                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08789

                  ---------------------------------------------
                                VALIC Company II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      2929 Allen Parkway, Houston, TX 77019
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Evelyn M. Curran
                              Senior Vice President
                   The Variable Annuity Life Insurance Company
                               2929 Allen Parkway
                                Houston, TX 77019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 831-6425
                                                  -----------------------------
Date of fiscal year end: August 31
                        --------------------------
Date of reporting period: August 31, 2005
                        --------------------------

Item 1. Reports to Stockholders

VALIC Company II, Annual Report at August 31, 2005

                                                               VALIC Company II

                                                                  Annual Report

                                                                August 31, 2005

               VALIC COMPANY II - ANNUAL REPORT AUGUST 31, 2005

TABLE OF CONTENTS

President's Letter.........................................................   1
Expense Example............................................................   2

Schedules of Investments:

   Aggressive Growth Lifestyle Fund........................................   4
   Capital Appreciation Fund...............................................   6
   Conservative Growth Lifestyle Fund......................................   9
   Core Bond Fund..........................................................  11
   High Yield Bond Fund....................................................  18
   International Small Cap Equity Fund.....................................  25
   Large Cap Value Fund....................................................  29
   Mid Cap Growth Fund.....................................................  32
   Mid Cap Value Fund......................................................  35
   Moderate Growth Lifestyle Fund..........................................  38
   Money Market II Fund....................................................  40
   Small Cap Growth Fund...................................................  43
   Small Cap Value Fund....................................................  46
   Socially Responsible Fund...............................................  51
   Strategic Bond Fund.....................................................  55
Statements of Assets and Liabilities.......................................  65
Statements of Operations...................................................  67
Statements of Changes in Net Assets........................................  69
Notes to Financial Statements..............................................  73
Financial Highlights.......................................................  85
Report of Independent Registered Public Accounting Firm....................  93
Approval of Advisory Agreements............................................  94
Trustees & Officers Information............................................  98
Shareholder Tax Information................................................ 100
Comparisons: Funds vs. Indexes............................................. 101

--------------------------------------------------------------------------------

                             PRESIDENT'S LETTER                       1

Dear Valued Investor:

We are pleased to provide you with the Annual Report for VALIC Company II. The report contains the investment portfolio information and the financial statements of VALIC Company II for the period ending August 31, 2005.

"Uncertainty" continued to be the predominate theme for the fiscal year ended August 31, 2005. The U.S. market was generally volatile during the period, reflecting investors' worries about inflation, rising energy prices, fluctuating currency values and short-term interest rates. Nonetheless, the Dow Jones Industrial Average was up 5.39%, the NASDAQ increased 17.84%, and the S&P 500 rose by 12.55% for the period, as rising dividend payments and solid corporate profits supported investor confidence.

In times of uncertainty, the biggest risk that investors face is losing focus and taking their eyes off their long-term investment strategies. In order to plan for the future, you should prepare yourself and your portfolio to weather both up and down markets. Spreading your investments between different asset classes (e.g., large and small capitalization stocks, bonds, money markets and international investments) and different investment styles (e.g., growth and value) is the best long-term strategy to manage risk. With VALIC Company II, you have a wide range of investment choices, covering all asset classes, to meet your objectives.

Additionally, once you have a plan in place based on your individual retirement goals--stick with it. A common mistake of investors is to buy high when enthusiasm is soaring and to sell low when fear sets in. Select a portfolio that is appropriate for your needs and adjust it only as your needs change or rebalance as necessary due to market conditions. We recommend that you contact your financial advisor to make certain that your current portfolio allocation is appropriate for you.

Thank you for your continued confidence in our ability to help you meet your investment goals.

                                          Sincerely,

                                          /s/ Evelyn M. Curran
                                          Evelyn M. Curran, President
                                          VALIC Company II

2         VALIC COMPANY II - EXPENSE EXAMPLE (Unaudited)         August 31, 2005

Disclosure of Fund Expenses in Shareholder Reports

 As a shareholder of a Fund in VALIC Company II ("VC II"), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at March 1, 2005 and held until August 31, 2005. Shares of VC II are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") and qualified retirement plans (the "Plans") offered by The Variable Annuity Life Insurance Company ("VALIC"), the investment adviser to VC II and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts and Plans are not included in these Examples, and had such fees and expenses been included your costs would have been higher. Please see your variable contract prospectus or plan document for more details on the fees associated with the Variable Contracts or Plans.

Actual Expenses

 The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended August 31, 2005" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended August 31, 2005" column and the "Expense Ratio as of August 31, 2005" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended August 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

 The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended August 31, 2005" column and the "Expense Ratio as of August 31, 2005" column do not include fees and expenses that may be charged by the Variable Contracts or Plans, in which the Funds are offered. Had these fees and expenses been included, the "Expenses Paid During the Six Months Ended August 31, 2005" column would have been higher and the "Ending Account Value" column would have been lower.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts or Plans. Please refer to your variable contract prospectus or plan document for more information. Therefore, the "hypothetical" example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

August 31, 2005 VALIC COMPANY II - EXPENSE EXAMPLE (Unaudited) - CONTINUED   3


                                                 Actual                                 Hypothetical
                                ----------------------------------------- -----------------------------------------
                                                                                           Ending
                                                                                        Account Value
                                                 Ending     Expenses Paid                  Using a    Expenses Paid
                                              Account Value  During the                 Hypothetical   During the    Expense
                                  Beginning   Using Actual   Six Months     Beginning    5% Assumed    Six Months     Ratio
                                Account Value   Return at       Ended     Account Value   Return at       Ended       as of
                                 at March 1,   August 31,    August 31,    at March 1,   August 31,    August 31,   August 31,
Fund                                2005          2005          2005*         2005          2005          2005*       2005*
----                            ------------- ------------- ------------- ------------- ------------- ------------- ----------
Aggressive Growth Lifestyle#...   $1,000.00     $1,049.31       $0.52       $1,000.00     $1,024.70       $0.51        0.10%
Capital Appreciation#..........   $1,000.00     $1,047.06       $4.39       $1,000.00     $1,020.92       $4.33        0.85%
Conservative Growth Lifestyle#.   $1,000.00     $1,037.84       $0.51       $1,000.00     $1,024.70       $0.51        0.10%
Core Bond#.....................   $1,000.00     $1,025.75       $3.93       $1,000.00     $1,021.32       $3.92        0.77%
High Yield Bond#...............   $1,000.00     $1,040.33       $5.09       $1,000.00     $1,020.21       $5.04        0.99%
International Small Cap Equity#   $1,000.00     $1,069.25       $5.22       $1,000.00     $1,020.16       $5.09        1.00%
Large Cap Value#...............   $1,000.00     $1,033.47       $4.15       $1,000.00     $1,021.12       $4.13        0.81%
Mid Cap Growth#................   $1,000.00     $1,078.46       $4.45       $1,000.00     $1,020.92       $4.33        0.85%
Mid Cap Value#@................   $1,000.00     $1,053.63       $5.44       $1,000.00     $1,019.91       $5.35        1.05%
Moderate Growth Lifestyle#.....   $1,000.00     $1,042.15       $0.51       $1,000.00     $1,024.70       $0.51        0.10%
Money Market II#...............   $1,000.00     $1,012.76       $2.84       $1,000.00     $1,022.38       $2.85        0.56%
Small Cap Growth #.............   $1,000.00     $1,037.45       $5.96       $1,000.00     $1,019.36       $5.90        1.16%
Small Cap Value#...............   $1,000.00     $1,054.53       $4.92       $1,000.00     $1,020.42       $4.84        0.95%
Socially Responsible#..........   $1,000.00     $1,019.95       $2.85       $1,000.00     $1,022.38       $2.85        0.56%
Strategic Bond#................   $1,000.00     $1,027.22       $4.55       $1,000.00     $1,020.72       $4.53        0.89%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days. These ratios do not reflect fees and expenses associated with the Variable Contracts or Plans. If such fees and expenses had been included, the expenses would have been higher. Please refer to your variable contract prospectus for details on the expenses that apply to the Variable Contracts or your Plan document for details on the administration fees charged by your Plan sponsor.
# During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher.
@ Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. Had the expense reductions been taken into account, the Expense Example would have been as follows:

                               Actual                                 Hypothetical
              ----------------------------------------- -----------------------------------------
                                                                         Ending
                                                                      Account Value
                               Ending     Expenses Paid                  Using a    Expenses Paid
                            Account Value  During the                 Hypothetical   During the    Expense
                Beginning   Using Actual   Six Months     Beginning    5% Assumed    Six Months     Ratio
              Account Value   Return at       Ended     Account Value   Return at       Ended       as of
               at March 1,   August 31,    August 31,    at March 1,   August 31,    August 31,   August 31,
Fund              2005          2005          2005*         2005          2005          2005*       2005*
----          ------------- ------------- ------------- ------------- ------------- ------------- ----------
Mid Cap Value   $1,000.00     $1,053.63       $5.33       $1,000.00     $1,020.01       $5.24        1.03%

4      AGGRESSIVE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE      August 31, 2005
                            (Unaudited)

Industry Allocation*

 Large Cap Equity Funds................................................  60.09%
 International Equity Fund.............................................  26.04%
 Mid Cap Equity Funds..................................................   5.81%
 Bond Fund.............................................................   5.51%
 Small Cap Equity Funds................................................   2.70%
                                                                        ------
                                                                        100.15%
                                                                        ======

*  Calculated as a percentage of Net Assets.

August 31, 2005 AGGRESSIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS   5


                                                                     Value
                                                        Shares      (Note 2)
  ----------------------------------------------------------------------------
  AFFILIATED INVESTMENT COMPANIES(1) -- 100.15%
  Bond Fund -- 5.51%
    VALIC Co. II Core Bond Fund......................   222,315   $ 2,236,485
                                                                  -----------
  International Equity Fund -- 26.04%
    VALIC Co. II International Small Cap Equity Fund.   752,876    10,577,902
                                                                  -----------
  Large Cap Equity Funds -- 60.09%
    VALIC Co. II Capital Appreciation Fund........... 1,353,103    12,042,619
    VALIC Co. II Large Cap Value Fund................   901,459    12,368,017
                                                                  -----------
                                                                   24,410,636
                                                                  -----------
  Mid Cap Equity Funds -- 5.81%
    VALIC Co. II MidCap Value Fund...................    64,578     1,179,849
    VALIC Co. II MidCap Growth Fund..................   156,064     1,179,841
                                                                  -----------
                                                                    2,359,690
                                                                  -----------
  Small Cap Equity Funds -- 2.70%
    VALIC Co. II Small Cap Growth Fund...............    43,388       528,895
    VALIC Co. II Small Cap Value Fund................    36,607       571,434
                                                                  -----------
                                                                    1,100,329
                                                                  -----------
  TOTAL LONG-TERM INVESTMENT SECURITIES
     (Cost $36,241,332)(2)...........................    100.15%   40,685,042
  Liabilities in excess of other assets..............     (0.15)%     (61,782)
                                                      ---------   -----------
  NET ASSETS --                                             100%  $40,623,260
                                                      =========   ===========

--------
(1)See Note 3.
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

6    CAPITAL APPRECIATION FUND - PORTFOLIO PROFILE (Unaudited)   August 31, 2005

Industry Allocation*

 Information Processing -- Software....................................   7.71%
 Aerospace/Defense.....................................................   7.17%
 Drugs.................................................................   6.97%
 Retail................................................................   6.82%
 Information Processing -- Services....................................   5.98%
 Financial Services....................................................   4.82%
 Insurance.............................................................   4.77%
 Leisure & Tourism.....................................................   4.74%
 Medical -- Biomedical/Gene............................................   4.53%
 Oil & Gas.............................................................   4.11%
 Hospital Supplies.....................................................   3.94%
 Telecommunications....................................................   3.78%
 Household Products....................................................   3.26%
 Healthcare............................................................   3.21%
 Semiconductors........................................................   3.12%
 Chemical..............................................................   3.05%
 Machinery.............................................................   2.99%
 Foods.................................................................   2.33%
 Electronics/Electrical Equipment......................................   2.02%
 Broadcasting..........................................................   1.59%
 Repurchase Agreement..................................................   1.56%
 Hospital Management...................................................   1.46%
 Advertising...........................................................   1.38%
 Beverages.............................................................   1.23%
 Information Processing -- Hardware....................................   1.14%
 Metals................................................................   1.13%
 Savings & Loan........................................................   1.06%
 Conglomerates.........................................................   0.99%
 Therapeutics..........................................................   0.91%
 Medical Technology....................................................   0.79%
 Multimedia............................................................   0.77%
 Mining................................................................   0.72%
                                                                        ------
                                                                        100.05%
                                                                        ======

*  Calculated as a percentage of Net Assets.

August 31, 2005     CAPITAL APPRECIATION FUND - SCHEDULE OF INVESTMENTS      7



                                                                Value
                                                       Shares  (Note 2)
        ----------------------------------------------------------------
        COMMON STOCK -- 98.49%
        Advertising -- 1.38%
          Getty Images, Inc.+.........................  7,900 $  676,161
                                                              ----------
        Aerospace/Defense -- 7.17%
          Alliant Techsystems, Inc.+..................  3,500    269,255
          Boeing Co................................... 15,300  1,025,406
          L-3 Communications Holdings, Inc............ 16,300  1,334,644
          United Technologies Corp.................... 17,600    880,000
                                                              ----------
                                                               3,509,305
                                                              ----------
        Beverages -- 1.23%
          Coca-Cola Co................................ 13,700    602,800
                                                              ----------
        Broadcasting -- 1.59%
          XM Satellite Radio Holdings, Inc., Class A+. 22,100    779,025
                                                              ----------
        Chemical -- 3.05%
          Chemtura Corp............................... 35,600    610,896
          Monsanto Co................................. 13,800    880,992
                                                              ----------
                                                               1,491,888
                                                              ----------
        Conglomerates -- 0.99%
          General Electric Co......................... 14,400    483,984
                                                              ----------
        Drugs -- 6.97%
          Abbott Laboratories.........................  9,500    428,735
          Forest Laboratories, Inc.+..................  5,700    253,080
          Medicis Pharmaceutical Corp., Class A.......  7,700    261,877
          Pfizer, Inc................................. 16,300    415,161
          Schering-Plough Corp........................ 45,000    963,450
          Sepracor, Inc.+.............................  9,200    461,840
          Wyeth....................................... 13,700    627,323
                                                              ----------
                                                               3,411,466
                                                              ----------
        Electronics/Electrical Equipment -- 2.02%
          Comverse Technology, Inc.+.................. 28,900    745,042
          Solectron Corp.+............................ 59,100    242,310
                                                              ----------
                                                                 987,352
                                                              ----------
        Financial Services -- 4.82%
          American Express Co.........................  8,600    475,064
          Capital One Financial Corp.................. 12,900  1,060,896
          Citigroup, Inc.............................. 18,800    822,876
                                                              ----------
                                                               2,358,836
                                                              ----------
        Foods -- 2.33%
          Campbell Soup Co............................ 19,900    585,060
          Wm. Wrigley Jr. Co..........................  7,800    554,190
                                                              ----------
                                                               1,139,250
                                                              ----------
        Healthcare -- 3.21%
          Dade Behring Holdings, Inc.................. 30,200  1,105,018
          Medco Health Solutions, Inc.+...............  9,400    463,138
                                                              ----------
                                                               1,568,156
                                                              ----------
        Hospital Management -- 1.46%
          LifePoint Hospitals, Inc.+.................. 15,700    714,036
                                                              ----------
        Hospital Supplies -- 3.94%
          Johnson & Johnson........................... 15,500    982,545
          St. Jude Medical, Inc.+..................... 20,600    945,540
                                                              ----------
                                                               1,928,085
                                                              ----------
        Household Products -- 3.26%
          ACCO Brands Corp.+..........................    940     24,534
          Fortune Brands, Inc.........................  4,000    347,920
          Procter & Gamble Co......................... 22,000  1,220,560
                                                              ----------
                                                               1,593,014
                                                              ----------
        Information Processing - Hardware -- 1.14%
          Apple Computer, Inc.+....................... 11,900    558,467
                                                              ----------

                                                                   Value
                                                          Shares  (Note 2)

    -----------------------------------------------------------------------
    Information Processing - Services -- 5.98%
      CACI International, Inc., Class A+.................  4,700 $  294,408
      Google, Inc.+......................................    800    228,800
      Macromedia, Inc.+.................................. 20,400    753,780
      NCR Corp.+......................................... 13,800    472,236
      VeriSign, Inc.+.................................... 25,800    562,440
      Yahoo!, Inc.+...................................... 18,400    613,456
                                                                 ----------
                                                                  2,925,120
                                                                 ----------
    Information Processing - Software -- 7.71%
      Avid Technology, Inc.+............................. 10,300    384,705
      Microsoft Corp..................................... 77,600  2,126,240
      NAVTEQ Corp.+...................................... 15,200    707,408
      Oracle Corp.+...................................... 26,500    343,705
      Salesforce.com, Inc.+.............................. 10,900    210,588
                                                                 ----------
                                                                  3,772,646
                                                                 ----------
    Insurance -- 4.77%
      Aetna, Inc.........................................  5,900    470,053
      Genworth Financial, Inc............................  8,100    260,577
      UnitedHealth Group, Inc............................  9,400    484,100
      WellPoint, Inc.+................................... 15,100  1,121,175
                                                                 ----------
                                                                  2,335,905
                                                                 ----------
    Leisure & Tourism -- 4.74%
      Activision, Inc.+.................................. 11,433    255,527
      Electronic Arts, Inc.+.............................  5,800    332,224
      Harrah's Entertainment, Inc........................  9,700    674,732
      Starbucks Corp.+................................... 11,900    583,576
      Starwood Hotels & Resorts Worldwide, Inc., Class B.  8,100    472,230
                                                                 ----------
                                                                  2,318,289
                                                                 ----------
    Machinery -- 2.99%
      Deere & Co.........................................  6,700    438,046
      Precision Castparts Corp........................... 10,600  1,024,808
                                                                 ----------
                                                                  1,462,854
                                                                 ----------
    Medical - Biomedical/Gene -- 4.53%
      Amgen, Inc.+.......................................  7,400    591,260
      Genentech, Inc.+................................... 11,400  1,070,916
      Genzyme Corp.+.....................................  7,800    555,126
                                                                 ----------
                                                                  2,217,302
                                                                 ----------
    Medical Technology -- 0.79%
      Martek Biosciences Corp.+..........................  7,600    387,600
                                                                 ----------
    Metals -- 1.13%
      Roper Industries, Inc.............................. 14,400    554,688
                                                                 ----------
    Mining -- 0.72%
      Newmont Mining Corp................................  8,900    352,262
                                                                 ----------
    Multimedia -- 0.77%
      E.W. Scripps Co., Class A..........................  7,500    375,000
                                                                 ----------
    Oil & Gas -- 4.11%
      Forest Oil Corp.+..................................  5,700    256,215
      Smith International, Inc........................... 14,600    507,204
      Weatherford International, Ltd.+...................  4,300    291,153
      XTO Energy, Inc.................................... 24,066    957,827
                                                                 ----------
                                                                  2,012,399
                                                                 ----------
    Retail -- 6.82%
      Best Buy Co., Inc..................................  6,300    300,258
      CVS Corp........................................... 28,700    842,919
      Home Depot, Inc.................................... 20,600    830,592
      Kohl's Corp.+...................................... 13,200    692,340
      Office Depot, Inc.+................................ 22,400    672,000
                                                                 ----------
                                                                  3,338,109
                                                                 ----------
    Savings & Loan -- 1.06%
      Hudson City Bancorp, Inc........................... 41,500    518,750
                                                                 ----------

8      CAPITAL APPRECIATION FUND - SCHEDULE OF INVESTMENTS -     August 31, 2005
                             CONTINUED


                                                           Value
                                                  Shares  (Note 2)
            --------------------------------------------------------
            COMMON STOCK (continued)
            Semiconductors -- 3.12%
              Broadcom Corp., Class A+........... 19,000 $   826,500
              Intel Corp......................... 18,000     462,960
              Maxim Integrated Products, Inc.....  5,600     238,840
                                                         -----------
                                                           1,528,300
                                                         -----------
            Telecommunications -- 3.78%
              Corning, Inc.+..................... 78,200   1,560,872
              Motorola, Inc...................... 13,300     291,004
                                                         -----------
                                                           1,851,876
                                                         -----------
            Therapeutics -- 0.91%
              Gilead Sciences, Inc.+............. 10,400     447,200
                                                         -----------
            Total Long-Term Investment Securities
               (Cost $43,141,578)................         48,200,125
                                                         -----------

                                                                  Principal     Value
                                                                   Amount      (Note 2)

-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.56%
  Agreement with State Street Bank & Trust Co., bearing interest at 3.36%, dated 08/31/05, to be repurchased 09/01/05 in
   the amount of $765,071 and collateralized by Federal Home
   Loan Bank Notes, bearing interest at 3.88%, due 06/08/07
   and having an approximate value of $790,716
   (Cost $765,000)............................................... $765,000   $   765,000
                                                                             -----------
TOTAL INVESTMENTS
   (Cost $43,906,578)(1).........................................   100.05%   48,965,125
Liabilities in excess of other assets............................    (0.05)%     (26,001)
                                                                  --------   -----------
NET ASSETS --                                                       100.00%  $48,939,124
                                                                  ========   ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2005   CONSERVATIVE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE     9
                                        (Unaudited)

Industry Allocation*

 Bond Fund.............................................................  47.08%
 Large Cap Equity Funds................................................  39.36%
 International Equity Fund.............................................   8.21%
 Mid Cap Equity Funds..................................................   3.81%
 Small Cap Equity Funds................................................   1.70%
                                                                        ------
                                                                        100.16%
                                                                        ======

*  Calculated as a percentage of Net Assets.

10  CONSERVATIVE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS August 31, 2005


                                                                     Value
                                                        Shares      (Note 2)
  ----------------------------------------------------------------------------
  AFFILIATED INVESTMENT COMPANIES(1) -- 100.16%
  Bond Fund -- 47.08%
    VALIC Co. II Core Bond Fund...................... 1,612,902   $16,225,795
                                                                  -----------
  International Equity Fund -- 8.21%
    VALIC Co. II International Small Cap Equity Fund.   201,482     2,830,829
                                                                  -----------
  Large Cap Equity Funds -- 39.36%
    VALIC Co. II Capital Appreciation Fund...........   752,513     6,697,367
    VALIC Co. II Large Cap Value Fund................   500,725     6,869,943
                                                                  -----------
                                                                   13,567,310
                                                                  -----------
  Mid Cap Equity Funds -- 3.81%
    VALIC Co. II MidCap Value Fund...................    35,902       655,927
    VALIC Co. II MidCap Growth Fund..................    86,762       655,923
                                                                  -----------
                                                                    1,311,850
                                                                  -----------
  Small Cap Equity Funds -- 1.70%
    VALIC Co. II Small Cap Growth Fund...............    22,656       276,178
    VALIC Co. II Small Cap Value Fund................    19,904       310,698
                                                                  -----------
                                                                      586,876
                                                                  -----------
  TOTAL LONG-TERM INVESTMENT SECURITIES
     (Cost $32,773,818)(2)...........................    100.16%   34,522,660
  Liabilities in excess of other assets..............     (0.16)%     (54,343)
                                                      ---------   -----------
  NET ASSETS --                                             100%  $34,468,317
                                                      =========   ===========

--------
(1)See Note 3.
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2005       CORE BOND FUND - PORTFOLIO PROFILE (Unaudited)         11

Industry Allocation*

 Government Agencies................................................... 38.66%
 Financial Services.................................................... 10.51%
 Government Obligations................................................  6.40%
 Finance Companies.....................................................  5.26%
 Foreign Government Agencies...........................................  4.41%
 Telecommunications....................................................  3.88%
 Utilities -- Electric.................................................  3.52%
 Banks.................................................................  2.90%
 Repurchase Agreement..................................................  2.80%
 Oil & Gas.............................................................  2.29%
 Broadcasting..........................................................  2.20%
 Chemical..............................................................  1.71%
 Insurance.............................................................  1.15%
 Commercial Services...................................................  1.12%
 Multimedia............................................................  0.78%
 Airlines..............................................................  0.74%
 Savings & Loan........................................................  0.74%
 Retail................................................................  0.72%
 Leisure & Tourism.....................................................  0.71%
 Conglomerates.........................................................  0.65%
 Railroads & Equipment.................................................  0.64%
 Drugs.................................................................  0.61%
 Foods.................................................................  0.60%
 Paper/Forest Products.................................................  0.49%
 Medical -- Biomedical/Gene............................................  0.46%
 Real Estate Investment Trusts.........................................  0.44%
 Real Estate...........................................................  0.38%
 Hospital Management...................................................  0.37%
 Tobacco...............................................................  0.28%
 Utilities -- Gas, Pipeline............................................  0.27%
 Aerospace/Defense.....................................................  0.24%
 Automotive............................................................  0.24%
 Beverages.............................................................  0.21%
 Healthcare............................................................  0.20%
 Home Builders.........................................................  0.19%
 Hospital Supplies.....................................................  0.19%
 Metals................................................................  0.19%
 Utilities -- Gas, Distribution........................................  0.15%
 Heavy Duty Trucks/Parts...............................................  0.14%
 Information Processing -- Services....................................  0.13%
 Advertising...........................................................  0.08%
 Funeral Services......................................................  0.08%
 Pollution Control.....................................................  0.08%
 Machinery.............................................................  0.07%
 Information Processing -- Software....................................  0.04%
 Household Products....................................................  0.02%
                                                                        -----
                                                                        97.94%
                                                                        =====

Credit Quality+#

 Government -- Agency..................................................  40.48%
 Government -- Treasury................................................   6.75%
 AAA...................................................................   5.72%
 AA....................................................................   1.99%
 A.....................................................................  11.65%
 BBB...................................................................  17.17%
 BB....................................................................   5.06%
 B.....................................................................   5.44%
 CCC...................................................................   2.81%
 CC....................................................................   0.24%
 C.....................................................................   0.04%
 Not Rated@............................................................   2.65%
                                                                        ------
                                                                        100.00%
                                                                        ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

12           CORE BOND FUND - SCHEDULE OF INVESTMENTS            August 31, 2005


                                                                  Principal   Value
                                                                   Amount    (Note 2)
--------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.42%
Finance Companies -- 0.84%
  Wachovia Bank Commercial Mtg. Trust, Series 2005-WL5A,
   Class B:
   3.80% due 01/15/18*(1)........................................ $850,000  $  849,024
                                                                            ----------
Financial Services -- 4.58%
  American Express Credit Account Master Trust:
   3.86% due 03/16/15(1).........................................  200,000     200,000
  Banc of America Commercial Mtg, Inc., Series 2005-3, Class AJ:
   4.77% due 07/10/43(2)(3)......................................  500,000     500,485
  Bear Stearns Commercial Mtg. Securities, Inc.:
   6.02% due 02/14/31(3).........................................  250,000     262,111
  Chase Funding Mtg. Loan, Series 2003-6, Class 1A6:
   4.59% due 05/25/15............................................  200,000     199,883
  Citigroup Mortgage Loan Trust, Inc.:
   5.55% due 08/25/35(4)(5)......................................   20,000      20,000
  DLJ Commercial Mtg. Corp., Series 1998-ST1, Class R1:
   7.34% due 10/10/32(3).........................................  500,000     552,610
  Granite Mortgages PLC, Series 2003-3, Class 1A3:
   3.82% due 01/20/44(1)(4)......................................  200,000     200,458
  GS Mtg. Securities Corp. II, Series 2005-GG4, Class AJ:
   4.78% due 07/10/39(3).........................................  500,000     501,926
  Lehman Brothers Floating Rate Commercial Mtg. Trust:
   3.73% due 07/15/18*(1)(3)(5)..................................  250,000     250,000
   3.78% due 07/15/18*(1)(3)(5)..................................  250,000     250,000
  Morgan Stanley Capital I, Series 2005-T19, Class AJ:
   4.99% due 06/12/47(2)(3)......................................  300,000     305,736
  Morgan Stanley Capital I, Series 2005-T19, Class B:
   5.06% due 12/12/16(2)(3)......................................  100,000     101,540
  Morgan Stanley Capital I, Series 2005-T19, Class C:
   5.16% due 06/12/47(2)(3)......................................  100,000     101,718
  Morgan Stanley Capital I, Series 2005-T19, Class D:
   5.29% due 06/12/47(2)(3)......................................  150,000     153,585
  Morgan Stanley Dean Witter Capital I:
   6.66% due 02/15/33(3).........................................  651,500     712,504
  Morgan Stanley Group, Inc.:
   6.39% due 10/15/35(3).........................................  300,000     328,686
                                                                            ----------
                                                                             4,641,242
                                                                            ----------
Total Asset-Backed Securities
   (Cost $5,454,713).............................................            5,490,266
                                                                            ----------
CORPORATE BONDS -- 35.63%
Advertising -- 0.08%
  Affinity Group, Inc.:
   9.00% due 02/15/12............................................   75,000      77,813
                                                                            ----------
Aerospace/Defense -- 0.24%
  Raytheon Co.:
   6.75% due 08/15/07............................................  233,000     242,787
                                                                            ----------
Airlines -- 0.74%
  American Airlines, Inc.,
   6.82% due 05/23/11............................................  310,000     294,431
  Atlas Air, Inc.,
   7.20% due 01/02/19............................................  257,519     261,583
   7.63% due 01/02/15............................................  190,086     159,006
  Delta Air Lines, Inc.:
   8.30% due 12/15/29(14)(15)....................................  105,000      17,588
   10.00% due 08/15/08(14)(15)...................................  100,000      18,250
                                                                            ----------
                                                                               750,858
                                                                            ----------
Automotive -- 0.24%
  Cooper-Standard Automotive, Inc.:
   8.38% due 12/15/14............................................   30,000      27,300
  DaimlerChrysler North America Holding Corp.:
   4.88% due 06/15/10............................................   81,000      80,296
  Ford Motor Co.:
   6.38% due 02/01/29............................................   91,000      66,520
   7.45% due 07/16/31............................................   91,000      72,766
                                                                            ----------
                                                                               246,882
                                                                            ----------

                                                      Principal   Value
                                                       Amount    (Note 2)

      --------------------------------------------------------------------
      Banks -- 2.46%
        American Express Centurion Bank:
         3.73% due 11/16/09(1)....................... $116,000  $  115,183
        Bank of America Corp.:
         7.80% due 09/15/16..........................  193,000     240,869
        BankBoston Captial Trust IV:
         3.97% due 06/08/28(1).......................  181,000     174,701
        Canadian Imperial Bank of Commerce/New York:
         4.38% due 07/28/08..........................  170,000     170,386
        Chemical Bank:
         6.13% due 11/01/08..........................  138,000     145,119
        Credit Suisse First Boston:
         6.50% due 05/01/08*.........................  116,000     122,177
        First Maryland Capital II:
         4.54% due 02/01/27(1).......................  159,000     155,391
        HSBC Bank USA:
         5.63% due 08/15/35..........................  110,000     113,484
        Key Bank NA:
         7.00% due 02/01/11..........................   72,000      80,300
        National City Bank, Cleveland:
         3.38% due 10/15/07..........................  211,000     208,570
        PNC Funding Corp.:
         5.75% due 08/01/06..........................  226,000     228,740
        Popular North America, Inc.:
         4.25% due 04/01/08..........................  237,000     235,751
        SunTrust Bank:
         5.40% due 04/01/20..........................  158,000     165,939
        US Bank NA:
         3.90% due 08/15/08..........................   32,000      31,683
        Wachovia Corp.:
         5.50% due 08/01/35..........................  220,000     226,217
        Wells Fargo & Co.:
         3.51% due 09/15/09(1).......................   79,000      79,075
                                                                ----------
                                                                 2,493,585
                                                                ----------
      Beverages -- 0.21%
        Coca-Cola Enterprises, Inc.:
         8.50% due 02/01/22..........................  159,000     216,203
                                                                ----------
      Broadcasting -- 1.78%
        Chancellor Media Corp.:
         8.00% due 11/01/08..........................  238,000     259,622
        Charter Communications Holdings LLC:
         11.13% due 01/15/11.........................  200,000     153,500
        Clear Channel Communications, Inc.:
         6.88% due 06/15/18..........................  210,000     220,141
        Cox Communications, Inc.:
         7.63% due 06/15/25..........................   89,000     106,067
         7.75% due 11/01/10..........................  314,000     352,844
        Nexstar Finance, Inc.:
         7.00% due 01/15/14..........................  290,000     266,800
        Paxson Communications Corp.:
         12.25% due 01/15/09(7)......................  305,000     295,088
        Young Broadcasting, Inc.:
         10.00% due 03/01/11.........................  150,000     144,375
                                                                ----------
                                                                 1,798,437
                                                                ----------
      Chemical -- 1.71%
        BCI US Finance Corp.:
         9.10% due 07/15/10*(1)......................  200,000     204,000
        Dow Chemical Co.:
         7.38% due 03/01/23..........................  184,000     228,139
        E.I. du Pont de Nemours and Co.:
         4.13% due 04/30/10..........................   32,000      31,938
        Eastman Chemical Co.:
         6.30% due 11/15/18..........................  190,000     207,850
        ICI North America, Inc.:
         8.88% due 11/15/06..........................  191,000     200,482

August 31, 2005    CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      13


                                                         Principal   Value
                                                          Amount    (Note 2)
  ---------------------------------------------------------------------------
  CORPORATE BONDS (continued)
  Chemical (continued)
    Lubrizol Corp.:
     5.88% due 12/01/08................................. $ 95,000  $   98,580
     6.50% due 10/01/34.................................  110,000     123,437
    Monsanto Co.:
     5.50% due 07/30/35.................................  455,000     464,392
    Rohm & Haas Co.:
     7.85% due 07/15/29.................................  125,000     171,471
                                                                   ----------
                                                                    1,730,289
                                                                   ----------
  Commercial Services -- 1.12%
    Hertz Corp.:
     4.70% due 10/02/06.................................  264,000     261,760
     6.90% due 08/15/14.................................  136,000     128,465
     7.40% due 03/01/11.................................  354,000     350,322
     7.63% due 06/01/12.................................   50,000      49,558
    PHH Corp.:
     6.00% due 03/01/08.................................  193,000     197,984
    Rent-Way, Inc.:
     11.88% due 06/15/10................................  134,000     151,085
                                                                   ----------
                                                                    1,139,174
                                                                   ----------
  Conglomerates -- 0.52%
    Ingersoll-Rand Co., Ltd.:
     4.75% due 05/15/15.................................  150,000     151,036
    Tyco International Group SA:
     6.75% due 02/15/11.................................  344,000     378,822
                                                                   ----------
                                                                      529,858
                                                                   ----------
  Drugs -- 0.40%
    American Home Products Corp.:
     6.95% due 03/15/11.................................  100,000     111,009
    Merck & Co., Inc.:
     2.50% due 03/30/07.................................  116,000     112,916
    Pfizer, Inc.:
     2.50% due 03/15/07.................................  185,000     180,615
                                                                   ----------
                                                                      404,540
                                                                   ----------
  Finance Companies -- 4.16%
    Caterpillar Financial Services Corp.:
     4.30% due 06/01/10.................................  170,000     169,633
     4.70% due 03/15/12.................................  158,000     160,097
    Countrywide Home Loans, Inc.:
     5.50% due 08/01/06.................................  289,000     291,923
    Devon Financing Corp. ULC:
     6.88% due 09/30/11.................................  150,000     167,803
    Ford Motor Credit Co.:
     5.70% due 01/15/10.................................  110,000     103,299
     5.80% due 01/12/09.................................  294,000     281,350
     6.38% due 11/05/08.................................  213,000     207,980
     7.00% due 10/01/13.................................   75,000      71,896
    FPL Group Capital, Inc.:
     4.09% due 02/16/07.................................  344,000     343,287
    General Motors Acceptance Corp.:
     5.53% due 12/01/14(1)..............................  130,000     113,104
     6.75% due 12/01/14.................................   37,000      34,031
     7.00% due 02/01/12.................................  267,000     251,897
     8.00% due 11/01/31.................................  675,000     624,475
    Household Finance Corp.:
     4.75% due 07/15/13.................................  381,000     380,780
     6.38% due 10/15/11.................................  193,000     210,221
    John Deere Capital Corp.:
     4.50% due 08/25/08.................................  363,000     364,905
    National Rural Utilities Cooperative Finance Corp.:
     3.88% due 02/15/08.................................  153,000     151,910
    SLM Corp., Series A:
     3.81% due 07/27/09(1)..............................   95,000      94,945

                                                                Principal   Value
                                                                 Amount    (Note 2)

------------------------------------------------------------------------------------
Finance Companies (continued)
  Xlliac Global Funding:
   4.80% due 08/10/10*......................................... $190,000  $  191,486
                                                                          ----------
                                                                           4,215,022
                                                                          ----------
Financial Services -- 4.41%
  Associates Corp. of North America:
   6.95% due 11/01/18..........................................   95,000     114,104
  BAE Systems Holdings, Inc.:
   4.75% due 08/15/10*.........................................  386,000     387,825
   5.20% due 08/15/15*.........................................  193,000     195,222
   6.40% due 12/15/11*.........................................  380,000     413,922
  Borden US Finance Corp.:
   9.00% due 07/15/14*.........................................  175,000     181,125
  Chukchansi Economic Development Auth.:
   14.50% due 06/15/09*........................................  150,000     182,250
  Credit Suisse First Boston USA, Inc.:
   5.13% due 08/15/15..........................................  190,000     193,375
  General Electric Capital Corp.:
   2.80% due 01/15/07..........................................  213,000     209,013
   5.38% due 03/15/07..........................................  193,000     196,651
   6.75% due 03/15/32..........................................  319,000     389,187
  JPMorgan Chase & Co.:
   6.63% due 03/15/12..........................................  153,000     170,158
  MBNA Corp.:
   4.63% due 09/15/08..........................................  305,000     307,680
  Merrill Lynch & Co., Inc.:
   4.79% due 08/04/10..........................................  152,000     153,515
  Morgan Stanley:
   5.30% due 03/01/13..........................................  100,000     103,143
  Pricoa Global Funding I:
   4.63% due 06/25/12*.........................................   85,000      85,158
  Principal Life Global Funding:
   5.13% due 06/28/07*.........................................   50,000      50,554
  PX Escrow Corp.:
   9.63% due 02/01/06(7).......................................   25,000      24,406
  Residential Asset Securities Corp.:
   4.54% due 12/25/33..........................................  200,000     200,174
  Residential Capital Corp.:
   6.38% due 06/30/10*.........................................  380,000     387,903
  Salomon Smith Barney Holdings, Inc.:
   5.88% due 03/15/06..........................................   32,000      32,289
  TIAA Global Markets:
   4.13% due 11/15/07*.........................................  236,000     235,072
  Transamerica Finance Corp.:
   6.40% due 09/15/08..........................................   79,000      83,627
  Tyco International Group SA Participation Certificate Trust:
   4.44% due 06/15/07*.........................................  170,000     170,081
                                                                          ----------
                                                                           4,466,434
                                                                          ----------
Foods -- 0.60%
  American Stores Co.:
   7.90% due 05/01/17..........................................   55,000      63,564
   8.00% due 06/01/26..........................................  260,000     301,086
  Bunge, Ltd. Finance Corp.:
   5.10% due 07/15/15*.........................................  237,000     238,817
                                                                          ----------
                                                                             603,467
                                                                          ----------
Funeral Services -- 0.08%
  Service Corp. International:
   6.75% due 04/01/16..........................................   75,000      75,938
                                                                          ----------
Healthcare -- 0.20%
  CDRV Investors, Inc.:
   9.63% due 01/01/15(7).......................................  130,000      75,400
  Psychiatric Solutions, Inc.:
   7.75% due 07/15/15*.........................................  125,000     130,312
                                                                          ----------
                                                                             205,712
                                                                          ----------

14     CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      August 31, 2005


                                                     Principal  Value
                                                      Amount   (Note 2)
         --------------------------------------------------------------
         CORPORATE BONDS (continued)
         Heavy Duty Trucks/Parts -- 0.14%
           Dana Corp.:
            5.85% due 01/15/15...................... $110,000  $ 97,822
           Dura Operating Corp.:
            8.63% due 04/15/12......................   33,000    30,525
           Navistar International Corp.:
            6.25% due 03/01/12......................   18,000    17,280
                                                               --------
                                                                145,627
                                                               --------
         Home Builders -- 0.19%
           Centex Corp.:
            4.88% due 08/15/08......................  190,000   191,231
                                                               --------
         Hospital Management -- 0.37%
           HCA, Inc.:
            6.95% due 05/01/12......................  200,000   211,318
           Tenet Healthcare Corp.:
            6.50% due 06/01/12......................  175,000   165,375
                                                               --------
                                                                376,693
                                                               --------
         Hospital Supplies -- 0.19%
           Universal Hospital Services, Inc.:
            10.13% due 11/01/11.....................  195,000   196,950
                                                               --------
         Household Products -- 0.02%
           Revlon Consumer Products Corp.:
            8.63% due 02/01/08......................   20,000    19,450
                                                               --------
         Information Processing - Services -- 0.13%
           SunGard Data Systems, Inc.:
            10.25% due 08/15/15*....................  130,000   135,850
                                                               --------
         Information Processing - Software -- 0.04%
           Activant Solutions, Inc.:
            9.09% due 04/01/10*(1)..................   35,000    35,788
                                                               --------
         Insurance -- 0.98%
           Americo Life, Inc.:
            7.88% due 05/01/13*.....................  109,000   115,328
           ING Security Life Institutional Funding:
            2.70% due 02/15/07*.....................  153,000   148,735
           Kingsway America, Inc.:
            7.50% due 02/01/14......................   85,000    89,754
           MIC Financing Trust I:
            8.38% due 02/01/27*.....................   68,000    70,757
           Ohio Casualty Corp.:
            7.30% due 06/15/14......................  163,000   179,374
           XL Capital, Ltd.:
            5.25% due 09/15/14......................  382,000   384,439
                                                               --------
                                                                988,387
                                                               --------
         Leisure & Tourism -- 0.71%
           Circus & Eldorado Joint Venture:
            10.13% due 03/01/12.....................  140,000   147,700
           Hilton Hotels Corp.:
            7.95% due 04/15/07......................  233,000   245,145
           Riviera Holdings Corp.:
            11.00% due 06/15/10(8)..................   25,000    27,250
           Seneca Gaming Corp.:
            7.25% due 05/01/12*.....................   10,000    10,400
           Six Flags, Inc.:
            4.50% due 05/15/15......................  100,000   127,250
           Worldspan Financing Corp.:
            10.04% due 02/15/11*(1).................  175,000   165,375
                                                               --------
                                                                723,120
                                                               --------
         Medical - Biomedical/Gene -- 0.46%
           Genetech, Inc.:
            5.25% due 07/15/35*.....................  456,000   460,796
                                                               --------
         Metals -- 0.08%
           Crown Cork & Seal Co., Inc.:
            8.00% due 04/15/23......................   75,000    76,500
                                                               --------

                                                 Principal   Value
                                                  Amount    (Note 2)

          -----------------------------------------------------------
          Multimedia -- 0.78%
            News America, Inc.:
             7.30% due 04/30/28................. $110,000  $  127,266
            Time Warner Entertainment Co. LP:
             8.38% due 03/15/23.................  160,000     201,279
            Time Warner, Inc.:
             6.63% due 05/15/29.................  228,000     248,034
            Viacom, Inc.:
             4.63% due 05/15/18.................  238,000     218,456
                                                           ----------
                                                              795,035
                                                           ----------
          Oil & Gas -- 2.10%
            ConocoPhillips:
             7.00% due 03/30/29.................  293,000     365,550
            El Paso Production Holding Co.:
             7.75% due 06/01/13.................  470,000     497,025
            Encore Acquisition Co.:
             6.00% due 07/15/15*................   44,000      42,900
             6.25% due 04/15/14.................   26,000      25,870
            Enterprise Products Operating LP:
             4.95% due 06/01/10.................  210,000     209,896
            Hanover Compressor Co.:
             9.00% due 06/01/14.................  100,000     110,250
            Hilcorp Energy LP:
             10.50% due 09/01/10*...............  175,000     194,250
            KeySpan Corp.:
             4.90% due 05/16/08.................  423,000     428,514
            Pennzoil Co.:
             10.25% due 11/01/05................   15,000      15,131
            PTT PLC:
             5.88% due 08/03/35*................  129,000     128,380
            Seitel, Inc.:
             11.75% due 07/15/11................  100,000     111,500
                                                           ----------
                                                            2,129,266
                                                           ----------
          Paper/Forest Products -- 0.41%
            Georgia-Pacific Corp.:
             8.00% due 01/15/14.................   80,000      87,600
            Packaging Corp. of America:
             5.75% due 08/01/13.................  211,000     209,544
            Pliant Corp.:
             11.13% due 09/01/09................  126,000     117,495
                                                           ----------
                                                              414,639
                                                           ----------
          Pollution Control -- 0.08%
            Republic Services, Inc.:
             6.09% due 03/15/35.................   75,000      79,557
                                                           ----------
          Railroads & Equipment -- 0.64%
            Burlington Northern Santa Fe Corp.:
             7.29% due 06/01/36.................   91,000     117,922
             8.13% due 04/15/20.................  277,000     363,904
            Norfolk Southern Corp.:
             5.59% due 05/17/25.................  158,000     164,250
                                                           ----------
                                                              646,076
                                                           ----------
          Real Estate -- 0.38%
            Brascan Corp.:
             8.13% due 12/15/08.................  166,000     184,143
            EOP Operating LP:
             8.38% due 03/15/06.................  200,000     204,197
                                                           ----------
                                                              388,340
                                                           ----------
          Real Estate Investment Trusts -- 0.44%
            Equity One ABS, Inc.:
             4.21% due 04/25/34.................  360,000     351,843
            Nationwide Health Properties, Inc.:
             6.00% due 05/20/15.................   95,000      97,255
                                                           ----------
                                                              449,098
                                                           ----------

August 31, 2005    CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      15


                                                Principal    Value
                                                 Amount     (Note 2)
           ----------------------------------------------------------
           CORPORATE BONDS (continued)
           Retail -- 0.59%
             May Department Stores Co.:
              7.45% due 09/15/11............... $  157,000 $  178,251
             Stater Brothers Holdings, Inc.:
              8.13% due 06/15/12...............    150,000    152,250
             Wal-Mart Stores, Inc.:
              5.25% due 09/01/35...............    264,000    266,393
                                                           ----------
                                                              596,894
                                                           ----------
           Savings & Loan -- 0.74%
             Charter One Bank FSB:
              6.38% due 05/15/12...............    501,000    554,759
             Sovereign Bancorp, Inc.:
              4.80% due 09/01/10*..............    190,000    191,389
                                                           ----------
                                                              746,148
                                                           ----------
           Telecommunications -- 2.99%
             Alltel Corp.:
              4.66% due 05/17/07...............    151,000    151,938
             American Cellular Corp.:
              10.00% due 08/01/11..............    500,000    532,500
             AT&T Wireless Services, Inc.:
              7.88% due 03/01/11...............    497,000    574,424
             Corning, Inc.:
              5.90% due 03/15/14...............     84,000     87,320
              6.85% due 03/01/29...............    101,000    108,293
             GTE Northwest, Inc.:
              5.55% due 10/15/08...............     95,000     97,404
             ICO North America, Inc.:
              7.50% due 08/15/09(5)(12)........     25,000     26,500
             LCI International, Inc.:
              7.25% due 06/15/07...............    500,000    492,500
             Motorola, Inc.:
              6.50% due 09/01/25...............    459,000    513,695
             Sprint Capital Corp.:
              6.88% due 11/15/28...............    113,000    129,492
             Triton PCS, Inc.:
              8.50% due 06/01/13...............     25,000     23,812
             Verizon New York, Inc., Series B:
              7.38% due 04/01/32...............    249,000    291,992
                                                           ----------
                                                            3,029,870
                                                           ----------
           Tobacco -- 0.28%
             Alliance One International, Inc.:
              12.75% due 11/15/12*.............    300,000    282,000
                                                           ----------
           Utilities - Electric -- 3.52%
             Calpine Corp.:
              4.75% due 11/15/23...............  1,225,000    806,969
              8.75% due 07/15/13*..............     25,000     18,500
             Centerpoint Energy, Inc.:
              5.88% due 06/01/08...............    210,000    216,608
             Consolidated Edison, Inc.:
              3.63% due 08/01/08...............    191,000    187,439
             Consolidated Natural Gas Co.:
              5.38% due 11/01/06...............    179,000    181,163
             Dominion Resources, Inc.:
              5.95% due 06/15/35...............    100,000    104,452
             FirstEnergy Corp.:
              6.45% due 11/15/11...............     92,000     99,646
             Florida Power Corp.:
              4.50% due 06/01/10...............     81,000     81,118
             Georgia Power Co.:
              6.20% due 02/01/06...............    150,000    151,268
             Indianapolis Power & Light Co.:
              6.60% due 01/01/34*..............     41,000     47,701

                                                 Principal   Value
                                                  Amount    (Note 2)

         -------------------------------------------------------------
         Utilities - Electric (continued)
           Indiantown Cogeneration LP:
            9.26% due 12/15/10.................. $ 69,698  $    76,677
           MidAmerican Energy Holdings Co.:
            5.00% due 02/15/14..................  169,000      169,954
           Old Dominion Electric Cooperative:
            5.68% due 12/01/28..................   47,000       49,372
           Pepco Holding, Inc.:
            5.50% due 08/15/07..................  193,000      196,782
           Potomac Edison Co.:
            5.35% due 11/15/14*.................  269,000      279,122
           PSI Energy, Inc.:
            7.85% due 10/15/07..................  287,000      306,208
           Reliant Energy, Inc.:
            6.75% due 12/15/14..................   50,000       49,250
           Reliant Resources, Inc.:
            9.50% due 07/15/13..................   50,000       55,625
           Southern Energy Corp.:
            7.90% due 07/15/09+*(6)(13).........  150,000      154,125
           TECO Energy, Inc.:
            7.50% due 06/15/10..................   25,000       27,125
           Virginia Electric and Power Co.:
            4.10% due 12/15/08..................  157,000      155,250
            5.75% due 03/31/06..................  152,000      153,425
                                                           -----------
                                                             3,567,779
                                                           -----------
         Utilities - Gas, Distribution -- 0.15%
           Sempra Energy:
            4.62% due 05/17/07..................  151,000      151,581
                                                           -----------
         Utilities - Gas, Pipeline -- 0.27%
           NGC Corp. Capital Trust I:
            8.32% due 06/01/27..................  300,000      271,500
                                                           -----------
         Total Corporate Bonds
            (Cost $35,749,180)..................            36,095,174
                                                           -----------
         FOREIGN BONDS -- 8.50%
         Banks -- 0.44%
           HBOS Treasury Services PLC:
            3.50% due 11/30/07*.................  251,000      247,086
           NIB Capital Bank NV:
            5.82% due 12/31/49*(2)..............  190,000      200,186
                                                           -----------
                                                               447,272
                                                           -----------
         Broadcasting -- 0.42%
           Grupo Televisa SA:
            6.63% due 03/18/25*.................  176,000      178,640
           Telenet Group Holding NV:
            11.25% due 06/15/14*(7).............  300,000      242,250
                                                           -----------
                                                               420,890
                                                           -----------
         Conglomerates -- 0.13%
           Tyco International Group SA:
            6.88% due 01/15/29..................  110,000      131,216
                                                           -----------
         Drugs -- 0.21%
           Elan Finance PLC/Elan Finance Corp.:
            7.75% due 11/15/11*.................  240,000      211,200
                                                           -----------
         Finance Companies -- 0.26%
           Diageo Capital PLC:
            4.38% due 05/03/10..................  166,000      166,187
           FBG Finance, Ltd.:
            5.88% due 06/15/35*.................  100,000      102,353
                                                           -----------
                                                               268,540
                                                           -----------
         Financial Services -- 0.99%
           Aries Vermogensverwaltung GmbH:
            9.60% due 10/25/14..................  500,000      656,250

16     CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      August 31, 2005


                                                     Principal   Value
                                                      Amount    (Note 2)
       ------------------------------------------------------------------
       FOREIGN BONDS (continued)
       Financial Services (continued)
         Nationwide Building Society:
          2.63% due 01/30/07*....................... $153,000  $  149,713
         Nell AF SARL:
          8.38% due 08/15/15*.......................  200,000     202,250
                                                               ----------
                                                                1,008,213
                                                               ----------
       Government Agencies -- 4.41%
         Brazil Federative Republic:
          8.00% due 01/15/18........................  250,000     258,375
          10.50% due 07/14/14.......................   70,000      81,900
         Government of United Kingdom:
          2.25% due 07/08/08*.......................  123,000     117,644
         Quebec Province Canada:
          7.50% due 09/15/29........................  224,000     308,920
         Republic of Argentina:
          4.01% due 08/03/12(1)(10).................  250,000     193,375
         Republic of Turkey:
          9.00% due 06/30/11........................   65,000      72,962
          11.88% due 01/15/30.......................  600,000     855,750
         Republic of Venezuela:
          8.50% due 10/08/14........................   35,000      37,100
          9.25% due 09/15/27........................  800,000     868,000
         Russian Federation:
          5.00% due 03/31/30(7).....................  170,000     194,276
          5.00% due 03/31/30*(7)....................  102,000     116,280
          8.25% due 03/31/10........................  470,000     510,279
         United Mexican States:
          6.63% due 03/03/15........................  500,000     552,000
          6.75% due 09/27/34........................   91,000      98,644
          7.50% due 04/08/33........................  176,000     205,920
                                                               ----------
                                                                4,471,425
                                                               ----------
       Insurance -- 0.17%
         Fairfax Financial Holdings, Ltd.:
          8.25% due 10/01/15........................  175,000     173,250
                                                               ----------
       Machinery -- 0.07%
         Atlas Copco AB:
          6.50% due 04/01/08*.......................   73,000      76,092
                                                               ----------
       Metals -- 0.11%
         Noranda, Inc.:
          8.38% due 02/15/11........................   95,000     109,535
                                                               ----------
       Oil & Gas -- 0.19%
         Nexen, Inc.:
          5.88% due 03/10/35........................   93,000      94,389
         Petro-Canada:
          5.95% due 05/15/35........................   91,000      95,453
                                                               ----------
                                                                  189,842
                                                               ----------
       Paper/Forest Products -- 0.08%
         Abitibi-Cons., Inc.:
          8.55% due 08/01/10........................   75,000      76,688
                                                               ----------
       Retail -- 0.13%
         Jean Coutu Group, Inc.:
          8.50% due 08/01/14........................  125,000     128,125
                                                               ----------
       Telecommunications -- 0.89%
         British Telecommunications PLC:
          7.88% due 12/15/05........................   32,000      32,330
         Deutsche Telekom International Finance BV:
          8.75% due 06/15/30........................   84,000     113,495
         Telecom Italia Capital SA:
          4.00% due 01/15/10*.......................  212,000     206,414
          6.00% due 09/30/34*.......................  207,000     212,508
         Telus Corp.:
          7.50% due 06/01/07........................  268,000     281,696
          8.00% due 06/01/11........................   45,000      52,344
                                                               ----------
                                                                  898,787
                                                               ----------
       Total Foreign Bonds
          (Cost $8,287,067).........................            8,611,075
                                                               ----------

                                                  Principal    Value
                                                   Amount     (Note 2)

         --------------------------------------------------------------
         UNITED STATES GOVERNMENT BONDS -- 45.06%
         Government Agencies -- 38.66%
           Federal Farm Credit Banks:
            2.38% due 10/02/06................... $  207,000 $  203,506
            2.50% due 03/15/06...................    420,000    416,925
           Federal Home Loan Bank:
            2.88% due 05/23/06...................    670,000    665,015
            3.80% due 08/24/07...................    315,000    313,099
            3.88% due 12/20/06...................    510,000    509,212
            3.90% due 02/25/08...................    365,000    363,383
            4.00% due 01/23/07...................    450,000    449,969
           Federal Home Loan Mtg. Corp.:
            3.63% due 02/15/07...................    340,000    338,213
            3.75% due 03/03/08...................    670,000    666,371
            4.13% due 07/12/10...................    493,000    492,112
            4.50% due 01/15/14...................    395,000    400,175
            4.50% due 11/01/18...................    713,260    708,564
            4.50% due 02/01/19...................    825,699    819,728
            4.50% due 07/01/19...................    623,248    618,742
            4.50% due 08/01/20...................    500,000    496,287
            5.00% due 03/01/19...................    349,947    352,786
            5.00% due 07/01/20...................  1,100,000  1,108,867
            5.00% due 10/01/33...................     76,379     76,052
            5.00% due 06/01/34...................  1,492,662  1,484,122
            5.00% due 12/01/34...................    547,364    544,232
            5.00% due 08/01/35...................  1,500,000  1,489,991
            5.50% due 11/01/18...................    391,766    400,488
            5.50% due 10/01/33...................    965,053    976,663
            5.50% due 07/01/34...................    658,042    665,526
            5.50% due 02/01/35...................    658,920    666,430
            5.50% due 07/01/35...................  3,000,001  3,034,192
            6.00% due 07/01/35...................    949,866    972,442
            6.50% due 12/01/32...................    782,765    810,444
            6.88% due 09/15/10...................    200,000    224,335
            7.00% due 11/01/16...................     63,843     66,767
            7.00% due 07/01/32...................     69,941     73,183
            7.50% due 12/01/30...................     11,221     11,920
            7.50% due 04/01/31...................    148,914    158,181
            8.00% due 02/01/30...................     12,183     13,039
            8.00% due 07/01/30...................      3,350      3,585
           Federal National Mtg. Assoc.:
            3.38% due 05/15/07...................    435,000    430,395
            3.41% due 08/30/07...................    205,000    202,238
            4.50% due 06/01/18...................    191,185    189,866
            4.50% due 02/01/35...................    581,941    565,115
            4.68% due 04/01/35(1)................  1,238,640  1,240,268
            5.00% due 09/01/18...................     63,411     63,910
            5.00% due 10/01/18...................    725,325    731,041
            5.00% due 12/01/18...................    365,799    368,682
            5.00% due 03/01/20...................    469,569    473,111
            5.00% due 11/01/33...................     35,931     35,788
            5.00% due 03/01/34...................    619,776    616,408
            5.00% due 04/01/34...................  1,970,087  1,959,383
            5.25% due 08/01/12...................    490,000    515,409
            5.50% due 10/01/17...................    153,080    156,486
            5.50% due 05/01/18...................    168,682    172,428
            5.50% due 11/01/19...................    500,050    511,154
            5.50% due 12/01/33...................  2,177,951  2,202,366
            5.50% due 05/01/34...................    403,930    408,458
            6.00% due 09/01/16...................    258,376    266,858
            6.00% due 12/01/16...................     60,547     62,535
            6.00% due 12/01/33...................    850,277    871,137
            6.00% due 08/01/34...................  1,342,045  1,373,814
            6.00% due 10/01/34...................    876,424    897,241
            6.00% due 04/01/35...................  1,300,100  1,331,996
            6.00% due 06/01/35...................  1,097,596  1,123,684
            6.50% due 02/01/17...................    100,868    104,566
            6.50% due 03/01/17...................    120,659    125,081
            6.50% due 04/01/29...................    131,250    136,168
            6.50% due 06/01/29...................    180,631    187,398

August 31, 2005    CORE BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED      17


                                                   Principal
                                                    Amount/     Value
                                                    Shares     (Note 2)
      -------------------------------------------------------------------
      UNITED STATES GOVERNMENT BONDS (continued)
      Government Agencies (continued)
        Federal National Mtg. Assoc.: (continued)
         6.50% due 07/01/32....................... $  338,159 $   350,212
         7.00% due 09/01/31.......................    275,506     289,063
         7.50% due 11/01/14.......................      6,287       6,577
        Government National Mtg. Assoc.:
         6.50% due 06/15/29.......................     41,169      42,986
         6.50% due 10/15/32.......................    289,761     302,382
         7.00% due 09/15/28.......................     46,827      49,324
         8.00% due 04/15/30.......................      3,428       3,682
        Tennessee Valley Authority:
         4.65% due 06/15/35.......................    200,000     200,019
                                                              -----------
                                                               39,161,775
                                                              -----------
      Government Obligations -- 6.40%
        United States Treasury Bonds:
         5.38% due 02/15/31.......................  1,347,000   1,579,252
         6.25% due 08/15/23.......................    266,000     329,612
         6.88% due 08/15/25.......................    263,000     352,132
         7.13% due 02/15/23.......................    568,000     762,829
         7.25% due 08/15/22.......................     72,000      97,374
        United States Treasury Notes:
         0.88% due 04/15/10 TIPS(9)...............    343,934     335,860
         2.00% due 01/15/14 TIPS(9)...............    254,734     262,595
         2.50% due 10/31/06.......................     64,000      63,057
         3.00% due 11/15/07.......................     77,000      75,665
         3.38% due 10/15/09.......................    289,000     283,739
         3.50% due 02/15/10.......................    168,000     165,552
         3.63% due 01/15/10.......................    151,000     149,561
         3.63% due 05/15/13.......................     10,000       9,788
         3.88% due 07/15/10.......................    251,000     251,010
         3.88% due 02/15/13.......................     14,000      13,935
         4.00% due 02/15/14.......................     98,000      97,958
         4.13% due 05/15/15.......................    564,000     567,635
         4.25% due 11/15/13.......................     42,000      42,745
         4.25% due 08/15/14.......................     55,000      55,926
         4.75% due 05/15/14.......................     80,000      84,272
         5.00% due 08/15/11.......................     42,000      44,446
         5.75% due 11/15/05.......................    850,000     853,686
                                                              -----------
                                                                6,478,629
                                                              -----------
      Total United States Government Bonds
         (Cost $45,467,483).......................             45,640,404
                                                              -----------
      PREFERRED STOCK -- 0.53%
      Financial Services -- 0.53%
        Fannie Mae:
         7.00%(1).................................      2,370     132,364
        Freddie Mac:
         5.70%....................................      2,205     110,691
        General Electric Capital Corp.:
         4.50%(7).................................     12,000     293,760
                                                              -----------
      Total Preferred Stock
         (Cost $535,698)..........................                536,815
                                                              -----------
      Total Long-Term Investment Securities
         (Cost $95,494,141).......................             96,373,734
                                                              -----------

                                                             Principal     Value
                                                              Amount      (Note 2)

------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.80%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $2,840,265 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 3.00%, due 08/15/07 and having an approximate
   value of $2,926,948 (Cost $2,840,000)................... $2,840,000  $  2,840,000
                                                                        ------------
TOTAL INVESTMENTS
   (Cost $98,334,141)(11)..................................      97.94%   99,213,734
Other assets less liabilities..............................       2.06%    2,084,896
                                                            ----------  ------------
NET ASSETS --                                                   100.00% $101,298,630
                                                            ==========  ============

--------
TIPS-Treasury Inflation Protected Security
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2005, the aggregate value of these securities was $9,268,940 representing 9.15% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2005.
(2)Variable rate security -- the rate reflected is as of August 31, 2005; maturity date reflects next reset date.
(3)Commercial Mortgage-Backed Security
(4)Collateralized Mortgage Obligation
(5)Fair valued security (see Note 2)
(6)Bond in default
(7)"Step Up" security where the rate increases ("steps up") at a predetermined rate. Rate shown reflects the increased rate.
(8)Security represents an investment in an affiliated company (see Note 3).
(9)Principal amount of security is adjusted for inflation.
(10)The par value of this security is at a ratio of 87.50/100.
(11)See Note 5 for cost of investments on a tax basis.
(12)Illiquid security
(13)Company has filed for Chapter 11 bankruptcy protection.
(14)Bond in default subsequent to August 31, 2005.
(15)Company has filed for Chapter 11 bankruptcy protection subsequent to August 31, 2005.


See Notes to Financial Statements

18     HIGH YIELD BOND FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2005

Industry Allocation*

 Telecommunications.................................................... 13.77%
 Utilities -- Electric.................................................  9.38%
 Broadcasting..........................................................  8.67%
 Oil & Gas.............................................................  5.97%
 Leisure & Tourism.....................................................  5.69%
 Finance Companies.....................................................  5.26%
 Airlines..............................................................  5.19%
 Financial Services....................................................  5.12%
 Repurchase Agreement..................................................  4.78%
 Utilities -- Gas, Pipeline............................................  3.82%
 Paper/Forest Products.................................................  3.04%
 Chemical..............................................................  2.86%
 Real Estate Investment Trusts.........................................  2.60%
 Retail................................................................  2.60%
 Commercial Services...................................................  2.51%
 Healthcare............................................................  2.40%
 Metals................................................................  1.92%
 Automotive............................................................  1.24%
 Drugs.................................................................  1.08%
 Hospital Management...................................................  1.01%
 Heavy Duty Trucks/Parts...............................................  0.74%
 Foods.................................................................  0.72%
 Information Processing -- Services....................................  0.72%
 Tobacco...............................................................  0.67%
 Insurance.............................................................  0.60%
 Freight...............................................................  0.56%
 Funeral Services......................................................  0.53%
 Electronics/Electrical Equipment......................................  0.53%
 Building Materials....................................................  0.52%
 Pollution Control.....................................................  0.45%
 Semiconductors........................................................  0.42%
 Household Products....................................................  0.38%
 Advertising...........................................................  0.32%
 Machinery.............................................................  0.29%
 Multimedia............................................................  0.27%
 Hospital Supplies.....................................................  0.22%
 Railroads & Equipment.................................................  0.22%
 Beverages.............................................................  0.17%
 Information Processing -- Software....................................  0.16%
 Conglomerates.........................................................  0.14%
 Aerospace/Defense.....................................................  0.11%
 Manufacturing.........................................................  0.09%
 Textile -- Products...................................................  0.09%
 Apparel & Products....................................................  0.07%
                                                                        -----
                                                                        97.90%
                                                                        =====

Credit Quality+#

 A.....................................................................   0.78%
 BBB...................................................................   0.55%
 BB....................................................................  20.34%
 B.....................................................................  36.03%
 CCC...................................................................  27.24%
 CC....................................................................   0.50%
 C.....................................................................   0.34%
 Not Rated@............................................................  14.22%
                                                                        ------
                                                                        100.00%
                                                                        ======

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

August 31, 2005       HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS         19


                                                             Principal   Value
                                                              Amount    (Note 2)
---------------------------------------------------------------------------------
CORPORATE BONDS -- 75.38%
Advertising -- 0.32%
  Affinity Group, Inc.:
   9.00% due 02/15/12....................................... $250,000  $  259,375
                                                                       ----------
Aerospace/Defense -- 0.11%
  Decrane Aircraft Holdings, Inc.:
   12.00% due 09/30/08......................................  220,000      88,000
                                                                       ----------
Airlines -- 5.19%
  American Airlines, Inc., Series 2001-1A2 Pass Through:
   6.82% due 05/23/11.......................................  400,000     379,912
  Atlas Air, Inc.:
   7.38% due 01/02/18.......................................   80,888      82,819
  Atlas Air, Inc., Series 1999-1A2 Pass Through:
   6.88% due 07/02/09.......................................  467,231     455,384
  Atlas Air, Inc., Series 1999-1B Pass Through:
   7.63% due 01/02/15.......................................  862,020     721,075
  Atlas Air, Inc., Series 1999-1C:
   8.77% due 01/02/11.......................................   87,400      49,213
  Atlas Air, Inc., Series 1999-A1 Pass Through:
   7.20% due 01/02/19.......................................  336,757     342,071
  Atlas Air, Inc., Series 2000-1A Pass Through:
   8.71% due 01/02/19.......................................  732,183     778,062
  Atlas Air, Inc., Series 2001B Pass Through:
   9.06% due 07/02/17.......................................  197,175     183,028
  Continental Airlines, Inc., Series 1999-1A Pass Through:
   6.55% due 02/02/19.......................................  534,989     538,567
  Continental Airlines, Inc., Series 1999-1C Pass Through:
   6.95% due 08/02/09.......................................  133,654     117,165
  Continental Airlines, Inc., Series 1999-2C1 Pass Through:
   7.73% due 03/15/11.......................................   56,715      47,377
  Continental Airlines, Inc., Series 2000-2B:
   8.31% due 10/02/19.......................................   86,207      75,406
  Delta Air Lines, Inc.:
   8.30% due 12/15/29(12)(13)...............................  550,000      92,125
   9.50% due 11/18/08*(12)(13)..............................  275,000     197,656
   10.00% due 08/15/08(12)(13)..............................  700,000     127,750
                                                                       ----------
                                                                        4,187,610
                                                                       ----------
Apparel & Products -- 0.07%
  Warnaco, Inc.:
   8.88% due 06/15/13.......................................   50,000      54,750
                                                                       ----------
Automotive -- 1.24%
  Cooper-Standard Automotive, Inc.:
   8.38% due 12/15/14.......................................  190,000     172,900
  Diamond Triumph Auto Glass, Inc.:
   9.25% due 04/01/08(1)(8).................................  140,000      98,000
  Exide Corp.:
   10.00% due 03/15/25+(1)(8)...............................  300,000           0
  Ford Motor Co.:
   7.45% due 07/16/31.......................................  726,000     580,531
  Stanadyne Corp.:
   10.00% due 08/15/14......................................  150,000     150,938
  Venture Holdings Trust:
   11.00% due 06/01/07+(2)(5)...............................   50,000         125
                                                                       ----------
                                                                        1,002,494
                                                                       ----------
Beverages -- 0.17%
  Le-Natures, Inc.:
   9.00% due 06/15/13*......................................  125,000     135,000
                                                                       ----------
Broadcasting -- 6.45%
  Adelphia Communications Corp.:
   10.25% due 06/15/11+(2)(5)...............................  100,000      87,625
  CCO Holdings LLC:
   8.75% due 11/15/13.......................................  125,000     124,063
  Charter Communications Holdings LLC:
   9.63% due 11/15/09.......................................  750,000     619,687
   9.92% due 04/01/11(3)....................................  275,000     206,250
   10.00% due 05/15/11......................................   75,000      56,063

                                                  Principal    Value
                                                   Amount     (Note 2)

         --------------------------------------------------------------
         Broadcasting (continued)
            10.25% due 01/15/10.................. $   50,000 $   40,750
            10.75% due 10/01/09..................    550,000    467,500
            11.13% due 01/15/11..................  1,340,000  1,028,450
           Citadel Broadcasting Corp.:
            1.88% due 02/15/11...................    200,000    156,500
           Fisher Communications, Inc.:
            8.63% due 09/15/14...................    350,000    378,437
           Insight Communications Co., Inc.:
            12.25% due 02/15/11(3)...............    475,000    487,469
           Paxson Communications Corp.:
            12.25% due 01/15/09(3)...............    800,000    774,000
           Young Broadcasting, Inc.:
            8.75% due 01/15/14...................    300,000    271,500
            10.00% due 03/01/11(10)..............    525,000    505,312
                                                             ----------
                                                              5,203,606
                                                             ----------
         Building Materials -- 0.41%
           Associated Materials, Inc.:
            11.25% due 03/01/14(3)...............    300,000    175,500
           Dayton Superior Corp.:
            10.75% due 09/15/08..................    150,000    151,500
                                                             ----------
                                                                327,000
                                                             ----------
         Chemical -- 1.68%
           BCI US Finance Corp.:
            9.10% due 07/15/10*(9)...............    175,000    178,500
           Equistar Chemicals LP:
            8.75% due 02/15/09...................    175,000    185,937
            10.63% due 05/01/11..................    200,000    222,000
           Huntsman LLC:
            11.50% due 07/15/12..................     17,000     19,933
            11.63% due 10/15/10..................    146,000    171,002
           Lyondell Chemical Co.:
            9.50% due 12/15/08...................    225,000    236,813
           Rockwood Specialties Group, Inc.:
            7.50% due 11/15/14*..................    150,000    153,000
            10.63% due 05/15/11..................     75,000     82,500
           Westlake Chemical Corp.:
            8.75% due 07/15/11...................     97,000    105,245
                                                             ----------
                                                              1,354,930
                                                             ----------
         Commercial Services -- 2.27%
           Ashtead Holdings PLC:
            8.63% due 08/01/15*..................     75,000     78,563
           DI Finance/DynCorp International:
            9.50% due 02/15/13*..................    175,000    172,812
           FTI Consulting, Inc.:
            7.63% due 06/15/13*..................    100,000    102,000
           Mac-Gray Corp.:
            7.63% due 08/15/15*..................     50,000     51,625
           Mobile Mini, Inc.:
            9.50% due 07/01/13...................    100,000    111,000
           Monitronics International, Inc.:
            11.75% due 09/01/10..................    400,000    408,000
           NationsRent Cos., Inc.:
            9.50% due 05/01/15...................    225,000    234,000
           North American Energy Partners, Inc.:
            9.00% due 06/01/10...................    300,000    309,000
           Petroleum Helicopters, Inc.:
            9.38% due 05/01/09...................     25,000     26,375
           Rent-Way, Inc.:
            11.88% due 06/15/10..................    300,000    338,250
                                                             ----------
                                                              1,831,625
                                                             ----------
         Conglomerates -- 0.14%
           Park-Ohio Industries, Inc.:
            8.38% due 11/15/14...................    125,000    117,031
                                                             ----------

20  HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                     Principal    Value
                                                      Amount     (Note 2)
      --------------------------------------------------------------------
      CORPORATE BONDS (continued)
      Drugs -- 0.15%
        Mylan Laboratories, Inc.:
         6.38% due 08/15/15*........................ $  125,000 $  125,156
                                                                ----------
      Electronics/Electrical Equipment -- 0.29%
        Celestica, Inc.:
         7.63% due 07/01/13.........................     75,000     75,563
        Muzak LLC:
         9.88% due 03/15/09.........................     75,000     37,500
        Sanmina-SCI Corp.:
         6.75% due 03/01/13.........................    125,000    119,375
                                                                ----------
                                                                   232,438
                                                                ----------
      Finance Companies -- 5.26%
        Consolidated Communications Holdings, Inc.:
         9.75% due 04/01/12.........................    152,000    162,640
        Ford Motor Credit Co.:
         7.00% due 10/01/13.........................    275,000    263,620
        General Motors Acceptance Corp.:
         5.53% due 12/01/14(9)......................    515,000    448,065
         6.75% due 12/01/14.........................    300,000    275,927
         8.00% due 11/01/31.........................  3,339,000  3,089,069
                                                                ----------
                                                                 4,239,321
                                                                ----------
      Financial Services -- 4.72%
        AAC Group Holding Corp.:
         10.25% due 10/01/12*(3)....................    200,000    148,000
        AMR HoldCo., Inc.:
         10.00% due 02/15/15*.......................    175,000    190,750
        Borden US Finance Corp.:
         9.00% due 07/15/14*........................    475,000    491,625
        Chukchansi Economic Development Auth.:
         14.50% due 06/15/09*.......................    750,000    911,250
        ESI Tractebel Acquisition Corp.:
         7.99% due 12/30/11.........................    155,000    163,685
        H&E Equipment Services LLC:
         11.13% due 06/15/12........................    175,000    195,563
        Huntsman Advanced Materials LLC:
         11.00% due 07/15/10........................    175,000    198,625
        MedCath Holdings Corp.:
         9.88% due 07/15/12.........................    250,000    277,500
        Nexstar Finance Holdings LLC:
         11.38% due 04/01/13(3).....................    525,000    388,500
        PCA LLC:
         11.88% due 08/01/09........................    400,000    240,000
        PX Escrow Corp.:
         9.63% due 02/01/06(3)......................    350,000    341,687
        Terra Capital, Inc.:
         11.50% due 06/01/10........................    228,000    261,060
                                                                ----------
                                                                 3,808,245
                                                                ----------
      Foods -- 0.72%
        Wornick Co.:
         10.88% due 07/15/11........................    575,000    583,625
                                                                ----------
      Funeral Services -- 0.53%
        Alderwoods Group, Inc.:
         7.75% due 09/15/12.........................     75,000     78,937
        Carriage Services, Inc.:
         7.88% due 01/15/15.........................    262,000    272,480
        Service Corp. International:
         6.75% due 04/01/16.........................     75,000     75,938
                                                                ----------
                                                                   427,355
                                                                ----------
      Healthcare -- 2.40%
        CDRV Investors, Inc.:
         9.63% due 01/01/15(3)......................    375,000    217,500
        Community Health Systems, Inc.:
         6.50% due 12/15/12.........................     50,000     50,562

                                                   Principal   Value
                                                    Amount    (Note 2)

        ---------------------------------------------------------------
        Healthcare (continued)
          Concentra Operating Corp.:
           9.13% due 06/01/12..................... $150,000  $  157,500
           9.50% due 08/15/10.....................   50,000      52,750
          Curative Health Services, Inc.:
           10.75% due 05/01/11....................  225,000     174,375
          Encore Medical Corp.:
           9.75% due 10/01/12.....................  100,000     101,000
          Genesis HealthCare Corp.:
           2.50% due 03/15/25*....................  125,000     122,344
           8.00% due 10/15/13.....................  100,000     108,625
          Inverness Medical Innovations, Inc.:
           8.75% due 02/15/12.....................  350,000     360,500
          Pediatric Services of America, Inc.:
           10.00% due 04/15/08(1).................   50,000      50,500
          Psychiatric Solutions, Inc.:
           7.75% due 07/15/15*....................  100,000     104,250
          Team Health, Inc.:
           9.00% due 04/01/12.....................  300,000     325,500
          US Oncology, Inc.:
           10.75% due 08/15/14....................  100,000     113,000
                                                             ----------
                                                              1,938,406
                                                             ----------
        Heavy Duty Trucks/Parts -- 0.74%
          Dana Corp.:
           5.85% due 01/15/15.....................  425,000     377,950
          Dura Operating Corp.:
           8.63% due 04/15/12.....................  200,000     185,000
          Navistar International Corp.:
           6.25% due 03/01/12.....................   34,000      32,640
                                                             ----------
                                                                595,590
                                                             ----------
        Hospital Management -- 1.01%
          HCA, Inc.:
           6.38% due 01/15/15.....................  350,000     359,338
           6.95% due 05/01/12.....................   75,000      79,244
          Tenet Healthcare Corp.:
           6.50% due 06/01/12.....................  125,000     118,125
           9.25% due 02/01/15*....................  150,000     154,500
          Triad Hospitals, Inc.:
           7.00% due 11/15/13.....................  100,000     102,625
                                                             ----------
                                                                813,832
                                                             ----------
        Hospital Supplies -- 0.22%
          Universal Hospital Services, Inc.:
           10.13% due 11/01/11....................  175,000     176,750
                                                             ----------
        Household Products -- 0.38%
          Ames True Temper, Inc.:
           10.00% due 07/15/12....................   75,000      65,812
          Jostens Holding Corp.:
           10.25% due 12/01/13(3).................  225,000     164,250
          Prestige Brands, Inc.:
           9.25% due 04/15/12.....................   50,000      52,000
          Revlon Consumer Products Corp.:
           8.63% due 02/01/08.....................   25,000      24,313
                                                             ----------
                                                                306,375
                                                             ----------
        Information Processing - Services -- 0.72%
          Spheris, Inc.:
           11.00% due 12/15/12*...................  200,000     186,000
          SunGard Data Systems, Inc.:
           9.13% due 08/15/13*....................  175,000     183,750
           10.25% due 08/15/15*...................  200,000     209,000
                                                             ----------
                                                                578,750
                                                             ----------
        Information Processing - Software -- 0.16%
          Activant Solutions, Inc.:
           9.50% due 04/01/10*(9).................  125,000     127,813
                                                             ----------

August 31, 2005 HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   21


                                                    Principal   Value
                                                     Amount    (Note 2)
       -----------------------------------------------------------------
       CORPORATE BONDS (continued)
       Insurance -- 0.17%
         Crum & Forster Holdings Corp.:
          10.38% due 06/15/13...................... $125,000  $  138,125
                                                              ----------
       Leisure & Tourism -- 5.02%
         Cinemark, Inc.:
          9.75% due 03/15/14(3)....................  250,000     178,438
         Denny's Corp.:
          10.00% due 10/01/12......................  275,000     288,062
         Eldorado Casino Shreveport Capital Corp.:
          10.00% due 08/01/12......................  291,687     288,770
         Eldorado Resorts LLC:
          9.00% due 04/15/14(1)(8).................  475,000     475,000
         Riviera Holdings Corp.:
          11.00% due 06/15/10(11)..................  150,000     163,500
         Sbarro, Inc.:
          11.00% due 09/15/09......................  575,000     582,187
         Seneca Gaming Corp.:
          7.25% due 05/01/12*......................  125,000     130,000
         Six Flags, Inc.:
          4.50% due 05/15/15.......................  600,000     763,500
         True Temper Sports, Inc.:
          8.38% due 09/15/11.......................  250,000     242,500
         Turning Stone Casino Resort Enterprise:
          9.13% due 12/15/10*......................  125,000     131,563
         Waterford Gaming LLC:
          8.63% due 09/15/12*......................  292,000     310,980
         Worldspan Financing Corp.:
          10.04% due 02/15/11*(9)..................  525,000     496,125
                                                              ----------
                                                               4,050,625
                                                              ----------
       Machinery -- 0.29%
         Dresser-Rand Group, Inc.:
          7.38% due 11/01/14*......................  225,000     232,875
                                                              ----------
       Manufacturing -- 0.09%
         ACCO Brands Corp.:
          7.63% due 08/15/15*......................   75,000      75,188
                                                              ----------
       Metals -- 1.39%
         Alaska Steel Corp.:
          7.88% due 02/15/09.......................   75,000      72,938
         Allegheny Technologies, Inc.:
          8.38% due 12/15/11.......................  100,000     106,750
         Chaparral Steel Co.:
          10.00% due 07/15/13*.....................  125,000     131,250
         Crown Cork & Seal Co., Inc.:
          8.00% due 04/15/23.......................  550,000     561,000
         Freeport McMoRan Resources:
          7.00% due 02/15/08.......................  125,000     127,812
         Renco Metals, Inc.:
          11.50% due 07/01/03+(1)(5)(6)(8).........  210,000           0
         Ryerson Tull, Inc.:
          8.25% due 12/15/11.......................   50,000      48,500
          9.13% due 07/15/06.......................   75,000      76,875
                                                              ----------
                                                               1,125,125
                                                              ----------
       Multimedia -- 0.27%
         Haights Cross Operating Co.:
          11.75% due 08/15/11......................  200,000     219,000
                                                              ----------
       Oil & Gas -- 4.75%
         Belden & Blake Corp.:
          8.75% due 07/15/12.......................   75,000      79,500
         Chesapeake Energy Corp.:
          6.25% due 01/15/18.......................  500,000     495,625
          6.63% due 01/15/16.......................   25,000      25,625
         CITGO Petroleum Corp.:
          6.00% due 10/15/11.......................  100,000     100,000
         Clayton Williams Energy, Inc.:
          7.75% due 08/01/13*......................   25,000      24,687

                                                 Principal   Value
                                                  Amount    (Note 2)

          -----------------------------------------------------------
          Oil & Gas (continued)
            Colorado Interstate Gas Co.:
             6.85% due 06/15/37................. $175,000  $  184,165
            Dynegy-Roseton/Danskammer:
             7.67% due 11/08/16.................  525,000     525,000
            El Paso Production Holding Co.:
             7.75% due 06/01/13(10).............  800,000     846,000
            Encore Acquisition Co.:
             6.00% due 07/15/15*................  100,000      97,500
             6.25% due 04/15/14.................   50,000      49,750
            Exco Resources, Inc.:
             7.25% due 01/15/11.................  170,000     175,100
            Grant Prideco, Inc.:
             6.13% due 08/15/15*................   75,000      75,937
            Hanover Compressor Co.:
             zero coupon due 03/31/07...........   25,000      22,375
            Hilcorp Energy LP:
             10.50% due 09/01/10*...............  300,000     333,000
            Oslo Seismic Services, Inc.:
             8.28% due 06/01/11.................  225,974     238,634
            Pride International, Inc.:
             7.38% due 07/15/14.................   75,000      81,375
            Seitel, Inc.:
             11.75% due 07/15/11................  425,000     473,875
                                                           ----------
                                                            3,828,148
                                                           ----------
          Paper/Forest Products -- 2.63%
            Boise Cascade LLC:
             6.47% due 10/15/12(9)..............  550,000     554,125
            Caraustar Industries, Inc.:
             7.38% due 06/01/09.................   50,000      49,750
             9.88% due 04/01/11.................  175,000     180,687
            Constar International, Inc.:
             7.17% due 02/15/12*(9).............  125,000     120,000
            Fibermark, Inc.:
             10.75% due 04/15/11+(2)(5)(8)......  125,000      94,375
            Georgia-Pacific Corp.:
             8.00% due 01/15/14.................  250,000     273,750
            Huntsman Packaging Corp.:
             13.00% due 06/01/10................  200,000     144,000
            Pliant Corp.:
             11.13% due 09/01/09................  142,000     132,415
             13.00% due 06/01/10................  250,000     180,000
            Specialty Paperboard, Inc.:
             9.38% due 10/15/06+(2)(5)(8).......  550,000     390,500
                                                           ----------
                                                            2,119,602
                                                           ----------
          Pollution Control -- 0.45%
            Allied Waste North America, Inc.:
             7.88% due 04/15/13.................  275,000     283,250
             8.50% due 12/01/08.................   75,000      79,313
                                                           ----------
                                                              362,563
                                                           ----------
          Railroads & Equipment -- 0.22%
            Progress Rail Services Corp.:
             7.75% due 04/01/12*................  175,000     178,063
                                                           ----------
          Real Estate Investment Trusts -- 2.18%
            Host Marriott LP:
             6.38% due 03/15/15.................  250,000     247,813
            National Health Investors, Inc.:
             7.30% due 07/16/07.................  200,000     206,478
            Omega Healthcare Investors, Inc.:
             7.00% due 04/01/14.................  325,000     329,062
            Senior Housing Properties Trust:
             8.63% due 01/15/12(10).............  525,000     588,000
            Trustreet Properties, Inc.:
             7.50% due 04/01/15*................  375,000     385,312
                                                           ----------
                                                            1,756,665
                                                           ----------

22  HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                      Principal    Value
                                                       Amount     (Note 2)
     ----------------------------------------------------------------------
     CORPORATE BONDS (continued)
     Retail -- 1.78%
       Ferrellgas LP:
        6.75% due 05/01/14........................... $  350,000 $  347,375
       General Nutrition Centers, Inc.:
        8.50% due 12/01/10...........................    100,000     88,500
       MTS, Inc.:
        9.38% due 03/15/09(1)(4)(8)..................     15,032      3,908
       Rite Aid Corp.:
        6.88% due 08/15/13...........................     75,000     64,875
       Saks, Inc.:
        9.88% due 10/01/11...........................    200,000    217,500
       Stater Brothers Holdings, Inc.:
        8.13% due 06/15/12...........................    700,000    710,500
                                                                 ----------
                                                                  1,432,658
                                                                 ----------
     Telecommunications -- 6.83%
       Alaska Communications Systems Holdings, Inc.:
        9.88% due 08/15/11...........................     82,000     89,790
       American Cellular Corp.:
        10.00% due 08/01/11..........................    850,000    905,250
       Cincinnati Bell Telephone Co.:
        7.18% due 12/15/23...........................     50,000     49,750
        7.20% due 11/29/23...........................    275,000    268,125
       Cincinnati Bell, Inc.:
        7.00% due 02/15/15*..........................    100,000     98,500
        7.25% due 06/15/23...........................     50,000     47,125
        8.38% due 01/15/14...........................     75,000     75,750
       ICO North America, Inc.:
        7.50% due 08/15/09(1)(8).....................    250,000    265,000
       LCI International, Inc.:
        7.25% due 06/15/07...........................  2,125,000  2,093,125
       Nextmedia Operating, Inc.:
        10.75% due 07/01/11..........................     75,000     81,188
       Rural Cellular Corp.:
        9.75% due 01/15/10...........................    500,000    506,250
       Syniverse Technologies, Inc.:
        7.75% due 08/15/13*..........................     25,000     25,500
       Triton PCS, Inc.:
        8.50% due 06/01/13...........................    150,000    142,875
       United States West Communications, Inc.:
        7.13% due 11/15/43...........................    400,000    343,000
        7.25% due 10/15/35...........................    125,000    112,187
        7.50% due 06/15/23...........................     50,000     46,125
       Valor Telecommunications Enterprises LLC:
        7.75% due 02/15/15...........................    175,000    171,937
       Zeus Special Subsidiary, Ltd.:
        9.25% due 02/01/15*(3).......................    275,000    185,625
                                                                 ----------
                                                                  5,507,102
                                                                 ----------
     Textile - Products -- 0.09%
       Collins & Aikman Floor Cover:
        9.75% due 02/15/10...........................     75,000     76,875
                                                                 ----------
     Tobacco -- 0.67%
       Alliance One International, Inc.:
        12.75% due 11/15/12*.........................    250,000    235,000
       North Atlantic Holding Co., Inc.:
        12.25% due 03/01/14(3).......................    375,000     99,375
       North Atlantic Trading Co.:
        9.25% due 03/01/12...........................    275,000    202,813
                                                                 ----------
                                                                    537,188
                                                                 ----------
     Utilities - Electric -- 9.38%
       AES Corp.:
        8.88% due 11/01/27...........................    200,000    220,000
       Calpine Corp.:
        4.75% due 11/15/23...........................  2,275,000  1,498,656
        7.75% due 06/01/15...........................    150,000    143,438
        8.75% due 07/15/13*..........................  1,125,000    832,500

                                                     Principal    Value
                                                      Amount     (Note 2)

    -----------------------------------------------------------------------
    Utilities - Electric (continued)
      Edison Mission Energy:
       9.88% due 04/15/11........................... $  225,000 $   265,781
      Mission Energy Holding Co.:
       13.50% due 07/15/08..........................  1,825,000   2,171,750
      Reliant Energy, Inc.:
       6.75% due 12/15/14...........................    300,000     295,500
      Reliant Resources, Inc.:
       9.50% due 07/15/13...........................     50,000      55,625
      Southern Energy Corp.:
       7.90% due 07/15/09*+(2)(5)...................  1,975,000   2,029,312
      UniSource Energy Corp.:
       4.50% due 03/01/35*..........................     50,000      53,063
                                                                -----------
                                                                  7,565,625
                                                                -----------
    Utilities - Gas, Pipeline -- 3.82%
      El Paso Natural Gas Co.:
       7.63% due 08/01/10...........................    125,000     133,813
       8.63% due 01/15/22...........................    525,000     626,842
      NGC Corp. Capital Trust I:
       8.32% due 06/01/27...........................  1,700,000   1,538,500
      Pacific Energy Partners LP:
       7.13% due 06/15/14...........................    150,000     157,125
      Transcontinental Gas Pipe Line Corp.:
       8.88% due 07/15/12...........................    125,000     146,875
      Williams Cos., Inc.:
       7.88% due 09/01/21...........................    425,000     479,188
                                                                -----------
                                                                  3,082,343
                                                                -----------
    Total Corporate Bonds
       (Cost $59,567,286)...........................             60,802,847
                                                                -----------
    FOREIGN BONDS & NOTES -- 7.49%
    Broadcasting -- 1.10%
      Telenet Group Holding NV:
       11.50% due 06/15/14*(3)......................  1,100,000     888,250
                                                                -----------
    Building Materials -- 0.11%
      North American Energy Partners, Inc.:
       8.75% due 12/01/11...........................    100,000      92,750
                                                                -----------
    Chemical -- 1.18%
      Rhodia SA:
       8.88% due 06/01/11...........................    975,000     950,625
                                                                -----------
    Drugs -- 0.93%
      Elan Finance PLC/Elan Finance Corp.:
       7.75% due 11/15/11*..........................    625,000     550,000
       7.79% due 11/15/11*(9).......................    225,000     199,125
                                                                -----------
                                                                    749,125
                                                                -----------
    Electronics/Electrical Equipment -- 0.24%
      Chivor SA ESP:
       9.75% due 12/30/14*..........................    175,000     191,363
                                                                -----------
    Financial Services -- 0.40%
      Bluewater Finance, Ltd.:
       10.25% due 02/15/12(10)......................    200,000     217,000
      Elan Capital Corp., Ltd.:
       6.50% due 11/10/08...........................     75,000     103,365
                                                                -----------
                                                                    320,365
                                                                -----------
    Freight -- 0.56%
      Grupo Transportacion Ferroviaria Mexicana SA:
       9.38% due 05/01/12*..........................    200,000     216,000
      Ultrapetrol Bahamas, Ltd.:
       9.00% due 11/24/14...........................    250,000     232,500
                                                                -----------
                                                                    448,500
                                                                -----------
    Insurance -- 0.43%
      Fairfax Financial Holdings, Ltd.:
       8.25% due 10/01/15(10).......................    350,000     346,500
                                                                -----------

August 31, 2005 HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   23


                                                        Principal
                                                         Amount/    Value
                                                         Shares    (Note 2)
   -------------------------------------------------------------------------
   FOREIGN BONDS & NOTES (continued)
   Leisure & Tourism -- 0.51%
     Corporacion Interamericana de Entretenimiento SA:
      8.88% due 06/14/15*.............................. $204,000  $  200,685
     Grupo Posadas SA de CV:
      8.75% due 10/04/11*..............................  200,000     213,000
                                                                  ----------
                                                                     413,685
                                                                  ----------
   Metals -- 0.53%
     CSN Islands VIII Corp.:
      9.75% due 12/16/13*..............................  275,000     292,187
      10.00% due 01/15/15*.............................  125,000     133,125
                                                                  ----------
                                                                     425,312
                                                                  ----------
   Paper/Forest Products -- 0.41%
     Abitibi-Cons., Inc.:
      8.55% due 08/01/10...............................  300,000     306,750
      8.85% due 08/01/30...............................   25,000      23,625
                                                                  ----------
                                                                     330,375
                                                                  ----------
   Retail -- 0.70%
     Jean Coutu Group, Inc.:
      8.50% due 08/01/14...............................  325,000     333,125
     Vitro Envases Norteamerica SA:
      10.75% due 07/23/11*.............................  200,000     206,000
     Vitro SA de CV:
      11.75% due 11/01/13*.............................   25,000      23,437
                                                                  ----------
                                                                     562,562
                                                                  ----------
   Semiconductors -- 0.18%
     STATS ChipPAC, Ltd.:
      6.75% due 11/15/11...............................  150,000     145,500
                                                                  ----------
   Telecommunications -- 0.21%
     Empresa Brasileira de Telecom SA:
      11.00% due 12/15/08..............................   16,000      18,160
     Intelsat Bermuda, Ltd.:
      8.63% due 01/15/15*..............................  150,000     155,625
                                                                  ----------
                                                                     173,785
                                                                  ----------
   Utilities - Electric -- 0.00%
     AES Drax Energy, Ltd.:
      11.50% due 08/30/10+(2)..........................  475,000         475
                                                                  ----------
   Total Foreign Bonds & Notes
      (Cost $6,261,307)................................            6,039,172
                                                                  ----------
   SUPRANATIONAL -- 0.24%
   Semiconductors -- 0.24%
     Magnachip Semiconductor SA:
      6.88% due 12/15/11...............................  100,000      97,750
      8.00% due 12/15/14...............................  100,000      94,000
                                                                  ----------
                                                                     191,750
                                                                  ----------
   Total Supranational
      (Cost $202,626)..................................              191,750
                                                                  ----------
   COMMON STOCK -- 9.16%
   Broadcasting -- 0.44%
     Charter Communications, Inc., Class A+............  240,000     357,600
                                                                  ----------
   Commercial Services -- 0.19%
     NES Rentals Holdings, Inc.+.......................   15,414     154,140
                                                                  ----------
   Leisure & Tourism -- 0.16%
     Magna Entertainment Corp., Class A+...............   10,500      69,300
     Shreveport Gaming Holdings, Inc.(1)(8)(14)........    2,501      57,580
                                                                  ----------
                                                                     126,880
                                                                  ----------
   Oil & Gas -- 1.22%
     Trico Marine Services, Inc.+......................   43,200     982,800
                                                                  ----------

                                                             Principal
                                                              Amount/      Value
                                                              Shares      (Note 2)

------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.42%
  Meristar Hospitality Corp.+.............................. $   36,815  $   338,698
                                                                        -----------
Retail -- 0.00%
  MTS, Inc.+(1)(8).........................................      3,863            0
                                                                        -----------
Telecommunications -- 6.73%
  Alamosa PCS Holdings, Inc.+..............................     23,291      402,934
  iPCS, Inc.+..............................................     58,957    2,470,299
  IWO Holdings, Inc.+(1)...................................     60,938    2,559,396
                                                                        -----------
                                                                          5,432,629
                                                                        -----------
Total Common Stock
   (Cost $3,144,919).......................................               7,392,747
                                                                        -----------
PREFERRED STOCK -- 0.85%
Broadcasting -- 0.68%
  Paxson Communications Corp.:
   13.25%(4)...............................................         81      550,800
                                                                        -----------
Commercial Services -- 0.05%
  Rent-Way, Inc.:
   8.00%(1)(8)(14).........................................          4       43,763
                                                                        -----------
Retail -- 0.12%
  GNC Corp.:
   12.00%(4)...............................................        125       93,750
                                                                        -----------
Total Preferred Stock
   (Cost $838,261).........................................                 688,313
                                                                        -----------
WARRANTS -- 0.00%
Commercial Services -- 0.00%
  Maxim Crane Works Holdings, Inc.:
   Expires 01/20/10 (Strike price $30.05)+(1)(8)...........        226            0
   Expires 01/20/10 (Strike price $31.58)+(1)(8)...........        231            0
   Expires 01/20/10 (Strike price $33.04)+(1)(8)...........        168            0
                                                                        -----------
                                                                                  0
                                                                        -----------
Telecommunications -- 0.00%
  GT Group Telecommunications, Inc.:
   Expires 02/01/10 (Strike price $0.00)+*(1)(8)...........        200            2
                                                                        -----------
Total Warrants
   (Cost $125,464).........................................                       2
                                                                        -----------
Total Long-Term Investment Securities
   (Cost $70,139,863)......................................              75,114,831
                                                                        -----------
REPURCHASE AGREEMENT -- 4.78%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $3,859,360 and collateralized
   by U.S. Treasury Notes bearing interest at 1.63%, due
   09/30/05 and having an approximate value of $3,975,689
   (Cost $3,859,000)(10)...................................  3,859,000    3,859,000
                                                                        -----------
TOTAL INVESTMENTS
   (Cost $73,998,863)(7)...................................      97.90%  78,973,831
Other assets less liabilities..............................       2.10%   1,691,038
                                                            ----------  -----------
NET ASSETS --                                                   100.00% $80,664,869
                                                            ==========  ===========
FOREIGN BONDS & NOTES - SHORT POSITION -- (0.25%)
Building Materials -- (0.25%)
  Ainsworth Lumber Co., Ltd.:
   6.75% due 03/15/14
   (Proceeds $(217,687))................................... $ (225,000) $  (201,375)
                                                                        -----------

--------
Pass through -- These certificates are backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
+  Non-income producing security
* Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At

24  HIGH YIELD BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005

    August 31, 2005, the aggregate value of these securities was $13,474,373 representing 16.70% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Fair valued security (see Note 2)
(2) Bond in default
(3) "Step up" security where the coupon rate increases ("steps up") at a predetermined rate. Rate shown reflects the increased rate.
(4) PIK ("Payment-in-Kind). Payments made with additional securities in lieu of cash.
(5) Company has filed for Chapter 11 bankruptcy protection.
(6) Bond is in default and did not pay principal at maturity. Security is subject to litigation, the outcome of which is still to be determined.
(7) See Note 5 for cost of investments on a tax basis.
(8) Illiquid security
(9) Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2005.
(10)The security or a portion thereof represents collateral for securities sold short.
(11)Security represents an investment in an affiliated company (see Note 3).
(12)Company has filed for Chapter 11 bankruptcy protection subsequent to August 31, 2005.
(13)Bond in default subsequent to August 31, 2005.
(14)To the extent permitted by the Statement of Additional Information, the High Yield Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2005, the High Yield Bond Fund held the following restricted securities:

                                                                Value as a
                       Acquisition Shares/ Acquisition  Market     % of
           Name           Date       Par      Cost      Value   Net Assets
     ----------------- ----------- ------- ----------- -------- ----------
     Rent-Way, Inc. 8%
      Preferred Stock. 05/29/2003        3   $25,000
                       05/14/2004        1    10,000
                                     -----   -------
                                         4   $35,000   $ 43,763    0.05%
     Shreveport Gaming
      Holdings, Inc... 07/21/2005      531   $12,228
                       07/29/2005    1,970    45,355
                                     -----   -------
                                     2,501   $57,583   $ 57,580    0.07%
                                                       --------    ----
                                                       $101,343    0.12%
                                                       ========    ====

See Notes to Financial Statements

August 31, 2005   INTERNATIONAL SMALL CAP EQUITY FUND - PORTFOLIO PROFILE    25
                                        (Unaudited)

Industry Allocation*

      Retail......................................................  8.50%
      Leisure & Tourism...........................................  8.27%
      Electronics/Electrical Equipment............................  7.20%
      Information Processing -- Services..........................  6.63%
      Machinery...................................................  5.41%
      Banks.......................................................  5.21%
      Financial Services..........................................  5.20%
      Commercial Services.........................................  4.84%
      Foods.......................................................  3.53%
      Freight.....................................................  3.40%
      Healthcare..................................................  2.83%
      Drugs.......................................................  2.63%
      Oil & Gas...................................................  2.54%
      Repurchase Agreements.......................................  2.49%
      Information Processing -- Hardware..........................  2.32%
      Telecommunications..........................................  2.32%
      Apparel & Products..........................................  2.31%
      Automotive..................................................  2.22%
      Beverages...................................................  2.12%
      Chemical....................................................  1.78%
      Manufacturing...............................................  1.76%
      Heavy Duty Trucks/Parts.....................................  1.69%
      Medical Technology..........................................  1.57%
      Home Builders...............................................  1.33%
      Broadcasting................................................  1.27%
      Appliances/Furnishings......................................  1.21%
      Insurance...................................................  1.16%
      Human Resources.............................................  0.66%
      Information Processing -- Software..........................  0.65%
      Semiconductors..............................................  0.57%
      Advertising.................................................  0.56%
      Mining......................................................  0.46%
      Real Estate.................................................  0.44%
      Publishing..................................................  0.43%
      Finance Cos.................................................  0.40%
      Metals......................................................  0.40%
      Hospital Supplies...........................................  0.39%
      Household Products..........................................  0.26%
      Medical -- Biomedical/Gene..................................  0.21%
      Paper/Forest Products.......................................  0.19%
      Conglomerates...............................................  0.16%
      Water Services..............................................  0.16%
      Investment Cos..............................................  0.15%
      Airlines....................................................  0.14%
      Schools.....................................................  0.14%
      Textile -- Products.........................................  0.02%
                                                                   -----
                                                                   98.13%
                                                                   =====
Country Allocation*

      Japan....................................................... 29.77%
      Germany.....................................................  8.76%
      United Kingdom..............................................  6.93%
      France......................................................  6.45%
      Finland.....................................................  6.38%
      Sweden......................................................  5.50%
      Austria.....................................................  4.94%
      Ireland.....................................................  3.79%
      United States...............................................  3.39%
      Hong Kong...................................................  2.65%
      Denmark.....................................................  2.39%
      Singapore...................................................  2.20%
      Spain.......................................................  2.06%
      Switzerland.................................................  2.02%
      Norway......................................................  1.93%
      Italy.......................................................  1.56%
      Korea.......................................................  1.53%
      Luxembourg..................................................  1.09%
      Taiwan......................................................  0.97%
      Portugal....................................................  0.95%
      New Zealand.................................................  0.82%
      Australia...................................................  0.73%
      Belgium.....................................................  0.65%
      Papua New Guinea............................................  0.35%
      Indonesia...................................................  0.18%
      Thailand....................................................  0.14%
                                                                   -----
                                                                   98.13%
                                                                   =====

*  Calculated as a percentage of Net Assets.

26       INTERNATIONAL SMALL CAP EQUITY FUND - SCHEDULE OF       August 31, 2005
                            INVESTMENTS


                                                                Value
                                                     Shares  (Note 2)(1)
        ----------------------------------------------------------------
        COMMON STOCK -- 94.58%
        Advertising -- 0.56%
          Advance Create Co., Ltd...................     129 $  363,995
          Moshi Moshi Hotline, Inc..................   2,100    220,070
                                                             ----------
                                                                584,065
                                                             ----------
        Airlines -- 0.14%
          Auckland International Airport, Ltd....... 100,768    146,328
                                                             ----------
        Apparel & Products -- 1.25%
          Billabong International, Ltd..............  13,813    135,905
          Maruko Co., Ltd...........................  65,600    495,252
          Nagaileben Co., Ltd.......................  16,000    325,232
          Prime Success International Group, Ltd.... 924,000    341,078
                                                             ----------
                                                              1,297,467
                                                             ----------
        Appliances/Furnishings -- 1.21%
          Corona Corp...............................  26,300    427,709
          HTL International Holdings, Ltd........... 226,000    180,721
          Rational AG...............................   6,200    651,366
                                                             ----------
                                                              1,259,796
                                                             ----------
        Automotive -- 2.22%
          ElringKlinger AG..........................  20,000    809,932
          FCC Co., Ltd..............................  32,300  1,266,200
          GUD Holdings, Ltd.........................  42,660    235,679
          TI Automotive, Ltd., Class A(2)(3)........   7,400          0
                                                             ----------
                                                              2,311,811
                                                             ----------
        Banks -- 5.21%
          Banco Pastor SA...........................  23,850  1,024,231
          Banque Cantonale Vaudoise.................   4,300  1,163,878
          IKB Deutsche Industriebank AG.............  23,300    726,470
          OKO Bank, Class A.........................  71,120  1,119,144
          Piraeus Bank SA...........................  68,200  1,383,282
                                                             ----------
                                                              5,417,005
                                                             ----------
        Beverages -- 2.12%
          Asahi Soft Drinks Co., Ltd................  75,000    867,972
          C&C Group PLC............................. 235,000  1,332,049
                                                             ----------
                                                              2,200,021
                                                             ----------
        Broadcasting -- 1.27%
          Modern Times Group AB, Class B+...........  30,000  1,080,539
          Sky Network Television, Ltd.+.............   9,436     39,205
          Ten Network Holdings, Ltd.................  73,450    205,863
                                                             ----------
                                                              1,325,607
                                                             ----------
        Chemical -- 1.78%
          Asahi Denka Co., Ltd......................  52,000    583,563
          Kansai Paint Co., Ltd.....................  72,000    458,132
          Nissan Chemical Industries, Ltd...........  49,000    602,132
          Taiwan Fertilizer Co., Ltd................ 179,000    212,530
                                                             ----------
                                                              1,856,357
                                                             ----------
        Commercial Services -- 4.84%
          Adsteam Marine, Ltd....................... 167,486    233,858
          Aker Kvaerner ASA+........................  13,200    707,388
          Coates Hire, Ltd..........................  81,100    290,244
          Corporate Express Australia, Ltd..........   9,881     47,770
          Italian-Thai Development Public Co., Ltd.. 676,200    145,984
          Park24 Co., Ltd...........................  37,900    826,565
          Transfield Services, Ltd..................  39,945    256,971
          United Group, Ltd.........................  52,941    448,538
          WorleyParsons, Ltd........................  49,500    356,090
          YIT-Yhtyma Oyj............................  45,270  1,720,027
                                                             ----------
                                                              5,033,435
                                                             ----------
        Conglomerates -- 0.16%
          HKR International, Ltd.................... 253,600    169,035
                                                             ----------

                                                                Value
                                                     Shares  (Note 2)(1)

       -----------------------------------------------------------------
       Drugs -- 2.63%
         Ain Pharmaciez, Inc........................  16,100 $  377,021
         Hanmi Pharm Co., Ltd.......................   2,330    182,054
         Hisamitsu Pharmaceutical Co., Inc..........  51,400  1,360,231
         Sigma Co., Ltd.............................  14,722    123,191
         Toho Pharmaceutical Co., Ltd...............  63,400    695,417
                                                             ----------
                                                              2,737,914
                                                             ----------
       Electronics/Electrical Equipment -- 7.20%
         GN Store Nord AS...........................  96,910  1,269,219
         Iriso Electronics Co., Ltd.................   9,100    218,372
         Jurong Technologies Industrial Corp., Ltd.. 219,000    253,947
         Kuroda Electric Co., Ltd...................  17,000    312,101
         Neopost SA.................................  18,700  1,732,746
         Option NV+.................................  13,700    677,510
         Patlite Corp...............................  11,000    225,907
         Rotork PLC................................. 121,000  1,195,301
         SUNX, Ltd..................................  18,200    268,520
         Tomen Electronics Corp.....................  37,700  1,012,829
         Truly International Holdings............... 128,000    143,134
         Yoko Technology Corp....................... 121,135    183,147
                                                             ----------
                                                              7,492,733
                                                             ----------
       Finance Companies -- 0.40%
         Fitzwilliam Capital PLC+................... 289,530    410,772
                                                             ----------
       Financial Services -- 5.20%
         AWD Holding AG.............................  29,670  1,213,275
         D. Carnegie & Co. AB.......................  95,000  1,109,561
         Infratil, Ltd..............................  59,279    160,136
         Kenedix, Inc...............................     236    732,272
         Marfin Financial Group SA..................  35,500    748,676
         OMC Card, Inc..............................  22,000    290,558
         SFE Corp., Ltd.............................  24,315    213,001
         Tower, Ltd.+............................... 122,971    181,235
         UFJ Central Leasing Co., Ltd...............  15,000    690,722
         Woori Investment & Securities Co., Ltd.....   6,500     68,327
                                                             ----------
                                                              5,407,763
                                                             ----------
       Foods -- 3.53%
         AWB, Ltd...................................  50,505    190,685
         Hiestand Holding AG........................   1,060    932,621
         Iaws Group PLC.............................  75,000  1,069,094
         Origin Toshu Co., Ltd......................  21,200    373,375
         RHM PLC+................................... 193,000  1,110,707
                                                             ----------
                                                              3,676,482
                                                             ----------
       Freight -- 3.40%
         Cargotec Corp.+............................  33,000    911,333
         DSV AS.....................................  11,750  1,215,820
         Hamakyorex Co., Ltd........................  19,500    670,804
         Jaya Holdings, Ltd......................... 283,000    219,282
         Kintetsu World Express, Inc................  28,100    517,181
                                                             ----------
                                                              3,534,420
                                                             ----------
       Healthcare -- 2.83%
         Audika.....................................  17,801    410,683
         Elekta AB, Class B+........................  25,000  1,130,979
         Fisher & Paykel Healthcare Corp............ 132,215    324,131
         Jawon Medical Co., Ltd.....................  59,500    229,136
         RaySearch Laboratories AB+.................  28,900    632,323
         WIN International Co., Ltd.................     206    217,727
                                                             ----------
                                                              2,944,979
                                                             ----------
       Heavy Duty Trucks/Parts -- 1.69%
         Nokian Renkaat Oyj.........................  82,500  1,757,326
                                                             ----------
       Home Builders -- 1.33%
         Kaufman & Broad SA.........................   7,800    552,672
         Maisons France Confort.....................  10,800    525,145
         Token Corp.................................   8,400    309,694
                                                             ----------
                                                              1,387,511
                                                             ----------

August 31, 2005      INTERNATIONAL SMALL CAP EQUITY FUND - SCHEDULE OF       27
                                  INVESTMENTS - CONTINUED


                                                                  Value
                                                       Shares  (Note 2)(1)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Hospital Supplies -- 0.39%
        Mani, Inc.....................................   8,100 $  407,438
                                                               ----------
      Household Products -- 0.26%
        Kose Corp.....................................   7,500    268,518
                                                               ----------
      Human Resources -- 0.66%
        Fullcast Co., Ltd.............................     294    687,561
                                                               ----------
      Information Processing - Hardware -- 2.32%
        Daiwabo Information System Co., Ltd...........  30,500    533,063
        Foxconn Technology Co., Ltd...................  39,600    150,765
        GES International, Ltd........................ 953,000    494,142
        Otsuka Corp...................................  10,700  1,011,232
        Roland DG Corp................................  10,400    228,493
                                                               ----------
                                                                2,417,695
                                                               ----------
      Information Processing - Services -- 6.63%
        Alten+........................................  42,049  1,247,673
        Computershare, Ltd............................  40,623    206,124
        Cybird, Co....................................     193    630,642
        HIQ International AB.......................... 180,000  1,018,245
        Indra Sistemas SA.............................  55,120  1,118,157
        NDS Group, PLC Sponsored ADR+.................  22,100    786,318
        NHN Corp.+....................................   2,110    292,458
        realestate.com.au, Ltd.+...................... 114,786    200,334
        Seek, Ltd.+...................................  50,000     98,718
        Transcom WorldWide SA+........................ 150,000  1,132,350
        WorldMetal Holdings, Inc.+.................... 630,000    162,102
                                                               ----------
                                                                6,893,121
                                                               ----------
      Information Processing - Software -- 0.65%
        Intec, Inc....................................  57,000    679,630
                                                               ----------
      Insurance -- 1.16%
        cash.life AG..................................   1,545     67,791
        Euler Hermes SA...............................  13,875  1,138,688
                                                               ----------
                                                                1,206,479
                                                               ----------
      Investment Company -- 0.15%
        Macquarie Communications Infrastructure Group.  33,468    159,235
                                                               ----------
      Leisure & Tourism -- 8.27%
        Central Sports Co., Ltd.......................  19,000    380,082
        CTS Eventim AG+...............................  14,820    708,742
        Endo Manufacturing Co., Ltd...................  26,000    290,415
        Formosa International Hotels Corp............. 150,000    239,396
        HIS Co., Ltd..................................  40,800    868,268
        Hongkong & Shanghai Hotels, Ltd............... 248,000    288,117
        Japan Cash Machine Co., Ltd...................  23,000    541,928
        KTM Power Sports AG+..........................  12,800    762,581
        Kura Corp.....................................      62    269,028
        Paddy Power PLC...............................  35,000    655,153
        Playmates Holdings, Ltd....................... 886,000    142,893
        Punch Taverns PLC............................. 124,500  1,737,138
        Renaissance, Inc..............................  21,900    361,910
        Shangri-La Asia, Ltd.......................... 174,000    301,547
        St. Marc Co., Ltd.............................  16,400    719,641
        Star Cruises, Ltd.+........................... 680,000    201,011
        UNiTAB, Ltd...................................  13,067    130,853
                                                               ----------
                                                                8,598,703
                                                               ----------
      Machinery -- 5.41%
        Display Manufacturing Service Co., Ltd.+......  13,600    180,670
        Harmonic Drive Systems, Inc...................      58    433,169
        Hyundai Elevator Co., Ltd.....................   6,770    348,800
        Miyachi Corp..................................   9,000    209,917
        Modec, Inc....................................  15,000    377,172
        Nabtesco Corp.................................  48,000    391,151
        Obara Corp....................................  21,300    914,170
        OSG Corp......................................  60,000    816,111

                                                              Value
                                                   Shares  (Note 2)(1)

         -------------------------------------------------------------
         Machinery (continued)
           Rheinmetall AG.........................  20,000 $1,195,646
           Toshiba Machine Co., Ltd............... 120,000    755,919
                                                           ----------
                                                            5,622,725
                                                           ----------
         Manufacturing -- 1.76%
           First Engineering, Ltd................. 262,000    209,957
           Pfleiderer AG+.........................  84,300  1,616,082
                                                           ----------
                                                            1,826,039
                                                           ----------
         Medical - Biomedical/Gene -- 0.21%
           AnGes MG, Inc.+........................      39    218,652
                                                           ----------
         Medical Technology -- 1.57%
           Cochlear, Ltd..........................  11,300    360,194
           Shimadzu Corp..........................  91,000    576,776
           Sysmex Corp............................  11,000    691,977
                                                           ----------
                                                            1,628,947
                                                           ----------
         Metals -- 0.40%
           Sims Group, Ltd........................   9,397    124,996
           Zinifex, Ltd.+.........................  98,579    292,976
                                                           ----------
                                                              417,972
                                                           ----------
         Mining -- 0.46%
           Iluka Resources, Ltd...................  26,400    170,778
           Jubilee Mines NL.......................  54,500    311,854
                                                           ----------
                                                              482,632
                                                           ----------
         Oil & Gas -- 2.54%
           Medco Energi Internasional Tbk......... 590,500    191,518
           Oil Search, Ltd........................ 132,199    367,578
           Premier Oil PLC+.......................  42,000    621,656
           Prosafe ASA............................  20,000    811,135
           Singapore Petroleum Co., Ltd...........  51,000    165,396
           Subsea 7, Inc.+........................  39,000    488,029
                                                           ----------
                                                            2,645,312
                                                           ----------
         Paper/Forest Products -- 0.19%
           Great Southern Plantations, Ltd........  66,841    141,573
           Gunns, Ltd.............................  24,285     55,454
                                                           ----------
                                                              197,027
                                                           ----------
         Publishing -- 0.43%
           Gentosha, Inc..........................      69    448,620
                                                           ----------
         Real Estate -- 0.44%
           Shun Tak Holdings, Ltd................. 266,000    240,090
           Wing Tai Holdings, Ltd................. 296,000    216,707
                                                           ----------
                                                              456,797
                                                           ----------
         Retail -- 8.50%
           Alain Afflelou SA......................  34,356  1,077,880
           Amplifon SpA...........................  17,000  1,134,110
           Dickson Concepts International, Ltd....  89,650    153,426
           Don Quijote Co, Ltd....................  13,500    860,919
           Fielmann AG............................  13,750  1,022,024
           Grafton Group PLC+.....................  84,040    887,660
           Jeronimo Martins SA....................  68,000    988,868
           Lifestyle International Holdings, Ltd.. 174,000    282,378
           Nishimatsuya Chain Co., Ltd............  11,100    370,298
           Right On Co., Ltd......................  18,250    601,206
           rnb Retail and Brands AB+..............  72,120    745,054
           Sundrug Co, Ltd........................   6,200    305,501
           Village Vanguard Co., Ltd.+............      32    411,861
                                                           ----------
                                                            8,841,185
                                                           ----------
         Schools -- 0.14%
           ABC Learning Centres, Ltd..............  30,000    147,790
                                                           ----------

28       INTERNATIONAL SMALL CAP EQUITY FUND - SCHEDULE OF       August 31, 2005
                      INVESTMENTS - CONTINUED


                                                                 Value
                                                      Shares  (Note 2)(1)
      -------------------------------------------------------------------
      COMMON STOCK (continued)
      Semiconductors -- 0.57%
        ASM Pacific Technology, Ltd..................  42,000 $   207,010
        Chartered Semiconductor Manufacturing, Ltd.+. 485,000     320,309
        Vanguard International Semiconductor Corp....  85,000      61,618
                                                              -----------
                                                                  588,937
                                                              -----------
      Telecommunications -- 2.32%
        Dasan Networks, Inc.+........................  13,700     125,272
        Digital Multimedia Technologies SpA+.........  14,500     491,494
        PKC Group Oyj................................  81,800   1,129,795
        StarHub, Ltd................................. 196,000     229,995
        VTech Holdings, Ltd..........................  97,000     270,686
        Zyxel Communications Corp....................  82,080     162,114
                                                              -----------
                                                                2,409,356
                                                              -----------
      Textile - Products -- 0.02%
        U10..........................................     358      23,983
                                                              -----------
      Water Services -- 0.16%
        Woongjin Coway Co., Ltd......................   8,230     162,943
                                                              -----------
      Total Common Stock
        (Cost $85,505,659)...........................          98,388,124
                                                              -----------
      PREFERRED STOCK -- 1.06%
      Apparel & Products -- 1.06%
        Hugo Boss AG
         (Cost $1,040,614)...........................  33,100   1,101,973
                                                              -----------

                                                              Shares/
                                                             Principal     Value
                                                              Amount    (Note 2)(1)

------------------------------------------------------------------------------------
RIGHTS -- 0.00%
Commercial Services -- 0.00%
  Coates Hire, Ltd.:
   Expires 09/15/05+
   (Cost $0)...............................................     13,517  $      1,989
                                                                        ------------
Total Long-Term Investment Securities -- 95.64%
   (Cost $86,546,273)......................................               99,492,086
                                                                        ------------
REPURCHASE AGREEMENT -- 2.49%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $2,595,242 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 3.00%, due 08/15/07 and having an approximate
   value of $2,676,907 (Cost $2,595,000)................... $2,595,000     2,595,000
                                                                        ------------
TOTAL INVESTMENTS
   (Cost $89,141,273)(4)...................................      98.13%  102,087,086
Other assets less liabilities..............................       1.87%    1,942,862
                                                            ----------  ------------
NET ASSETS --                                                   100.00% $104,029,948
                                                            ==========  ============

--------
ADR -- American Depository Receipt
+  Non-income producing security
(1)A substantial number of the Fund's holdings were valued using fair value procedures at August 31, 2005. At August 31, 2005, the aggregate value of these securities was $97,036,316 representing 93.28% of net assets. See Note 2 regarding fair value pricing procedures for foreign equity securities.
(2)Fair valued security (see Note 2).
(3)Illiquid security
(4)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2005    LARGE CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)      29

Industry Allocation*

 Oil & Gas.............................................................  16.61%
 Financial Services....................................................  11.51%
 Insurance.............................................................  10.71%
 Banks.................................................................   9.89%
 Information Processing -- Hardware....................................   4.89%
 Utilities -- Electric.................................................   4.62%
 Savings & Loan........................................................   3.75%
 Drugs.................................................................   3.45%
 Multimedia............................................................   3.30%
 Utilities -- Communication............................................   3.00%
 Telecommunications....................................................   2.91%
 Retail................................................................   2.51%
 Registered Investment Companies.......................................   2.15%
 Freight...............................................................   1.76%
 Hospital Supplies.....................................................   1.56%
 Household Products....................................................   1.48%
 Metals................................................................   1.48%
 Leisure & Tourism.....................................................   1.43%
 Home Builders.........................................................   1.29%
 Railroads & Equipment.................................................   1.24%
 Real Estate Investment Trusts.........................................   1.21%
 Information Processing -- Services....................................   1.20%
 Utilities -- Gas, Distribution........................................   1.19%
 Building Materials....................................................   1.16%
 Foods.................................................................   0.78%
 Pollution Control.....................................................   0.73%
 Machinery.............................................................   0.67%
 Conglomerates.........................................................   0.67%
 Beverages.............................................................   0.65%
 Paper/Forest Products.................................................   0.59%
 Medical -- Biomedical/Gene............................................   0.51%
 Chemical..............................................................   0.47%
 Tobacco...............................................................   0.47%
 Aerospace/Defense.....................................................   0.29%
                                                                        ------
                                                                        100.13%
                                                                        ======

*  Calculated as a percentage of Net Assets.

30        LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS         August 31, 2005



                                                                Value
                                                       Shares  (Note 2)
      -------------------------------------------------------------------
      COMMON STOCK -- 97.98%
      Aerospace/Defense -- 0.29%
        Lockheed Martin Corp..........................  4,100 $   255,184
                                                              -----------
      Banks -- 9.89%
        Bank of America Corp.......................... 75,500   3,248,765
        First American Corp., Class A................. 19,500     811,395
        KeyCorp....................................... 27,900     924,048
        National City Corp............................ 17,200     630,036
        Providian Financial Corp.+....................  4,500      83,700
        SunTrust Banks, Inc........................... 14,600   1,026,088
        U.S. Bancorp.................................. 43,600   1,273,992
        Wells Fargo & Co.............................. 13,200     786,984
                                                              -----------
                                                                8,785,008
                                                              -----------
      Beverages -- 0.65%
        Pepsi Bottling Group, Inc..................... 19,700     580,756
                                                              -----------
      Building Materials -- 1.16%
        Sherwin-Williams Co...........................  9,300     431,148
        USG Corp.+....................................  9,600     603,360
                                                              -----------
                                                                1,034,508
                                                              -----------
      Chemical -- 0.47%
        Eastman Chemical Co...........................  8,700     417,339
                                                              -----------
      Conglomerates -- 0.67%
        Textron, Inc..................................  8,400     598,920
                                                              -----------
      Drugs -- 3.45%
        Merck & Co., Inc.............................. 55,100   1,555,473
        Pfizer, Inc................................... 59,200   1,507,824
                                                              -----------
                                                                3,063,297
                                                              -----------
      Financial Services -- 11.51%
        Bear Stearns Cos., Inc........................ 13,800   1,386,900
        Capital One Financial Corp.................... 19,000   1,562,560
        Citigroup, Inc................................ 49,600   2,170,992
        Countrywide Financial Corp.................... 43,780   1,479,326
        Freddie Mac...................................  6,300     380,394
        Friedman Billings Ramsey Group, Inc., Class A.  3,200      37,440
        Goldman Sachs Group, Inc......................  6,100     678,198
        JPMorgan Chase & Co........................... 23,860     808,616
        Lehman Brothers Holdings, Inc................. 11,300   1,193,958
        Merrill Lynch & Co., Inc......................  6,200     354,392
        Morgan Stanley................................  3,500     178,045
                                                              -----------
                                                               10,230,821
                                                              -----------
      Foods -- 0.78%
        Tyson Foods, Inc., Class A.................... 38,800     689,864
                                                              -----------
      Freight -- 1.76%
        CNF, Inc...................................... 19,800     999,306
        Yellow Roadway Corp.+......................... 12,000     562,200
                                                              -----------
                                                                1,561,506
                                                              -----------
      Home Builders -- 1.29%
        Toll Brothers, Inc.+.......................... 23,800   1,143,590
                                                              -----------
      Hospital Supplies -- 1.56%
        AmerisourceBergen Corp........................ 18,600   1,388,862
                                                              -----------
      Household Products -- 1.48%
        Kimberly-Clark Corp........................... 11,000     685,520
        Scotts Co., Class A...........................  7,700     631,246
                                                              -----------
                                                                1,316,766
                                                              -----------
      Information Processing - Hardware -- 4.89%
        Apple Computer, Inc.+......................... 38,100   1,788,033
        International Business Machines Corp.......... 18,200   1,467,284
        Western Digital Corp.+........................ 78,500   1,087,225
                                                              -----------
                                                                4,342,542
                                                              -----------

                                                             Value
                                                    Shares  (Note 2)

         -------------------------------------------------------------
         Information Processing - Services -- 1.20%
           McAfee, Inc.+........................... 34,800 $ 1,066,620
                                                           -----------
         Insurance -- 10.71%
           Aetna, Inc..............................  6,700     533,789
           Allstate Corp...........................  7,600     427,196
           Assurant, Inc........................... 36,000   1,343,880
           Chubb Corp.............................. 17,900   1,556,584
           CIGNA Corp.............................. 15,300   1,764,396
           Conseco, Inc.+..........................  7,500     156,600
           HCC Insurance Holdings, Inc.............  4,900     130,585
           Humana, Inc.+........................... 10,700     515,312
           MetLife, Inc............................ 28,000   1,371,440
           Progressive Corp........................    800      77,128
           Prudential Financial, Inc...............  8,300     534,271
           Safeco Corp.............................  7,000     364,980
           W.R. Berkley Corp....................... 20,760     736,772
                                                           -----------
                                                             9,512,933
                                                           -----------
         Leisure & Tourism -- 1.43%
           Darden Restaurants, Inc................. 40,600   1,275,246
                                                           -----------
         Machinery -- 0.67%
           Cummins, Inc............................  6,900     596,643
                                                           -----------
         Medical - Biomedical/Gene -- 0.51%
           Invitrogen Corp.+.......................  5,400     457,542
                                                           -----------
         Metals -- 1.48%
           Phelps Dodge Corp.......................  8,000     860,240
           United States Steel Corp................ 10,800     452,736
                                                           -----------
                                                             1,312,976
                                                           -----------
         Multimedia -- 3.30%
           Time Warner, Inc........................ 77,400   1,387,008
           Viacom, Inc., Class B...................  9,100     309,309
           Walt Disney Co.......................... 49,000   1,234,310
                                                           -----------
                                                             2,930,627
                                                           -----------
         Oil & Gas -- 16.61%
           ChevronTexaco Corp...................... 26,100   1,602,540
           Exxon Mobil Corp........................ 84,240   5,045,976
           Kerr-McGee Corp......................... 17,500   1,540,525
           Marathon Oil Corp....................... 21,800   1,401,958
           Occidental Petroleum Corp............... 17,600   1,461,328
           Sunoco, Inc............................. 20,800   1,512,160
           Valero Energy Corp...................... 20,600   2,193,900
                                                           -----------
                                                            14,758,387
                                                           -----------
         Paper/Forest Products -- 0.59%
           Louisiana-Pacific Corp.................. 20,800     526,032
                                                           -----------
         Pollution Control -- 0.73%
           Republic Services, Inc., Class A........ 17,800     644,894
                                                           -----------
         Railroads & Equipment -- 1.24%
           Burlington Northern Santa Fe Corp....... 20,800   1,102,816
                                                           -----------
         Real Estate Investment Trusts -- 1.21%
           Health Care REIT, Inc...................  4,500     167,040
           New Century Financial Corp.............. 13,800     593,262
           Thornburg Mtg., Inc..................... 11,800     318,718
                                                           -----------
                                                             1,079,020
                                                           -----------
         Retail -- 2.51%
           Federated Department Stores, Inc........ 20,100   1,386,498
           SUPERVALU, Inc.......................... 24,300     845,640
                                                           -----------
                                                             2,232,138
                                                           -----------

August 31, 2005 LARGE CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   31


                                                           Value
                                                  Shares  (Note 2)
           ---------------------------------------------------------
           COMMON STOCK (continued)
           Savings & Loan -- 3.75%
             Golden West Financial Corp.......... 16,400 $ 1,000,236
             Sovereign Bancorp, Inc.............. 23,600     550,352
             Washington Mutual, Inc.............. 42,900   1,783,782
                                                         -----------
                                                           3,334,370
                                                         -----------
           Telecommunications -- 2.91%
             BellSouth Corp......................  6,800     178,772
             SBC Communications, Inc............. 26,563     639,637
             Verizon Communications, Inc......... 53,900   1,763,069
                                                         -----------
                                                           2,581,478
                                                         -----------
           Tobacco -- 0.47%
             Altria Group, Inc...................  5,900     417,130
                                                         -----------
           Utilities - Communication -- 3.00%
             AT&T Corp........................... 45,200     889,536
             Sprint Corp......................... 68,400   1,773,612
                                                         -----------
                                                           2,663,148
                                                         -----------
           Utilities - Electric -- 4.62%
             Constellation Energy Group, Inc..... 16,800     987,000
             DTE Energy Co.......................  7,700     352,429
             Exelon Corp......................... 13,900     749,071
             PPL Corp............................ 19,000     607,240
             TXU Corp............................ 14,500   1,406,790
                                                         -----------
                                                           4,102,530
                                                         -----------
           Utilities - Gas, Distribution -- 1.19%
             Sempra Energy....................... 23,600   1,057,752
                                                         -----------
           Total Long-Term Investment Securities
              (Cost $75,947,890).................         87,061,245
                                                         -----------


                                                                Value
                                                   Shares      (Note 2)

       ------------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 2.15%
       Registered Investment Companies -- 2.15%
         American AAdvantage Money Market Fund:
          (Cost $1,906,185)..................... 1,906,185     1,906,185
                                                             -----------
       TOTAL INVESTMENTS
          (Cost $77,854,075)(1).................    100.13%   88,967,430
       Liabilities in excess of other assets....     (0.13)%    (114,525)
                                                 ---------   -----------
       NET ASSETS                                   100.00%  $88,852,905
                                                 =========   ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

32      MID CAP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2005


Industry Allocation*

 Oil & Gas.............................................................  8.94%
 Retail................................................................  7.15%
 Semiconductors........................................................  6.51%
 Telecommunications....................................................  6.45%
 Information Processing -- Software....................................  5.57%
 Electronics/Electrical Equipment......................................  5.50%
 Healthcare............................................................  4.23%
 Leisure & Tourism.....................................................  4.21%
 Repurchase Agreement..................................................  3.40%
 Financial Services....................................................  3.29%
 Apparel & Products....................................................  2.94%
 Insurance.............................................................  2.74%
 Commercial Services...................................................  2.68%
 Information Processing -- Services....................................  2.59%
 Metals................................................................  2.45%
 Building Materials....................................................  2.23%
 Household Products....................................................  1.74%
 Hospital Supplies.....................................................  1.64%
 Chemical..............................................................  1.49%
 Medical Technology....................................................  1.47%
 Therapeutics..........................................................  1.38%
 Utilities -- Gas, Pipeline............................................  1.36%
 Real Estate...........................................................  1.28%
 Home Builders.........................................................  1.27%
 Aerospace/Defense.....................................................  1.25%
 Schools...............................................................  1.17%
 Foods.................................................................  1.09%
 Advertising...........................................................  1.04%
 Machinery.............................................................  1.03%
 Conglomerates.........................................................  1.02%
 Automotive............................................................  1.01%
 Freight...............................................................  0.99%
 Medical -- Biomedical/Gene............................................  0.98%
 Drugs.................................................................  0.97%
 Broadcasting..........................................................  0.92%
 Hospital Management...................................................  0.90%
 Savings & Loan........................................................  0.90%
 Information Processing -- Hardware....................................  0.74%
 Banks.................................................................  0.64%
 Coal..................................................................  0.58%
 AppIiances/Furnishings................................................  0.54%
 Real Estate Investment Trusts.........................................  0.41%
 Beverages.............................................................  0.31%
                                                                        -----
                                                                        99.00%
                                                                        =====

*  Calculated as a percentage of Net Assets.

August 31, 2005        MID CAP GROWTH FUND - SCHEDULE OF INVESTMENTS         33


                                                                Value
                                                       Shares  (Note 2)
        ----------------------------------------------------------------
        COMMON STOCK -- 95.60%
        Advertising -- 1.04%
          Omnicom Group, Inc..........................  6,760 $  543,774
                                                              ----------
        Aerospace/Defense -- 1.25%
          L-3 Communications Holdings, Inc............  8,000    655,040
                                                              ----------
        Apparel & Products -- 2.94%
          Abercrombie and Fitch Co., Class A..........  4,418    245,685
          Coach, Inc.+................................ 15,891    527,422
          Polo Ralph Lauren Corp., Class A............ 15,413    763,714
                                                              ----------
                                                               1,536,821
                                                              ----------
        Appliances/Furnishings -- 0.54%
          Whirlpool Corp..............................  3,700    281,385
                                                              ----------
        Automotive -- 1.01%
          Advance Auto Parts, Inc.+...................  8,700    530,091
                                                              ----------
        Banks -- 0.64%
          Signature Bank+............................. 11,100    332,889
                                                              ----------
        Beverages -- 0.31%
          Hansen Natural Corp.+.......................  3,290    163,349
                                                              ----------
        Broadcasting -- 0.92%
          Univision Communications, Inc., Class A+.... 17,900    481,510
                                                              ----------
        Building Materials -- 2.23%
          American Standard Cos., Inc................. 11,673    532,289
          Chicago Bridge & Iron Co. NV................ 20,400    632,808
                                                              ----------
                                                               1,165,097
                                                              ----------
        Chemical -- 1.49%
          Lyondell Chemical Co........................ 15,800    407,640
          Rohm & Haas Co..............................  8,561    371,633
                                                              ----------
                                                                 779,273
                                                              ----------
        Coal -- 0.58%
          Massey Energy Co............................  6,000    304,800
                                                              ----------
        Commercial Services -- 2.68%
          Alliance Data Systems Corp.+................ 16,900    710,983
          Corrections Corp. of America+............... 17,500    693,000
                                                              ----------
                                                               1,403,983
                                                              ----------
        Conglomerates -- 1.02%
          ITT Industries, Inc.........................  4,900    534,688
                                                              ----------
        Drugs -- 0.97%
          Medicis Pharmaceutical Corp., Class A....... 15,000    510,150
                                                              ----------
        Electronics/Electrical Equipment -- 5.50%
          Amphenol Corp., Class A..................... 14,400    610,704
          Cogent, Inc.+............................... 11,100    298,368
          Comverse Technology, Inc.+.................. 20,100    518,178
          Harman International Industries, Inc........  3,400    351,560
          PerkinElmer, Inc............................ 26,800    554,760
          Waters Corp.+............................... 12,000    545,640
                                                              ----------
                                                               2,879,210
                                                              ----------
        Financial Services -- 3.29%
          CapitalSource, Inc.+........................ 28,000    554,400
          Chicago Merchantile Exchange Holdings, Inc..  1,800    499,680
          Legg Mason, Inc.............................  6,385    667,424
                                                              ----------
                                                               1,721,504
                                                              ----------
        Foods -- 1.09%
          McCormick & Co., Inc........................  8,500    288,235
          TreeHouse Foods, Inc.+......................  9,300    279,930
                                                              ----------
                                                                 568,165
                                                              ----------
        Freight -- 0.99%
          CH Robinson Worldwide, Inc..................  8,400    518,700
                                                              ----------

                                                                   Value
                                                          Shares  (Note 2)

    -----------------------------------------------------------------------
    Healthcare -- 4.23%
      Cooper Cos., Inc...................................  7,700 $  527,989
      DaVita, Inc.+...................................... 12,800    587,648
      Kinetic Concepts, Inc.+............................  9,700    531,560
      Medco Health Solutions, Inc.+......................  5,300    261,131
      Omnicare, Inc......................................  5,800    304,790
                                                                 ----------
                                                                  2,213,118
                                                                 ----------
    Home Builders -- 1.27%
      Pulte Homes, Inc...................................  7,700    663,740
                                                                 ----------
    Hospital Management -- 0.90%
      LifePoint Hospitals, Inc.+......................... 10,400    472,992
                                                                 ----------
    Hospital Supplies -- 1.64%
      Henry Schein, Inc.+................................  6,500    270,985
      Varian Medical Systems, Inc.+...................... 14,800    589,336
                                                                 ----------
                                                                    860,321
                                                                 ----------
    Household Products -- 1.74%
      Fortune Brands, Inc................................  3,000    260,940
      Jarden Corp.+...................................... 16,350    648,932
                                                                 ----------
                                                                    909,872
                                                                 ----------
    Information Processing - Hardware -- 0.74%
      Palm, Inc.+........................................ 11,300    386,234
                                                                 ----------
    Information Processing - Services -- 2.59%
      Akamai Technologies, Inc.+......................... 12,796    177,096
      Cognizant Technology Solutions Corp., Class A+..... 10,000    455,300
      Synopsys, Inc.+.................................... 13,854    263,226
      VeriSign, Inc.+.................................... 21,051    458,912
                                                                 ----------
                                                                  1,354,534
                                                                 ----------
    Information Processing - Software -- 5.57%
      Autodesk, Inc...................................... 10,700    462,240
      ChoicePoint, Inc.+................................. 13,700    588,141
      Citrix Systems, Inc.+.............................. 11,300    268,940
      Hyperion Solutions Corp.+..........................  6,700    290,579
      Mercury Interactive Corp.+......................... 11,100    407,037
      Microstrategy, Inc., Class A+......................  3,415    262,955
      NAVTEQ Corp.+...................................... 13,600    632,944
                                                                 ----------
                                                                  2,912,836
                                                                 ----------
    Insurance -- 2.74%
      AMERIGROUP Corp.+.................................. 14,100    481,656
      CIGNA Corp.........................................  3,200    369,024
      Coventry Health Care, Inc.+........................  3,900    312,000
      Humana, Inc.+......................................  5,600    269,696
                                                                 ----------
                                                                  1,432,376
                                                                 ----------
    Leisure & Tourism -- 4.21%
      Hilton Hotels Corp................................. 35,000    810,950
      Starwood Hotels & Resorts Worldwide, Inc., Class B. 11,668    680,244
      Station Casinos, Inc............................... 10,700    714,974
                                                                 ----------
                                                                  2,206,168
                                                                 ----------
    Machinery -- 1.03%
      Cooper Industries, Ltd., Class A...................  8,100    538,164
                                                                 ----------
    Medical - Biomedical/Gene -- 0.98%
      Genzyme Corp.+.....................................  7,200    512,424
                                                                 ----------
    Medical Technology -- 1.47%
      Biomet, Inc........................................ 12,200    450,058
      Martek Biosciences Corp.+..........................  6,300    321,300
                                                                 ----------
                                                                    771,358
                                                                 ----------
    Metals -- 2.45%
      Freeport-McMoRan Copper & Gold, Inc., Class B......  9,300    392,181
      Nucor Corp.........................................  5,300    299,344
      Phelps Dodge Corp..................................  5,500    591,415
                                                                 ----------
                                                                  1,282,940
                                                                 ----------

34   MID CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                             Value
                                                    Shares  (Note 2)
          -----------------------------------------------------------
          COMMON STOCK (continued)
          Oil & Gas -- 8.94%
            Grant Prideco, Inc.+................... 15,900 $  586,074
            Murphy Oil Corp........................  9,600    524,640
            Nabors Industries, Ltd.+...............  7,900    529,300
            National-Oilwell Varco, Inc.+.......... 11,900    764,099
            Noble Corp.............................  9,700    691,610
            Southwestern Energy Co.+...............  5,500    318,450
            Talisman Energy, Inc................... 10,928    535,144
            Weatherford International, Ltd.+....... 10,800    731,268
                                                           ----------
                                                            4,680,585
                                                           ----------
          Real Estate -- 1.28%
            CB Richard Ellis Group, Inc., Class A+. 13,700    668,012
                                                           ----------
          Real Estate Investment Trusts -- 0.41%
            AAMES Investment Corp.................. 28,863    212,720
                                                           ----------
          Retail -- 7.15%
            Express Scripts, Inc., Class A+........  7,300    422,378
            Kohl's Corp.+..........................  4,896    256,795
            Nordstrom, Inc......................... 17,600    591,008
            Office Depot, Inc.+.................... 25,900    777,000
            Ross Stores, Inc....................... 22,500    559,800
            Shoppers Drug Mart Corp.+.............. 16,300    572,467
            Staples, Inc........................... 25,600    562,176
                                                           ----------
                                                            3,741,624
                                                           ----------
          Savings & Loan -- 0.90%
            Hudson City Bancorp, Inc............... 37,700    471,250
                                                           ----------
          Schools -- 1.17%
            Career Education Corp.+................ 15,600    611,520
                                                           ----------
          Semiconductors -- 6.51%
            Altera Corp.+.......................... 23,790    520,288
            Analog Devices, Inc.................... 13,800    503,010
            ATI Technologies, Inc.+................ 10,600    129,108
            Microchip Technology, Inc.............. 19,518    607,400
            National Semiconductor Corp............ 26,200    653,166
            QLogic Corp.+.......................... 17,600    608,256
            Tessera Technologies, Inc.+............ 11,700    388,206
                                                           ----------
                                                            3,409,434
                                                           ----------

                                                              Shares/
                                                             Principal    Value
                                                              Amount     (Note 2)

-----------------------------------------------------------------------------------
Telecommunications -- 6.45%
  ADC Telecommunications, Inc.+............................     17,170  $   359,540
  Amdocs, Ltd.+............................................     19,900      584,065
  American Tower Corp., Class A+...........................     54,686    1,303,714
  Nextel Partners, Inc., Class A+..........................     22,171      581,767
  Scientific-Atlanta, Inc..................................     14,300      547,118
                                                                        -----------
                                                                          3,376,204
                                                                        -----------
Therapeutics -- 1.38%
  Gilead Sciences, Inc.+...................................      9,700      417,100
  MGI Pharma, Inc.+........................................     11,300      304,648
                                                                        -----------
                                                                            721,748
                                                                        -----------
Utilities - Gas, Pipeline -- 1.36%
  Williams Cos., Inc.......................................     31,615      709,441
                                                                        -----------
Total Common Stock
   (Cost $42,925,574)......................................              50,030,044
                                                                        -----------
PUT OPTION PURCHASED -- 0.00%
Medical Technology -- 0.00%
  Martek Biosciences Corp.
   (Cost $9,006)...........................................      1,400        2,100
                                                                        -----------
Total Long-Term Investment Securities
   (Cost $42,934,580)......................................              50,032,144
                                                                        -----------
REPURCHASE AGREEMENT -- 3.40%
  Agreement with State Street Bank & Trust Co. bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $1,778,166 and collateralized
   by Federal Home Loan Bank Notes, bearing interest
   at 5.80%, due 09/02/08 and having an approximate value
   of $1,834,661
   (Cost $1,778,000)....................................... $1,778,000    1,778,000
                                                                        -----------
TOTAL INVESTMENTS
   (Cost $44,712,580)(1)...................................      99.00%  51,810,144
Other assets less liabilities..............................       1.00%     525,233
                                                            ----------  -----------
NET ASSETS --                                                   100.00% $52,335,377
                                                            ==========  ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2005     MID CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)       35

Industry Allocation*

 Insurance.............................................................  10.91%
 Semiconductors........................................................   7.41%
 Financial Services....................................................   6.96%
 Electronics/Electrical Equipment......................................   6.50%
 Retail................................................................   5.32%
 Drugs.................................................................   4.70%
 Automotive............................................................   4.20%
 Oil & Gas.............................................................   4.08%
 Foods.................................................................   3.76%
 Publishing............................................................   3.56%
 Chemical..............................................................   3.44%
 Utilities -- Electric.................................................   3.44%
 Paper/Forest Products.................................................   3.23%
 Apparel & Products....................................................   2.83%
 Leisure & Tourism.....................................................   2.57%
 Multimedia............................................................   2.42%
 Repurchase Agreement..................................................   2.14%
 Aerospace/Defense.....................................................   2.13%
 Conglomerates.........................................................   1.91%
 Banks.................................................................   1.86%
 Machinery.............................................................   1.84%
 Coal..................................................................   1.49%
 Freight...............................................................   1.28%
 Metals................................................................   1.20%
 Appliances/Furnishings................................................   1.19%
 Real Estate...........................................................   1.15%
 Information Processing -- Hardware....................................   1.13%
 Household Products....................................................   1.08%
 Commercial Services...................................................   1.02%
 Heavy Duty Trucks/Parts...............................................   1.02%
 Telecommunications....................................................   0.88%
 Real Estate Investment Trusts.........................................   0.85%
 Therapeutics..........................................................   0.82%
 Broadcasting..........................................................   0.69%
 Building Materials....................................................   0.46%
 Medical Technology....................................................   0.44%
 Airlines..............................................................   0.17%
 Hospital Supplies.....................................................   0.17%
                                                                        ------
                                                                        100.25%
                                                                        ======

*  Calculated as a percentage of Net Assets.

36         MID CAP VALUE FUND - SCHEDULE OF INVESTMENTS          August 31, 2005


                                                                  Value
                                                        Shares   (Note 2)
     ----------------------------------------------------------------------
     COMMON STOCK -- 98.11%
     Aerospace/Defense -- 2.13%
       Goodrich Corp................................... 140,200 $ 6,423,964
                                                                -----------
     Airlines -- 0.17%
       Continental Airlines, Inc., Class B+............  39,000     521,430
                                                                -----------
     Apparel & Products -- 2.83%
       Foot Locker, Inc................................ 258,500   5,645,640
       VF Corp.........................................  48,800   2,894,328
                                                                -----------
                                                                  8,539,968
                                                                -----------
     Appliances/Furnishings -- 1.19%
       Whirlpool Corp..................................  47,100   3,581,955
                                                                -----------
     Automotive -- 4.20%
       Acuity Brands, Inc..............................  56,400   1,665,492
       American Axle & Manufacturing Holdings, Inc..... 120,300   3,122,988
       Borg-Warner, Inc................................  52,100   3,045,766
       Compagnie Generale des Etablissements Michelin,
        Class B(1).....................................  79,500   4,848,013
                                                                -----------
                                                                 12,682,259
                                                                -----------
     Banks -- 1.86%
       City National Corp..............................  17,700   1,275,108
       UnionBanCal Corp................................  64,200   4,350,834
                                                                -----------
                                                                  5,625,942
                                                                -----------
     Broadcasting -- 0.69%
       Liberty Global, Inc.+...........................  41,301   2,096,026
                                                                -----------
     Building Materials -- 0.46%
       Rinker Group, Ltd(1)............................ 126,564   1,385,175
                                                                -----------
     Chemical -- 3.44%
       Albemarle Corp..................................   5,800     210,598
       Cytec Industries, Inc...........................  83,600   3,979,360
       Engelhard Corp..................................  91,500   2,603,175
       Huntsman Corp.+................................. 190,300   3,585,252
                                                                -----------
                                                                 10,378,385
                                                                -----------
     Coal -- 1.49%
       Arch Coal, Inc..................................  70,200   4,506,840
                                                                -----------
     Commercial Services -- 1.02%
       BearingPoint, Inc.+............................. 227,000   1,856,860
       United Rentals, Inc.+...........................  67,900   1,225,595
                                                                -----------
                                                                  3,082,455
                                                                -----------
     Conglomerates -- 1.91%
       Grupo IMSA SA De CV............................. 355,500     809,833
       Trinity Industries, Inc......................... 132,400   4,955,732
                                                                -----------
                                                                  5,765,565
                                                                -----------
     Drugs -- 4.70%
       Barr Pharmaceuticals, Inc.+..................... 112,200   5,117,442
       Endo Pharmaceuticals Holdings, Inc.+............ 239,300   7,179,000
       Impax Laboratories, Inc.+....................... 171,800   1,900,108
                                                                -----------
                                                                 14,196,550
                                                                -----------
     Electronics/Electrical Equipment -- 6.50%
       Arrow Electronics, Inc.+........................ 221,300   6,599,166
       Graftech International, Ltd.+................... 404,400   2,402,136
       Parker Hannifin Corp............................  65,000   4,188,600
       Tektronix, Inc.................................. 141,200   3,568,124
       Vishay Intertechnology, Inc.+................... 222,800   2,874,120
                                                                -----------
                                                                 19,632,146
                                                                -----------
     Financial Services -- 6.96%
       Affiliated Managers Group, Inc.+................  51,100   3,710,371
       Apollo Investment Corp.......................... 242,400   4,661,352
       CIT Group, Inc.................................. 149,800   6,782,944
       IndyMac Bancorp, Inc............................  62,400   2,485,392
       Webster Financial Corp..........................  73,500   3,375,120
                                                                -----------
                                                                 21,015,179
                                                                -----------

                                                              Value
                                                    Shares   (Note 2)

         --------------------------------------------------------------
         Foods -- 3.76%
           Bunge, Ltd..............................  59,800 $ 3,511,456
           Ralcorp Holdings, Inc...................  45,100   2,000,185
           Smithfield Foods, Inc.+................. 113,800   3,169,330
           Tyson Foods, Inc., Class A.............. 149,500   2,658,110
                                                            -----------
                                                             11,339,081
                                                            -----------
         Freight -- 1.28%
           Yellow Roadway Corp.+...................  82,300   3,855,755
                                                            -----------
         Heavy Duty Trucks/Parts -- 1.02%
           TRW Automotive Holdings Corp.+.......... 105,300   3,090,555
                                                            -----------
         Hospital Supplies -- 0.17%
           Henry Schein, Inc.+.....................  12,400     516,956
                                                            -----------
         Household Products -- 1.08%
           ACCO Brands Corp.+......................  10,600     276,660
           Newell Rubbermaid, Inc.................. 127,500   2,987,325
                                                            -----------
                                                              3,263,985
                                                            -----------
         Information Processing - Hardware -- 1.13%
           Seagate Technology+..................... 206,100   3,419,199
                                                            -----------
         Insurance -- 10.91%
           Ambac Financial Group, Inc..............  92,800   6,364,224
           Coventry Health Care, Inc.+.............  46,400   3,712,000
           Everest Reinsurance Group, Ltd..........  31,700   2,935,103
           Health Net, Inc.+.......................  13,000     599,430
           Platinum Underwriters Holdings, Ltd.....  63,700   2,068,976
           Radian Group, Inc.......................  77,500   3,966,450
           Reinsurance Group of America, Inc....... 149,500   6,415,045
           RenaissanceRe Holdings, Ltd.............  79,600   3,606,676
           UnumProvident Corp...................... 170,300   3,290,196
                                                            -----------
                                                             32,958,100
                                                            -----------
         Leisure & Tourism -- 2.57%
           CBRL Group, Inc......................... 116,200   4,201,792
           Ruby Tuesday, Inc....................... 161,300   3,564,730
                                                            -----------
                                                              7,766,522
                                                            -----------
         Machinery -- 1.84%
           Hughes Supply, Inc...................... 102,900   3,256,785
           Pall Corp...............................  80,600   2,305,160
                                                            -----------
                                                              5,561,945
                                                            -----------
         Medical Technology -- 0.44%
           Bio-Rad Laboratories, Inc., Class A+....  24,000   1,324,800
                                                            -----------
         Metals -- 1.20%
           Inco, Ltd...............................  85,400   3,614,982
                                                            -----------
         Multimedia -- 2.42%
           Cinram International, Inc............... 309,100   7,317,055
                                                            -----------
         Oil & Gas -- 4.08%
           Newfield Exploration Co.+...............  86,700   4,093,974
           Noble Energy, Inc.......................  50,800   4,477,512
           SBM Offshore NV(1)......................  29,083   2,338,551
           UGI Corp................................  50,700   1,401,855
                                                            -----------
                                                             12,311,892
                                                            -----------
         Paper/Forest Products -- 3.23%
           Pactiv Corp.+........................... 269,800   5,236,818
           Sappi, Ltd. Sponsored ADR............... 224,400   2,425,764
           Smurfit-Stone Container Corp.+.......... 189,900   2,096,496
                                                            -----------
                                                              9,759,078
                                                            -----------
         Publishing -- 3.56%
           Dex Media, Inc.......................... 226,500   5,775,750
           R. R. Donnelley & Sons Co............... 132,900   4,965,144
                                                            -----------
                                                             10,740,894
                                                            -----------

August 31, 2005  MID CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED    37


                                                                     Value
                                                           Shares   (Note 2)
  ----------------------------------------------------------------------------
  COMMON STOCK (continued)
  Real Estate -- 1.15%
    CB Richard Ellis Group, Inc., Class A+................  71,400 $ 3,481,464
                                                                   -----------
  Real Estate Investment Trusts -- 0.85%
    KKR Financial Corp.................................... 110,000   2,572,900
                                                                   -----------
  Retail -- 5.32%
    Fossil, Inc.+.........................................  91,000   2,001,090
    Office Depot, Inc.+................................... 169,400   5,082,000
    Rent-A-Center, Inc.+..................................  23,800     480,760
    Ross Stores, Inc......................................  98,600   2,453,168
    United Stationers, Inc.+..............................  84,200   3,948,980
    Yankee Candle Co., Inc................................  76,000   2,087,720
                                                                   -----------
                                                                    16,053,718
                                                                   -----------
  Semiconductors -- 7.41%
    Fairchild Semiconductor International, Inc., Class A+. 380,100   6,404,685
    International Rectifier Corp.+........................  22,300   1,072,630
    Lam Research Corp.+................................... 171,900   5,449,230
    QLogic Corp.+.........................................  44,500   1,537,920
    Teradyne, Inc.+....................................... 150,300   2,525,040
    Varian Semiconductor Equipment Associates, Inc.+...... 119,000   5,391,890
                                                                   -----------
                                                                    22,381,395
                                                                   -----------
  Telecommunications -- 0.88%
    Citizens Communications Co............................  90,500   1,234,420
    McLeod USA, Inc.+(2)(4)............................... 411,700           0
    Scientific-Atlanta, Inc...............................  36,800   1,407,968
                                                                   -----------
                                                                     2,642,388
                                                                   -----------
  Therapeutics -- 0.82%
    Theravance, Inc.+..................................... 121,200   2,485,812
                                                                   -----------

                                                              Shares/
                                                             Principal      Value
                                                              Amount       (Note 2)

--------------------------------------------------------------------------------------
Utilities - Electric -- 3.44%
  Edison International, Inc................................     11,600   $    522,348
  PPL Corp.................................................    195,000      6,232,200
  Wisconsin Energy Corp....................................     93,000      3,642,810
                                                                         ------------
                                                                           10,397,358
                                                                         ------------
Total Long-Term Investment Securities
   (Cost $257,491,558).....................................               296,289,673
                                                                         ------------
REPURCHASE AGREEMENT -- 2.14%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $6,468,604 and collateralized
   by Federal Home Loan Bank Notes, bearing interest at
   5.80%, due 09/02/08 and having an approximate value
   of $6,662,715 (Cost $6,468,000)......................... $6,468,000      6,468,000
                                                                         ------------
TOTAL INVESTMENTS
   (Cost $263,959,558)(3)..................................     100.25%   302,757,673
Liabilities in excess of other assets......................      (0.25)%     (743,704)
                                                            ----------   ------------
NET ASSETS --                                                   100.00%  $302,013,969
                                                            ==========   ============

--------
ADR-AmericanDepository Receipt
+  Non-income producing security
(1)Security was valued using fair value procedures at August 31, 2005. See Note 2 regarding fair value pricing procedures for foreign equity securities.
(2)Illiquid security.
(3)See Note 5 for cost of investments on a tax basis.
(4)Fair valued security (see Note 2).

See Notes to Financial Statements

38      MODERATE GROWTH LIFESTYLE FUND - PORTFOLIO PROFILE       August 31, 2005
                            (Unaudited)

Industry Allocation*

 Large Cap Equity Funds................................................  51.27%
 Bond Fund.............................................................  26.04%
 International Equity Fund.............................................  15.52%
 Mid Cap Equity Funds..................................................   5.01%
 Small Cap Equity Funds................................................   2.30%
                                                                        ------
                                                                        100.14%
                                                                        ======

*  Calculated as a percentage of Net Assets.

August 31, 2005  MODERATE GROWTH LIFESTYLE FUND - SCHEDULE OF INVESTMENTS    39


                                                                     Value
                                                        Shares      (Note 2)
  ----------------------------------------------------------------------------
  AFFILIATED INVESTMENT COMPANIES(1) -- 100.14%
  Bond Fund -- 26.04%
    VALIC Co. II Core Bond Fund...................... 1,910,237   $19,216,982
                                                                  -----------
  International Equity Fund -- 15.52%
    VALIC Co. II International Small Cap Equity Fund.   815,383    11,456,125
                                                                  -----------
  Large Cap Equity Funds -- 51.27%
    VALIC Co. II Capital Appreciation Fund........... 2,101,060    18,699,430
    VALIC Co. II Large Cap Value Fund................ 1,395,249    19,142,823
                                                                  -----------
                                                                   37,842,253
                                                                  -----------
  Mid Cap Equity Funds -- 5.01%
    VALIC Co. II MidCap Value Fund...................   101,137     1,847,768
    VALIC Co. II MidCap Growth Fund..................   244,413     1,847,760
                                                                  -----------
                                                                    3,695,528
                                                                  -----------
  Small Cap Equity Funds -- 2.30%
    VALIC Co. II Small Cap Growth Fund...............    66,695       813,016
    VALIC Co. II Small Cap Value Fund................    56,817       886,921
                                                                  -----------
                                                                    1,699,937
                                                                  -----------
  TOTAL LONG-TERM INVESTMENT SECURITIES
     (Cost $68,210,363)(2)...........................    100.14%   73,910,825
  Liabilities in excess of other assets..............     (0.14)%    (106,392)
                                                      ---------   -----------
  NET ASSETS --                                             100%  $73,804,433
                                                      =========   ===========

--------
(1)See Note 3.
(2)See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

40     MONEY MARKET II FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2005

Industry Allocation*

 Asset Backed/Securities............................................... 19.36%
 Asset Backed/Receivables.............................................. 15.77%
 Asset Backed/MuIti-Asset.............................................. 14.47%
 Money Center Banks.................................................... 13.19%
 Finance............................................................... 11.19%
 Foreign Bank..........................................................  7.91%
 Government Agencies...................................................  7.90%
 Diversified Financial Services........................................  2.64%
 Domestic Bank.........................................................  2.64%
 Investment Bank/Brokerage.............................................  2.64%
 Commercial Bank.......................................................  1.50%
                                                                        -----
                                                                        99.21%
                                                                        =====


 Weighted Average Days to Maturity.....................................    37

Credit Quality+#

 Government -- Agency..................................................   7.90%
 A-1...................................................................  92.10%
                                                                        ------
                                                                        100.00%
                                                                        ======

--------
*  Calculated as a percentage of Net Assets.
+  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.

August 31, 2005       MONEY MARKET II FUND - SCHEDULE OF INVESTMENTS         41


                                                  Principal    Value
                                                   Amount     (Note 2)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 89.79%
       ASSET-BACKED COMMERCIAL PAPER -- 44.32%
         Amstel Funding Corp.:
          3.44% due 09/20/05*.................... $1,000,000 $   998,185
          3.75% due 11/28/05*....................  1,000,000     990,833
         Amsterdam Funding Corp.:
          3.38% due 09/06/05*....................  1,000,000     999,531
         Apreco LLC:
          3.42% due 09/19/05*....................  1,000,000     998,290
          3.62% due 10/05/05*....................  1,000,000     996,581
         Barton Capital LLC:
          3.51% due 09/19/05*....................  1,000,000     998,245
         Cafco LLC:
          3.40% due 09/13/05*....................  1,000,000     998,866
          3.67% due 11/07/05*....................  1,000,000     993,170
         Cancara Asset Securitisation, Ltd.:
          3.59% due 09/30/05*....................  1,000,000     997,108
         Chariot Funding LLC:
          3.52% due 09/15/05*....................  1,000,000     998,631
         Charta LLC:
          3.31% due 09/13/05*....................  1,000,000     998,897
          3.40% due 09/14/05*....................  1,000,000     998,772
         Ciesco LLP:
          3.40% due 09/19/05*....................  1,000,000     998,300
         CRC Funding LLC:
          3.53% due 09/23/05*....................  1,000,000     997,843
          3.68% due 11/09/05*....................  1,000,000     992,946
         Edison Asset Securitization LLC:
          3.29% due 09/08/05*....................  1,000,000     999,360
          3.67% due 11/08/05*....................  1,000,000     993,068
         Galaxy Funding, Inc.:
          3.46% due 10/11/05*....................  1,000,000     996,156
         Govco, Inc.:
          3.37% due 09/16/05*....................  1,000,000     998,596
          3.58% due 10/03/05*....................  1,000,000     996,813
         Greyhawk Funding LLC:
          3.53% due 09/08/05*....................  1,000,000     999,314
          3.69% due 11/14/05*....................  1,000,000     992,415
         Kitty Hawk Funding Corp.:
          3.51% due 10/18/05*....................  1,000,000     995,417
         Park Avenue Receivables Corp.:
          3.54% due 09/22/05*....................  1,000,000     997,935
         Preferred Receivables Funding:
          3.53% due 09/21/05*....................  1,000,000     998,039
         Sheffield Receivables Corp.:
          3.51% due 09/07/05*....................  1,000,000     999,415
          3.52% due 09/20/05*....................  1,000,000     998,142
         Surrey Funding Corp.:
          3.51% due 09/23/05*....................  1,000,000     997,855
          3.70% due 10/31/05*....................  1,730,000   1,719,332
         Sydney Capital Corp.:
          3.73% due 11/17/05*....................  1,000,000     992,022
          3.74% due 11/21/05*....................  1,000,000     991,585
         Windmill Funding Corp.:
          3.52% due 09/15/05*....................  1,000,000     998,631
          3.70% due 11/16/05*....................  1,000,000     992,189
                                                             -----------
       Total Asset-Backed Commercial Paper
          (Cost $33,612,482).....................             33,612,482
                                                             -----------
       CERTIFICATES OF DEPOSIT -- 17.14%
         ABN AMRO Bank NA:
          3.40% due 09/13/05.....................  1,000,000   1,000,000
         Barclays Bank PLC:
          3.77% due 11/25/05(1)..................  1,000,000   1,000,012
         BNP Paribas:
          3.31% due 09/13/05(1)..................  1,000,000   1,000,002
         Citibank NA:
          3.32% due 09/14/05.....................  1,000,000   1,000,000
          3.43% due 09/16/05.....................  1,000,000   1,000,000

                                                      Principal    Value
                                                       Amount     (Note 2)

   -------------------------------------------------------------------------
     Deutsche Bank:
      3.53% due 09/20/05(1).......................... $1,000,000 $ 1,000,000
      3.71% due 11/14/05.............................  1,000,000   1,000,010
     HBOS Treasury Services:
      3.41% due 09/28/05(1)..........................  1,000,000   1,000,004
      3.79% due 11/28/05(1)..........................  1,000,000   1,000,000
     Rabobank:
      3.47% due 09/26/05(1)..........................  1,000,000   1,000,000
     UBS AG:
      3.40% due 09/28/05(1)..........................  1,000,000   1,000,000
      3.43% due 09/19/05(1)..........................  1,000,000   1,000,002
     Wells Fargo Bank NA:
      3.50% due 09/19/05.............................  1,000,000   1,000,000
                                                                 -----------
   Total Certificates of Deposit
      (Cost $13,000,030).............................             13,000,030
                                                                 -----------
   COMMERCIAL PAPER -- 7.90%
     Bear Stearns Co.:
      3.39% due 09/06/05.............................  1,000,000     999,529
     Dexia Delaware LLC:
      3.68% due 11/15/05.............................  1,000,000     992,334
     General Electric Co.:
      3.38% due 09/06/05.............................  1,000,000     999,531
      3.47% due 09/28/05.............................  1,000,000     997,397
     Old Line Funding Corp.:
      3.39% due 09/06/05*............................  1,000,000     999,529
     Royal Bank of Canada:
      3.74% due 11/18/05.............................  1,000,000   1,000,000
                                                                 -----------
   Total Commercial Paper
      (Cost $5,988,320)..............................              5,988,320
                                                                 -----------
   MEDIUM TERM NOTES -- 12.53%
     Beta Finance, Inc.:
      3.52% due 09/15/05*(1).........................  1,000,000   1,000,000
     Merrill Lynch & Co., Inc.:
      3.59% due 09/15/06(1)..........................  1,000,000   1,000,000
     Sedna Finance, Inc.:
      3.54% due 09/15/05*(1).........................  1,500,000   1,500,000
      3.60% due 09/26/05*(1).........................  1,000,000   1,000,000
     Sigma Finance, Inc.:
      3.51% due 09/06/05*(1).........................  1,000,000   1,000,000
      3.59% due 09/26/05*(1).........................  1,000,000     999,940
     Wells Fargo & Co.:
      3.49% due 09/06/05(1)..........................  1,000,000   1,000,000
     White Pine Finance LLC:
      3.53% due 09/15/05*(1).........................  1,000,000     999,958
      3.55% due 09/19/05*(1).........................  1,000,000   1,000,000
                                                                 -----------
   Total Medium Term Notes
      (Cost $9,499,898)..............................              9,499,898
                                                                 -----------
   U.S. GOVERNMENT AGENCIES -- 7.90%
     Federal Home Loan Bank:
      3.36% due 09/28/05.............................  2,000,000   1,994,960
     Federal National Mtg. Assoc.:
      3.49% due 09/21/05(1)..........................  2,000,000   1,999,929
      3.56% due 09/01/05(1)..........................  1,000,000     999,931
      4.00% due 08/08/06(1)..........................  1,000,000   1,000,000
                                                                 -----------
   Total U.S. Government Agencies
      (Cost $5,994,820)..............................              5,994,820
                                                                 -----------
   Total Short-Term Investment Securities
      (Cost $68,095,550).............................            $68,095,550
                                                                 -----------
   REPURCHASE AGREEMENT -- 9.42%
     State Street Bank & Trust Co., Joint Repurchase
      Agreement(2)...................................    142,000     142,000
     UBS Warburg, LLC, Joint Repurchase Agreement(2).  7,000,000   7,000,000
                                                                 -----------
   Total Repurchase Agreements
      (Cost $7,142,000)..............................              7,142,000
                                                                 -----------

42  MONEY MARKET II FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                               Value
                                                              (Note 2)
       -----------------------------------------------------------------
       TOTAL INVESTMENTS
          (Cost $75,237,550)(3).....................  99.21% $75,237,550
       Other assets less liabilities................   0.79%     598,343
                                                     ------  -----------
       NET ASSETS --                                 100.00% $75,835,893
                                                     ======  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2005, the aggregate value of these securities was $42,111,909 representing 55.53% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1) Variable rate security -- the rate reflected is as of August 31, 2005; maturity date reflects next reset date.
(2) See Note 2 for details of Joint Repurchase Agreement.
(3) See Note 5 for cost of investments on a tax basis.

See Notes to Financial Statements

August 31, 2005    SMALL CAP GROWTH FUND - PORTFOLIO PROFILE (Unaudited)     43

Industry Allocation*

 Electronics/Electrical Equipment......................................   9.07%
 Oil & Gas.............................................................   7.67%
 Healthcare............................................................   6.68%
 Leisure & Tourism.....................................................   6.43%
 Semiconductors........................................................   5.98%
 Information Processing -- Services....................................   5.80%
 Information Processing -- Software....................................   4.99%
 Chemical..............................................................   4.83%
 Financial Services....................................................   3.81%
 Freight...............................................................   3.60%
 Government Agencies...................................................   2.91%
 Retail................................................................   2.89%
 Commercial Services...................................................   2.80%
 Medical Technology....................................................   2.80%
 Insurance.............................................................   2.73%
 Telecommunications....................................................   2.69%
 Banks.................................................................   2.66%
 Machinery.............................................................   2.42%
 Drugs.................................................................   2.30%
 Hospital Supplies.....................................................   1.65%
 Finance Companies.....................................................   1.40%
 Information Processing -- Hardware....................................   1.18%
 Therapeutics..........................................................   1.15%
 Real Estate Investment Trusts.........................................   1.02%
 Hospital Management...................................................   0.95%
 Utilities -- Electric.................................................   0.94%
 Real Estate...........................................................   0.91%
 Human Resources.......................................................   0.84%
 Heavy Duty Trucks/Parts...............................................   0.76%
 Apparel & Products....................................................   0.75%
 Advertising...........................................................   0.74%
 Mobile Homes..........................................................   0.60%
 Aerospace/Defense.....................................................   0.59%
 Coal..................................................................   0.54%
 Automotive............................................................   0.52%
 Multimedia............................................................   0.51%
 Metals................................................................   0.49%
 Schools...............................................................   0.39%
 Household Products....................................................   0.37%
 Pollution Control.....................................................   0.33%
 Savings & Loan........................................................   0.32%
 Publishing............................................................   0.24%
                                                                        ------
                                                                        100.25%
                                                                        ======

*  Calculated as a percentage of Net Assets.

44        SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS        August 31, 2005


                                                                 Value
                                                        Shares  (Note 2)
      -------------------------------------------------------------------
      COMMON STOCK -- 97.34%
      Advertising -- 0.74%
        Marchex, Inc., Class B+........................ 23,100 $  339,108
                                                               ----------
      Aerospace/Defense -- 0.59%
        Orbital Sciences Corp., Class A+............... 22,600    270,748
                                                               ----------
      Apparel & Products -- 0.75%
        Finish Line, Inc., Class A.....................  9,800    141,316
        Hot Topic, Inc.+............................... 10,900    168,950
        Volcom, Inc.+..................................  1,150     34,523
                                                               ----------
                                                                  344,789
                                                               ----------
      Automotive -- 0.52%
        Oshkosh Truck Corp., Class B...................  6,000    240,660
                                                               ----------
      Banks -- 2.66%
        East West Bancorp, Inc.........................  8,800    298,672
        First State Bancorp............................ 15,222    343,865
        Greater Bay Bancorp............................ 14,100    355,320
        Signature Bank+................................  1,000     29,990
        Westamerica Bancorp............................  3,800    198,398
                                                               ----------
                                                                1,226,245
                                                               ----------
      Chemical -- 4.83%
        Cabot Corp..................................... 11,500    379,500
        Cabot Microelectronics Corp.+..................  8,500    253,385
        FMC Corp.+..................................... 12,200    694,912
        Minerals Technologies, Inc.....................  9,200    560,740
        Westlake Chemical Corp......................... 12,200    335,500
                                                               ----------
                                                                2,224,037
                                                               ----------
      Coal -- 0.54%
        Alpha Natural Resources, Inc.+.................  8,300    247,589
                                                               ----------
      Commercial Services -- 2.80%
        Advance America Cash Advance Centers, Inc...... 15,700    224,510
        BearingPoint, Inc.+............................ 39,400    322,292
        Heartland Payment Systems, Inc.+...............  2,100     53,298
        LECG Corp.+....................................  6,900    158,907
        Maximus, Inc...................................  6,800    256,088
        Parexel International Corp.+................... 14,200    275,196
                                                               ----------
                                                                1,290,291
                                                               ----------
      Drugs -- 2.30%
        Adams Respiratory Therapeutics, Inc.+..........  2,500     84,600
        Angiotech Pharmaceuticals, Inc.+............... 19,900    269,446
        Impax Laboratories, Inc.+...................... 25,500    282,030
        Pharmion Corp.+................................  7,300    181,405
        Taro Pharmaceutical Industries, Ltd., Class A+.  8,960    244,429
                                                               ----------
                                                                1,061,910
                                                               ----------
      Electronics/Electrical Equipment -- 9.07%
        Ametek, Inc....................................  6,300    253,827
        Coherent, Inc.+................................ 10,000    317,900
        Electro Scientific Industries, Inc.+........... 16,400    363,752
        Flir Systems, Inc.+............................ 13,900    448,831
        Greatbatch, Inc.+.............................. 19,300    482,500
        Mettler-Toledo International, Inc.+............  3,900    196,560
        Microtune, Inc.+............................... 40,300    247,039
        Molecular Devices Corp.+.......................  9,800    204,428
        Silicon Laboratories, Inc.+.................... 15,300    474,759
        Tektronix, Inc................................. 14,700    371,469
        Trimble Navigation, Ltd.+...................... 11,000    401,720
        Varian, Inc.+.................................. 11,700    416,520
                                                               ----------
                                                                4,179,305
                                                               ----------
      Finance Companies -- 1.40%
        Ares Capital Corp.............................. 12,721    226,306
        Financial Federal Corp......................... 10,700    417,835
                                                               ----------
                                                                  644,141
                                                               ----------

                                                                 Value
                                                        Shares  (Note 2)

       ------------------------------------------------------------------
       Financial Services -- 3.81%
         CapitalSource, Inc.+.......................... 19,400 $  384,120
         Doral Financial Corp.......................... 16,100    230,874
         GFI Group, Inc.+..............................  5,300    175,324
         Jackson Hewitt Tax Service, Inc...............  8,700    222,633
         National Financial Partners Corp..............  9,000    395,100
         NCO Group, Inc.+.............................. 16,600    348,268
                                                               ----------
                                                                1,756,319
                                                               ----------
       Freight -- 3.60%
         Forward Air Corp.............................. 23,700    836,136
         Knight Transportation, Inc.................... 16,800    397,992
         Landstar System, Inc.......................... 11,700    424,944
                                                               ----------
                                                                1,659,072
                                                               ----------
       Healthcare -- 6.68%
         American Medical Systems Holdings, Inc.+...... 24,900    510,450
         LabOne, Inc.+.................................  8,500    367,455
         Pharmaceutical Product Development, Inc.+.....  7,900    444,533
         Psychiatric Solutions, Inc.+..................  8,100    387,180
         RehabCare Group, Inc.+........................ 11,200    251,664
         Steris Corp................................... 15,000    374,100
         Symbion, Inc.+................................  9,400    251,638
         United Surgical Partners International, Inc.+. 12,800    490,368
                                                               ----------
                                                                3,077,388
                                                               ----------
       Heavy Duty Trucks/Parts -- 0.76%
         Wabash National Corp.......................... 16,900    351,858
                                                               ----------
       Hospital Management -- 0.95%
         VCA Antech, Inc.+............................. 18,300    439,017
                                                               ----------
       Hospital Supplies -- 1.65%
         Advanced Neuromodulation Systems, Inc.+.......  8,300    427,367
         Merit Medical Systems, Inc.+.................. 19,166    334,830
                                                               ----------
                                                                  762,197
                                                               ----------
       Household Products -- 0.37%
         Prestige Brands Holdings, Inc.+............... 13,400    172,458
                                                               ----------
       Human Resources -- 0.84%
         CDI Corp...................................... 14,400    388,080
                                                               ----------
       Information Processing - Hardware -- 1.18%
         Avocent Corp.+................................ 15,800    526,456
         LaserCard Corp.+..............................  1,800     17,244
                                                               ----------
                                                                  543,700
                                                               ----------
       Information Processing - Services -- 5.80%
         Catapult Communications Corp.+................ 14,200    226,064
         Entrust, Inc.+................................ 43,000    256,710
         FileNET Corp.+................................ 16,300    433,091
         Jack Henry & Associates, Inc.................. 14,100    276,078
         Kanbay International, Inc.+...................  5,100    113,679
         Micros Systems, Inc.+.........................  5,100    227,409
         National Instruments Corp..................... 17,600    499,664
         Rightnow Technologies, Inc.+.................. 13,400    154,502
         Sapient Corp.+................................ 35,000    251,650
         ValueClick, Inc.+............................. 16,100    232,484
                                                               ----------
                                                                2,671,331
                                                               ----------
       Information Processing - Software -- 4.99%
         Altiris, Inc.+................................ 12,900    168,345
         Global Payments, Inc..........................  7,900    519,662
         Hyperion Solutions Corp.+.....................  7,300    316,601
         IDX Systems Corp.+............................  6,000    190,200
         Micromuse, Inc.+.............................. 28,600    190,762
         NetIQ Corp.+.................................. 18,800    220,524
         Quest Software, Inc.+......................... 26,900    364,764
         THQ, Inc.+....................................  9,800    329,378
                                                               ----------
                                                                2,300,236
                                                               ----------

August 31, 2005 SMALL CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED  45


                                                            Value
                                                   Shares  (Note 2)
            --------------------------------------------------------
            COMMON STOCK (continued)
            Insurance -- 2.73%
              Aspen Insurance Holdings, Ltd.......  5,900 $  160,185
              Centene Corp.+......................  6,800    207,264
              EMC Insurance Group, Inc............  6,561    118,098
              IPC Holdings, Ltd.(2)...............  6,700    263,243
              Sierra Health Services, Inc.+.......  7,600    511,480
                                                          ----------
                                                           1,260,270
                                                          ----------
            Leisure & Tourism -- 6.43%
              BJ's Restaurants, Inc.+............. 11,200    238,448
              Four Seasons Hotels, Inc............  5,800    342,490
              La Quinta Corp.+.................... 33,100    279,695
              Orient-Express Hotels, Ltd.......... 11,130    342,025
              P.F. Chang's China Bistro, Inc.+....  4,100    209,838
              Panera Bread Co., Class A+..........  7,700    429,198
              Penn National Gaming, Inc.+......... 22,000    749,760
              Red Robin Gourmet Burgers, Inc.+....  3,200    153,856
              Republic Airways Holdings, Inc.+.... 16,300    218,746
                                                          ----------
                                                           2,964,056
                                                          ----------
            Machinery -- 2.42%
              Clarcor, Inc........................  4,000    113,200
              Flowserve Corp.+.................... 18,800    698,232
              Manitowoc Co., Inc..................  6,500    302,900
                                                          ----------
                                                           1,114,332
                                                          ----------
            Medical Technology -- 2.80%
              Coley Pharmaceutical Group, Inc.+... 12,700    206,375
              Digene Corp.+....................... 11,300    326,796
              Serologicals Corp.+................. 11,000    261,690
              Symmetry Medical, Inc.+.............  7,100    178,210
              Telik, Inc.+........................ 20,800    318,240
                                                          ----------
                                                           1,291,311
                                                          ----------
            Metals -- 0.49%
              Reliance Steel & Aluminum Co........  4,700    225,600
                                                          ----------
            Mobile Homes -- 0.60%
              Winnebago Industries, Inc...........  9,100    277,277
                                                          ----------
            Multimedia -- 0.51%
              Entravision Communications Corp.+... 28,900    235,246
                                                          ----------
            Oil & Gas -- 7.67%
              Barrett Bill Corp.+.................  8,300    280,291
              Cal Dive International, Inc.+....... 19,500  1,217,970
              Denbury Resources, Inc.+............  9,100    411,593
              FMC Technologies, Inc.+............. 12,000    482,520
              Spinnaker Exploration Co.+.......... 15,700    706,029
              Superior Energy Services, Inc.+..... 19,800    434,016
                                                          ----------
                                                           3,532,419
                                                          ----------
            Pollution Control -- 0.33%
              Waste Connections, Inc.+............  4,300    151,962
                                                          ----------
            Publishing -- 0.24%
              Scholastic Corp.+...................  3,000    109,410
                                                          ----------
            Real Estate -- 0.91%
              Jones Lang LaSalle, Inc.+...........  8,500    419,305
                                                          ----------
            Real Estate Investment Trusts -- 1.02%
              Innkeepers USA Trust................ 17,800    279,460
              Meristar Hospitality Corp.+......... 20,800    191,360
                                                          ----------
                                                             470,820
                                                          ----------

                                                       Shares/
                                                      Principal      Value
                                                       Amount       (Note 2)

 -----------------------------------------------------------------------------
 Retail -- 2.89%
   Cost Plus, Inc.+.................................     11,900   $   255,969
   Fred's, Inc., Class A............................     10,800       151,308
   Regis Corp.......................................      6,200       253,890
   Tractor Supply Co.+..............................      6,600       339,636
   Tuesday Morning Corp.............................     11,500       332,810
                                                                  -----------
                                                                    1,333,613
                                                                  -----------
 Savings & Loan -- 0.32%
   Franklin Bank Corp.+.............................      8,100       146,529
                                                                  -----------
 Schools -- 0.39%
   Lincoln Educational Services+....................     12,400       181,288
                                                                  -----------
 Semiconductors -- 5.98%
   Actel Corp.+.....................................     20,900       287,584
   Exar Corp.+......................................      5,333        83,248
   Integrated Circuit Systems, Inc.+................     13,000       273,780
   Microsemi Corp.+.................................      9,000       216,810
   Photronics, Inc.+................................      8,000       166,160
   Power Integrations, Inc.+........................     19,100       422,492
   Semtech Corp.+...................................     30,200       493,770
   Varian Semiconductor Equipment Associates, Inc.+.     16,900       765,739
   ZiLOG, Inc.+.....................................     18,000        46,620
                                                                  -----------
                                                                    2,756,203
                                                                  -----------
 Telecommunications -- 2.69%
   Arris Group, Inc.+...............................     19,300       202,457
   Essex Corp.+.....................................     19,000       419,710
   JAMDAT Mobile, Inc.+.............................      7,200       171,288
   ViaSat, Inc.+....................................     18,800       446,312
                                                                  -----------
                                                                    1,239,767
                                                                  -----------
 Therapeutics -- 1.15%
   Medicines Co.+...................................     12,400       274,288
   Trimeris, Inc.+..................................     22,200       255,078
                                                                  -----------
                                                                      529,366
                                                                  -----------
 Utilities - Electric -- 0.94%
   Headwaters, Inc.+................................     11,200       431,200
                                                                  -----------
 Total Long-Term Investment Securities
   (Cost $37,142,748)...............................               44,860,453
                                                                  -----------
 SHORT-TERM INVESTMENT SECURITIES -- 2.91%
 Government Agencies -- 2.91%
   Federal Home Loan Bank Disc. Notes:
    3.16% due 09/01/05
    (Cost $1,344,000)............................... $1,344,000     1,344,000
                                                                  -----------
 TOTAL INVESTMENTS
    (Cost $38,486,748)(1)...........................     100.25%   46,204,453
 Liabilities in excess of other assets..............      (0.25)%    (116,607)
                                                     ----------   -----------
 NET ASSETS --                                           100.00%  $46,087,846
                                                     ==========   ===========

--------
+  Non-income producing security
(1)See Note 5 for cost of investments on a tax basis.
(2)Security represents an investment in an affiliated company (see Note 3).

See Notes to Financial Statements

46     SMALL CAP VALUE FUND - PORTFOLIO PROFILE (Unaudited)      August 31, 2005

Industry Allocation*

 Banks................................................................. 11.69%
 Real Estate Investment Trusts......................................... 10.17%
 Oil & Gas.............................................................  5.40%
 Commercial Services...................................................  4.65%
 Machinery.............................................................  4.57%
 Insurance.............................................................  4.38%
 Electronics/Electrical Equipment......................................  3.24%
 Leisure & Tourism.....................................................  3.15%
 Utilities -- Electric.................................................  3.12%
 Metals................................................................  2.97%
 Chemical..............................................................  2.95%
 Retail................................................................  2.91%
 Building Materials....................................................  2.76%
 Information Processing -- Software....................................  2.63%
 Repurchase Agreement..................................................  2.54%
 Healthcare............................................................  2.46%
 Information Processing -- Services....................................  2.23%
 Financial Services....................................................  2.12%
 AppIiances/Fumishings.................................................  2.07%
 Apparel & Products....................................................  1.92%
 Savings & Loan........................................................  1.92%
 Utilities -- Gas, Distribution........................................  1.64%
 Drugs.................................................................  1.46%
 Textile -- Products...................................................  1.44%
 Semiconductors........................................................  1.33%
 Telecommunications....................................................  1.18%
 Foods.................................................................  1.17%
 Household Products....................................................  1.13%
 Airlines..............................................................  1.04%
 Multimedia............................................................  0.99%
 Publishing............................................................  0.88%
 Home Builders.........................................................  0.85%
 Information Processing -- Hardware....................................  0.80%
 Freight...............................................................  0.77%
 Aerospace/Defense.....................................................  0.68%
 Finance Companies.....................................................  0.68%
 Beverages.............................................................  0.65%
 Paper/Forest Products.................................................  0.59%
 Funeral Services......................................................  0.58%
 Utilities -- Communication............................................  0.39%
 Real Estate...........................................................  0.37%
 Automotive............................................................  0.36%
 Medical Technology....................................................  0.28%
 Government Obligations................................................  0.26%
 Hospital Supplies.....................................................  0.17%
 Human Resources.......................................................  0.12%
 Mobile Homes..........................................................  0.08%
 Tobacco...............................................................  0.05%
                                                                        -----
                                                                        99.79%
                                                                        =====

*  Calculated as a percentage of Net Assets.

August 31, 2005       SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS         47



                                                              Value
                                                     Shares  (Note 2)
         -------------------------------------------------------------
         COMMON STOCK -- 96.99%
         Aerospace/Defense -- 0.68%
           Kaman Corp., Class A..................... 10,600 $  254,294
           Moog, Inc., Class A+.....................  5,800    182,758
           Northwest Airlines Corp., Class A+....... 44,200    222,326
                                                            ----------
                                                               659,378
                                                            ----------
         Airlines -- 1.04%
           Alaska Air Group, Inc.+.................. 18,900    637,308
           Continental Airlines, Inc., Class B+..... 28,100    375,697
                                                            ----------
                                                             1,013,005
                                                            ----------
         Apparel & Products -- 1.92%
           Hot Topic, Inc.+.........................  5,800     89,900
           Kellwood Co..............................  1,400     34,272
           Payless ShoeSource, Inc.+................ 63,400  1,175,436
           Russell Corp.............................  8,000    145,520
           Stride Rite Corp......................... 28,600    368,940
           Wolverine World Wide, Inc................  2,600     54,782
                                                            ----------
                                                             1,868,850
                                                            ----------
         Appliances/Furnishings -- 2.07%
           CompX International, Inc., Class A.......  9,800    158,270
           Furniture Brands International, Inc...... 28,900    552,279
           Griffon Corp.+........................... 29,400    753,816
           HNI Corp.................................  9,500    547,675
                                                            ----------
                                                             2,012,040
                                                            ----------
         Automotive -- 0.36%
           Cooper Tire & Rubber Co..................  8,900    150,410
           CSK Auto Corp.+.......................... 11,900    199,325
                                                            ----------
                                                               349,735
                                                            ----------
         Banks -- 11.69%
           1st Source Corp..........................  3,100     73,873
           Amcore Financial, Inc....................  3,900    120,432
           Associated Banc-Corp..................... 18,200    592,228
           BancFirst Corp...........................    800     68,200
           Bank of Hawaii Corp...................... 15,600    791,700
           BOK Financial Corp.......................  3,700    173,863
           Camden National Corp.....................    500     19,005
           Capital Crossing Bank+...................  3,400    126,684
           City Holding Co..........................  3,300    121,176
           Colonial BancGroup, Inc..................  6,500    151,190
           Columbia Bancorp.........................    600     24,780
           Commerce Bancshares, Inc................. 13,000    695,240
           Community Bank Systems, Inc..............  7,800    184,314
           Community Trust Bancorp, Inc.............  1,200     38,568
           Compass Bancshares, Inc..................  7,400    346,394
           Corus Bankshares, Inc....................  4,500    261,855
           Cullen/Frost Bankers, Inc................ 15,500    757,485
           Eastern Virginia Bankshares, Inc.........  3,800     74,480
           First Citizens BancShares, Inc., Class A.    600     99,000
           First Commonwealth Financial Corp........ 10,200    140,250
           First Community Bancshares, Inc..........    900     26,424
           First Financial Bankshares, Inc..........  1,400     48,510
           First State Bancorp......................  2,700     60,993
           FirstMerit Corp.......................... 24,600    687,816
           FNB Corp.................................    400     11,452
           Fulton Financial Corp....................  4,550     79,625
           Greater Bay Bancorp...................... 45,400  1,144,080
           IBERIABANK Corp..........................  1,347     68,023
           LSB Bancshares, Inc......................  4,300     75,448
           Mercantile Bank Corp.....................  8,177    371,236
           Mid-State Bancshares.....................  2,800     79,772
           Old National Bancorp.....................  2,200     49,302
           Pacific Capital Bancorp..................  7,200    225,648
           R&G Financial Corp., Class B.............  9,400    142,222
           Santander BanCorp........................  1,100     28,534
           SCBT Financial Corp......................    300      9,603

                                                             Value
                                                    Shares  (Note 2)

          ------------------------------------------------------------
          Banks (continued)
            Simmons First National Corp., Class A..  3,700 $   102,675
            Southwest Bancorp, Inc.................  2,600      60,086
            Susquehanna Bancshares, Inc............ 10,200     257,040
            TCF Financial Corp..................... 29,700     840,807
            UMB Financial Corp..................... 14,400     948,240
            Umpqua Holdings Corp...................  9,000     219,150
            Virginia Financial Group, Inc..........    600      20,670
            Washington Trust Bancorp, Inc..........  7,600     216,600
            WesBanco, Inc.......................... 10,100     307,949
            Whitney Holding Corp................... 14,150     437,518
                                                           -----------
                                                            11,380,140
                                                           -----------
          Beverages -- 0.65%
            Farmer Brothers Co..................... 14,800     309,912
            PepsiAmericas, Inc..................... 12,900     325,338
                                                           -----------
                                                               635,250
                                                           -----------
          Building Materials -- 2.76%
            Apogee Enterprises, Inc................ 10,600     170,236
            Eagle Materials, Inc...................  8,400     946,176
            LSI Industries, Inc.................... 26,800     411,112
            Martin Marietta Materials, Inc.........  3,500     253,120
            Patrick Industries, Inc.+.............. 13,500     121,635
            Shaw Group, Inc.+...................... 25,800     544,380
            Texas Industries, Inc..................  3,900     233,259
            Watsco, Inc............................    100       4,876
                                                           -----------
                                                             2,684,794
                                                           -----------
          Chemical -- 2.95%
            H.B. Fuller Co......................... 23,800     780,878
            NL Industries, Inc..................... 10,200     144,534
            OM Group, Inc.+........................ 27,000     525,960
            Penford Corp........................... 11,300     163,850
            Sensient Technologies Corp............. 28,400     533,068
            Stepan Co.............................. 15,400     401,940
            W.R. Grace & Co.+...................... 30,400     320,720
                                                           -----------
                                                             2,870,950
                                                           -----------
          Commercial Services -- 4.65%
            Administaff, Inc....................... 11,100     399,267
            Clark, Inc.............................  7,700     125,202
            Crown Holdings, Inc.+.................. 12,800     216,192
            Deluxe Corp............................  2,600     103,324
            Geo Group, Inc.+.......................  8,300     231,570
            Greif Brothers Corp., Class A..........  6,800     400,180
            Laidlaw International, Inc............. 33,500     829,125
            Quanta Services, Inc.+................. 43,300     519,600
            Silgan Holdings, Inc................... 11,700     704,574
            Washington Group International, Inc.+.. 18,800     993,392
                                                           -----------
                                                             4,522,426
                                                           -----------
          Drugs -- 1.46%
            Adolor Corp.+.......................... 14,500     138,620
            Alpharma, Inc., Class A................  6,900     183,678
            Cardiome Pharma Corp.+................. 14,600     108,040
            Indevus Pharmaceuticals, Inc.+......... 75,100     199,766
            King Pharmaceuticals, Inc.+............ 17,100     251,370
            Medicis Pharmaceutical Corp., Class A.. 13,200     448,932
            OSI Pharmaceuticals, Inc.+.............  2,800      91,840
                                                           -----------
                                                             1,422,246
                                                           -----------
          Electronics/Electrical Equipment -- 3.24%
            Analogic Corp..........................  8,900     443,665
            Coherent, Inc.+........................ 17,600     559,504
            CTS Corp............................... 20,100     250,044
            Emcor Group, Inc.+.....................  6,500     358,410
            Kemet Corp.+........................... 19,500     158,340
            Park Electrochemical Corp.............. 16,700     403,305

48  SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                               Value
                                                      Shares  (Note 2)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Electronics/Electrical Equipment (continued)
           Paxar Corp.+..............................  8,700 $  163,647
           Planar Systems, Inc.+.....................  4,900     37,583
           Teleflex, Inc............................. 11,300    778,005
                                                             ----------
                                                              3,152,503
                                                             ----------
         Finance Companies -- 0.68%
           Federal Agricultural Mtg. Corp., Class C.. 16,300    380,768
           World Acceptance Corp.+................... 10,900    278,931
                                                             ----------
                                                                659,699
                                                             ----------
         Financial Services -- 2.12%
           A.G. Edwards, Inc.........................  8,600    388,806
           AmeriCredit Corp.+........................ 38,300    955,202
           Eaton Vance Corp.......................... 11,300    288,941
           Equifax, Inc.............................. 10,400    343,616
           Marlin Business Services, Inc.+...........  3,800     87,400
                                                             ----------
                                                              2,063,965
                                                             ----------
         Foods -- 1.17%
           J&J Snack Foods Corp......................  7,100    425,716
           Pilgrims Pride Corp....................... 17,100    579,690
           Seabord Corp..............................    100    128,400
                                                             ----------
                                                              1,133,806
                                                             ----------
         Freight -- 0.77%
           Alexander & Baldwin, Inc..................  2,900    151,989
           CNF, Inc.................................. 10,900    550,123
           SCS Transportation, Inc.+.................  2,800     44,940
                                                             ----------
                                                                747,052
                                                             ----------
         Funeral Services -- 0.58%
           Alderwoods Group, Inc.+................... 23,100    371,679
           Stewart Enterprises, Inc., Class A........ 27,000    187,380
                                                             ----------
                                                                559,059
                                                             ----------
         Healthcare -- 2.46%
           Kindred Healthcare, Inc.+.................  7,400    226,440
           Magellan Health Services, Inc.+........... 14,600    517,570
           Manor Care, Inc........................... 19,100    753,877
           RehabCare Group, Inc.+.................... 11,000    247,170
           Steris Corp............................... 20,000    498,800
           Vital Signs, Inc..........................  3,400    152,898
                                                             ----------
                                                              2,396,755
                                                             ----------
         Home Builders -- 0.85%
           Brookfield Homes Corp..................... 16,100    824,320
                                                             ----------
         Hospital Supplies -- 0.17%
           Datascope Corp............................  5,200    168,220
                                                             ----------
         Household Products -- 1.13%
           American Greetings Corp., Class A......... 29,400    746,466
           Playtex Products, Inc.+................... 32,800    354,896
                                                             ----------
                                                              1,101,362
                                                             ----------
         Human Resources -- 0.12%
           CDI Corp..................................  4,400    118,580
                                                             ----------
         Information Processing - Hardware -- 0.80%
           Electronics for Imaging, Inc.+............ 26,700    528,660
           Imation Corp..............................  5,900    248,449
           Interphase Corp.+.........................    200        950
                                                             ----------
                                                                778,059
                                                             ----------
         Information Processing - Services -- 2.23%
           Agilysys, Inc............................. 14,100    253,095
           Ansoft Corp.+.............................  3,800     99,902
           BISYS Group, Inc.+........................ 33,900    506,127
           Cadence Design Systems, Inc.+.............  6,800    108,868
           CSG Systems International, Inc.+.......... 22,200    452,658

                                                                Value
                                                       Shares  (Note 2)

       -----------------------------------------------------------------
       Information Processing - Services (continued)
         Digital Insight Corp.+.......................  7,200 $  194,688
         Intergraph Corp.+............................  3,600    146,916
         United Online, Inc........................... 31,000    403,930
                                                              ----------
                                                               2,166,184
                                                              ----------
       Information Processing - Software -- 2.63%
         Acxiom Corp.................................. 14,600    289,372
         Advent Software, Inc.+....................... 13,000    358,280
         Atari, Inc.+................................. 60,200     76,454
         BEA Systems, Inc.+........................... 30,700    270,774
         EPIQ Systems, Inc.+.......................... 39,700    728,892
         Parametric Technology Corp.+................. 68,200    413,292
         Per-Se Technologies, Inc.+................... 16,800    323,904
         Progress Software Corp.+.....................  3,200     98,112
                                                              ----------
                                                               2,559,080
                                                              ----------
       Insurance -- 4.38%
         Alfa Corp.................................... 18,100    276,025
         AmerUs Group Co..............................  7,900    437,028
         Centene Corp.+...............................  3,100     94,488
         Delphi Financial Group, Inc., Class A........ 12,000    565,200
         Endurance Specialty Holdings, Ltd............  1,600     58,720
         FBL Financial Group, Inc., Class A...........  4,600    137,862
         Harleysville Group, Inc...................... 20,400    462,672
         Horace Mann Educators Corp................... 27,000    528,660
         LandAmerica Financial Group, Inc.............  7,300    431,576
         Nationwide Financial Services, Inc., Class A.  1,300     50,128
         ProAssurance Corp.+..........................  6,000    264,300
         Protective Life Corp.........................  8,300    340,549
         PXRE Group, Ltd..............................  1,200     27,948
         StanCorp Financial Group, Inc................  7,200    582,120
                                                              ----------
                                                               4,257,276
                                                              ----------
       Leisure & Tourism -- 3.15%
         Arctic Cat, Inc.............................. 15,100    325,707
         Brinker International, Inc.+.................  6,100    226,615
         California Pizza Kitchen, Inc.+..............  8,300    245,597
         Hasbro, Inc.................................. 12,500    258,750
         Jack in the Box, Inc.+....................... 26,600    938,182
         Marcus Corp.................................. 15,900    306,552
         Marvel Enterprises, Inc.+.................... 38,700    744,975
         Trans World Entertainment Corp.+.............  3,000     22,380
                                                              ----------
                                                               3,068,758
                                                              ----------
       Machinery -- 4.57%
         Applied Industrial Technologies, Inc.........  9,000    323,190
         Cognex Corp.................................. 27,000    803,250
         Cummins, Inc.................................  5,100    440,997
         Flowserve Corp.+............................. 24,800    921,072
         Lindsay Manufacturing Co.....................  5,700    144,210
         Lufkin Industries, Inc.......................  4,300    198,402
         NACCO Industries, Inc., Class A..............  1,300    141,635
         Stewart & Stevenson Services, Inc............ 17,900    436,223
         Tennant Co...................................    900     34,146
         Terex Corp.+................................. 20,600  1,004,868
                                                              ----------
                                                               4,447,993
                                                              ----------
       Medical Technology -- 0.28%
         Illumina, Inc.+.............................. 14,600    178,120
         LCA-Vision, Inc..............................  2,300     94,415
                                                              ----------
                                                                 272,535
                                                              ----------
       Metals -- 2.97%
         Brush Engineered Materials, Inc.+............ 15,400    247,324
         Century Aluminum Co.+........................ 29,600    716,320
         Chaparral Steel Co.+.........................  4,000     89,280
         CIRCOR International, Inc....................  7,000    183,820
         Lawson Products, Inc.........................    100      3,890

August 31, 2005 SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   49


                                                                 Value
                                                        Shares  (Note 2)
      -------------------------------------------------------------------
      COMMON STOCK (continued)
      Metals (continued)
        MascoTech, Inc.+(1)(2).........................    200 $        0
        Mueller Industries, Inc........................ 16,200    424,602
        Oregon Steel Mills, Inc.+...................... 26,900    604,712
        Steel Dynamics, Inc............................ 16,000    504,480
        Valmont Industries, Inc........................  4,100    117,875
                                                               ----------
                                                                2,892,303
                                                               ----------
      Mobile Homes -- 0.08%
        National R.V. Holdings, Inc.+.................. 12,600     75,726
                                                               ----------
      Multimedia -- 0.99%
        Belo Corp...................................... 39,200    962,752
                                                               ----------
      Oil & Gas -- 5.40%
        Forest Oil Corp.+.............................. 23,200  1,042,840
        Helmerich & Payne, Inc......................... 18,300  1,087,386
        Holly Corp.....................................  9,900    557,766
        Houston Exploration Co.+....................... 19,300  1,136,770
        Meridian Resource Corp.+....................... 13,500     46,845
        ONEOK, Inc..................................... 16,000    544,000
        Pride International, Inc.+..................... 28,700    726,110
        Tesoro Petroleum Corp..........................  2,000    115,600
                                                               ----------
                                                                5,257,317
                                                               ----------
      Paper/Forest Products -- 0.59%
        Buckeye Technologies, Inc.+....................  9,100     79,716
        Glatfelter..................................... 33,100    453,801
        Graphic Packaging Corp.+....................... 12,700     41,783
                                                               ----------
                                                                  575,300
                                                               ----------
      Publishing -- 0.88%
        John Wiley & Sons, Inc., Class A............... 13,100    571,815
        Readers Digest Assoc., Inc., Class A........... 17,400    282,924
                                                               ----------
                                                                  854,739
                                                               ----------
      Real Estate -- 0.37%
        Jones Lang LaSalle, Inc.+......................  2,100    103,593
        Trammell Crow Co.+.............................  9,500    258,115
                                                               ----------
                                                                  361,708
                                                               ----------
      Real Estate Investment Trusts -- 10.17%
        American Home Mortgage Investment Corp......... 12,300    393,477
        Annaly Mtg. Management, Inc.................... 13,200    200,640
        Anworth Mtg. Asset Corp........................ 30,400    269,648
        Apartment Investment & Management Co., Class A. 17,800    710,220
        Boykin Lodging Co.+............................ 17,700    232,932
        Brandywine Realty Trust........................  8,000    255,200
        Capstead Mtg. Corp............................. 14,800    117,808
        Colonial Properties Trust...................... 12,700    560,070
        Equity Inns, Inc............................... 39,000    501,150
        Highwoods Properties, Inc...................... 28,900    892,432
        Home Properties of New York, Inc............... 20,600    844,806
        Innkeepers USA Trust........................... 15,200    238,640
        Kilroy Realty Corp............................. 11,700    616,707
        Lexington Corporate Properties Trust........... 36,700    844,100
        Luminent Mtg. Capital, Inc..................... 29,300    265,458
        Pennsylvania Real Estate Investment Trust......    900     38,835
        Prentiss Properties Trust......................  5,500    211,420
        Sunstone Hotel Investors, Inc.................. 14,200    359,260
        Taubman Centers, Inc........................... 22,300    738,130
        Trizec Properties, Inc......................... 50,900  1,139,651
        Winston Hotels, Inc............................ 43,000    466,980
                                                               ----------
                                                                9,897,564
                                                               ----------
      Retail -- 2.91%
        BJ's Wholesale Club, Inc.+..................... 17,600    502,480
        Borders Group, Inc............................. 32,000    730,560
        Pantry, Inc.+..................................  6,600    236,874
        Pathmark Stores, Inc.+......................... 12,300    132,840

                                                              Value
                                                     Shares  (Note 2)

         --------------------------------------------------------------
         Retail (continued)
           Rex Stores Corp.+........................ 17,700 $   272,757
           Rite Aid Corp.+.......................... 59,100     241,128
           ShopKo Stores, Inc.+..................... 14,200     353,154
           Weis Markets, Inc........................  6,100     230,092
           Whitehall Jewellers, Inc.+............... 10,700      62,595
           Zale Corp.+..............................  2,600      72,540
                                                            -----------
                                                              2,835,020
                                                            -----------
         Savings & Loan -- 1.92%
           Astoria Financial Corp................... 36,600   1,022,238
           First Financial Holdings, Inc............  1,700      52,717
           First Indiana Corp.......................  1,900      64,011
           FirstFed Financial Corp.+................  6,400     368,320
           OceanFirst Financial Corp................  1,300      30,290
           Provident Financial Holdings, Inc........    300       8,805
           Washington Federal, Inc..................  9,400     220,242
           WSFS Financial Corp......................  1,700      98,787
                                                            -----------
                                                              1,865,410
                                                            -----------
         Semiconductors -- 1.33%
           Axcelis Technologies, Inc.+.............. 18,700     110,330
           Cohu, Inc................................  7,200     175,824
           Exar Corp.+.............................. 21,000     327,810
           Integrated Device Technology, Inc.+...... 14,500     155,150
           Lattice Semiconductor Corp.+............. 44,200     196,248
           Monolithic Systems Technology, Inc.+..... 17,300      85,635
           Parlex Corp.+............................ 24,200     160,930
           Triquint Semiconductor, Inc.+............ 20,100      77,586
                                                            -----------
                                                              1,289,513
                                                            -----------
         Telecommunications -- 1.18%
           CenturyTel, Inc.......................... 12,100     434,390
           Dobson Communications Corp., Class A+.... 94,200     716,862
                                                            -----------
                                                              1,151,252
                                                            -----------
         Textile - Products -- 1.44%
           G&K Services, Inc., Class A.............. 11,400     489,858
           UniFirst Corp............................ 23,300     915,457
                                                            -----------
                                                              1,405,315
                                                            -----------
         Tobacco -- 0.05%
           Alliance One International, Inc.......... 12,800      51,200
                                                            -----------
         Utilities - Communication -- 0.39%
           Commonwealth Telephone Enterprises, Inc..  9,500     382,280
                                                            -----------
         Utilities - Electric -- 3.12%
           CenterPoint Energy, Inc.................. 41,400     588,294
           Central Vermont Public Service Corp......  4,800      91,680
           El Paso Electric Co.+.................... 24,200     507,232
           Idacorp, Inc.............................  8,300     254,810
           MDU Resources Group, Inc.................  6,500     209,170
           Puget Energy, Inc........................ 41,200     938,124
           Sierra Pacific Resources+................ 30,700     447,606
                                                            -----------
                                                              3,036,916
                                                            -----------
         Utilities - Gas, Distribution -- 1.64%
           Nicor, Inc............................... 31,300   1,296,133
           Vectren Corp............................. 10,600     296,800
                                                            -----------
                                                              1,592,933
                                                            -----------
         Total Common Stock
            (Cost $82,251,727)......................         94,381,268
                                                            -----------

50  SMALL CAP VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                             Principal    Value
                                                              Amount     (Note 2)
-----------------------------------------------------------------------------------
UNITED STATES GOVERNMENT BONDS -- 0.26%
Government Obligations -- 0.26%
  United States Treasury Notes:
   1.88% due 11/30/05@
   (Cost $258,644)......................................... $  260,000  $   258,954
                                                                        -----------
Total Long-Term Investment Securities
   (Cost $82,510,371)......................................              94,640,222
                                                                        -----------
REPURCHASE AGREEMENT -- 2.54%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $2,472,231 and collateralized
   by Federal Home Bank Notes, bearing interest at 5.80%,
   due 09/02/08 and having an approximate value of
   $2,548,140
   (Cost $2,472,000)@......................................  2,472,000    2,472,000
                                                                        -----------
TOTAL INVESTMENTS
   (Cost $84,982,371)(3)...................................      99.79%  97,112,222
Other assets less liabilities..............................       0.21%     201,496
                                                            ----------  -----------
NET ASSETS --                                                   100.00% $97,313,718
                                                            ==========  ===========

--------
+  Non-income producing security
@ The security or a portion thereof represents collateral for open futures contracts.
(1)Fair valued security (see Note 2)
(2)Illiquid security
(3)See Note 5 for cost of investments on a tax basis.

Open Futures Contracts
--------------------------------------------------------------------------------------
                                                                          Unrealized
Number of                                     Value at    Value as of    Appreciation
Contracts    Description     Expiration Date Trade Date August 31, 2005 (Depreciation)
--------------------------------------------------------------------------------------
 8 Long   Russell 2000 Index September 2005  $2,690,838   $2,668,800       $(22,038)
                                                                           ========

See Notes to Financial Statements

August 31, 2005  SOCIALLY RESPONSIBLE FUND - PORTFOLIO PROFILE (Unaudited)   51

Industry Allocation*

 Financial Services....................................................  9.37%
 Banks.................................................................  7.03%
 Insurance.............................................................  7.01%
 Conglomerates.........................................................  5.98%
 Oil & Gas.............................................................  5.93%
 Drugs.................................................................  5.03%
 Information Processing -- Software....................................  4.99%
 Information Processing -- Hardware....................................  4.62%
 Household Products....................................................  4.52%
 Retail................................................................  4.40%
 Repurchase Agreement..................................................  4.18%
 Hospital Supplies.....................................................  3.78%
 Beverages.............................................................  3.15%
 Telecommunications....................................................  2.92%
 Semiconductors........................................................  2.59%
 Multimedia............................................................  2.44%
 Electronics/Electrical Equipment......................................  2.25%
 Leisure & Tourism.....................................................  1.90%
 Chemical..............................................................  1.64%
 Information Processing -- Services....................................  1.56%
 Freight...............................................................  1.27%
 Real Estate Investment Trusts.........................................  1.27%
 Automotive............................................................  1.23%
 Utilities -- Electric.................................................  1.18%
 Utilities -- Communication............................................  1.14%
 Metals................................................................  1.01%
 Therapeutics..........................................................  0.97%
 Machinery.............................................................  0.83%
 Government Obligations................................................  0.66%
 Foods.................................................................  0.65%
 Publishing............................................................  0.63%
 Apparel & Products....................................................  0.56%
 Commercial Services...................................................  0.51%
 Medical Technology....................................................  0.42%
 Hardware & Tools......................................................  0.41%
 Broadcasting..........................................................  0.39%
 Building Materials....................................................  0.35%
 Utilities -- Gas, Pipeline............................................  0.32%
 Home Builders.........................................................  0.28%
 Railroads & Equipment.................................................  0.18%
 Advertising...........................................................  0.10%
 Utilities -- Gas, Distribution........................................  0.09%
                                                                        -----
                                                                        99.74%
                                                                        =====

*  Calculated as a percentage of Net Assets.

52      SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS      August 31, 2005



                                                              Value
                                                    Shares   (Note 2)
        ---------------------------------------------------------------
        COMMON STOCK -- 91.79%
        Advertising -- 0.10%
          Omnicom Group, Inc.......................   2,330 $   187,425
                                                            -----------
        Apparel & Products -- 0.56%
          Chicos FAS, Inc.+........................   2,630      91,287
          Nike, Inc., Class B......................  10,912     861,066
          Reebok International, Ltd................   2,230     125,549
                                                            -----------
                                                              1,077,902
                                                            -----------
        Automotive -- 1.23%
          Danaher Corp.............................  36,154   1,936,408
          Delphi Corp..............................  68,350     379,343
          Goodyear Tire & Rubber Co.+..............   3,200      53,760
                                                            -----------
                                                              2,369,511
                                                            -----------
        Banks -- 3.92%
          Bank of America Corp..................... 106,445   4,580,328
          Huntington Bancshares, Inc...............   9,820     235,582
          Synovus Financial Corp...................  13,379     384,914
          Wells Fargo & Co.........................  39,303   2,343,245
                                                            -----------
                                                              7,544,069
                                                            -----------
        Beverages -- 3.15%
          Coca-Cola Co.............................  77,212   3,397,328
          Coca-Cola Enterprises, Inc...............  19,094     426,751
          Pepsi Bottling Group, Inc................  14,240     419,795
          PepsiCo, Inc.............................  33,077   1,814,274
                                                            -----------
                                                              6,058,148
                                                            -----------
        Broadcasting -- 0.39%
          Comcast Corp., Class A+..................  23,550     724,162
          Univision Communications, Inc., Class A+.   1,070      28,783
                                                            -----------
                                                                752,945
                                                            -----------
        Building Materials -- 0.35%
          American Standard Cos., Inc..............   2,790     127,224
          Masco Corp...............................  15,043     461,519
          USG Corp.+...............................   1,240      77,934
                                                            -----------
                                                                666,677
                                                            -----------
        Chemical -- 1.64%
          Ashland, Inc.............................  12,820     779,327
          Ecolab, Inc..............................  16,601     547,833
          FMC Corp.+...............................     580      33,037
          PPG Industries, Inc......................  14,456     910,439
          Rohm & Haas Co...........................  20,551     892,119
                                                            -----------
                                                              3,162,755
                                                            -----------
        Commercial Services -- 0.51%
          Cendant Corp.............................  40,110     815,837
          Crown Holdings, Inc.+....................   9,540     161,131
                                                            -----------
                                                                976,968
                                                            -----------
        Conglomerates -- 5.98%
          3M Co....................................  32,578   2,317,925
          General Electric Co.@.................... 217,497   7,310,074
          Tyco International, Ltd..................  67,855   1,888,405
                                                            -----------
                                                             11,516,404
                                                            -----------
        Drugs -- 5.03%
          Barr Pharmaceuticals, Inc.+..............   4,810     219,384
          Caremark Rx, Inc.+.......................  43,843   2,048,783
          Eli Lilly & Co...........................  10,431     573,914
          Forest Laboratories, Inc.+...............   6,050     268,620
          Kos Pharmaceuticals, Inc.+...............   3,460     235,695
          Merck & Co., Inc.........................  62,850   1,774,256
          Pfizer, Inc.............................. 162,920   4,149,573
          Watson Pharmaceuticals, Inc.+............  12,380     426,862
                                                            -----------
                                                              9,697,087
                                                            -----------

                                                                Value
                                                      Shares   (Note 2)

       ------------------------------------------------------------------
       Electronics/Electrical Equipment -- 2.25%
         Arrow Electronics, Inc.+....................   9,420 $   280,904
         Emerson Electric Co.........................  27,399   1,843,405
         Jabil Circuit, Inc.+........................   3,420     100,685
         Johnson Controls, Inc.......................  10,240     614,195
         Parker Hannifin Corp........................   5,060     326,066
         PerkinElmer, Inc............................   6,850     141,795
         Solectron Corp.+............................  31,730     130,093
         Symbol Technologies, Inc....................   5,857      53,767
         Thermo Electron Corp.+......................  14,080     392,832
         Xerox Corp.+................................  34,145     457,885
                                                              -----------
                                                                4,341,627
                                                              -----------
       Financial Services -- 9.37%
         A.G. Edwards, Inc...........................   4,180     188,978
         American Express Co.........................  36,493   2,015,873
         Capital One Financial Corp..................  17,748   1,459,596
         Chicago Merchantile Exchange Holdings, Inc..     970     269,272
         Citigroup, Inc.@............................ 124,778   5,461,532
         Fannie Mae..................................  47,046   2,401,228
         Freddie Mac.................................  18,408   1,111,475
         JPMorgan Chase & Co.........................  91,964   3,116,660
         Morgan Stanley..............................  39,630   2,015,978
                                                              -----------
                                                               18,040,592
                                                              -----------
       Foods -- 0.65%
         Dean Foods Co.+.............................   1,850      68,339
         General Mills, Inc..........................   7,010     323,301
         Pilgrims Pride Corp.........................   1,590      53,901
         Sysco Corp..................................  24,220     808,464
                                                              -----------
                                                                1,254,005
                                                              -----------
       Freight -- 1.27%
         JB Hunt Transport Services, Inc.............  12,780     230,935
         Overseas Shipholding Group, Inc.............  12,900     788,835
         United Parcel Service, Inc., Class B........  19,998   1,417,658
                                                              -----------
                                                                2,437,428
                                                              -----------
       Hardware & Tools -- 0.41%
         Black & Decker Corp.........................   9,323     795,252
                                                              -----------
       Home Builders -- 0.28%
         Lennar Corp.................................   2,420     150,282
         Meritage Corp.+.............................   1,130      88,468
         NVR, Inc.+..................................     130     115,050
         Ryland Group, Inc...........................   2,510     181,623
                                                              -----------
                                                                  535,423
                                                              -----------
       Hospital Supplies -- 3.78%
         AmerisourceBergen Corp......................     740      55,256
         Cardinal Health, Inc........................  16,490     982,969
         Johnson & Johnson...........................  75,754   4,802,046
         St. Jude Medical, Inc.+.....................  31,470   1,444,473
                                                              -----------
                                                                7,284,744
                                                              -----------
       Household Products -- 4.52%
         American Greetings Corp., Class A...........   5,190     131,774
         Avon Products, Inc..........................  29,830     979,021
         Colgate-Palmolive Co........................  15,945     837,112
         Gillette Co.................................  50,280   2,708,584
         Procter & Gamble Co.........................  73,100   4,055,588
                                                              -----------
                                                                8,712,079
                                                              -----------
       Information Processing - Hardware -- 4.62%
         Apple Computer, Inc.+.......................   7,938     372,530
         Dell, Inc.+.................................  82,354   2,931,803
         Hewlett-Packard Co..........................  66,445   1,844,513
         International Business Machines Corp........  36,789   2,965,929
         Juniper Networks, Inc.+.....................   3,180      72,313

August 31, 2005    SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS -     53
                                         CONTINUED


                                                                 Value
                                                       Shares   (Note 2)
      --------------------------------------------------------------------
      COMMON STOCK (continued)
      Information Processing - Hardware (continued)
        Lexmark International, Inc., Class A+.........  11,275 $   710,100
        Seagate Technology, Inc.(1)...................     510           0
                                                               -----------
                                                                 8,897,188
                                                               -----------
      Information Processing - Services -- 1.56%
        Computer Sciences Corp.+......................   8,200     365,310
        eBay, Inc.+...................................  34,594   1,400,711
        Monster Worldwide, Inc.+......................   5,260     164,322
        Symantec Corp.+...............................  24,954     523,535
        Yahoo!, Inc.+.................................  16,520     550,777
                                                               -----------
                                                                 3,004,655
                                                               -----------
      Information Processing - Software -- 4.99%
        Adobe Systems, Inc............................  18,328     495,589
        Global Payments, Inc..........................     530      34,863
        Mercury Interactive Corp.+....................   4,741     173,853
        Microsoft Corp.@.............................. 227,569   6,235,391
        Oracle Corp.+................................. 205,559   2,666,100
                                                               -----------
                                                                 9,605,796
                                                               -----------
      Insurance -- 7.01%
        Ace, Ltd......................................   6,990     310,426
        Aetna, Inc....................................  27,698   2,206,700
        AFLAC, Inc....................................  37,661   1,627,708
        Allstate Corp.................................  41,669   2,342,214
        American International Group, Inc.(2).........   1,129      66,837
        Chubb Corp....................................   9,910     861,774
        Hartford Financial Services Group, Inc........  27,900   2,038,095
        Progressive Corp..............................   4,490     432,881
        Safeco Corp...................................   1,590      82,903
        St. Paul Travelers Cos., Inc..................  42,522   1,828,871
        UnitedHealth Group, Inc.......................  15,388     792,482
        WellPoint, Inc.+..............................  12,364     918,027
                                                               -----------
                                                                13,508,918
                                                               -----------
      Leisure & Tourism -- 1.90%
        Darden Restaurants, Inc.......................   2,040      64,076
        Marriott International, Inc., Class A.........  12,090     764,209
        McDonald's Corp...............................  53,903   1,749,152
        Sabre Holdings Corp., Class A.................  22,820     437,688
        SCP Pool Corp.................................     470      17,202
        Sonic Corp.+..................................     720      22,025
        Yum! Brands, Inc..............................  12,980     614,992
                                                               -----------
                                                                 3,669,344
                                                               -----------
      Machinery -- 0.83%
        Illinois Tool Works, Inc......................  18,979   1,599,550
                                                               -----------
      Medical Technology -- 0.42%
        Boston Scientific Corp.+......................  15,084     405,458
        Guidant Corp..................................   3,510     247,946
        Zimmer Holdings, Inc.+........................   1,850     152,015
                                                               -----------
                                                                   805,419
                                                               -----------
      Metals -- 1.01%
        Freeport-McMoRan Copper & Gold, Inc., Class B.  32,233   1,359,266
        Southern Peru Copper Corp. ADR................  12,070     591,188
                                                               -----------
                                                                 1,950,454
                                                               -----------
      Multimedia -- 2.44%
        Gannett Co., Inc..............................   4,160     302,515
        Time Warner, Inc.@............................ 164,362   2,945,367
        Viacom, Inc., Class B.........................  42,790   1,454,432
                                                               -----------
                                                                 4,702,314
                                                               -----------
      Oil & Gas -- 5.93%
        Cooper Cameron Corp.+.........................  12,830     925,685
        Equitable Resources, Inc......................   5,960     449,384
        Grant Prideco, Inc.+..........................  31,290   1,153,349

                                                           Value
                                                 Shares   (Note 2)

           ---------------------------------------------------------
           Oil & Gas (continued)
             Nabors Industries, Ltd.+...........  15,420 $ 1,033,140
             Noble Corp.........................  27,487   1,959,823
             ONEOK, Inc.........................   6,797     231,098
             Patterson-UTI Energy, Inc..........  19,610     667,132
             Rowan Cos., Inc....................   6,470     240,684
             Schlumberger, Ltd..................  30,108   2,596,213
             Tidewater, Inc.....................   9,510     423,575
             Transocean, Inc.+..................  29,611   1,748,234
                                                         -----------
                                                          11,428,317
                                                         -----------
           Publishing -- 0.63%
             Knight-Ridder, Inc.................   1,640     105,091
             R. R. Donnelley & Sons Co..........   7,560     282,442
             Tribune Co.........................  19,370     727,731
             Washington Post Co., Class B.......     110      91,520
                                                         -----------
                                                           1,206,784
                                                         -----------
           Railroads & Equipment -- 0.18%
             CSX Corp...........................   7,870     345,729
                                                         -----------
           Real Estate Investment Trusts -- 1.27%
             Annaly Mtg. Management, Inc........  21,990     334,248
             Camden Property Trust..............   2,420     126,566
             Equity Office Properties Trust.....  39,350   1,310,355
             Hospitality Properties Trust.......   5,870     254,523
             iStar Financial, Inc...............   7,320     303,560
             Mack-Cali Realty Corp..............   2,530     111,447
                                                         -----------
                                                           2,440,699
                                                         -----------
           Retail -- 4.40%
             Albertson's, Inc...................   2,880      57,974
             American Eagle Outfitters, Inc.....   8,610     246,504
             Best Buy Co., Inc..................  23,467   1,118,437
             Costco Wholesale Corp..............   6,450     280,188
             Family Dollar Stores, Inc..........   3,690      73,357
             Federated Department Stores, Inc...   1,870     128,993
             Gap, Inc...........................  27,050     514,221
             Kroger Co.+........................  18,720     369,533
             Michaels Stores, Inc...............   1,190      43,197
             Neiman Marcus Group, Inc., Class A.      90       8,901
             OfficeMax, Inc.....................   8,050     237,878
             Rite Aid Corp.+....................  13,080      53,366
             Ross Stores, Inc...................  11,000     273,680
             Target Corp........................  20,660   1,110,475
             Wal-Mart Stores, Inc.@.............  88,014   3,957,109
                                                         -----------
                                                           8,473,813
                                                         -----------
           Semiconductors -- 2.59%
             Analog Devices, Inc................  14,110     514,310
             Applied Materials, Inc.............   8,053     147,450
             Broadcom Corp., Class A+...........   9,220     401,070
             Intel Corp......................... 107,761   2,771,613
             KLA-Tencor Corp....................   7,410     376,132
             Lam Research Corp.+................   5,480     173,716
             National Semiconductor Corp........  17,589     438,494
             Novellus Systems, Inc.+............   5,840     156,570
                                                         -----------
                                                           4,979,355
                                                         -----------
           Telecommunications -- 2.92%
             CenturyTel, Inc....................  12,620     453,058
             Citizens Communications Co.........  13,111     178,834
             QUALCOMM, Inc......................  42,780   1,698,794
             Scientific-Atlanta, Inc............   2,040      78,050
             Verizon Communications, Inc........  98,560   3,223,898
                                                         -----------
                                                           5,632,634
                                                         -----------
           Therapeutics -- 0.97%
             Gilead Sciences, Inc.+.............  43,520   1,871,360
                                                         -----------

54     SOCIALLY RESPONSIBLE FUND - SCHEDULE OF INVESTMENTS -     August 31, 2005
                             CONTINUED


                                                 Shares/
                                                Principal     Value
                                                 Amount      (Note 2)
         --------------------------------------------------------------
         COMMON STOCK (continued)
         Utilities - Communication -- 1.14%
           AT&T Corp...........................     46,800 $    921,024
           Sprint Corp.........................     49,189    1,275,471
                                                           ------------
                                                              2,196,495
                                                           ------------
         Utilities - Electric -- 1.18%
           NiSource, Inc.......................     28,970      699,336
           NRG Energy, Inc.+...................     19,430      777,588
           OGE Energy Corp.....................      6,525      189,421
           Puget Energy, Inc...................     26,464      602,585
                                                           ------------
                                                              2,268,930
                                                           ------------
         Utilities - Gas, Distribution -- 0.09%
           KeySpan Corp........................      4,790      182,834
                                                           ------------
         Utilities - Gas, Pipeline -- 0.32%
           National Fuel Gas Co................     20,599      620,236
                                                           ------------
         Total Long-Term Investment Securities
          (Cost $176,429,093)..................             176,801,865
                                                           ------------
         SHORT-TERM INVESTMENT SECURITIES -- 3.77%
         COMMERCIAL PAPER -- 3.11%
           UBS Finance, Inc.:
            3.56% due 09/01/05................. $6,000,000    6,000,000
                                                           ------------

                                                              Shares/
                                                             Principal     Value
                                                              Amount      (Note 2)

------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS -- 0.66%
  United States Treasury Bills:
   3.27% due 09/01/05@..................................... $  565,000  $    565,000
   3.38% due 11/03/05@.....................................    610,000       606,468
   3.39% due 11/03/05@.....................................     15,000        14,913
   3.40% due 11/03/05@.....................................     50,000        49,710
   3.44% due 11/03/05@.....................................     30,000        29,826
                                                                        ------------
                                                                           1,265,917
                                                                        ------------
Total Short-Term Investment Securities
   (Cost $7,265,825).......................................                7,265,917
                                                                        ------------
REPURCHASE AGREEMENT -- 4.18%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $8,044,751 and collateralized
   by Federal National Mtg. Assoc. Notes, bearing interest
   at 2.30%, due 11/14/05 and having an approximate
   value of $8,286,831 (Cost $8,044,000)@..................  8,044,000     8,044,000
                                                                        ------------
TOTAL INVESTMENTS
   (Cost $191,738,918)(3)..................................      99.74%  192,111,782
Other assets less liabilities..............................       0.26%      492,607
                                                            ----------  ------------
NET ASSETS --                                                   100.00% $192,604,389
                                                            ==========  ============

--------
ADR-American Depository Receipt
+  Non-income producing security
@ The security or a portion thereof represents collateral for open futures contracts.
(1)Fair valued security (see Note 2)
(2)Security represents an investment in an affiliated company (see Note 3).
(3)See Note 5 for cost of investments on a tax basis.

Open Futures Contracts
---------------------------------------------------------------------------------------
                                                                           Unrealized
Number of                        Expiration    Value at    Value as of    Appreciation
Contracts     Description           Date      Trade Date August 31, 2005 (Depreciation)
---------------------------------------------------------------------------------------
 29 Long  S&P 500 Index....... September 2005 $8,902,225   $8,855,150       $(47,075)
110 Long  E-Mini S&P 500 Index September 2005  6,665,150    6,717,700         52,550
                                                                            --------
                                                                            $  5,475
                                                                            ========

See Notes to Financial Statements

August 31, 2005     STRATEGIC BOND FUND - PORTFOLIO PROFILE (Unaudited)      55

Industry Allocation*

 Foreign Government Agencies........................................... 28.01%
 United States Government Agencies..................................... 14.35%
 Repurchase Agreement..................................................  7.67%
 Financial Services....................................................  6.90%
 United States Government Obligations..................................  5.85%
 Telecommunications....................................................  5.53%
 Utilities -- Electric.................................................  3.74%
 Broadcasting..........................................................  3.41%
 Finance Companies.....................................................  3.37%
 Oil & Gas.............................................................  2.30%
 Leisure & Tourism.....................................................  1.67%
 Airlines..............................................................  1.58%
 Utilities -- Gas, Pipeline............................................  1.30%
 Chemical..............................................................  1.22%
 Paper/Forest Products.................................................  1.16%
 Healthcare............................................................  0.88%
 Retail................................................................  0.83%
 Drugs.................................................................  0.79%
 Commercial Services...................................................  0.72%
 Banks.................................................................  0.71%
 Real Estate Investment Trusts.........................................  0.64%
 Metals................................................................  0.57%
 Insurance.............................................................  0.55%
 Hospital Management...................................................  0.45%
 Household Products....................................................  0.45%
 Automotive............................................................  0.44%
 Foods.................................................................  0.36%
 Multimedia............................................................  0.32%
 Railroads & Equipment.................................................  0.30%
 Heavy Duty Trucks/Parts...............................................  0.25%
 Conglomerates.........................................................  0.24%
 Savings & Loan........................................................  0.23%
 Funeral Services......................................................  0.22%
 Information Processing -- Services....................................  0.22%
 Tobacco...............................................................  0.19%
 Building Materials....................................................  0.17%
 Advertising...........................................................  0.15%
 Freight...............................................................  0.15%
 Medical -- Biomedical/Gene............................................  0.14%
 Hospital Supplies.....................................................  0.13%
 Aerospace/Defense.....................................................  0.12%
 Beverages.............................................................  0.10%
 Electronics/Electrical Equipment......................................  0.09%
 Real Estate...........................................................  0.09%
 Semiconductors........................................................  0.09%
 Pollution Control.....................................................  0.08%
 Information Processing -- Software....................................  0.06%
 Machinery.............................................................  0.06%
 Home Builders.........................................................  0.05%
 Manufacturing.........................................................  0.04%
 Utilities -- Gas, Distribution........................................  0.03%
 Apparel & Products....................................................  0.02%
 Textile -- Products...................................................  0.02%
                                                                        -----
                                                                        99.01%
                                                                        =====

Credit Quality+#

 Government -- Agency..................................................  15.80%
 Government -- Treasury................................................   6.71%
 AAA...................................................................   8.80%
 AA....................................................................   4.52%
 A.....................................................................   7.27%
 BBB...................................................................  13.75%
 BB....................................................................  14.45%
 B.....................................................................  13.19%
 CCC...................................................................   8.72%
 CC....................................................................   0.87%
 C.....................................................................   0.11%
 Not Rated@............................................................   5.81%
                                                                        ------
                                                                        100.00%
                                                                        ======

Country Allocation*

 United States......................................................... 65.26%
 Russia................................................................  4.47%
 Mexico................................................................  3.65%
 Brazil................................................................  3.16%
 Canada................................................................  2.47%
 Sweden................................................................  2.24%
 Turkey................................................................  1.74%
 United Kingdom........................................................  1.65%
 Germany...............................................................  1.50%
 Argentina.............................................................  1.48%
 Italy.................................................................  1.15%
 France................................................................  1.10%
 Peru..................................................................  1.07%
 Greece................................................................  1.05%
 Japan.................................................................  1.05%
 Venezuela.............................................................  0.92%
 Colombia..............................................................  0.69%
 Spain.................................................................  0.56%
 Belgium...............................................................  0.54%
 South Africa..........................................................  0.49%
 Luxembourg............................................................  0.41%
 Cayman Islands........................................................  0.39%
 Ukraine...............................................................  0.39%
 Ireland...............................................................  0.34%
 Finland...............................................................  0.32%
 Bermuda...............................................................  0.27%
 Poland................................................................  0.19%
 Bahamas...............................................................  0.15%
 Netherlands...........................................................  0.13%
 Uruguay...............................................................  0.11%
 Singapore.............................................................  0.04%
 Australia.............................................................  0.03%
                                                                        -----
                                                                        99.01%
                                                                        =====

*  Calculated as a percentage of Net Assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

56         STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS         August 31, 2005


                                                             Principal   Value
                                                              Amount@   (Note 2)
---------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.07%
Finance Companies -- 0.74%
  Providian Gateway Master Trust:
   4.15% due 11/15/11*(1)(9)................................   400,000 $  401,000
  Wachovia Bank Commercial Mtg. Trust, Series 2005-WL5A,
   Class B:
   3.80% due 01/15/18*(9)(11)...............................   600,000    599,311
                                                                       ----------
                                                                        1,000,311
                                                                       ----------
Financial Services -- 2.33%
  Bear Stearns Commercial Mtg. Securities, Inc.:
   6.46% due 10/15/36(11)...................................    25,000     27,578
  Lehman Brothers Floating Rate Commercial Mtg. Trust:
   3.73% due 07/15/18*(1)(9)................................   500,000    500,000
   3.78% due 07/15/18*(1)(9)................................   500,000    500,000
  Morgan Stanley Capital I, Series 2005-T19AJ:
   4.99% due 06/12/47(10)(11)...............................   500,000    509,559
  Morgan Stanley Capital I, Series 2005-T19B:
   5.06% due 06/12/47(10)(11)...............................   200,000    203,081
  Morgan Stanley Capital I, Series 2005-T19C:
   5.16% due 06/12/47(10)(11)...............................   150,000    152,577
  Morgan Stanley Capital I, Series 2005-T19E:
   5.42% due 06/12/47*(1)(10)(11)........................... 1,000,000  1,014,336
  Morgan Stanley Dean Witter Capital I:
   6.39% due 07/15/33(11)...................................   250,000    272,883
                                                                       ----------
                                                                        3,180,014
                                                                       ----------
Total Asset-Backed Securities
   (Cost $4,165,504)........................................            4,180,325
                                                                       ----------
CORPORATE BONDS -- 31.26%
Advertising -- 0.15%
  Affinity Group, Inc.:
   9.00% due 02/15/12.......................................   200,000    207,500
                                                                       ----------
Aerospace/Defense -- 0.12%
  Decrane Aircraft Holdings, Inc.:
   12.00% due 09/30/08......................................   150,000     60,000
  Raytheon Co.:
   6.75% due 08/15/07.......................................    97,000    101,074
                                                                       ----------
                                                                          161,074
                                                                       ----------
Airlines -- 1.58%
  American Airlines, Inc., Series 2001-1A2 Pass Through:
   6.82% due 05/23/11.......................................   250,000    237,445
  Atlas Air, Inc., Series 1999-1A2 Pass Through:
   6.88% due 07/02/09.......................................   200,243    195,165
  Atlas Air, Inc., Series 1999-1B Pass Through:
   7.63% due 01/02/15.......................................   486,267    406,760
  Atlas Air, Inc., Series 1999-1C:
   8.77% due 01/02/11.......................................    37,457     21,091
  Atlas Air, Inc., Series 1999-A1 Pass Through:
   7.20% due 01/02/19.......................................    79,237     80,488
  Atlas Air, Inc., Series 2000-1A Pass Through:
   8.71% due 01/02/19.......................................   375,986    399,546
  Atlas Air, Inc., Series 2001B Pass Through:
   9.06% due 07/02/14.......................................   197,175    183,028
  Continental Airlines, Inc., Series 1999-1A Pass Through:
   6.55% due 02/02/19.......................................   288,071    289,997
  Continental Airlines, Inc., Series 1999-1C Pass Through:
   6.95% due 08/02/09.......................................    76,813     67,336
  Continental Airlines, Inc., Series 1999-2C1 Pass Through:
   7.73% due 03/15/11.......................................    22,686     18,951
  Continental Airlines, Inc., Series 2000-2B:
   8.31% due 10/02/19.......................................    51,724     45,244
  Delta Air Lines, Inc.:
   8.30% due 12/15/29(14)(15)...............................   325,000     54,438
   9.50% due 11/18/08*(14)(15)..............................   125,000     89,844
   10.00% due 08/15/08(14)(15)..............................   375,000     68,437
                                                                       ----------
                                                                        2,157,770
                                                                       ----------

                                                       Principal  Value
                                                        Amount@  (Note 2)

       ------------------------------------------------------------------
       Apparel & Products -- 0.02%
         Warnaco, Inc.:
          8.88% due 06/15/13..........................   25,000  $ 27,375
                                                                 --------
       Automotive -- 0.44%
         Cooper-Standard Automotive, Inc.:
          8.38% due 12/15/14..........................  125,000   113,750
         DaimlerChrysler North America Holding Corp.:
          4.88% due 06/15/10..........................   33,000    32,713
         Diamond Triumph Auto Glass, Inc.:
          9.25% due 04/01/08(1)(8)....................   75,000    52,500
         Exide Corp.:
          10.00% due 03/15/25+(1)(8)..................  150,000         0
         Ford Motor Co.:
          6.38% due 02/01/29..........................   38,000    27,777
          7.45% due 07/16/31..........................  377,000   301,461
         Stanadyne Corp.:
          10.00% due 08/15/14.........................   75,000    75,469
         Venture Holdings Trust:
          11.00% due 06/01/07+(2)(5)..................   25,000        63
                                                                 --------
                                                                  603,733
                                                                 --------
       Banks -- 0.60%
         American Express Centurion Bank:
          3.73% due 11/16/09(9).......................   29,000    28,796
         Bank of America Corp.:
          7.80% due 09/15/16..........................   81,000   101,090
         Canadian Imperial Bank of Commerce/New York:
          4.38% due 07/28/08..........................   70,000    70,159
         Chemical Bank:
          6.13% due 11/01/08..........................   58,000    60,992
         Credit Suisse First Boston:
          6.50% due 05/01/08*.........................   29,000    30,544
         HSBC Bank USA:
          5.63% due 08/15/35..........................   50,000    51,584
         National City Bank, Cleveland:
          3.38% due 10/15/07..........................   54,000    53,378
         PNC Funding Corp.:
          5.75% due 08/01/06..........................   65,000    65,788
         Popular North America, Inc.:
          4.25% due 04/01/08..........................   99,000    98,478
         SunTrust Bank:
          5.40% due 04/01/20..........................   66,000    69,317
         US Bank NA:
          3.90% due 08/15/08..........................   65,000    64,357
         Wachovia Corp.:
          5.50% due 08/01/35..........................   90,000    92,543
         Wells Fargo & Co.:
          3.51% due 09/15/09(9).......................   33,000    33,031
                                                                 --------
                                                                  820,057
                                                                 --------

            Beverages -- 0.10%
              Coca-Cola Enterprises, Inc.:
               8.50% due 02/01/22..................  60,000  81,586
              Le-Natures, Inc.:
               9.00% due 06/15/13*.................  50,000  54,000
                                                            -------
                                                            135,586
                                                            -------
            Broadcasting -- 2.55%
              Adelphia Communications Corp.:
               10.25% due 06/15/11+(2)(5)..........  75,000  65,719
              CCO Holdings LLC:
               8.75% due 11/15/13.................. 125,000 124,063
              Charter Communications Holdings LLC:
               9.63% due 11/15/09.................. 350,000 289,187
               9.92% due 04/01/11(3)............... 250,000 187,500
               10.00% due 05/15/11.................  25,000  18,688
               10.25% due 01/15/10.................  75,000  61,125

August 31, 2005  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   57


                                                Principal   Value
                                                 Amount@   (Note 2)
           ---------------------------------------------------------
           CORPORATE BONDS (continued)
           Broadcasting (continued)
              10.75% due 10/01/09..............   225,000 $  191,250
              11.13% due 01/15/11.............. 1,125,000    863,437
             Citadel Broadcasting Corp.:
              1.88% due 02/15/11...............   100,000     78,250
             Cox Communications, Inc.:
              7.63% due 06/15/25...............   149,000    177,573
              7.75% due 11/01/10...............    82,000     92,144
             Fisher Communications, Inc.:
              8.63% due 09/15/14...............   200,000    216,250
             Insight Communications Co., Inc.:
              12.25% due 02/15/11(3)...........   225,000    230,906
             Paxson Communications Corp.:
              12.25% due 01/15/09(3)...........   425,000    411,188
             Young Broadcasting, Inc.:
              8.75% due 01/15/14...............   125,000    113,125
              10.00% due 03/01/11..............   375,000    360,937
                                                          ----------
                                                           3,481,342
                                                          ----------
           Building Materials -- 0.09%
             Associated Materials, Inc.:
              11.25% due 03/01/14(3)...........   175,000    102,375
             Dayton Superior Corp.:
              10.75% due 09/15/08..............    25,000     25,250
                                                          ----------
                                                             127,625
                                                          ----------
           Chemical -- 0.88%
             BCI US Finance Corp.:
              9.10% due 07/15/10*(9)...........    75,000     76,500
             Dow Chemical Co.:
              7.38% due 03/01/23...............    75,000     92,991
             Eastman Chemical Co.:
              6.30% due 11/15/18...............    80,000     87,516
             Equistar Chemicals LP:
              8.75% due 02/15/09...............    50,000     53,125
              10.63% due 05/01/11..............    75,000     83,250
             Huntsman LLC:
              11.63% due 10/15/10..............    81,000     94,871
             ICI North America, Inc.:
              8.88% due 11/15/06...............    81,000     85,021
             Lubrizol Corp.:
              6.50% due 10/01/34...............    50,000     56,108
             Lyondell Chemical Co.:
              9.50% due 12/15/08...............   200,000    210,500
             Monsanto Co.:
              5.50% due 07/30/35...............   188,000    191,881
             Rockwood Specialties Group, Inc.:
              7.50% due 11/15/14*..............    75,000     76,500
              10.63% due 05/15/11..............    45,000     49,500
             Westlake Chemical Corp.:
              8.75% due 07/15/11...............    32,000     34,720
                                                          ----------
                                                           1,192,483
                                                          ----------
           Commercial Services -- 0.65%
             Ashtead Holdings PLC:
              8.63% due 08/01/15*..............    75,000     78,562
             DI Finance/DynCorp International:
              9.50% due 02/15/13*..............   100,000     98,750
             FTI Consulting, Inc.:
              7.63% due 06/15/13*..............    50,000     51,000
             Hertz Corp.:
              7.63% due 06/01/12...............    12,000     11,894
             Mac-Gray Corp.:
              7.63% due 08/15/15*..............    25,000     25,813
             Mobile Mini, Inc.:
              9.50% due 07/01/13...............    50,000     55,500
             Monitronics International, Inc.:
              11.75% due 09/01/10..............   150,000    153,000

                                                         Principal   Value
                                                          Amount@   (Note 2)

  ---------------------------------------------------------------------------
  Commercial Services (continued)
    North American Energy Partners, Inc.:
     9.00% due 06/01/10.................................   125,000 $  128,750
    Petroleum Helicopters, Inc.:
     9.38% due 05/01/09.................................    25,000     26,375
    PHH Corp.:
     6.00% due 03/01/08.................................    49,000     50,265
    Rent-Way, Inc.:
     11.88% due 06/15/10................................   182,000    205,205
                                                                   ----------
                                                                      885,114
                                                                   ----------
  Conglomerates -- 0.20%
    Ingersoll-Rand Co., Ltd.:
     4.75% due 05/15/15.................................    61,000     61,421
    Park-Ohio Industries, Inc.:
     8.38% due 11/15/14.................................    75,000     70,219
    Tyco International Group SA:
     6.75% due 02/15/11.................................   134,000    147,564
                                                                   ----------
                                                                      279,204
                                                                   ----------
  Drugs -- 0.11%
    American Home Products Corp.:
     6.95% due 03/15/11.................................    45,000     49,954
    Merck & Co., Inc.:
     2.50% due 03/30/07.................................    29,000     28,229
    Mylan Laboratories, Inc.:
     5.75% due 08/15/10*................................    25,000     24,875
     6.38% due 08/15/15*................................    50,000     50,063
                                                                   ----------
                                                                      153,121
                                                                   ----------
  Electronics/Electrical Equipment -- 0.09%
    Celestica, Inc.:
     7.63% due 07/01/13.................................    25,000     25,188
    Muzak LLC:
     9.88% due 03/15/09.................................    50,000     25,000
    Sanmina-SCI Corp.:
     6.75% due 03/01/13.................................    50,000     47,750
    Telex Communications, Inc.:
     11.50% due 10/15/08................................    25,000     26,687
                                                                   ----------
                                                                      124,625
                                                                   ----------
  Finance Companies -- 2.55%
    Caterpillar Financial Services Corp.:
     4.30% due 06/01/10.................................    70,000     69,849
     4.70% due 03/15/12.................................    66,000     66,876
    Consolidated Communications Holdings, Inc.:
     9.75% due 04/01/12.................................   101,000    108,070
    Countrywide Home Loans, Inc.:
     5.50% due 08/01/06.................................    74,000     74,748
    Ford Motor Credit Co.:
     7.00% due 10/01/13.................................   175,000    167,758
    FPL Group Capital, Inc.:
     4.09% due 02/16/07.................................    87,000     86,820
    General Motors Acceptance Corp.:
     5.53% due 12/01/14(9)..............................   275,000    239,258
     6.75% due 12/01/14.................................   137,000    126,007
     7.00% due 02/01/12.................................   108,000    101,891
     8.00% due 11/01/31................................. 2,044,000  1,891,002
    Household Finance Corp.:
     4.75% due 07/15/13.................................   159,000    158,908
     6.38% due 10/15/11.................................    49,000     53,372
    John Deere Capital Corp.:
     4.50% due 08/25/08.................................   152,000    152,798
    National Rural Utilities Cooperative Finance Corp.:
     3.88% due 02/15/08.................................    65,000     64,537
    SLM Corp., Series A:
     3.81% due 07/27/09(9)..............................    40,000     39,977
    Xlliac Global Funding:
     4.80% due 08/10/10*................................    70,000     70,547
                                                                   ----------
                                                                    3,472,418
                                                                   ----------

58   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                                Principal   Value
                                                                 Amount@   (Note 2)
------------------------------------------------------------------------------------
CORPORATE BONDS (continued)
Financial Services -- 2.60%
  AAC Group Holding Corp.:
   10.25% due 10/01/12*(3).....................................  125,000  $   92,500
  AMR HoldCo., Inc.:
   10.00% due 02/15/15*........................................  100,000     109,000
  Associates Corp. of North America:
   6.95% due 11/01/18..........................................   40,000      48,044
  BAE Systems Holdings, Inc.:
   4.75% due 08/15/10*.........................................  163,000     163,770
   5.20% due 08/15/15*.........................................   49,000      49,564
   6.40% due 12/15/11*.........................................  159,000     173,194
  Borden US Finance Corp.:
   9.00% due 07/15/14*.........................................   50,000      51,750
  Chukchansi Economic Development Auth.:
   14.50% due 06/15/09*........................................  375,000     455,625
  Credit Suisse First Boston USA, Inc.:
   5.13% due 08/15/15..........................................   70,000      71,243
  ESI Tractebel Acquisition Corp.:
   7.99% due 12/30/11..........................................   98,000     103,491
  General Electric Capital Corp.:
   5.38% due 03/15/07..........................................   49,000      49,927
   6.75% due 03/15/32..........................................  133,000     162,263
  H&E Equipment Services LLC:
   11.13% due 06/15/12.........................................   75,000      83,812
  Huntsman Advanced Materials LLC:
   11.00% due 07/15/10.........................................   75,000      85,125
  MBNA Corp.:
   4.63% due 09/15/08..........................................  128,000     129,125
  MedCath Holdings Corp.:
   9.88% due 07/15/12..........................................  125,000     138,750
  Merrill Lynch & Co., Inc.:
   4.79% due 08/04/10..........................................   64,000      64,638
  Nexstar Finance Holdings LLC:
   11.38% due 04/01/13(3)......................................  275,000     203,500
  PCA LLC:
   11.88% due 08/01/09.........................................  200,000     120,000
  Pricoa Global Funding I:
   4.63% due 06/25/12*.........................................   35,000      35,065
  Principal Life Global Funding:
   5.13% due 06/28/07*.........................................   65,000      65,720
  PX Escrow Corp.:
   9.63% due 02/01/06(3).......................................  225,000     219,656
  Residential Capital Corp.:
   6.38% due 06/30/10*.........................................  115,000     117,392
  Salomon Smith Barney Holdings, Inc.:
   5.88% due 03/15/06..........................................   65,000      65,586
  Terra Capital, Inc.:
   11.50% due 06/01/10.........................................   81,000      92,745
   12.88% due 10/15/08.........................................  100,000     118,000
  TIAA Global Markets:
   4.13% due 11/15/07*.........................................   32,000      31,874
  Transamerica Finance Corp.:
   6.40% due 09/15/08..........................................   33,000      34,933
  Tyco International Group SA Participation Certificate Trust:
   4.44% due 06/15/07*.........................................  410,000     410,196
                                                                          ----------
                                                                           3,546,488
                                                                          ----------
Foods -- 0.36%
  American Stores Co.:
   7.90% due 05/01/17..........................................   56,000      64,719
   8.00% due 06/01/26..........................................  109,000     126,225
  Wornick Co.:
   10.88% due 07/15/11.........................................  300,000     304,500
                                                                          ----------
                                                                             495,444
                                                                          ----------
Funeral Services -- 0.22%
  Alderwoods Group, Inc.:
   7.75% due 09/15/12..........................................   25,000      26,313

                                                   Principal      Value
                                                    Amount@      (Note 2)

      --------------------------------------------------------------------
      Funeral Services (continued)
        Carriage Services, Inc.:
         7.88% due 01/15/15.....................        212,000 $  220,480
        Service Corp. International:
         6.75% due 04/01/16.....................         50,000     50,625
                                                                ----------
                                                                   297,418
                                                                ----------
      Healthcare -- 0.88%
        CDRV Investors, Inc.:
         9.63% due 01/01/15(3)..................        225,000    130,500
        Concentra Operating Corp.:
         9.13% due 06/01/12.....................        100,000    105,000
         9.50% due 08/15/10.....................         25,000     26,375
        Curative Health Services, Inc.:
         10.75% due 05/01/11....................        125,000     96,875
        Encore Medical Corp.:
         9.75% due 10/01/12.....................         50,000     50,500
        Genesis HealthCare Corp.:
         2.50% due 03/15/25*....................         50,000     48,938
         8.00% due 10/15/13.....................         50,000     54,312
        Inverness Medical Innovations, Inc.:
         8.75% due 02/15/12.....................        270,000    278,100
        Pediatric Services of America, Inc.:
         10.00% due 04/15/08(1).................         25,000     25,250
        Psychiatric Solutions, Inc.:
         7.75% due 07/15/15*....................         83,000     86,527
        Team Health, Inc.:
         9.00% due 04/01/12.....................        175,000    189,875
        US Oncology, Inc.:
         10.75% due 08/15/14....................        100,000    113,000
                                                                ----------
                                                                 1,205,252
                                                                ----------
      Heavy Duty Trucks/Parts -- 0.25%
        Dana Corp.:
         5.85% due 01/15/15.....................        275,000    244,556
        Dura Operating Corp.:
         8.63% due 04/15/12.....................         83,000     76,775
        Navistar International Corp.:
         6.25% due 03/01/12.....................         19,000     18,240
                                                                ----------
                                                                   339,571
                                                                ----------
      Home Builders -- 0.05%
        Centex Corp.:
         4.88% due 08/15/08.....................         70,000     70,454
                                                                ----------
      Hospital Management -- 0.45%
        HCA, Inc.:
         6.38% due 01/15/15.....................        225,000    231,002
         6.75% due 07/15/13.....................        125,000    131,057
        Tenet Healthcare Corp.:
         6.50% due 06/01/12.....................        100,000     94,500
         9.25% due 02/01/15*....................        100,000    103,000
        Triad Hospitals, Inc.:
         7.00% due 11/15/13.....................         50,000     51,313
                                                                ----------
                                                                   610,872
                                                                ----------
      Hospital Supplies -- 0.13%
        Universal Hospital Services, Inc.:
         10.13% due 11/01/11....................        175,000    176,750
                                                                ----------
      Household Products -- 0.45%
        Jostens Holding Corp.:
         10.25% due 12/01/13(3).................        150,000    109,500
        Procter & Gamble Co.:
         2.00% due 06/21/10..................... JPY 52,000,000    499,024
                                                                ----------
                                                                   608,524
                                                                ----------
      Information Processing - Services -- 0.22%
        Spheris, Inc.:
         11.00% due 12/15/12*...................        100,000     93,000

August 31, 2005  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   59


                                                     Principal   Value
                                                      Amount@   (Note 2)
       ------------------------------------------------------------------
       CORPORATE BONDS (continued)
       Information Processing - Services (continued)
         SunGard Data Systems, Inc.:
          9.13% due 08/15/13*.......................  100,000  $  105,000
          10.25% due 08/15/15*......................  100,000     104,500
                                                               ----------
                                                                  302,500
                                                               ----------
       Information Processing - Software -- 0.06%
         Activant Solutions, Inc.:
          9.50% due 04/01/10*(9)....................   75,000      76,688
                                                               ----------
       Insurance -- 0.35%
         Americo Life, Inc.:
          7.88% due 05/01/13*.......................   28,000      29,626
         Crum & Forster Holdings Corp.:
          10.38% due 06/15/13.......................   75,000      82,875
         MIC Financing Trust I:
          8.38% due 02/01/27*.......................  113,000     117,582
         Ohio Casualty Corp.:
          7.30% due 06/15/14........................   75,000      82,534
         XL Capital, Ltd.:
          5.25% due 09/15/14........................  158,000     159,009
                                                               ----------
                                                                  471,626
                                                               ----------
       Leisure & Tourism -- 1.49%
         Circus & Eldorado Joint Venture:
          10.13% due 03/01/12.......................  160,000     168,800
         Denny's Corp.:
          10.00% due 10/01/12.......................  150,000     157,125
         Eldorado Casino Shreveport Capital Corp.:
          10.00% due 08/01/12.......................  151,525     150,010
         Eldorado Resorts LLC:
          9.00% due 04/15/14(1)(8)..................  250,000     250,000
         Hilton Hotels Corp.:
          7.95% due 04/15/07........................   59,000      62,075
         Riviera Holdings Corp.:
          11.00% due 06/15/10(12)...................   60,000      65,400
         Sbarro, Inc.:
          11.00% due 09/15/09.......................  275,000     278,437
         Seneca Gaming Corp.:
          7.25% due 05/01/12*.......................   50,000      52,000
         Six Flags, Inc.:
          4.50% due 05/15/15........................  250,000     318,125
         True Temper Sports, Inc.:
          8.38% due 09/15/11........................  125,000     121,250
         Turning Stone Casino Resort Enterprise:
          9.13% due 12/15/10*.......................   50,000      52,625
         Waterford Gaming LLC:
          8.63% due 09/15/12*.......................   88,000      93,720
         Worldspan Financing Corp.:
          10.04% due 02/15/11*(9)...................  275,000     259,875
                                                               ----------
                                                                2,029,442
                                                               ----------
       Machinery -- 0.06%
         Dresser-Rand Group, Inc.:
          7.38% due 11/01/14*.......................   75,000      77,625
                                                               ----------
       Manufacturing -- 0.04%
         ACCO Brands Corp.:
          7.63% due 08/15/15*.......................   50,000      50,125
                                                               ----------
       Medical - Biomedical/Gene -- 0.14%
         Genetech, Inc.:
          5.25% due 07/15/35*.......................  190,000     191,998
                                                               ----------
       Metals -- 0.38%
         Alaska Steel Corp.:
          7.88% due 02/15/09........................   25,000      24,312
         Allegheny Technologies, Inc.:
          8.38% due 12/15/11........................   50,000      53,375
         Chaparral Steel Co.:
          10.00% due 07/15/13*......................   50,000      52,500

                                                 Principal   Value
                                                  Amount@   (Note 2)

           ----------------------------------------------------------
           Metals (continued)
             Crown Cork & Seal Co., Inc.:
              8.00% due 04/15/23................  275,000  $  280,500
             Freeport McMoRan Resources:
              7.00% due 02/15/08................   50,000      51,125
             Renco Metals, Inc.:
              11.50% due 07/01/03+(1)(5)(6)(8)..   75,000           0
             Ryerson Tull, Inc.:
              8.25% due 12/15/11................   25,000      24,250
              9.13% due 07/15/06................   25,000      25,625
                                                           ----------
                                                              511,687
                                                           ----------
           Multimedia -- 0.32%
             Haights Cross Operating Co.:
              11.75% due 08/15/11...............  100,000     109,500
             News America, Inc.:
              7.30% due 04/30/28................   50,000      57,848
             Time Warner Entertainment Co. LP:
              8.38% due 03/15/23................  135,000     169,829
             Time Warner, Inc.:
              6.63% due 05/15/29................   95,000     103,348
                                                           ----------
                                                              440,525
                                                           ----------
           Oil & Gas -- 1.67%
             Belden & Blake Corp.:
              8.75% due 07/15/12................   50,000      53,000
             Chesapeake Energy Corp.:
              6.25% due 01/15/18................  250,000     247,812
              6.63% due 01/15/16................   25,000      25,625
             CITGO Petroleum Corp.:
              6.00% due 10/15/11................   50,000      50,000
             Colorado Interstate Gas Co.:
              6.85% due 06/15/37................   75,000      78,928
             ConocoPhillips:
              7.00% due 03/30/29................  100,000     124,761
             Dynegy-Roseton/Danskammer:
              7.67% due 11/08/16................   75,000      75,000
             El Paso Production Holding Co.:
              7.75% due 06/01/13................  450,000     475,875
             Encore Acquisition Co.:
              6.00% due 07/15/15*...............   50,000      48,750
              6.25% due 04/15/14................   25,000      24,875
             Exco Resources, Inc.:
              7.25% due 01/15/11................   65,000      66,950
             Grant Prideco, Inc.:
              6.13% due 08/15/15*...............   25,000      25,313
             Hanover Compressor Co.:
              zero coupon due 03/31/07..........   25,000      22,375
             Hilcorp Energy LP:
              10.50% due 09/01/10*..............  275,000     305,250
             KeySpan Corp.:
              4.90% due 05/16/08................  166,000     168,164
             Oslo Seismic Services, Inc.:
              8.28% due 06/01/11................  141,235     149,147
             Pride International, Inc.:
              7.38% due 07/15/14................   50,000      54,250
             Seitel, Inc.:
              11.75% due 07/15/11...............  250,000     278,750
                                                           ----------
                                                            2,274,825
                                                           ----------
           Paper/Forest Products -- 0.69%
             Boise Cascade LLC:
              6.47% due 10/15/12(9).............  175,000     176,312
             Caraustar Industries, Inc.:
              7.38% due 06/01/09................   25,000      24,875
              9.88% due 04/01/11................  100,000     103,250
             Constar International, Inc.:
              7.17% due 02/15/12*(9)............   75,000      72,000

60   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                  Principal  Value
                                                   Amount@  (Note 2)
           ---------------------------------------------------------
           CORPORATE BONDS (continued)
           Paper/Forest Products (continued)
             Fibermark, Inc.:
              10.75% due 04/15/11+(2)(5)(8)......   75,000  $ 56,625
             Huntsman Packaging Corp.:
              13.00% due 06/01/10................  100,000    72,000
             Packaging Corp. of America:
              5.75% due 08/01/13.................   42,000    41,710
             Pliant Corp.:
              11.13% due 09/01/09................  103,000    96,048
              13.00% due 06/01/10................  100,000    72,000
             Specialty Paperboard, Inc.:
              9.38% due 10/15/06+(2)(5)(8).......  325,000   230,750
                                                            --------
                                                             945,570
                                                            --------
           Pollution Control -- 0.08%
             Allied Waste North America, Inc.:
              7.38% due 04/15/14.................   75,000    70,500
              9.25% due 09/01/12.................   33,000    36,053
                                                            --------
                                                             106,553
                                                            --------
           Railroads & Equipment -- 0.30%
             Burlington Northern Santa Fe Corp.:
              7.29% due 06/01/36.................   38,000    49,242
              8.13% due 04/15/20.................  117,000   153,707
             Norfolk Southern Corp.:
              5.59% due 05/17/25.................  122,000   126,826
             Progress Rail Services Corp.:
              7.75% due 04/01/12*................   75,000    76,312
                                                            --------
                                                             406,087
                                                            --------
           Real Estate -- 0.09%
             Brascan Corp.:
              8.13% due 12/15/08.................   69,000    76,542
             EOP Operating LP:
              8.38% due 03/15/06.................   51,000    52,070
                                                            --------
                                                             128,612
                                                            --------
           Real Estate Investment Trusts -- 0.51%
             Host Marriott LP:
              6.38% due 03/15/15.................  100,000    99,125
             National Health Investors, Inc.:
              7.30% due 07/16/07.................   75,000    77,429
             Nationwide Health Properties, Inc.:
              6.00% due 05/20/15.................   35,000    35,831
             Omega Healthcare Investors, Inc.:
              6.95% due 08/01/07.................   25,000    25,250
             Senior Housing Properties Trust:
              8.63% due 01/15/12.................  250,000   280,000
             Trustreet Properties, Inc.:
              7.50% due 04/01/15*................  175,000   179,812
                                                            --------
                                                             697,447
                                                            --------
           Retail -- 0.67%
             Ferrellgas LP:
              6.75% due 05/01/14.................  175,000   173,688
             May Department Stores Co.:
              7.45% due 09/15/11.................   66,000    74,934
             MTS, Inc.:
              9.38% due 03/15/09(1)(4)(8)........   15,032     3,908
             Rite Aid Corp.:
              6.88% due 08/15/13.................   50,000    43,250
             Saks, Inc.:
              9.88% due 10/01/11.................  200,000   217,500
             Stater Brothers Holdings, Inc.:
              8.13% due 06/15/12.................  275,000   279,125
             Wal-Mart Stores, Inc.:
              5.25% due 09/01/35.................  115,000   116,042
                                                            --------
                                                             908,447
                                                            --------

                                                      Principal   Value
                                                       Amount@   (Note 2)

     ---------------------------------------------------------------------
     Savings & Loan -- 0.23%
       Charter One Bank FSB:
        6.38% due 05/15/12...........................   211,000 $  233,641
       Sovereign Bancorp, Inc.:
        4.80% due 09/01/10*..........................    80,000     80,585
                                                                ----------
                                                                   314,226
                                                                ----------
     Telecommunications -- 3.16%
       Alaska Communications Systems Holdings, Inc.:
        9.88% due 08/15/11...........................    82,000     89,790
       Alltel Corp.:
        4.66% due 05/17/07...........................    38,000     38,236
       American Cellular Corp.:
        10.00% due 08/01/11..........................   400,000    426,000
       AT&T Wireless Services, Inc.:
        7.88% due 03/01/11...........................   206,000    238,091
       Cincinnati Bell Telephone Co.:
        7.18% due 12/15/23...........................    25,000     24,875
        7.20% due 11/29/23...........................   125,000    121,875
       Cincinnati Bell, Inc.:
        7.00% due 02/15/15*..........................    25,000     24,625
        7.25% due 06/15/23...........................    25,000     23,563
        8.38% due 01/15/14...........................    50,000     50,500
       Corning, Inc.:
        6.85% due 03/01/29...........................    42,000     45,033
       GTE Northwest, Inc.:
        5.55% due 10/15/08...........................    40,000     41,012
       ICO North America, Inc.:
        7.50% due 08/15/09(1)(8).....................   125,000    132,500
       LCI International, Inc.:
        7.25% due 06/15/07........................... 1,525,000  1,502,125
       Motorola, Inc.:
        6.50% due 09/01/25...........................   194,000    217,117
       Nextel Communications, Inc.:
        6.88% due 10/31/13...........................   275,000    294,545
       Nextmedia Operating, Inc.:
        10.75% due 07/01/11..........................    50,000     54,125
       Rural Cellular Corp.:
        9.75% due 01/15/10...........................   125,000    126,562
       Southwestern Bell Telephone Co.:
        6.55% due 10/07/08...........................   200,000    210,906
       Sprint Capital Corp.:
        6.88% due 11/15/28...........................    11,000     12,605
       Triton PCS, Inc.:
        8.50% due 06/01/13...........................    50,000     47,625
       United States West Communications, Inc.:
        7.13% due 11/15/43...........................   175,000    150,062
        7.25% due 10/15/35...........................   150,000    134,625
        7.50% due 06/15/23...........................    25,000     23,063
       Valor Telecommunications Enterprises LLC:
        7.75% due 02/15/15...........................    75,000     73,688
       Verizon New York, Inc., Series B:
        7.38% due 04/01/32...........................   101,000    118,439
       Zeus Special Subsidiary, Ltd.:
        9.25% due 02/01/15*(3).......................   125,000     84,375
                                                                ----------
                                                                 4,305,962
                                                                ----------
     Textile - Products -- 0.02%
       Collins & Aikman Floor Cover:
        9.75% due 02/15/10...........................    25,000     25,625
                                                                ----------
     Tobacco -- 0.19%
       Alliance One International, Inc.:
        12.75% due 11/15/12*.........................   125,000    117,500
       North Atlantic Holding Co., Inc.:
        12.25% due 03/01/14(3).......................   175,000     46,375
       North Atlantic Trading Co.:
        9.25% due 03/01/12...........................   125,000     92,188
                                                                ----------
                                                                   256,063
                                                                ----------

August 31, 2005  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   61


                                                  Principal   Value
                                                   Amount@   (Note 2)
         --------------------------------------------------------------
         CORPORATE BONDS (continued)
         Utilities - Electric -- 3.74%
           AES Corp.:
            8.88% due 11/01/27...................   125,000 $   137,500
           Calpine Corp.:
            4.75% due 11/15/23................... 1,350,000     889,312
            7.75% due 06/01/15...................   350,000     334,688
            8.75% due 07/15/13*..................   545,000     403,300
           Consolidated Edison, Inc.:
            3.63% due 08/01/08...................    79,000      77,527
           Consolidated Natural Gas Co.:
            5.38% due 11/01/06...................    74,000      74,894
           Dominion Resources, Inc.:
            5.95% due 06/15/35...................    40,000      41,781
           Edison Mission Energy:
            9.88% due 04/15/11...................   150,000     177,188
           Florida Power Corp.:
            4.50% due 06/01/10...................    33,000      33,048
           MidAmerican Energy Holdings Co.:
            5.00% due 02/15/14...................    71,000      71,401
           Mission Energy Holding Co.:
            13.50% due 07/15/08..................   875,000   1,041,250
           Pepco Holding, Inc.:
            5.50% due 08/15/07...................    81,000      82,587
           Potomac Edison Co.:
            5.35% due 11/15/14*..................   112,000     116,215
           PSI Energy, Inc.:
            7.85% due 10/15/07...................   119,000     126,964
           Reliant Energy, Inc.:
            6.75% due 12/15/14...................    25,000      24,625
           Reliant Resources, Inc.:
            9.50% due 07/15/13...................    50,000      55,625
           Southern Energy Corp.:
            7.90% due 07/15/09*+(2)(5)........... 1,350,000   1,387,125
           UniSource Energy Corp.:
            4.50% due 03/01/35*..................    25,000      26,531
                                                            -----------
                                                              5,101,561
                                                            -----------
         Utilities - Gas, Distribution -- 0.03%
           Sempra Energy:
            4.62% due 05/17/07...................    38,000      38,146
                                                            -----------
         Utilities - Gas, Pipeline -- 1.30%
           El Paso Natural Gas Co.:
            7.63% due 08/01/10...................   175,000     187,339
            8.63% due 01/15/22...................   275,000     328,346
           NGC Corp. Capital Trust I:
            8.32% due 06/01/27...................   950,000     859,750
           Pacific Energy Partners LP:
            7.13% due 06/15/14...................   105,000     109,987
           Transcontinental Gas Pipe Line Corp.:
            8.88% due 07/15/12...................    50,000      58,750
           Williams Cos., Inc.:
            7.88% due 09/01/21...................   200,000     225,500
                                                            -----------
                                                              1,769,672
                                                            -----------
         Total Corporate Bonds
            (Cost $41,726,469)...................            42,610,812
                                                            -----------
         FOREIGN BONDS & NOTES -- 33.43%
         Banks -- 0.11%
           HBOS Treasury Services PLC:
            3.50% due 11/30/07*..................    64,000      63,002
           NIB Capital Bank NV:
            5.82% due 12/11/13*(10)..............    80,000      84,289
                                                            -----------
                                                                147,291
                                                            -----------
         Broadcasting -- 0.47%
           Grupo Televisa SA:
            6.63% due 03/18/25*..................   149,000     151,235

                                                  Principal      Value
                                                   Amount@      (Note 2)

      -------------------------------------------------------------------
      Broadcasting (continued)
        Telenet Group Holding NV:
         11.50% due 06/15/14*(3)..............         600,000 $  484,500
                                                               ----------
                                                                  635,735
                                                               ----------
      Building Materials -- 0.08%
        North American Energy Partners, Inc.:
         8.75% due 12/01/11...................         125,000    115,937
                                                               ----------
      Chemical -- 0.34%
        Rhodia SA:
         8.88% due 06/01/11...................         475,000    463,125
                                                               ----------
      Conglomerates -- 0.04%
        Tyco International Group SA:
         6.88% due 01/15/29...................          50,000     59,644
                                                               ----------
      Drugs -- 0.68%
        Abbott Japan Co., Ltd.:
         1.05% due 11/06/08...................  JPY 50,000,000    459,402
        Elan Finance PLC/Elan Finance Corp.:
         7.75% due 11/15/11*..................         425,000    374,000
         7.79% due 11/15/11*(9)...............         100,000     88,500
                                                               ----------
                                                                  921,902
                                                               ----------
      Finance Companies -- 0.08%
        Diageo Capital PLC:
         4.38% due 05/03/10...................          68,000     68,077
        FBG Finance, Ltd.:
         5.88% due 06/15/35*..................          40,000     40,941
                                                               ----------
                                                                  109,018
                                                               ----------
      Financial Services -- 1.68%
        Aries Vermogensverwaltung GmbH:
         9.60% due 10/25/14...................       1,250,000  1,640,625
        Bluewater Finance, Ltd.:
         10.25% due 02/15/12..................         125,000    135,625
        Elan Capital Corp., Ltd.:
         6.50% due 11/10/08...................          50,000     68,910
        Nationwide Building Society:
         2.63% due 01/30/07*..................          65,000     63,603
        Nell AF SARL:
         8.38% due 08/15/15*..................         375,000    379,219
                                                               ----------
                                                                2,287,982
                                                               ----------
      Freight -- 0.15%
        Ultrapetrol Bahamas, Ltd.:
         9.00% due 11/24/14...................         225,000    209,250
                                                               ----------
      Government Agencies -- 28.01%
        Brazil Federative Republic:
         4.31% due 04/15/12(9)................       1,214,721  1,166,132
         8.00% due 01/15/18...................       1,560,000  1,612,260
         8.25% due 01/20/34...................         100,000     97,250
         8.88% due 04/15/24...................         100,000    103,500
         10.00% due 08/07/11..................         200,000    226,500
         10.25% due 06/17/13..................         495,000    571,725
         11.00% due 01/11/12..................          80,000     94,400
         14.50% due 10/15/09..................         340,000    437,240
        Federal Republic of Germany:
         3.50% due 10/09/09...................  EUR    310,000    397,513
        Government of Canada:
         4.25% due 09/01/08...................  CAD  1,200,000  1,042,713
         5.00% due 06/01/14...................  CAD    320,000    295,018
         5.75% due 09/01/06...................  CAD  1,078,000    933,243
        Government of France:
         5.00% due 10/25/11...................  EUR    540,000    751,888
         5.50% due 04/25/29...................  EUR    175,000    282,179
        Government of Japan:
         3.00% due 09/20/05................... JPY 108,000,000    976,778

62   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005


                                                        Principal       Value
                                                         Amount@       (Note 2)
---------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Government Agencies (continued)
  Government of Ukraine:
   7.65% due 06/11/13...............................          480,000 $   529,296
  Government of United Kingdom:
   5.00% due 03/07/08...............................  GBP     322,000     593,281
   5.00% due 03/07/12...............................  GBP     740,000   1,401,326
  Kingdom of Spain:
   6.15% due 01/31/13...............................  EUR     510,000     764,432
  Kingdom of Sweden:
   4.50% due 08/12/15...............................  SEK   9,140,000   1,364,706
   5.00% due 01/28/09...............................  SEK  11,800,000   1,694,717
  Republic of Argentina:
   4.01% due 08/03/12(9)(13)........................        1,070,000     827,645
   5.25% due 12/31/38(3)............................        1,558,637     563,447
   8.28% due 12/31/33...............................          658,809     628,175
  Republic of Colombia:
   8.25% due 12/22/14...............................          155,000     167,787
   10.75% due 01/15/13..............................          290,000     354,525
   12.00% due 10/22/15(1)...........................  COP 871,000,000     416,272
  Republic of Greece:
   4.65% due 04/19/07...............................  EUR     594,000     760,753
   5.25% due 05/18/12...............................  EUR     480,000     675,331
  Republic of Italy:
   5.25% due 12/15/05...............................  EUR     478,000     594,721
   5.25% due 11/01/29...............................  EUR     642,000     968,653
  Republic of Peru:
   5.00% due 03/07/17(10)...........................          140,250     137,620
   7.35% due 07/21/25...............................        1,275,000   1,322,813
  Republic of Poland:
   5.75% due 03/24/10...............................  PLN     800,000     256,243
  Republic of South Africa:
   13.00% due 08/31/10.............................. ZAR    2,200,000     419,932
   13.50% due 09/15/15.............................. ZAR    1,150,000     247,397
  Republic of Turkey:
   9.50% due 01/15/14...............................          100,000     118,000
   11.00% due 01/14/13..............................          175,000     218,969
   11.88% due 01/15/30..............................        1,425,000   2,032,406
  Republic of Uruguay:
   7.50% due 03/15/15...............................          150,000     149,250
  Republic of Venezuela:
   8.50% due 10/08/14...............................          220,000     233,200
   9.25% due 09/15/27...............................          935,000   1,014,475
  Russian Federation:
   3.00% due 05/14/11...............................          560,000     498,400
   7.50% due 03/31/30(3)............................        4,075,000   4,656,910
   8.25% due 03/31/10...............................          600,000     651,420
   12.75% due 06/24/28..............................          150,000     280,290
  United Mexican States:
   5.88% due 01/15/14...............................          275,000     287,375
   6.38% due 01/16/13...............................          295,000     318,010
   6.63% due 03/03/15...............................        1,275,000   1,407,600
   7.50% due 04/08/33...............................          400,000     468,000
   8.13% due 12/30/19...............................          285,000     351,833
   8.30% due 08/15/31...............................          210,000     266,175
   9.50% due 12/18/14...............................  MXN  16,125,000   1,544,881
                                                                      -----------
                                                                       38,174,605
                                                                      -----------
Insurance -- 0.20%
  Fairfax Financial Holdings, Ltd.:
   8.25% due 10/01/15...............................          275,000     272,250
                                                                      -----------
Leisure & Tourism -- 0.13%
  Corporacion Interamericana de Entretenimiento SA:
   8.88% due 06/14/15*..............................           75,000      73,781
  Grupo Posadas SA de CV:
   8.75% due 10/04/11*..............................          100,000     106,500
                                                                      -----------
                                                                          180,281
                                                                      -----------

                                                    Principal     Value
                                                     Amount@     (Note 2)

    -----------------------------------------------------------------------
    Metals -- 0.19%
      CSN Islands VIII Corp.:
       9.75% due 12/16/13*.......................       150,000 $   159,375
       10.00% due 01/15/15*......................        75,000      79,875
      Noranda, Inc.:
       8.38% due 02/15/11........................        20,000      23,060
                                                                -----------
                                                                    262,310
                                                                -----------
    Oil & Gas -- 0.21%
      ENI Coordination Center:
       5.25% due 12/27/07........................  GBP  135,000     247,422
      Petro-Canada:
       5.95% due 05/15/35........................        38,000      39,860
                                                                -----------
                                                                    287,282
                                                                -----------
    Paper/Forest Products -- 0.47%
      Abitibi-Cons., Inc.:
       8.55% due 08/01/10........................       200,000     204,500
      Stora Enso Oyj:
       3.88% due 12/15/09........................ SEK 3,200,000     435,954
                                                                -----------
                                                                    640,454
                                                                -----------
    Retail -- 0.13%
      Jean Coutu Group, Inc.:
       8.50% due 08/01/14........................       175,000     179,375
                                                                -----------
    Semiconductors -- 0.04%
      STATS ChipPAC, Ltd.:
       6.75% due 11/15/11........................        50,000      48,500
                                                                -----------
    Telecommunications -- 0.42%
      British Telecommunications PLC:
       7.63% due 12/15/05........................        65,000      65,671
      Deutsche Telekom International Finance BV:
       8.75% due 06/15/30........................        72,000      97,281
      Intelsat Bermuda, Ltd.:
       8.63% due 01/15/15*.......................       225,000     233,437
      Telecom Italia Capital SA:
       4.00% due 01/15/10*.......................        54,000      52,577
       6.00% due 09/30/34*.......................        83,000      85,209
      Telus Corp.:
       7.50% due 06/01/07........................        32,000      33,635
                                                                -----------
                                                                    567,810
                                                                -----------
    Utilities - Electric -- 0.00%
      AES Drax Energy, Ltd.:
       11.50% due 08/30/10+(2)...................       175,000         175
                                                                -----------
    Total Foreign Bonds & Notes
       (Cost $44,254,926)........................                45,562,926
                                                                -----------
    UNITED STATES GOVERNMENT BONDS -- 20.20%
    Government Agencies -- 14.35%
      Federal Farm Credit Banks:
       2.38% due 10/02/06........................       400,000     393,247
       2.50% due 03/15/06........................       400,000     397,072
      Federal Home Loan Bank:
       3.50% due 05/15/07........................       400,000     396,390
       3.88% due 12/20/06........................       400,000     399,382
      Federal Home Loan Mtg. Corp.:
       3.63% due 02/15/07........................       416,000     413,814
       3.75% due 03/03/08........................       280,000     278,483
       4.13% due 07/12/10........................       200,000     199,640
       4.50% due 02/01/20........................       568,620     564,397
       4.50% due 08/01/20........................       200,000     198,515
       5.00% due 09/01/18........................       812,010     818,885
       5.00% due 07/01/20........................       500,000     504,031
       5.00% due 05/01/34........................       727,743     723,579
       5.00% due 02/01/35........................       121,748     121,051
       5.00% due 08/01/35........................       900,000     893,995
       5.50% due 07/01/35........................     1,100,000   1,112,537

August 31, 2005  STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   63


                                                   Principal   Value
                                                    Amount@   (Note 2)
        ----------------------------------------------------------------
        UNITED STATES GOVERNMENT BONDS (continued)
        Government Agencies (continued)
           6.00% due 01/01/30.....................    54,952 $    56,409
           6.00% due 12/01/31.....................    12,380      12,696
           6.00% due 02/01/32.....................   318,734     326,880
           6.00% due 07/01/35.....................   399,135     408,622
           6.50% due 07/01/29.....................     9,572       9,928
           6.88% due 09/15/10.....................   772,000     865,932
           7.00% due 06/01/29.....................    25,599      26,799
          Federal National Mtg. Assoc.:
           3.00% due 03/02/07.....................   400,000     394,219
           3.38% due 05/15/07.....................   400,000     395,765
           3.41% due 08/30/07.....................   400,000     394,611
           4.50% due 06/01/19.....................   469,120     465,559
           4.50% due 02/01/35.....................   341,865     331,785
           4.63% due 04/01/35(9)..................   571,680     572,431
           5.00% due 06/01/19.....................   200,628     202,142
           5.00% due 03/01/34.....................   373,938     371,906
           5.00% due 11/01/34.....................   497,194     494,492
           5.25% due 08/01/12.....................   600,000     631,113
           5.50% due 03/01/18.....................    41,038      41,952
           5.50% due 07/01/19.....................   364,110     372,162
           5.50% due 01/01/29.....................    98,567      99,762
           5.50% due 05/01/29.....................    30,099      30,449
           5.50% due 06/01/34..................... 1,167,618   1,180,037
           5.50% due 03/01/35.....................   936,008     945,970
           6.00% due 02/01/32.....................   116,918     119,867
           6.00% due 10/01/34..................... 1,836,848   1,880,478
           6.00% due 06/01/35.....................   748,361     766,148
           6.50% due 12/01/31.....................   143,262     148,461
           6.50% due 04/01/34.....................   325,150     336,043
           6.50% due 02/01/35.....................   133,312     137,779
           7.50% due 03/01/32.....................     9,126       9,676
           8.50% due 08/01/31.....................    23,851      25,975
          Tennessee Valley Authority:
           4.65% due 06/15/35.....................    81,000      81,008
                                                             -----------
                                                              19,552,074
                                                             -----------
        Government Obligations -- 5.85%
          United States Treasury Bonds:
           5.38% due 02/15/31..................... 1,736,000   2,035,325
           6.25% due 08/15/23.....................   495,000     613,375
           9.38% due 02/15/06.....................   320,000     329,012
          United States Treasury Notes:
           2.50% due 05/31/06.....................   205,000     203,118
           3.38% due 10/15/09.....................    73,000      71,671
           3.50% due 08/15/09..................... 1,500,000   1,480,546
           3.63% due 01/15/10.....................    38,000      37,638
           3.88% due 05/15/10.....................    65,000      65,012
           3.88% due 07/15/10.....................    45,000      45,002
           4.00% due 06/15/09.....................   410,000     412,227
           4.00% due 04/15/10.....................    34,000      34,187
           4.13% due 05/15/15.....................   118,000     118,761
           4.25% due 08/15/14.....................    82,000      83,381
           5.75% due 11/15/05..................... 2,000,000   2,008,672
           6.50% due 10/15/06.....................   100,000     102,926
           6.50% due 02/15/10.....................   300,000     331,968
                                                             -----------
                                                               7,972,821
                                                             -----------
        Total United States Government Bonds
           (Cost $27,383,326).....................            27,524,895
                                                             -----------
        SUPRANATIONAL -- 0.05%
        Semiconductors -- 0.05%
          Magnachip Semiconductor SA:
           6.88% due 12/15/11.....................    25,000      24,438
           8.00% due 12/15/14.....................    50,000      47,000
                                                             -----------
                                                                  71,438
                                                             -----------
        Total Supranational
           (Cost $76,312).........................                71,438
                                                             -----------

                                                           Principal
                                                            Amount/       Value
                                                            Shares@      (Note 2)

-----------------------------------------------------------------------------------
COMMON STOCK -- 2.76%
Broadcasting -- 0.17%
   Charter Communications, Inc., Class A+................     150,000  $    223,500
                                                                       ------------
Commercial Services -- 0.04%
   NES Rentals Holdings, Inc.+...........................       5,026        50,260
                                                                       ------------
Leisure & Tourism -- 0.05%
   Magna Entertainment Corp., Class A+...................       5,300        34,980
   Shreveport Gaming Holdings, Inc.(1)(8)(16)............       1,280        29,470
                                                                       ------------
                                                                             64,450
                                                                       ------------
Oil & Gas -- 0.42%
   Trico Marine Services, Inc.+..........................      25,400       577,850
                                                                       ------------
Real Estate Investment Trusts -- 0.13%
   Meristar Hospitality Corp.+...........................      19,490       179,308
                                                                       ------------
Retail -- 0.00%
   MTS, Inc.+(1)(8)......................................       3,863             0
                                                                       ------------
Telecommunications -- 1.95%
   Alamosa PCS Holdings, Inc.+...........................      11,023       190,698
   iPCS, Inc.+...........................................      27,658     1,158,870
   IWO Holdings, Inc.+(1)................................      31,250     1,312,500
                                                                       ------------
                                                                          2,662,068
                                                                       ------------
Total Common Stock
   (Cost $1,663,759).....................................                 3,757,436
                                                                       ------------
PREFERRED STOCK -- 0.57%
Broadcasting -- 0.22%
  Paxson Communications Corp.:
   13.25%(4).............................................          45       306,000
                                                                       ------------
Commercial Services -- 0.03%
  Rent-Way, Inc.:
   8.00%(1)(8)(16).......................................           4        43,763
                                                                       ------------
Financial Services -- 0.29%
  Fannie Mae:
   7.00%(9)..............................................         997        55,682
  Freddie Mac:
   5.70%.................................................         921        46,234
  General Electric Capital Corp.:
   8.00%(3)..............................................      12,000       293,760
                                                                       ------------
                                                                            395,676
                                                                       ------------
Retail -- 0.03%
  GNC Corp.:
   12.00%(4).............................................          50        37,500
                                                                       ------------
Total Preferred Stock
   (Cost $835,540).......................................                   782,939
                                                                       ------------
WARRANTS -- 0.00%
Telecommunications -- 0.00%
  GT Group Telecommunications, Inc.:
   Expires 02/01/10 (Strike price $0.00)+*(1)(8)
   (Cost $0).............................................          50             1
                                                                       ------------
Total Long-Term Investment Securities
   (Cost $120,105,836)...................................               124,490,772
                                                                       ------------
REPURCHASE AGREEMENT -- 7.67%
  Agreement with State Street Bank & Trust Co., bearing
   interest at 3.36%, dated 08/31/05, to be repurchased
   09/01/05 in the amount of $10,451,975 and
   collateralized by Federal Home Loan Bank Notes,
   bearing interest at 3.88%, due 06/08/07 and having an
   approximate value of $10,767,834
   (Cost $10,451,000).................................... $10,451,000    10,451,000
                                                                       ------------
TOTAL INVESTMENTS
   (Cost $130,556,836)(7)................................       99.01%  134,941,772
Other assets less liabilities............................        0.99%    1,352,899
                                                          -----------  ------------
NET ASSETS --                                                  100.00% $136,294,671
                                                          ===========  ============

64   STRATEGIC BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED   August 31, 2005

--------
Pass through -- These certificates are backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
+   Non-income producing security
* Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At August 31, 2005, the aggregate value of these securities was $12,560,361 representing 9.22% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
@   Denominated in United States dollars unless otherwise indicated.
(1) Fair valued security (see Note 2)
(2) Bond in default
(3) "Step Up" security where the rate increases ("steps up") at a predetermined rate. Rate shown reflects the increased rate.
(4) PIK ("Payment-in-Kind"). Payments made with additional securities in lieu of cash.
(5) Company has filed for Chapter 11 bankruptcy protection.
(6) Bond is in default and did not pay principal at maturity. Security is subject to litigation, the outcome of which is still to be determined.
(7) See Note 5 for cost of investments on a tax basis.
(8) Illiquid security
(9) Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of August 31, 2005.
(10)Variable rate security -- the rate reflected is as of August 31, 2005; maturity date reflects next reset date.
(11)Commercial Mortgage-Backed Security
(12)Security represents an investment in an affiliated company (see Note 3).
(13)The par value of this security is at a ratio of 87.50/100.
(14)Company has filed for Chapter 11 bankruptcy protection subsequent to August 31, 2005.
(15)Bond in default subsequent to August 31, 2005.
(16)To the extent permitted by the Statement of Additional Information, the Strategic Bond Fund may invest in restricted securities. The Fund has no right to demand registration of these securities. The securities are valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2005, the Strategic Bond Fund held the following restricted securities:

                                                                Value as a
                        Acquisition Shares/ Acquisition Market     % of
            Name           Date       Par      Cost     Value   Net Assets
      ----------------- ----------- ------- ----------- ------- ----------
      Rent-Way, Inc. 8%
       Preferred Stock. 05/29/2003       3    $25,000
                        05/14/2004       1     10,000
                                     -----    -------
                                         4    $35,000   $43,763    0.03%
      Shreveport Gaming
       Holdings, Inc... 07/21/2005     257    $ 5,918
                        07/29/2005   1,023     23,552
                                     -----    -------
                                     1,280    $29,470   $29,470    0.02%
                                                        -------    ----
                                                        $73,233    0.05%
                                                        =======    ====

     Open Forward Currency Contracts
     ---------------------------------------------------------------------
                                                                 Gross
               Contract to            In Exchange   Delivery   Unrealized
                 Deliver                  For         Date    Appreciation
     ---------------------------------------------------------------------
             *AUD 2,385,000          USD 1,829,200 11/04/2005   $35,276
             *USD 1,594,970          EUR 1,300,000 11/04/2005    13,556
                                                                -------
                                                                 48,832
                                                                =======

              -------------------------------------------------------
                                                            Gross
               Contract to       In Exchange   Delivery   Unrealized
                 Deliver             For         Date    Depreciation
              -------------------------------------------------------
              *EUR 1,325,000    USD 1,622,940 11/04/2005    (16,519)
               EUR 2,625,000    USD 3,184,991 11/04/2005    (62,993)
              *USD 1,798,147    AUD 2,385,000 11/04/2005     (4,224)
                                                           --------
                                                            (83,736)
                                                           --------
              Net Unrealized Appreciation (Depreciation)   $(34,904)
                                                           ========

--------
* Represents open forward currency contracts and offsetting or partially offsetting open forward currency contracts that do not have additional market risk but have continued counterparty settlement risk.

Currency Legend

AUD--Australian Dollar
CAD--Canadian Dollar
COP--Colombian Peso
EUR--Euro Dollar
GBP--British Pound
JPY--Japanese Yen
MXN--Mexican Peso
PLN--Polish Zloty
SEK--Swedish Krona
ZAR--South African Rand

See Notes to Financial Statements

August 31, 2005            STATEMENTS OF ASSETS AND LIABILITIES              65

                                                                  AGGRESSIVE       CAPITAL       CONSERVATIVE       CORE
                                                                    GROWTH       APPRECIATION       GROWTH          BOND
                                                                LIFESTYLE FUND       FUND       LIFESTYLE FUND      FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value (unaffiliated)*...... $            -  $   48,200,125  $            - $   96,346,484
Long-term investment securities, at value (affiliated)*........     40,685,042               -      34,522,660         27,250
Short-term investment securities, at value*....................              -               -               -              -
Repurchase agreements (cost equals market value)...............              -         765,000               -      2,840,000
                                                                --------------  --------------  -------------- --------------
TOTAL INVESTMENTS..............................................     40,685,042      48,965,125      34,522,660     99,213,734
                                                                --------------  --------------  -------------- --------------
Cash...........................................................          4,583             503          13,462          5,312
Foreign cash*..................................................              -               -               -              -
Deposit with broker for securities sold short..................              -               -               -              -
Receivable for-
   Trust shares sold...........................................         79,567          60,979          62,152        471,186
   Dividends and interest......................................              -          38,834               -      1,006,803
   Investments sold............................................          2,330               -          61,772      2,417,917
Prepaid expenses and other assets..............................            804           2,350             721          3,264
Due from investment adviser for expense
 reimbursements/fee waivers....................................          8,502          10,761           7,934         17,315
Variation margin on futures contracts..........................              -               -               -              -
Unrealized appreciation on forward foreign currency contracts..              -               -               -              -
                                                                --------------  --------------  -------------- --------------
TOTAL ASSETS...................................................     40,780,828      49,078,552      34,668,701    103,135,531
                                                                --------------  --------------  -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed.......................................          3,199          10,166           7,221          1,270
   Investments purchased.......................................         78,699               -         116,703      1,624,834
   Interest on securities sold short...........................              -               -               -              -
   Investment advisory and management fees.....................          3,407          22,587           2,867         41,669
   Shareholder services........................................              -          10,267               -         20,835
   Administrative service fees.................................              -           2,875               -          5,834
   Transfer agent fees and expenses............................            155             311             155            311
   Trustees' fees and expenses.................................         43,188          42,386          44,666         86,897
   Other accrued expenses......................................         28,920          50,836          28,772         55,251
Due to custodian...............................................              -               -               -              -
Due to custodian for foreign cash*.............................              -               -               -              -
Securities sold short, at value#...............................              -               -               -              -
Unrealized depreciation on forward foreign currency contracts..              -               -               -              -
                                                                --------------  --------------  -------------- --------------
TOTAL LIABILITIES..............................................        157,568         139,428         200,384      1,836,901
                                                                --------------  --------------  -------------- --------------
NET ASSETS..................................................... $   40,623,260  $   48,939,124  $   34,468,317 $  101,298,630
                                                                ==============  ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share................... $       37,001  $       54,987  $       31,898 $      100,716
Additional paid in capital.....................................     36,174,033      58,707,886      31,659,296     99,982,787
Accumulated undistributed net investment income (loss).........          5,975         (13,608)         20,251        277,668
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short, foreign exchange transactions and capital gains distributions from
 underlying funds..............................................        (37,459)    (14,868,688)      1,008,030         57,866
Unrealized appreciation (depreciation) on investments..........      4,443,710       5,058,547       1,748,842        879,593
Unrealized appreciation (depreciation) on futures contracts and
 written options contracts.....................................              -               -               -              -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................              -               -               -              -
Unrealized appreciation (depreciation) on securities sold short              -               -               -              -
                                                                --------------  --------------  -------------- --------------
   NET ASSETS.................................................. $   40,623,260  $   48,939,124  $   34,468,317 $  101,298,630
                                                                ==============  ==============  ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)......................  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding.................................................      3,700,142       5,498,663       3,189,774     10,071,583
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE................................. $        10.98  $         8.90  $        10.81 $        10.06
                                                                ==============  ==============  ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated).............. $            -  $   43,141,578  $            - $   95,468,006
                                                                ==============  ==============  ============== ==============
   Long-term investment securities (affiliated)................ $   36,241,332  $            -  $   32,773,818 $       26,135
                                                                ==============  ==============  ============== ==============
   Short-term investment securities............................ $            -  $            -  $            - $            -
                                                                ==============  ==============  ============== ==============
   Foreign Cash................................................ $            -  $            -  $            - $            -
                                                                ==============  ==============  ============== ==============
#Proceeds from securities sold short........................... $            -  $            -  $            - $            -
                                                                ==============  ==============  ============== ==============

                                                                  HIGH YIELD    INTERNATIONAL    LARGE CAP        MID CAP
                                                                     BOND         SMALL CAP        VALUE          GROWTH
                                                                     FUND        EQUITY FUND       FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value (unaffiliated)*...... $   74,951,331  $   99,492,086 $   87,061,245 $   50,032,144
Long-term investment securities, at value (affiliated)*........        163,500               -              -              -
Short-term investment securities, at value*....................              -                      1,906,185              -
Repurchase agreements (cost equals market value)...............      3,859,000       2,595,000              -      1,778,000
                                                                --------------  -------------- -------------- --------------
TOTAL INVESTMENTS..............................................     78,973,831     102,087,086     88,967,430     51,810,144
                                                                --------------  -------------- -------------- --------------
Cash...........................................................        312,481             560            830            688
Foreign cash*..................................................         26,101       1,925,927              -              2
Deposit with broker for securities sold short..................        217,687               -              -              -
Receivable for-
   Trust shares sold...........................................        149,559         365,251         20,271          7,556
   Dividends and interest......................................      1,266,163         130,684        207,811         34,548
   Investments sold............................................        776,746               -              -      1,078,011
Prepaid expenses and other assets..............................         11,143           2,604          2,949          2,509
Due from investment adviser for expense
 reimbursements/fee waivers....................................         24,988          55,163         15,566         22,453
Variation margin on futures contracts..........................              -               -              -              -
Unrealized appreciation on forward foreign currency contracts..              -               -              -              -
                                                                --------------  -------------- -------------- --------------
TOTAL ASSETS...................................................     81,758,699     104,567,275     89,214,857     52,955,911
                                                                --------------  -------------- -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed.......................................          9,728          51,487        178,147         54,105
   Investments purchased.......................................        702,009         228,321              -        417,152
   Interest on securities sold short...........................          2,573               -              -              -
   Investment advisory and management fees.....................         46,878          74,393         37,344         35,347
   Shareholder services........................................         16,742          20,670         18,672         11,075
   Administrative service fees.................................          4,688           5,788          5,228          3,101
   Transfer agent fees and expenses............................            312             259            259            259
   Trustees' fees and expenses.................................         51,944          51,715         65,767         52,733
   Other accrued expenses......................................         57,581         104,694         56,535         46,762
Due to custodian...............................................              -               -              -              -
Due to custodian for foreign cash*.............................              -               -              -              -
Securities sold short, at value#...............................        201,375               -              -              -
Unrealized depreciation on forward foreign currency contracts..              -               -              -              -
                                                                --------------  -------------- -------------- --------------
TOTAL LIABILITIES..............................................      1,093,830         537,327        361,952        620,534
                                                                --------------  -------------- -------------- --------------
NET ASSETS..................................................... $   80,664,869  $  104,029,948 $   88,852,905 $   52,335,377
                                                                ==============  ============== ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share................... $       90,902  $       74,053 $       64,757 $       69,203
Additional paid in capital.....................................     74,586,880      87,846,010     72,448,785     48,837,460
Accumulated undistributed net investment income (loss).........        205,176         298,922        123,491        (52,389)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short, foreign exchange transactions and capital gains distributions from
 underlying funds..............................................        791,987       2,844,880      5,102,517     (3,616,465)
Unrealized appreciation (depreciation) on investments..........      4,974,968      12,945,813     11,113,355      7,097,564
Unrealized appreciation (depreciation) on futures contracts and
 written options contracts.....................................              -               -              -              -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................         (1,357)         20,270              -              4
Unrealized appreciation (depreciation) on securities sold short         16,313               -              -              -
                                                                --------------  -------------- -------------- --------------
   NET ASSETS.................................................. $   80,664,869  $  104,029,948 $   88,852,905 $   52,335,377
                                                                ==============  ============== ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)......................  1,000,000,000   1,000,000,000  1,000,000,000  1,000,000,000
   Outstanding.................................................      9,090,186       7,405,263      6,475,702      6,920,260
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE................................. $         8.87  $        14.05 $        13.72 $         7.56
                                                                ==============  ============== ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated).............. $   69,999,694  $   86,546,273 $   75,947,890 $   42,934,580
                                                                ==============  ============== ============== ==============
   Long-term investment securities (affiliated)................ $      140,169  $            - $            - $            -
                                                                ==============  ============== ============== ==============
   Short-term investment securities............................ $            -  $            - $    1,906,185 $            -
                                                                ==============  ============== ============== ==============
   Foreign Cash................................................ $       27,458  $    1,905,583 $            - $            2
                                                                ==============  ============== ============== ==============
#Proceeds from securities sold short........................... $      217,687  $            - $            - $            -
                                                                ==============  ============== ============== ==============

See Notes to Financial Statements

66       STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED        August 31, 2005


                                                                    MID CAP        MODERATE        MONEY         SMALL CAP
                                                                     VALUE          GROWTH       MARKET II        GROWTH
                                                                     FUND       LIFESTYLE FUND     FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value (unaffiliated)*...... $  296,289,673  $            - $            - $   44,597,210
Long-term investment securities, at value (affiliated)*........              -      73,910,825              -        263,243
Short-term investment securities, at value*....................              -               -     68,095,550      1,344,000
Repurchase agreements (cost equals market value)...............      6,468,000               -      7,142,000              -
                                                                --------------  -------------- -------------- --------------
TOTAL INVESTMENTS..............................................    302,757,673      73,910,825     75,237,550     46,204,453
                                                                --------------  -------------- -------------- --------------
Cash...........................................................            884               -            516          1,076
Foreign cash*..................................................             22               -              -              -
Deposit with broker for securities sold short..................              -               -              -              -
Receivable for-
   Trust shares sold...........................................        149,090          83,199        747,168         50,138
   Dividends and interest......................................        212,317               -         78,405         14,109
   Investments sold............................................        922,706         103,979              -        151,321
Prepaid expenses and other assets..............................         17,205           1,403          3,398          2,438
Due from investment adviser for expense
 reimbursements/fee waivers....................................         32,053          10,906         10,328          9,835
Variation margin on futures contracts..........................              -               -              -              -
Unrealized appreciation on forward foreign currency contracts..              -               -              -              -
                                                                --------------  -------------- -------------- --------------
TOTAL ASSETS...................................................    304,091,950      74,110,312     76,077,365     46,433,370
                                                                --------------  -------------- -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed.......................................         45,855           1,605         51,352         58,679
   Investments purchased.......................................      1,493,534         185,573              -        141,498
   Interest on securities sold short...........................              -               -              -              -
   Investment advisory and management fees.....................        185,278           6,157         15,681         33,295
   Shareholder services........................................         63,517               -         15,681          9,793
   Administrative service fees.................................         17,785               -          4,391          2,742
   Transfer agent fees and expenses............................            311             155            104            311
   Trustees' fees and expenses.................................        185,344          77,915         98,072         51,028
   Other accrued expenses......................................         86,357          34,115         56,191         48,178
Due to custodian...............................................              -             359              -              -
Due to custodian for foreign cash*.............................              -               -              -              -
Securities sold short, at value#...............................              -               -              -              -
Unrealized depreciation on forward foreign currency contracts..              -               -              -              -
                                                                --------------  -------------- -------------- --------------
TOTAL LIABILITIES..............................................      2,077,981         305,879        241,472        345,524
                                                                --------------  -------------- -------------- --------------
NET ASSETS..................................................... $  302,013,969  $   73,804,433 $   75,835,893 $   46,087,846
                                                                ==============  ============== ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share................... $      165,285  $       61,294 $      758,359 $       37,794
Additional paid in capital.....................................    240,091,600      65,767,829     75,074,812     46,276,767
Accumulated undistributed net investment income (loss).........        (70,705)         33,239          2,722        (50,689)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short, foreign exchange transactions and capital gains distributions from
 underlying funds..............................................     23,029,230       2,241,609              -     (7,893,731)
Unrealized appreciation (depreciation) on investments..........     38,798,115       5,700,462              -      7,717,705
Unrealized appreciation (depreciation) on futures contracts and
 written options contracts.....................................              -               -              -              -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................            444               -              -              -
Unrealized appreciation (depreciation) on securities sold short              -               -              -              -
                                                                --------------  -------------- -------------- --------------
   NET ASSETS.................................................. $  302,013,969  $   73,804,433 $   75,835,893 $   46,087,846
                                                                ==============  ============== ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)......................  1,000,000,000   1,000,000,000  1,000,000,000  1,000,000,000
   Outstanding.................................................     16,528,476       6,129,398     75,835,893      3,779,373
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE................................. $        18.27  $        12.04 $         1.00 $        12.19
                                                                ==============  ============== ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated).............. $  257,491,558  $            - $            - $   36,895,742
                                                                ==============  ============== ============== ==============
   Long-term investment securities (affiliated)................ $            -  $   68,210,363 $            - $      247,006
                                                                ==============  ============== ============== ==============
   Short-term investment securities............................ $            -  $            - $   68,095,550 $    1,344,000
                                                                ==============  ============== ============== ==============
   Foreign Cash................................................ $           22  $            - $            - $            -
                                                                ==============  ============== ============== ==============
#Proceeds from securities sold short........................... $            -  $            - $            - $            -
                                                                ==============  ============== ============== ==============

                                                                   SMALL CAP      SOCIALLY        STRATEGIC
                                                                     VALUE       RESPONSIBLE        BOND
                                                                     FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investment securities, at value (unaffiliated)*...... $   94,640,222  $  176,735,028 $  124,425,372
Long-term investment securities, at value (affiliated)*........              -          66,837         65,400
Short-term investment securities, at value*....................              -       7,265,917              -
Repurchase agreements (cost equals market value)...............      2,472,000       8,044,000     10,451,000
                                                                --------------  -------------- --------------
TOTAL INVESTMENTS..............................................     97,112,222     192,111,782    134,941,772
                                                                --------------  -------------- --------------
Cash...........................................................            156             755        210,548
Foreign cash*..................................................              -               -              -
Deposit with broker for securities sold short..................              -               -              -
Receivable for-
   Trust shares sold...........................................         70,326         148,328        526,038
   Dividends and interest......................................         90,962         310,525      1,830,289
   Investments sold............................................        312,112               -      2,043,892
Prepaid expenses and other assets..............................          4,000           2,756          3,334
Due from investment adviser for expense
 reimbursements/fee waivers....................................         42,522          33,863         29,302
Variation margin on futures contracts..........................         53,200         163,200              -
Unrealized appreciation on forward foreign currency contracts..              -               -         48,832
                                                                --------------  -------------- --------------
TOTAL ASSETS...................................................     97,685,500     192,771,209    139,634,007
                                                                --------------  -------------- --------------
LIABILITIES:
Payable for-
   Trust shares redeemed.......................................        135,260           5,934          2,874
   Investments purchased.......................................              -               -      2,313,585
   Interest on securities sold short...........................              -               -              -
   Investment advisory and management fees.....................         57,689          39,962         67,105
   Shareholder services........................................         20,555          39,962         27,960
   Administrative service fees.................................          5,755          11,189          7,829
   Transfer agent fees and expenses............................            259             104            207
   Trustees' fees and expenses.................................         74,789          19,218         67,738
   Other accrued expenses......................................         77,450          50,451         60,600
Due to custodian...............................................              -               -              -
Due to custodian for foreign cash*.............................             25               -        707,702
Securities sold short, at value#...............................              -               -              -
Unrealized depreciation on forward foreign currency contracts..              -               -         83,736
                                                                --------------  -------------- --------------
TOTAL LIABILITIES..............................................        371,782         166,820      3,339,336
                                                                --------------  -------------- --------------
NET ASSETS..................................................... $   97,313,718  $  192,604,389 $  136,294,671
                                                                ==============  ============== ==============
NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share................... $       62,354  $      171,800 $      123,019
Additional paid in capital.....................................     73,616,733     189,072,639    128,897,738
Accumulated undistributed net investment income (loss).........        (57,332)        147,494        524,444
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, securities sold short, foreign exchange transactions and capital gains distributions from
 underlying funds..............................................     11,584,150       2,834,117      2,409,605
Unrealized appreciation (depreciation) on investments..........     12,129,851         372,864      4,384,936
Unrealized appreciation (depreciation) on futures contracts and
 written options contracts.....................................        (22,038)          5,475              -
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................              -               -        (45,071)
Unrealized appreciation (depreciation) on securities sold short              -               -              -
                                                                --------------  -------------- --------------
   NET ASSETS.................................................. $   97,313,718  $  192,604,389 $  136,294,671
                                                                ==============  ============== ==============
SHARES OF BENEFICIAL INTEREST:
   Authorized (Par value $0.01 per share)......................  1,000,000,000   1,000,000,000  1,000,000,000
   Outstanding.................................................      6,235,398      17,180,048     12,301,948
   NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE................................. $        15.61  $        11.21 $        11.08
                                                                ==============  ============== ==============
--------
*Cost
   Long-term investment securities (unaffiliated).............. $   82,510,371  $  176,350,801 $  120,046,501
                                                                ==============  ============== ==============
   Long-term investment securities (affiliated)................ $            -  $       78,292 $       59,335
                                                                ==============  ============== ==============
   Short-term investment securities............................ $            -  $    7,265,825 $            -
                                                                ==============  ============== ==============
   Foreign Cash................................................ $          (25) $            - $     (706,586)
                                                                ==============  ============== ==============
#Proceeds from securities sold short........................... $            -  $            - $            -
                                                                ==============  ============== ==============

See Notes to Financial Statements

For the Year Ended August 31, 2005                  STATEMENTS OF OPERATIONS                    67

                                                                          AGGRESSIVE     CAPITAL     CONSERVATIVE     CORE
                                                                            GROWTH     APPRECIATION     GROWTH        BOND
                                                                        LIFESTYLE FUND     FUND     LIFESTYLE FUND    FUND
-------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)...............................................   $        -    $  514,342    $        -   $   11,004
Dividends (affiliated).................................................      327,530             -       776,588            -
Interest (unaffiliated)................................................          153        30,049           205    4,080,572
Interest (affiliated)..................................................            -             -             -        2,750
                                                                          ----------    ----------    ----------   ----------
   Total investment income*............................................      327,683       544,391       776,793    4,094,326
                                                                          ----------    ----------    ----------   ----------
EXPENSES:
Investment advisory and management fees................................       36,546       251,407        31,691      409,715
Administrative service fee.............................................            -        31,997             -       57,360
Shareholder service fees...............................................            -       114,276             -      204,858
Transfer agent fees and expenses.......................................        1,283         2,568         1,283        2,568
Registration fees......................................................          129           138           149          822
Custodian fees.........................................................       14,167        48,602        14,167       47,429
Reports to shareholders................................................       12,700        17,366        10,940       26,899
Audit and tax fees.....................................................       21,440        24,684        21,333       29,661
Legal fees.............................................................        2,246         2,614         1,982        4,402
Trustees' fees and expenses............................................       16,164        17,075        14,681       33,478
Interest expense.......................................................            -             -             -            -
Dividends and interest expense on securities sold short................            -             -             -            -
Other expenses.........................................................        3,399         5,345         3,298        4,818
                                                                          ----------    ----------    ----------   ----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly...........................................      108,074       516,072        99,524      822,010
                                                                          ----------    ----------    ----------   ----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 3)...........................................................      (71,529)     (127,533)      (67,832)    (191,050)
   Fees paid indirectly (Note 7).......................................            -             -             -            -
                                                                          ----------    ----------    ----------   ----------
   Net expenses........................................................       36,545       388,539        31,692      630,960
                                                                          ----------    ----------    ----------   ----------
Net investment income (loss)...........................................      291,138       155,852       745,101    3,463,366
                                                                          ----------    ----------    ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............            -       335,714             -      381,504
  Net realized gain (loss) on investments (affiliated).................    3,304,398             -     1,149,670            -
  Net realized gain (loss) from capital gain distributions received
   from underlying funds (affiliated)..................................      565,862             -       305,961            -
  Net realized gain (loss) on securities sold short....................            -             -             -          281
  Net realized gain (loss) on futures contracts and written options
   contracts...........................................................            -             -             -            -
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3)...................................            -             -             -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.........................................................            -             -             -            -
  Net increase from payments by affiliates (Note 3)....................            -             -             -            -
                                                                          ----------    ----------    ----------   ----------
Net realized gain (loss) on investments and foreign currencies.........    3,870,260       335,714     1,455,631      381,785
                                                                          ----------    ----------    ----------   ----------
  Change in unrealized appreciation (depreciation) on investments
   (unaffiliated)......................................................            -     5,759,726             -      253,246
  Change in unrealized appreciation (depreciation) on investments
   (affiliated)........................................................    2,926,876             -     1,672,231          178
  Change in unrealized appreciation (depreciation) on futures
   contracts and written options contracts.............................            -             -             -            -
  Change in unrealized foreign exchange gain (loss) on other assets
   and liabilities.....................................................            -             -             -            -
  Change in unrealized appreciation (depreciation) on securities
   sold short..........................................................            -             -             -       (1,500)
                                                                          ----------    ----------    ----------   ----------
Net unrealized gain (loss) on investments and foreign currencies.......    2,926,876     5,759,726     1,672,231      251,924
                                                                          ----------    ----------    ----------   ----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies............................................................    6,797,136     6,095,440     3,127,862      633,709
                                                                          ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................................   $7,088,274    $6,251,292    $3,872,963   $4,097,075
                                                                          ----------    ----------    ----------   ----------
*Net of foreign withholding taxes on interest and dividends of.........   $        -    $      382    $        -   $    1,619
                                                                          ----------    ----------    ----------   ----------
**Net of foreign withholding taxes on capital gains of.................   $        -    $        -    $        -   $        -
                                                                          ----------    ----------    ----------   ----------

                                                                         HIGH YIELD  INTERNATIONAL  LARGE CAP     MID CAP
                                                                            BOND       SMALL CAP      VALUE       GROWTH
                                                                            FUND      EQUITY FUND     FUND         FUND
----------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)............................................... $    64,152   $ 1,175,166  $ 1,790,143  $   283,591
Dividends (affiliated).................................................           -             -            -            -
Interest (unaffiliated)................................................   5,699,264        66,328          116       45,209
Interest (affiliated)..................................................      16,500             -            -            -
                                                                        -----------   -----------  -----------  -----------
   Total investment income*............................................   5,779,916     1,241,494    1,790,259      328,800
                                                                        -----------   -----------  -----------  -----------
EXPENSES:
Investment advisory and management fees................................     488,183       562,741      403,918      392,605
Administrative service fee.............................................      48,818        43,770       56,548       34,371
Shareholder service fees...............................................     174,351       156,323      201,959      122,755
Transfer agent fees and expenses.......................................       2,571         2,140        2,139        2,140
Registration fees......................................................         883            90          150            1
Custodian fees.........................................................      59,017       125,995       47,637       48,826
Reports to shareholders................................................      24,046        22,057       30,907       16,100
Audit and tax fees.....................................................      29,725        34,232       25,256       25,250
Legal fees.............................................................       3,490         3,788        4,750        3,702
Trustees' fees and expenses............................................      26,725        19,947       34,269       21,236
Interest expense.......................................................           -             -            -            -
Dividends and interest expense on securities sold short................      25,221             -            -            -
Other expenses.........................................................       5,427         7,521        7,040        6,660
                                                                        -----------   -----------  -----------  -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly...........................................     888,457       978,604      814,573      673,646
                                                                        -----------   -----------  -----------  -----------
   Fees waived and expenses reimbursed by investment adviser
    (Note 3)...........................................................    (198,966)     (353,314)    (160,226)    (256,280)
   Fees paid indirectly (Note 7).......................................           -             -            -            -
                                                                        -----------   -----------  -----------  -----------
   Net expenses........................................................     689,491       625,290      654,347      417,366
                                                                        -----------   -----------  -----------  -----------
Net investment income (loss)...........................................   5,090,425       616,204    1,135,912      (88,566)
                                                                        -----------   -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**.............   1,194,879     7,889,525    5,878,432    7,295,498
  Net realized gain (loss) on investments (affiliated).................           -             -            -            -
  Net realized gain (loss) from capital gain distributions received
   from underlying funds (affiliated)..................................           -             -            -            -
  Net realized gain (loss) on securities sold short....................     (14,929)            -            -            -
  Net realized gain (loss) on futures contracts and written options
   contracts...........................................................           -             -            -      (13,319)
  Net realized gain (loss) on disposal of investments, in violation of
   investments restrictions (Note 3)...................................           -        (5,140)           -            -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities.........................................................       1,544      (309,889)           -       11,929
  Net increase from payments by affiliates (Note 3)....................           -             -            -            -
                                                                        -----------   -----------  -----------  -----------
Net realized gain (loss) on investments and foreign currencies.........   1,181,494     7,574,496    5,878,432    7,294,108
                                                                        -----------   -----------  -----------  -----------
  Change in unrealized appreciation (depreciation) on investments
   (unaffiliated)......................................................   4,520,597     9,547,957    6,654,302    4,554,161
  Change in unrealized appreciation (depreciation) on investments
   (affiliated)........................................................      (1,397)            -            -            -
  Change in unrealized appreciation (depreciation) on futures
   contracts and written options contracts.............................           -             -            -            -
  Change in unrealized foreign exchange gain (loss) on other assets
   and liabilities.....................................................        (935)       19,319            -          (27)
  Change in unrealized appreciation (depreciation) on securities
   sold short..........................................................      16,313             -            -            -
                                                                        -----------   -----------  -----------  -----------
Net unrealized gain (loss) on investments and foreign currencies.......   4,534,578     9,567,276    6,654,302    4,554,134
                                                                        -----------   -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies............................................................   5,716,072    17,141,772   12,532,734   11,848,242
                                                                        -----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................................ $10,806,497   $17,757,976  $13,668,646  $11,759,676
                                                                        -----------   -----------  -----------  -----------
*Net of foreign withholding taxes on interest and dividends of......... $       354   $   119,228  $       226  $     1,365
                                                                        -----------   -----------  -----------  -----------
**Net of foreign withholding taxes on capital gains of................. $         -   $       853  $         -  $         -
                                                                        -----------   -----------  -----------  -----------

See Notes to Financial Statements

68             STATEMENTS OF OPERATIONS - CONTINUED              For the Year Ended August 31, 2005

                                                                            MID CAP       MODERATE       MONEY     SMALL CAP
                                                                             VALUE         GROWTH      MARKET II    GROWTH
                                                                             FUND      LIFESTYLE FUND    FUND        FUND
------------------------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)................................................. $ 2,526,696    $        -   $        -  $  120,919
Dividends (affiliated)...................................................           -     1,100,015            -       6,336
Interest (unaffiliated)..................................................     130,517           246    1,829,336      22,937
Interest (affiliated)....................................................           -             -            -           -
                                                                          -----------    ----------   ----------  ----------
   Total investment income*..............................................   2,657,213     1,100,261    1,829,336     150,192
                                                                          -----------    ----------   ----------  ----------
EXPENSES:
Investment advisory and management fees..................................   1,835,749        65,399      180,346     368,578
Administrative service fee...............................................     175,140             -       50,497      30,353
Shareholder service fees.................................................     625,499             -      180,346     108,406
Transfer agent fees and expenses.........................................       2,568         1,283          856       2,568
Registration fees........................................................           -           441            -         148
Custodian fees...........................................................      71,063        14,167       47,350      48,571
Reports to shareholders..................................................      84,578        21,798       20,273      12,233
Audit and tax fees.......................................................      26,665        21,675       22,839      25,592
Legal fees...............................................................      13,560         3,727        3,991       2,638
Trustees' fees and expenses..............................................      95,678        27,795       32,898      18,281
Interest expense.........................................................           -             -            -           -
Dividends and interest expense on securities sold short..................           -             -            -           -
Other expenses...........................................................      12,146         4,018        2,624       6,313
                                                                          -----------    ----------   ----------  ----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.............................................   2,942,646       160,303      542,020     623,681
                                                                          -----------    ----------   ----------  ----------
   Fees waived and expenses reimbursed by investment
    adviser (Note 3).....................................................    (315,551)      (94,903)    (138,048)   (120,680)
   Fees paid indirectly (Note 7).........................................     (43,610)            -            -           -
                                                                          -----------    ----------   ----------  ----------
   Net expenses..........................................................   2,583,485        65,400      403,972     503,001
                                                                          -----------    ----------   ----------  ----------
Net investment income (loss).............................................      73,728     1,034,861    1,425,364    (352,809)
                                                                          -----------    ----------   ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**...............  24,874,494             -            -   2,277,015
  Net realized gain (loss) on investments (affiliated)...................           -     3,401,432            -           -
  Net realized gain (loss) from capital gain distributions received from
   underlying funds (affiliated).........................................           -       832,951            -           -
  Net realized gain (loss) on securities sold short......................           -             -            -           -
  Net realized gain (loss) on futures contracts and written options
   contracts.............................................................           -             -            -           -
  Net realized gain (loss) on disposal of investments, in violation of
   investment restrictions (Note 3)......................................           -             -            -           -
  Net realized foreign exchange gain (loss) on other assets and
   liabilities...........................................................     (11,710)            -            -          12
  Net increase from payments by affiliates (Note 3)......................           -             -            -           -
                                                                          -----------    ----------   ----------  ----------
Net realized gain (loss) on investments and foreign currencies...........  24,862,784     4,234,383            -   2,277,027
                                                                          -----------    ----------   ----------  ----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)............................................  24,971,541             -            -   5,616,492
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)..............................................           -     4,728,655            -      18,193
  Change in unrealized appreciation (depreciation) on futures
   contracts and written options contracts...............................           -             -            -           -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities................................................         811             -            -           -
  Change in unrealized appreciation (depreciation) on securities
   sold short............................................................           -             -            -           -
                                                                          -----------    ----------   ----------  ----------
Net unrealized gain (loss) on investments and foreign
 currencies..............................................................  24,972,352     4,728,655            -   5,634,685
                                                                          -----------    ----------   ----------  ----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies..............................................................  49,835,136     8,963,038            -   7,911,712
                                                                          -----------    ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.............................................................. $49,908,864    $9,997,899   $1,425,364  $7,558,903
                                                                          -----------    ----------   ----------  ----------
*Net of foreign withholding taxes on interest and dividends of........... $    33,412    $        -   $        -  $      660
                                                                          -----------    ----------   ----------  ----------
**Net of foreign withholding taxes on capital gains of................... $         -    $        -   $        -  $        -
                                                                          -----------    ----------   ----------  ----------

                                                                           SMALL CAP    SOCIALLY    STRATEGIC
                                                                             VALUE     RESPONSIBLE    BOND
                                                                             FUND         FUND        FUND
---------------------------------------------------------------------------------------------------------------
INCOME:
Dividends (unaffiliated)................................................. $ 1,536,204  $1,844,729  $    37,341
Dividends (affiliated)...................................................           -         621            -
Interest (unaffiliated)..................................................      71,797     278,923    6,393,093
Interest (affiliated)....................................................           -           -        6,600
                                                                          -----------  ----------  -----------
   Total investment income*..............................................   1,608,001   2,124,273    6,437,034
                                                                          -----------  ----------  -----------
EXPENSES:
Investment advisory and management fees..................................     637,162     261,877      632,803
Administrative service fee...............................................      63,233      73,326       73,827
Shareholder service fees.................................................     225,832     261,877      263,668
Transfer agent fees and expenses.........................................       2,140         856        1,712
Registration fees........................................................           -           -          881
Custodian fees...........................................................      70,766      48,893       60,175
Reports to shareholders..................................................      29,461      36,569       37,981
Audit and tax fees.......................................................      25,074      25,589       30,449
Legal fees...............................................................       4,852       5,819        5,039
Trustees' fees and expenses..............................................      32,917      23,685       39,371
Interest expense.........................................................         577           -            -
Dividends and interest expense on securities sold short..................           -           -            -
Other expenses...........................................................       9,621       5,213        5,748
                                                                          -----------  ----------  -----------
   Total expenses before fee waivers, expense reimbursements,
    and fees paid indirectly.............................................   1,101,635     743,704    1,151,654
                                                                          -----------  ----------  -----------
   Fees waived and expenses reimbursed by investment
    adviser (Note 3).....................................................    (243,474)   (157,099)    (212,997)
   Fees paid indirectly (Note 7).........................................           -           -            -
                                                                          -----------  ----------  -----------
   Net expenses..........................................................     858,161     586,605      938,657
                                                                          -----------  ----------  -----------
Net investment income (loss).............................................     749,840   1,537,668    5,498,377
                                                                          -----------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on investments (unaffiliated)**...............  12,447,880   3,926,616    2,800,524
  Net realized gain (loss) on investments (affiliated)...................           -           -            -
  Net realized gain (loss) from capital gain distributions received from
   underlying funds (affiliated).........................................           -           -            -
  Net realized gain (loss) on securities sold short......................           -           -            -
  Net realized gain (loss) on futures contracts and written options
   contracts.............................................................     (55,192)    149,988            -
  Net realized gain (loss) on disposal of investments, in violation of
   investment restrictions (Note 3)......................................           -     (20,461)     116,938
  Net realized foreign exchange gain (loss) on other assets and
   liabilities...........................................................       1,431           -      179,539
  Net increase from payments by affiliates (Note 3)......................           -      20,461            -
                                                                          -----------  ----------  -----------
Net realized gain (loss) on investments and foreign currencies...........  12,394,119   4,076,604    3,097,001
                                                                          -----------  ----------  -----------
  Change in unrealized appreciation (depreciation) on
   investments (unaffiliated)............................................   3,399,418     905,357    2,580,993
  Change in unrealized appreciation (depreciation) on
   investments (affiliated)..............................................           -     (14,272)         (95)
  Change in unrealized appreciation (depreciation) on futures
   contracts and written options contracts...............................     (22,038)     30,536            -
  Change in unrealized foreign exchange gain (loss) on other
   assets and liabilities................................................           -           -      (46,088)
  Change in unrealized appreciation (depreciation) on securities
   sold short............................................................           -           -            -
                                                                          -----------  ----------  -----------
Net unrealized gain (loss) on investments and foreign
 currencies..............................................................   3,377,380     921,621    2,534,810
                                                                          -----------  ----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies..............................................................  15,771,499   4,998,225    5,631,811
                                                                          -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.............................................................. $16,521,339  $6,535,893  $11,130,188
                                                                          -----------  ----------  -----------
*Net of foreign withholding taxes on interest and dividends of........... $       722  $        -  $    11,122
                                                                          -----------  ----------  -----------
**Net of foreign withholding taxes on capital gains of................... $         -  $        -  $         -
                                                                          -----------  ----------  -----------

See Notes to Financial Statements

                     STATEMENTS OF CHANGES IN NET ASSETS              69

                                                                        AGGRESSIVE GROWTH              CAPITAL
                                                                         LIFESTYLE FUND           APPRECIATION FUND
                                                                    ------------------------  ------------------------
                                                                      For the      For the      For the      For the
                                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                                     August 31,   August 31,   August 31,   August 31,
                                                                        2005         2004         2005         2004
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)....................................... $   291,138  $   298,944  $   155,852  $   (79,774)
  Net realized gain (loss) on investments and foreign currencies...   3,870,260    3,275,157      335,714    1,427,012
  Net unrealized gain (loss) on investments and foreign currencies.   2,926,876     (692,940)   5,759,726   (1,030,393)
                                                                    -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..   7,088,274    2,881,161    6,251,292      316,845
                                                                    -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................    (296,134)    (295,103)    (136,132)           -
Net realized gain on securities....................................           -            -            -            -
                                                                    -----------  -----------  -----------  -----------
Total distributions to shareholders................................    (296,134)    (295,103)    (136,132)           -
                                                                    -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................     310,949    2,306,928      279,844    7,074,828
                                                                    -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................   7,103,089    4,892,986    6,395,004    7,391,673
NET ASSETS:
Beginning of period................................................  33,520,171   28,627,185   42,544,120   35,152,447
                                                                    -----------  -----------  -----------  -----------
End of period+..................................................... $40,623,260  $33,520,171  $48,939,124  $42,544,120
                                                                    ===========  ===========  ===========  ===========
+ Includes accumulated undistributed net investment income (loss).. $     5,975  $    10,971  $   (13,608) $   (33,328)
                                                                    ===========  ===========  ===========  ===========

                                                                       CONSERVATIVE GROWTH
                                                                         LIFESTYLE FUND             CORE BOND FUND
                                                                    ------------------------  -------------------------
                                                                      For the      For the      For the       For the
                                                                     Year Ended   Year Ended   Year Ended    Year Ended
                                                                     August 31,   August 31,   August 31,    August 31,
                                                                        2005         2004         2005          2004
                                                                    -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)....................................... $   745,101  $   942,704  $  3,463,366  $ 2,358,009
  Net realized gain (loss) on investments and foreign currencies...   1,455,631    2,826,935       381,785      233,225
  Net unrealized gain (loss) on investments and foreign currencies.   1,672,231   (1,566,074)      251,924    1,190,797
                                                                    -----------  -----------  ------------  -----------
  Net increase (decrease) in net assets resulting from operations..   3,872,963    2,203,565     4,097,075    3,782,031
                                                                    -----------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................    (752,113)    (926,203)   (3,388,978)  (2,485,003)
Net realized gain on securities....................................           -            -      (223,226)  (1,555,224)
                                                                    -----------  -----------  ------------  -----------
Total distributions to shareholders................................    (752,113)    (926,203)   (3,612,204)  (4,040,227)
                                                                    -----------  -----------  ------------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................     698,678    1,719,210    29,404,646    8,148,374
                                                                    -----------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................   3,819,528    2,996,572    29,889,517    7,890,178
NET ASSETS:
Beginning of period................................................  30,648,789   27,652,217    71,409,113   63,518,935
                                                                    -----------  -----------  ------------  -----------
End of period+..................................................... $34,468,317  $30,648,789  $101,298,630  $71,409,113
                                                                    ===========  ===========  ============  ===========
+ Includes accumulated undistributed net investment income (loss).. $    20,251  $    27,263  $    277,668  $    71,182
                                                                    ===========  ===========  ============  ===========

See Notes to Financial Statements

       70        STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

                                                                                                    INTERNATIONAL
                                                                      HIGH YIELD BOND FUND      SMALL CAP EQUITY FUND
                                                                    ------------------------  -------------------------
                                                                      For the      For the      For the       For the
                                                                     Year Ended   Year Ended   Year Ended    Year Ended
                                                                     August 31,   August 31,   August 31,    August 31,
                                                                        2005         2004         2005          2004
                                                                    -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $ 5,090,425  $ 4,401,912  $    616,204  $   527,829
  Net realized gain (loss) on investments and foreign currencies...   1,181,494    3,159,024     7,574,496    5,651,560
  Net unrealized gain (loss) on investments and foreign currencies.   4,534,578      (88,821)    9,567,276      870,193
                                                                    -----------  -----------  ------------  -----------
  Net increase (decrease) in net assets resulting from operations..  10,806,497    7,472,115    17,757,976    7,049,582
                                                                    -----------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................  (5,041,023)  (4,350,004)     (152,146)    (507,002)
  Net realized gain on securities..................................  (1,345,599)           -      (277,505)           -
                                                                    -----------  -----------  ------------  -----------
Total distributions to shareholders................................  (6,386,622)  (4,350,004)     (429,651)    (507,002)
                                                                    -----------  -----------  ------------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................  22,682,983    8,453,886    45,474,252   (7,521,516)
                                                                    -----------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  27,102,858   11,575,997    62,802,577     (978,936)
NET ASSETS:
Beginning of period................................................  53,562,011   41,986,014    41,227,371   42,206,307
                                                                    -----------  -----------  ------------  -----------
End of period+..................................................... $80,664,869  $53,562,011  $104,029,948  $41,227,371
                                                                    ===========  ===========  ============  ===========
+ Includes accumulated undistributed net investment
 income (loss)..................................................... $   205,176  $   138,534  $    298,922  $    82,289
                                                                    ===========  ===========  ============  ===========

                                                                      LARGE CAP VALUE FUND       MID CAP GROWTH FUND
                                                                    ------------------------  ------------------------
                                                                      For the      For the      For the      For the
                                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                                     August 31,   August 31,   August 31,   August 31,
                                                                        2005         2004         2005         2004
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $ 1,135,912  $   723,202  $   (88,566) $  (201,672)
  Net realized gain (loss) on investments and foreign currencies...   5,878,432    4,398,225    7,294,108    6,964,299
  Net unrealized gain (loss) on investments and foreign currencies.   6,654,302    1,098,664    4,554,134   (4,627,821)
                                                                    -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..  13,668,646    6,220,091   11,759,676    2,134,806
                                                                    -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................  (1,037,372)    (724,004)           -            -
  Net realized gain on securities..................................  (3,197,600)           -            -            -
                                                                    -----------  -----------  -----------  -----------
Total distributions to shareholders................................  (4,234,972)    (724,004)           -            -
                                                                    -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................   9,587,874   19,452,224   (3,870,260)  (1,473,866)
                                                                    -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  19,021,548   24,948,311    7,889,416      660,940
NET ASSETS:
Beginning of period................................................  69,831,357   44,883,046   44,445,961   43,785,021
                                                                    -----------  -----------  -----------  -----------
End of period+..................................................... $88,852,905  $69,831,357  $52,335,377  $44,445,961
                                                                    ===========  ===========  ===========  ===========
+ Includes accumulated undistributed net investment
 income (loss)..................................................... $   123,491  $    24,951  $   (52,389) $   (39,266)
                                                                    ===========  ===========  ===========  ===========

See Notes to Financial Statements

               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED        71


                                                                                                     MODERATE GROWTH
                                                                        MID CAP VALUE FUND           LIFESTYLE FUND
                                                                    --------------------------  ------------------------
                                                                      For the       For the       For the      For the
                                                                     Year Ended    Year Ended    Year Ended   Year Ended
                                                                     August 31,    August 31,    August 31,   August 31,
                                                                        2005          2004          2005         2004
                                                                    ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $     73,728  $    209,413  $ 1,034,861  $ 1,167,467
  Net realized gain (loss) on investments and foreign currencies...   24,862,784    22,171,712    4,234,383    5,945,945
  Net unrealized gain (loss) on investments and foreign currencies.   24,972,352    (1,216,398)   4,728,655   (2,688,056)
                                                                    ------------  ------------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..   49,908,864    21,164,727    9,997,899    4,425,356
                                                                    ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................     (153,060)     (190,001)  (1,022,983)  (1,158,503)
  Net realized gain on securities..................................  (20,020,807)            -            -            -
                                                                    ------------  ------------  -----------  -----------
Total distributions to shareholders................................  (20,173,867)     (190,001)  (1,022,983)  (1,158,503)
                                                                    ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................   79,671,722    36,442,943    8,585,540    5,285,574
                                                                    ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  109,406,719    57,417,669   17,560,456    8,552,427
NET ASSETS:
Beginning of period................................................  192,607,250   135,189,581   56,243,977   47,691,550
                                                                    ------------  ------------  -----------  -----------
End of period+..................................................... $302,013,969  $192,607,250  $73,804,433  $56,243,977
                                                                    ============  ============  ===========  ===========
+ Includes accumulated undistributed net investment
 income (loss)..................................................... $    (70,705) $     20,337  $    33,239  $    21,361
                                                                    ============  ============  ===========  ===========

                                                                      MONEY MARKET II FUND      SMALL CAP GROWTH FUND
                                                                    ------------------------  ------------------------
                                                                      For the      For the      For the      For the
                                                                     Year Ended   Year Ended   Year Ended   Year Ended
                                                                     August 31,   August 31,   August 31,   August 31,
                                                                        2005         2004         2005         2004
                                                                    -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $ 1,425,364  $   422,780  $  (352,809) $  (399,772)
  Net realized gain (loss) on investments and foreign currencies...           -            -    2,277,027    6,353,188
  Net unrealized gain (loss) on investments and foreign currencies.           -            -    5,634,685   (2,921,965)
                                                                    -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..   1,425,364      422,780    7,558,903    3,031,451
                                                                    -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................  (1,425,364)    (422,780)           -            -
  Net realized gain on securities..................................           -            -            -            -
                                                                    -----------  -----------  -----------  -----------
Total distributions to shareholders................................  (1,425,364)    (422,780)           -            -
                                                                    -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from capital
 share transactions (Note 6).......................................   2,935,100   (6,897,510)    (226,076)  (8,566,822)
                                                                    -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................   2,935,100   (6,897,510)   7,332,827   (5,535,371)
NET ASSETS:
Beginning of period................................................  72,900,793   79,798,303   38,755,019   44,290,390
                                                                    -----------  -----------  -----------  -----------
End of period+..................................................... $75,835,893  $72,900,793  $46,087,846  $38,755,019
                                                                    ===========  ===========  ===========  ===========
+ Includes accumulated undistributed net investment
 income (loss)..................................................... $     2,722  $         -  $   (50,689) $   (38,970)
                                                                    ===========  ===========  ===========  ===========

See Notes to Financial Statements

       72        STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                                                                SOCIALLY RESPONSIBLE
                                                                     SMALL CAP VALUE FUND               FUND
                                                                   ------------------------  -------------------------
                                                                     For the      For the      For the       For the
                                                                    Year Ended   Year Ended   Year Ended    Year Ended
                                                                    August 31,   August 31,   August 31,    August 31,
                                                                       2005         2004         2005          2004
                                                                   -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)...................................... $   749,840  $   233,772  $  1,537,668  $   210,157
 Net realized gain (loss) on
   investments and foreign
   currencies.....................................................  12,394,119    6,826,894     4,076,604      946,255
 Net unrealized gain (loss) on
   investments and foreign
   currencies.....................................................   3,377,380    3,541,324       921,621     (356,450)
                                                                   -----------  -----------  ------------  -----------

   Net Increase (decrease) in net assets resulting from operations  16,521,339   10,601,990     6,535,893      799,962
                                                                   -----------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................    (791,963)    (272,003)   (1,419,049)    (211,004)
Net realized gain on securities...................................  (4,525,473)           -             -            -
                                                                   -----------  -----------  ------------  -----------
Total distributions to shareholders...............................  (5,317,436)    (272,003)   (1,419,049)    (211,004)
                                                                   -----------  -----------  ------------  -----------
Net increase (decrease) in net
 assets resulting from
 capital share transactions (Note
 6)...............................................................  14,738,413    2,118,576   154,637,423   19,880,764
                                                                   -----------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS...........................................................  25,942,316   12,448,563   159,754,267   20,469,722
NET ASSETS:
Beginning of period...............................................  71,371,402   58,922,839    32,850,122   12,380,400
                                                                   -----------  -----------  ------------  -----------
End of period+.................................................... $97,313,718  $71,371,402  $192,604,389  $32,850,122
                                                                   ===========  ===========  ============  ===========
+ Includes accumulated
 undistributed net investment
 income (loss).................................................... $   (57,332) $   (16,640) $    147,494  $    28,875
                                                                   ===========  ===========  ============  ===========

                                                                      STRATEGIC BOND FUND
                                                                   -------------------------
                                                                     For the       For the
                                                                    Year Ended    Year Ended
                                                                    August 31,    August 31,
                                                                       2005          2004
                                                                   ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)...................................... $  5,498,377  $ 3,619,784
 Net realized gain (loss) on
   investments and foreign
   currencies.....................................................    3,097,001    1,886,620
 Net unrealized gain (loss) on
   investments and foreign
   currencies.....................................................    2,534,810      343,035
                                                                   ------------  -----------

   Net Increase (decrease) in net assets resulting from operations   11,130,188    5,849,439
                                                                   ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................   (5,326,894)  (3,603,003)
Net realized gain on securities...................................   (2,131,530)    (538,087)
                                                                   ------------  -----------
Total distributions to shareholders...............................   (7,458,424)  (4,141,090)
                                                                   ------------  -----------
Net increase (decrease) in net
 assets resulting from
 capital share transactions (Note
 6)...............................................................   52,830,246   32,519,260
                                                                   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS...........................................................   56,502,010   34,227,609
NET ASSETS:
Beginning of period...............................................   79,792,661   45,565,052
                                                                   ------------  -----------
End of period+.................................................... $136,294,671  $79,792,661
                                                                   ============  ===========
+ Includes accumulated
 undistributed net investment
 income (loss).................................................... $    524,444  $   119,256
                                                                   ============  ===========

See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS                 73

Note 1 -- Organization

 VALIC Company II ("VC II") was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company ("VALIC"). VALIC, the investment adviser to VC II, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). VC II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. VC II consists of 15 separate mutual funds (the "Funds"), each of which issues its own class of shares of beneficial interest:

Aggressive Growth Lifestyle Fund*             Mid Cap Value Fund
Capital Appreciation Fund                     Moderate Growth Lifestyle Fund*
Conservative Growth Lifestyle Fund*           Money Market II Fund
Core Bond Fund                                Small Cap Growth Fund
High Yield Bond Fund                          Small Cap Value Fund
International Small Cap Equity Fund (formerly Socially Responsible Fund
  International Growth II Fund)               Strategic Bond Fund
Large Cap Value Fund
Mid Cap Growth Fund
--------
*The Lifestyle Funds represent "Funds of Funds" which invest in either the VALIC Company I ("VC I") or VALIC Company II Mutual Funds.

 Indemnifications. Under VC II's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to VC II. In addition, in the normal course of business VC II enters into contracts that contain a variety of representations and warranties which provide general indemnifications. VC II's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against VC II that have not yet occurred. However, VC II expects the risk of loss to be remote.

Note 2 -- Significant Accounting Policies

 The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

A. Security Valuations

 Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

 As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

 Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

 Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

 Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Mutual funds held by the Fund are valued at the net asset value (market value) of the underlying fund. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

 For the Money Market II Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

 Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees.

       74           NOTES TO FINANCIAL STATEMENTS - CONTINUED


B. Options, Futures and Forward Currency Contracts

 Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

 Futures Contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. A Fund's activity in futures contracts is used primarily for hedging purposes and from time to time for income enhancement. Futures contracts are conducted through regulated exchanges that minimize counter-party credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

 The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward foreign currency positions with underlying portfolio securities, the custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of a Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

C. Repurchase Agreements

 The Funds, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 At August 31, 2005, Money Market II Fund held 0.15% undivided interest, representing $142,000 in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. which is dated August 31, 2005, bears interest at a rate of 3.37% per annum, has a principal amount of $92,733,000 a repurchase price of $92,741,681 and matures September 1, 2005. The repurchase agreement is collateralized by the following:

                             Interest Maturity  Principal    Market
          Type of Collateral   Rate     Date     Amount      Value
          ------------------------------------------------------------
          U.S. Treasury Note   2.50%  10/31/06 $95,285,000 $94,592,373

 In addition, at August 31, 2005, Money Market II Fund held 2.00% undivided interest, representing $7,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, LLC which is dated August 31, 2005, bears interest at a rate of 3.53% per annum, has a principal amount of $350,000,000, a repurchase price of $350,034,319 and matures September 1, 2005. The repurchase agreement is collateralized by the following:

                                    Interest Maturity  Principal      Market
Type of Collateral                    Rate     Date     Amount        Value
-------------------------------------------------------------------------------
U.S. Treasury Inflation Index Bonds   3.38%  04/15/32 $150,000,000 $224,164,055
U.S. Treasury Inflation Index Bonds   3.88%  04/15/29   80,527,000  134,352,469

D. Mortgage-Backed Dollar Rolls

 During the period ended August 31, 2005, the Core Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Fund's policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Core Bond Fund had no TBA Rolls outstanding at period end.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           75


 Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. Foreign Currency Translation

 The books and records of VC II are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

 VC II does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, VC II does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

 Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on VC II's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

F. Short Sales

 All Funds, except for the Money Market II Fund and the three Lifestyle Funds, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of that security. The High Yield Bond Fund may also engage in "naked" short sales. To complete such transactions, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

G. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

 Security transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as VC II is informed after the ex-dividend date. Interest income is accrued daily except when collection is not expected. For financial statement purposes, VC II amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends and capital gains at various rates. India, Thailand and certain other countries tax regulations require that taxes be paid on capital gains realized by the Fund.

 Common expenses incurred by VC II are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Lifestyle Funds, the expenses included in the accompanying financial statements reflect the expenses of the Lifestyle Funds and do not include any expenses associated with the underlying Funds.

 Dividends from net investment income, if any, are normally declared and paid quarterly, except for the Money Market II Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually.

 The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain
(loss) and net assets are not affected by these reclassifications.

 Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes.

       76           NOTES TO FINANCIAL STATEMENTS - CONTINUED


Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, an indirect wholly owned subsidiary of AIG, serves as investment adviser to VC II. Certain officers and trustees of VC II are officers and directors of VALIC or affiliates of VALIC. VALIC entered into sub-advisory agreements with the following:

     AIG Global Investment Corp.--sub-adviser for the International Small Cap
        Equity Fund, Socially Responsible Fund, High Yield Bond Fund, Strategic Bond Fund, Core Bond Fund, Aggressive, Moderate and Conservative Growth Lifestyle Funds.
     AIG SunAmerica Asset Management Corp. ("SAAMCo")--sub-adviser for the
        Money Market II Fund.
     A I M Capital Management, Inc.--sub-adviser for the Mid Cap Growth Fund. Credit Suisse Asset Management, LLC--sub-adviser for the Capital
        Appreciation Fund.
     Franklin Advisers, Inc.--sub-adviser for the Small Cap Growth Fund. JPMorgan Investment Advisors, Inc.*--sub-adviser for Small Cap Value Fund. SSgA Funds Management, Inc.--sub-adviser for the Large Cap Value Fund. Wellington Management Co. LLP--sub-adviser for the Mid Cap Value Fund. *Formerly known as Banc One Investment Advisors Corp.

 Effective October 11, 2004, AIG Global Investment Corp. replaced Putnam Investment Management, LLC as the sub-adviser for the International Small Cap Equity Fund. Additionally, effective October 20, 2004, AIM Capital Management, Inc. replaced INVESCO Institutional (N.A.), Inc. as sub-adviser for the Mid Cap Growth Fund.

 The sub-advisers are compensated for their services by VALIC.

 VALIC receives from VC II a monthly fee based on each Fund's average daily net asset value at the following annual rates:

   Aggressive Growth Lifestyle Fund    0.10%
   -------------------------------------------------------------------------
   Capital Appreciation Fund           0.55%
   -------------------------------------------------------------------------
   Conservative Growth Lifestyle Fund  0.10%
   -------------------------------------------------------------------------
   Core Bond Fund                      0.50% on the first $200 million
                                       0.45% on the next $300 million
                                       0.40% on assets over $500 million
   -------------------------------------------------------------------------
   High Yield Bond Fund                0.70% on the first $200 million
                                       0.60% on the next $300 million
                                       0.55% on assets over $500 million
   -------------------------------------------------------------------------
   International Small Cap Equity Fund 0.90% on the first $100 million
                                       0.80% on assets over $100 million
   -------------------------------------------------------------------------
   Large Cap Value Fund                0.50%
   -------------------------------------------------------------------------
   Mid Cap Growth Fund                 0.80% on the first $50 million
                                       0.75% on the next $50 million
                                       0.70% on the next $150 million
                                       0.65% on the next $250 million
                                       0.60% on assets over $500 million
   -------------------------------------------------------------------------
   Mid Cap Value Fund                  0.75% on the first $100 million
                                       0.725% on the next $150 million
                                       0.70% on the next $250 million
                                       0.675% on the next $250 million
                                       0.65% on the assets over $750 million
   -------------------------------------------------------------------------
   Moderate Growth Lifestyle Fund      0.10%
   -------------------------------------------------------------------------
   Money Market II Fund                0.25%
   -------------------------------------------------------------------------
   Small Cap Growth Fund               0.85%
   -------------------------------------------------------------------------
   Small Cap Value Fund                0.75% on the first $50 million
                                       0.65% on the assets over $50 million
   -------------------------------------------------------------------------
   Socially Responsible Fund           0.25%
   -------------------------------------------------------------------------
   Strategic Bond Fund                 0.60% on the first $200 million
                                       0.50% on the next $300 million
                                       0.45% on assets over $500 million

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           77


 VALIC has agreed to contractually waive a portion of its management fee or to reimburse certain expenses of the Funds listed below through 12/31/05. The table below reflects total annual operating expenses by Fund, as limited by the Adviser, shown as a percentage of average net assets:

                                                   Maximum
                                                   Expense
                   Fund                           Limitation
                   -----------------------------------------
                   Aggressive Growth Lifestyle...    0.10%
                   Capital Appreciation..........    0.85%
                   Conservative Growth Lifestyle.    0.10%
                   Core Bond.....................    0.77%
                   High Yield Bond...............    0.99%
                   International Small Cap Equity    1.00%
                   Large Cap Value...............    0.81%
                   Mid Cap Growth................    0.85%
                   Mid Cap Value.................    1.05%
                   Moderate Growth Lifestyle.....    0.10%
                   Money Market II...............    0.56%
                   Small Cap Growth..............    1.16%
                   Small Cap Value...............    0.95%
                   Socially Responsible..........    0.56%
                   Strategic Bond................    0.89%

 VC II, on behalf of each Fund, has entered into an Administrative Services Agreement with SAAMCo. SAAMCo receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.07% based on the average daily net asset value of the Fund. Under the agreement, SAAMCo will provide certain accounting and administrative services to VC II. During the period ended August 31, 2005, VC II accrued $739,240 for accounting and administrative services.

 VC II, on behalf of each Fund, has entered into a Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between VC II and their "Institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the period ended August 31, 2005, VC II accrued $28,675 in transfer agency and shareholder services fees.

 VC II, on behalf of each Fund, has entered into a Shareholder Services Agreement with VALIC. Under the agreement, VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the Fund. For the period ended August 31, 2005, VC II accrued $2,640,150 in shareholder service expenses.

 On January 23, 2001, the Board of Trustees ratified a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, trustees may elect to defer all or portion of their compensation. Amounts deferred may be invested in up to six different affiliated mutual funds that are specified in the plan as selected by the trustees. For the period ended August 31, 2005, VC II has deferred $6,741 of trustee compensation.

 On January 23, 2001, the Board of Trustees approved a retirement plan for its independent trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC II is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each trustee's years of service. The following amounts for the retirement plan liability are included in the payable for Trustees' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the retirement plan expenses are included in the Trustees' fees and expenses line on the Statement of Operations:

                                                      Retirement Retirement
                                                         Plan       Plan
                                       Retirement      Expense    Payments
                                    Plan Liability as ---------------------
                                      of August 31,   For the period ended
     Fund                                 2005           August 31, 2005
     ------------------------------ ----------------- ---------------------
     Aggressive Growth Lifestyle...     $ 42,077       $ 9,577     $   --
     Capital Appreciation..........       40,671         8,161        265
     Conservative Growth Lifestyle.       43,331         8,708         --
     Core Bond.....................       85,318        20,132        454
     High Yield Bond...............       52,146        16,475        378
     International Small Cap Equity       52,864        12,494        307
     Large Cap Value...............       64,750        20,043        455
     Mid Cap Growth................       51,187        12,834        281
     Mid Cap Value.................      187,267        57,992      1,349
     Moderate Growth Lifestyle.....       77,015        16,957         --
     Money Market II...............       94,371        19,007        424
     Small Cap Growth..............       49,536        11,464        247
     Small Cap Value...............       74,941        21,944        498
     Socially Responsible..........       28,568        15,701        429
     Strategic Bond................       68,827        23,594        562

       78           NOTES TO FINANCIAL STATEMENTS - CONTINUED


 At August 31, 2005, VALIC and AIG Annuity Insurance Co. ("AIGAIC") owned, directly or indirectly, 100% of the outstanding shares of all Funds. The ownership breakdown is as follows:

                 Fund                            VALIC  AIGAIC
                 ------------------------------ ------  ------
                 Aggressive Growth Lifestyle... 100.00%    --
                 Capital Appreciation.......... 100.00%    --
                 Conservative Growth Lifestyle. 100.00%    --
                 Core Bond..................... 100.00%    --
                 High Yield....................  99.20%  0.80%
                 International Small Cap Equity 100.00%    --
                 Large Cap Value............... 100.00%    --
                 Mid Cap Growth................ 100.00%    --
                 Mid Cap Value.................  98.92%  1.08%
                 Moderate Growth Lifestyle..... 100.00%    --
                 Money Market II............... 100.00%    --
                 Small Cap Growth.............. 100.00%    --
                 Small Cap Value............... 100.00%    --
                 Socially Responsible.......... 100.00%    --
                 Strategic Bond................  98.95%  1.05%

 As disclosed in the schedule of investments, certain Funds own securities issued by AIG or an affiliate thereof. As of August 31, 2005, the following Funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                               Capital Gain
                                                                               Distribution
Fund                                         Security                Income      Received
------------------------------- ---------------------------------- ----------- ------------
Aggressive Growth Lifestyle.... Various VCII Funds*                $   327,530 $   565,862
Conservative Growth Lifestyle.. Various VCII Funds*                    776,588     305,961
Core Bond...................... Riviera Holdings Corp.                   2,750          --
High Yield Bond................ Riviera Holdings Corp.                  16,500          --
Moderate Growth Lifestyle...... Various VCII Funds*                  1,100,015     832,951
Small Cap Growth............... IPC Holdings, Ltd.                       6,336          --
Socially Responsible........... American International Group, Inc.         621          --
Strategic Bond................. Riviera Holdings Corp.                   6,600          --

                                Market Value   Cost of    Proceeds from  Realized
Fund                            at 08/31/04   Purchases       Sales     Gain/(Loss)
------------------------------- ------------ -----------  ------------- -----------
Aggressive Growth Lifestyle.... $33,545,560  $15,501,607+  $14,593,399  $3,304,398
Conservative Growth Lifestyle..  30,671,645   15,553,765+   14,524,651   1,149,670
Core Bond......................      27,250           --            --          --
High Yield Bond................     163,500           --            --          --
Moderate Growth Lifestyle......  56,276,555   34,059,184+   24,555,001   3,401,432
Small Cap Growth...............     232,256       12,794            --          --
Socially Responsible...........      80,430      159,497       138,357     (20,461)
Strategic Bond.................      65,400           --            --          --

                                 Change in    Discount
                                Unrealized   (Premium)   Market Value
Fund                            Gain/(Loss) Amortization  at 8/31/05
------------------------------- ----------- ------------ ------------
Aggressive Growth Lifestyle.... $2,926,876     $   --    $40,685,042
Conservative Growth Lifestyle..  1,672,231         --     34,522,660
Core Bond......................        178       (178)        27,250
High Yield Bond................     (1,397)     1,397        163,500
Moderate Growth Lifestyle......  4,728,655         --     73,910,825
Small Cap Growth...............     18,193         --        263,243
Socially Responsible...........    (14,272)        --         66,837
Strategic Bond.................        (95)        95         65,400

--------
*See Schedule of Investments for details.
+Includes reinvestment of distributions paid.

 On September 23, 2004, AIG Global Investment Corp. ("AIGGIC"), the sub-adviser for the Socially Responsible Fund, purchased 2,300 shares of AIG common stock. On August 29, 2001, VALIC became a indirect wholly owned subsidiary of AIG and the Fund was prohibited from purchasing any additional securities issued by AIG. On October 26, 2004, AIG Global Investment Corp. sold 2,300 shares of AIG common stock, resulting in a loss of $20,461. AIG Global Investment Corp. reimbursed the Fund for the loss of $20,461. The loss decreased the Fund's total return by less than 0.01%.

 On December 21, 2004, AIGGIC, the sub-adviser for the International Small Cap Equity Fund, sold 24,168 shares of Prime Infrastructure Network common stock, resulting in a "naked" short sale. The Fund has an investment restriction whereby it is not permitted to engage in "naked" short trading transactions. On March 14, 2005, AIGGIC covered the short position by purchasing 24,168 shares of Prime Infrastructure Network common stock, resulting in a loss of $5,140. State Street Bank and Trust Company, the Fund's Custodian, reimbursed the Fund for the loss of $5,140. The loss decreased the Fund's total return by less than 0.01%.

 Strategic Bond Fund has an investment policy which states that up to 25% of the Fund's net assets may be invested in foreign emerging market debt rated Ba or higher by Moody ' s or BB or higher by Standard & Poor 's. During the period, AIG Global Investment Corp.("AIGGIC "), the subadviser for the Strategic Bond Fund, purchased emerging market securities rated below Ba by Moody 's or below BB by Standard &Poor 's rating services. AIGGIC, on behalf of the Fund, sold these emerging market securities resulting in a gain of $116,938. The gain increased the Fund's total return by 0.10%.

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           79


Note 4 -- Investment Activity

 The cost of purchases and proceeds from sales and maturities of long-term investments, during the period ended August 31, 2005, were as follows:

                                Purchases of Investment      Sales of Investment
                               Securities (Excluding U.S. Securities (Excluding U.S.   Purchase of U.S.        Sales of U.S.
Fund                             Government Securities)     Government Securities)   Government Securities Government Securities
------------------------------ -------------------------- -------------------------- --------------------- ---------------------
Aggressive Growth Lifestyle...        $ 15,362,328               $ 14,593,399             $        --           $        --
Capital Appreciation..........          46,664,055                 46,839,409                      --                    --
Conservative Growth Lifestyle.          15,116,692                 14,524,651                      --                    --
Core Bond.....................         125,598,286                106,699,747              67,188,929            53,431,484
High Yield Bond...............          61,172,920                 36,338,122                      --                    --
International Small Cap Equity         129,104,634                 87,766,076                      --                    --
Large Cap Value...............          71,785,634                 66,567,169                      --                    --
Mid Cap Growth................          59,004,455                 62,040,131                      --                    --
Mid Cap Value.................         174,347,888                112,778,710                      --                    --
Moderate Growth Lifestyle.....          33,480,852                 24,555,001                      --                    --
Small Cap Growth..............          19,401,733                 19,745,046                      --                    --
Small Cap Value...............          88,368,337                 73,895,209                 258,644                    --
Socially Responsible..........         214,455,015                 72,301,655                      --                    --
Strategic Bond................         150,396,307                119,721,842              51,793,413            30,912,640

Note 5 -- Federal Income Taxes

 The following tables detail the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at August 31, 2005.

 The information in the following table is presented on the basis of cost for federal income tax purposes at August 31, 2005:

                               Identified Cost    Gross        Gross     Net Unrealized
                               of Investments   Unrealized   Unrealized   Appreciation
Fund                                Owned      Appreciation Depreciation (Depreciation)
------------------------------ --------------- ------------ ------------ --------------
Aggressive Growth Lifestyle...  $ 36,535,805   $ 4,443,710  $   294,473   $ 4,149,237
Capital Appreciation..........    44,019,145     5,791,041      845,061     4,945,980
Conservative Growth Lifestyle.    32,941,953     1,748,842      168,135     1,580,707
Core Bond.....................    98,400,184     1,395,340      581,790       813,550
High Yield Bond...............    74,051,707     7,665,973    2,743,849     4,922,124
International Small Cap Equity    89,174,818    14,090,219    1,177,951    12,912,268
Large Cap Value...............    78,095,404    12,899,449    2,027,423    10,872,026
Mid Cap Growth................    44,798,975     7,708,930      697,761     7,011,169
Mid Cap Value.................   264,252,757    49,149,322   10,644,406    38,504,916
Moderate Growth Lifestyle.....    68,451,891     5,700,462      241,528     5,458,934
Money Market II...............    75,237,550             -            -             -
Small Cap Growth..............    38,683,056     9,719,443    2,198,046     7,521,397
Small Cap Value...............    85,098,798    14,216,068    2,202,644    12,013,424
Socially Responsible..........   191,934,466     6,247,867    6,070,551       177,316
Strategic Bond................   130,600,801     5,943,214    1,602,243     4,340,971

 The tax basis distributable earnings at August 31, 2005 and the tax character of distributions paid during the year ended August 31, 2005 were as follows:

                                         Distributable Earnings              Tax Distributions
                               ------------------------------------------ ------------------------
                                          Long-term Gains/   Unrealized
                                Ordinary    Capital and     Appreciation   Ordinary    Long-Term
                                 Income     Other Losses   (Depreciation)   Income   Capital Gains
                               ---------- ---------------- -------------- ---------- -------------
Aggressive Growth Lifestyle... $   48,560   $    257,014    $ 4,149,237   $  296,134  $         -
Capital Appreciation..........     28,150    (14,756,121)     4,945,980      136,132            -
Conservative Growth Lifestyle.     64,046      1,176,165      1,580,707      752,113            -
Core Bond.....................    515,106        (25,500)       813,550    3,602,735        9,469
High Yield Bond...............  1,056,207        602,751      4,937,080    5,041,023    1,345,599
International Small Cap Equity  3,317,831        (86,290)    12,932,538      186,149      243,502
Large Cap Value...............  2,760,736      2,772,923     10,872,026    1,037,372    3,197,600
Mid Cap Growth................          -     (3,530,070)     7,011,173            -            -
Mid Cap Value.................  6,761,108     16,682,754     38,505,360    6,640,147   13,533,720
Moderate Growth Lifestyle.....    111,117      2,483,137      5,458,934    1,022,983            -
Money Market II...............     99,075              -              -    1,425,364            -
Small Cap Growth..............          -     (7,697,423)     7,521,397            -            -
Small Cap Value...............  1,724,645      9,973,380     12,013,424    1,095,362    4,222,074
Socially Responsible..........  2,409,377        803,072        177,316    1,419,049            -
Strategic Bond................  2,091,968      1,229,572      4,330,804    5,910,783    1,547,641

       80           NOTES TO FINANCIAL STATEMENTS - CONTINUED


 The tax character of distributions paid during the year ended August 31, 2004 was as follows:

                                              Tax Distributions
                                             --------------------
                                                        Long-Term
                                              Ordinary   Capital
              Fund                             Income     Gains
              ------------------------------ ---------- ---------
              Aggressive Growth Lifestyle... $  295,103 $     --
              Capital Appreciation..........         --       --
              Conservative Growth Lifestyle.    926,203       --
              Core Bond.....................  3,625,650  414,577
              High Yield Bond...............  4,350,004       --
              International Small Cap Equity    507,002       --
              Large Cap Value...............    724,004       --
              Mid Cap Growth................         --       --
              Mid Cap Value.................    190,001       --
              Moderate Growth Lifestyle.....  1,158,503       --
              Money Market II...............    422,780       --
              Small Cap Growth..............         --       --
              Small Cap Value...............    272,003       --
              Socially Responsible..........    211,004       --
              Strategic Bond................  3,603,003  538,087

 As of August 31, 2005, the Funds indicated below have capital loss carryforwards, which expire in the year indicated and are available to offset future capital gains, if any:

                                           Capital Loss Carryforward
                                   -----------------------------------------
    Fund                              2010       2011       2012      2013
    ------------------------------ ---------- ---------- ---------- --------
    Aggressive Growth Lifestyle... $       -- $       -- $       -- $     --
    Capital Appreciation..........  5,964,379  6,282,529  2,100,734  408,479
    Conservative Growth Lifestyle.         --         --         --       --
    Core Bond.....................         --         --         --       --
    High Yield Bond...............         --         --         --       --
    International Small Cap Equity         --         --         --       --
    Large Cap Value...............         --         --         --       --
    Mid Cap Growth................         --  3,530,070         --       --
    Mid Cap Value.................         --         --         --       --
    Moderate Growth Lifestyle.....         --         --         --       --
    Money Market II...............         --         --         --       --
    Small Cap Growth..............    341,663  7,355,760         --       --
    Small Cap Value...............         --         --         --       --
    Socially Responsible..........         --         --         --       --
    Strategic Bond................         --         --         --       --

 The Fund's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended August 31, 2005.

       Fund                           Capital Loss Carryforward Utilized
       ------------------------------ ----------------------------------
       Aggressive Growth Lifestyle...             $2,435,427
       Capital Appreciation..........                     --
       Conservative Growth Lifestyle.                314,053
       Core Bond.....................                     --
       High Yield Bond...............                     --
       International Small Cap Equity              4,006,710
       Large Cap Value...............                     --
       Mid Cap Growth................              7,196,772
       Mid Cap Value.................                     --
       Moderate Growth Lifestyle.....              1,396,226
       Money Market II...............                     --
       Small Cap Growth..............              2,132,460
       Small Cap Value...............                     --
       Socially Responsible..........              1,112,545
       Strategic Bond................                     --

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           81


 Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended August 31, 2005, the Funds elected to defer capital losses as follows:

                                  Deferred Post-October Deferred Post-October
   Fund                               Capital Loss          Currency Loss
   ------------------------------ --------------------- ---------------------
   Aggressive Growth Lifestyle...        $    --               $    --
   Capital Appreciation..........             --                    --
   Conservative Growth Lifestyle.             --                    --
   Core Bond.....................         25,500                    --
   High Yield Bond...............             --                    --
   International Small Cap Equity             --                76,977
   Large Cap Value...............             --                    --
   Mid Cap Growth................             --                    --
   Mid Cap Value.................             --                 6,497
   Moderate Growth Lifestyle.....             --                    --
   Money Market II...............             --                    --
   Small Cap Growth..............             --                    --
   Small Cap Value...............             --                    --
   Socially Responsible..........             --                    --
   Strategic Bond................             --                    --

 For the year ended August 31, 2005, the International Small Cap Equity Fund elected to defer $9,313 of Post October Passive Foreign Investment Company ("PFIC") loss deferrals.

 For the period ended August 31, 2005, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net investment losses, disposition of PFIC securities, principal paydown adjustments, treatment of foreign currency and investments in real estate investment trusts, to the components of net assets as follows:

                                  Accumulated       Accumulated
                               Undistributed Net Undistributed Net
                               Investment Income   Realized Gain
                                    (Loss)            (Loss)       Capital Paid-in
                               ----------------- ----------------- ---------------
Aggressive Growth Lifestyle...     $      --         $      --        $      --
Capital Appreciation..........            --                --               --
Conservative Growth Lifestyle.            --                --               --
Core Bond.....................       132,098          (132,098)              --
High Yield Bond...............        17,240           (17,240)              --
International Small Cap Equity      (247,425)          247,425               --
Large Cap Value...............            --                --               --
Mid Cap Growth................        75,443           (11,929)         (63,514)
Mid Cap Value.................       (11,710)           11,710               --
Moderate Growth Lifestyle.....            --                --               --
Money Market II...............         2,722                --           (2,722)
Small Cap Growth..............       341,090               (12)        (341,078)
Small Cap Value...............         1,431            (1,431)              --
Socially Responsible..........            --                --               --
Strategic Bond................       233,705          (233,705)              --

Note 6 -- Capital Share Transactions

 Transactions in capital shares of each Fund were as follows:

                                    Aggressive Growth Lifestyle                            Capital Appreciation
                        --------------------------------------------------  --------------------------------------------------
                           For the year ended        For the year ended        For the year ended        For the year ended
                             August 31, 2005           August 31, 2004           August 31, 2005           August 31, 2004
                        ------------------------  ------------------------  ------------------------  ------------------------
                          Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............  1,154,937  $ 11,809,558   1,176,747  $ 10,763,997   2,011,313  $ 17,015,673   3,724,699  $ 30,238,195
Reinvested dividends...     28,458       296,134      31,975       295,103      15,382       136,132          --            --
Shares redeemed........ (1,166,011)  (11,794,743)   (945,162)   (8,752,171) (1,990,333)  (16,871,961) (2,850,788)  (23,163,367)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)     17,384  $    310,949     263,560  $  2,306,929      36,362  $    279,844     873,911  $  7,074,828
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                   Conservative Growth Lifestyle                                 Core Bond
                        --------------------------------------------------  --------------------------------------------------
                           For the year ended        For the year ended        For the year ended        For the year ended
                             August 31, 2005           August 31, 2004           August 31, 2005           August 31, 2004
                        ------------------------  ------------------------  ------------------------  ------------------------
                          Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............  1,163,750  $ 12,143,767   1,203,385  $ 11,828,219   5,272,809  $ 52,892,818   4,514,242  $ 45,345,195
Reinvested dividends...     71,522       752,113      94,020       926,203     360,971     3,612,204     405,283     4,040,227
Shares redeemed........ (1,175,880)  (12,197,202) (1,119,332)  (11,035,212) (2,699,948)  (27,100,376) (4,118,028)  (41,237,048)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)     59,392  $    698,678     178,073  $  1,719,210   2,933,832  $ 29,404,646     801,497  $  8,148,374
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                          High Yield Bond                             International Small Cap Equity
                        --------------------------------------------------  --------------------------------------------------
                           For the year ended        For the year ended        For the year ended        For the year ended
                             August 31, 2005           August 31, 2004           August 31, 2005           August 31, 2004
                        ------------------------  ------------------------  ------------------------  ------------------------
                          Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............  5,110,983  $ 44,212,347   8,806,620  $ 72,422,427   5,762,882  $ 74,566,978   3,559,540  $ 36,186,715
Reinvested dividends...    738,269     6,386,622     531,228     4,350,004      35,924       429,651      48,439       507,002
Shares redeemed........ (3,228,903)  (27,915,986) (8,301,284)  (68,318,545) (2,373,753)  (29,512,377) (4,281,434)  (44,215,233)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)  2,620,349  $ 22,682,983   1,036,564  $  8,453,886   3,425,053  $ 45,474,252    (673,455) $ (7,521,516)
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                          Large Cap Value                                     Mid Cap Growth
                        --------------------------------------------------  --------------------------------------------------
                           For the year ended        For the year ended        For the year ended        For the year ended
                             August 31, 2005           August 31, 2004           August 31, 2005           August 31, 2004
                        ------------------------  ------------------------  ------------------------  ------------------------
                          Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............  2,645,083  $ 34,505,286   3,524,338  $ 42,537,038   1,467,927  $ 10,047,954   2,781,319  $ 17,012,498
Reinvested dividends...    322,066     4,234,972      60,095       724,004          --            --          --            --
Shares redeemed........ (2,226,243)  (29,152,384) (1,940,475)  (23,808,818) (2,034,783)  (13,918,214) (2,976,051)  (18,486,364)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)    740,906  $  9,587,874   1,643,958  $ 19,452,224    (566,856) $ (3,870,260)   (194,732) $ (1,473,866)
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                           Mid Cap Value                                 Moderate Growth Lifestyle
                        --------------------------------------------------  --------------------------------------------------
                           For the year ended        For the year ended        For the year ended        For the year ended
                             August 31, 2005           August 31, 2004           August 31, 2005           August 31, 2004
                        ------------------------  ------------------------  ------------------------  ------------------------
                          Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Shares sold............  5,332,054  $ 92,143,978   5,331,688  $ 85,500,721   1,958,656  $ 22,316,840   2,182,155  $ 23,005,265
Reinvested dividends...  1,180,449    20,173,867      11,654       190,001      88,284     1,022,983     109,669     1,158,503
Shares redeemed........ (1,886,258)  (32,646,123) (3,027,915)  (49,247,779) (1,296,969)  (14,754,283) (1,777,348)  (18,878,194)
                        ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)  4,626,245  $ 79,671,722   2,315,427  $ 36,442,943     749,971  $  8,585,540     514,476  $  5,285,574
                        ==========  ============  ==========  ============  ==========  ============  ==========  ============

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED           83

                                       Money Market II                                      Small Cap Growth
                   ------------------------------------------------------  --------------------------------------------------
                       For the year ended          For the year ended         For the year ended        For the year ended
                        August 31, 2005             August 31, 2004             August 31, 2005           August 31, 2004
                   -------------------------  ---------------------------  ------------------------  ------------------------
                      Shares       Amount        Shares         Amount       Shares       Amount       Shares       Amount
                   -----------  ------------  ------------  -------------  ----------  ------------  ----------  ------------
Shares sold.......  89,488,133  $ 89,488,133   160,682,029  $ 160,682,029   1,152,352  $ 13,217,917   2,940,363  $ 30,834,015
Reinvested
 dividends........   1,425,364     1,425,364       422,780        422,780          --            --          --            --
Shares redeemed... (87,978,397)  (87,978,397) (168,002,319)  (168,002,319) (1,173,260)  (13,443,993) (3,705,150)  (39,400,837)
                   -----------  ------------  ------------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).......   2,935,100  $  2,935,100    (6,897,510) $  (6,897,510)    (20,908) $   (226,076)   (764,787) $ (8,566,822)
                   ===========  ============  ============  =============  ==========  ============  ==========  ============

                                       Small Cap Value                                    Socially Responsible
                   ------------------------------------------------------  --------------------------------------------------
                       For the year ended          For the year ended         For the year ended        For the year ended
                        August 31, 2005             August 31, 2004             August 31, 2005           August 31, 2004
                   -------------------------  ---------------------------  ------------------------  ------------------------
                      Shares       Amount        Shares         Amount       Shares       Amount       Shares       Amount
                   -----------  ------------  ------------  -------------  ----------  ------------  ----------  ------------
Shares sold.......   2,496,971  $ 36,647,207     2,416,279  $  32,066,801  14,695,378  $162,535,482   4,090,678  $ 43,051,389
Reinvested
 dividends........     358,281     5,317,436        20,090        272,003     128,097     1,419,049      20,419       211,004
Shares redeemed...  (1,837,149)  (27,226,230)   (2,254,555)   (30,220,228)   (848,858)   (9,317,108) (2,219,340)  (23,381,629)
                   -----------  ------------  ------------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease).......   1,018,103  $ 14,738,413       181,814  $   2,118,576  13,974,617  $154,637,423   1,891,757  $ 19,880,764
                   ===========  ============  ============  =============  ==========  ============  ==========  ============

                                       Strategic Bond
                   ------------------------------------------------------
                       For the year ended          For the year ended
                        August 31, 2005             August 31, 2004
                   -------------------------  ---------------------------
                      Shares       Amount        Shares         Amount
                   -----------  ------------  ------------  -------------
Shares sold.......   5,948,459  $ 65,240,483     5,083,807  $  54,228,473
Reinvested
 dividends........     681,787     7,458,424       391,748      4,141,090
Shares redeemed...  (1,812,139)  (19,868,661)   (2,422,847)   (25,850,303)
                   -----------  ------------  ------------  -------------
Net increase
 (decrease).......   4,818,107  $ 52,830,246     3,052,708  $  32,519,260
                   ===========  ============  ============  =============

Note 7 -- Expense Reductions

 Through expense offset arrangements, resulting from broker commission recapture, a portion of Mid Cap Value Fund's expenses have been reduced. For the period ended August 31, 2005, the Mid Cap Value Fund received expense reductions in the amount of $43,610.

Note 8 -- Investment Concentration

 The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

 The Core Bond Fund, Money Market II Fund and Strategic Bond Fund invest in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of a Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government. At the end of the period, the Funds had 38.66%, 7.90% and 14.35%, respectively, of their total net assets invested in such securities.

 Some of the Funds may invest internationally, including in "emerging market" countries. Emerging markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Small Cap Equity Fund and Strategic Bond Fund. At the end of the period, the International Small Cap Equity Fund had 29.77% of its net assets invested in equity securities domiciled in Japan. At the end of the period, Strategic Bond Fund had 28.01% of its net assets invested in securities issued by foreign government agencies.

Note 9 -- Lines of Credit

 VC I and VC II have established an $85 million committed and a $40 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in interest expense on the Statement of Operations.

 For the period ended August 31, 2005, the following Fund had borrowings:

                           Days     Interest Average Debt Weighted Average
     Fund               Outstanding Charges    Utilized       Interest
     -----------------  ----------- -------- ------------ ----------------
     Small Cap Value...      5        $577    $2,662,900        3.61%

 As of August 31, 2005, none of the Funds had outstanding borrowings.

       84           NOTES TO FINANCIAL STATEMENTS - CONTINUED


Note 10 -- Interfund Lending Program

 Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating portfolios to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended August 31, 2005 none of the Funds participated in this program.

Note 11 -- Other Matters

 On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

 AIG is the indirect parent company and an affiliated person of The Variable Annuity Life Insurance Company ("VALIC"), AIG Global Investment Corp. ("AIGGIC") AIG SunAmerica Asset Management Corp. ("SAAMCo") and Brazos Capital Management, LP ("Brazos"). AIGGIC, SAAMCo and Brazos serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

 In VALIC's view, the matters alleged in the lawsuit are not material in relation to the financial position of VALIC, AIGGIC, SAAMCo or Brazos, or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC, SAAMCo and Brazos will need to obtain permission from the Securities and Exchange Commission to continue to service the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Note 12 -- Subsequent Event

 On or about November 7, 2005, U.S. Bancorp Asset Management, Inc. will be added as an additional sub-adviser to the Mid Cap Value Fund, managing a portion of the assets of the Fund. Wellington Management Co. LLP will also continue to manage a portion of the assets of the Mid Cap Value Fund.

                            FINANCIAL HIGHLIGHTS                      85

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                           Aggressive Growth Lifestyle Fund
                                                              ---------------------------------------------------------
                                                                                 Year Ended August 31,
                                                              ---------------------------------------------------------
                                                                  2005        2004        2003         2002       2001
                                                              -------      -------    -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  9.10      $  8.37    $  7.43      $  8.82      $ 14.89
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.08/(e)/    0.08(e)    0.07/(e)/    0.05/(e)/    0.18
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.88         0.73       0.94        (1.35)       (3.59)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -          -            -            -
                                                              ---------------------------------------------------------
   Total income (loss) from investment operations............    1.96         0.81       1.01        (1.30)       (3.41)
                                                              ---------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.08)       (0.08)     (0.07)       (0.09)       (0.38)
   Net realized gain on securities...........................       -            -          -            -        (2.28)
   Return of capital.........................................       -            -          -            -            -
                                                              ---------------------------------------------------------
   Total distributions.......................................   (0.08)       (0.08)     (0.07)       (0.09)       (2.66)
                                                              ---------------------------------------------------------
Net asset value at end of period............................. $ 10.98      $  9.10    $  8.37      $  7.43      $  8.82
                                                              ---------------------------------------------------------
TOTAL RETURN/(a)/............................................   21.62%        9.66%     13.66%      (14.90)%     (25.08)%
                                                              ---------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.10%        0.10%      0.10%        0.10%        0.10%
Ratio of expenses to average net assets/(c)/.................    0.30%        0.34%      0.34%        0.10%        0.10%
Ratio of expense reductions to average net assets............       -            -          -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    0.80%        0.89%      0.92%        0.62%        0.74%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.60%        0.65%      0.68%        0.62%           -
Portfolio turnover rate......................................      40%          71%        52%         180%         105%
Number of shares outstanding at end of period (000's)........   3,700        3,683      3,419        2,763        2,136
Net assets at the end of period (000's)...................... $40,623      $33,520    $28,627      $20,522      $18,850

                                                                                  Capital Appreciation Fund
                                                              ---------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                              ---------------------------------------------------------------
                                                                  2005         2004          2003           2002        2001
                                                              -------      -------       -------       -------        -------

PER SHARE DATA
Net asset value at beginning of period....................... $  7.79      $  7.66       $  6.71       $  9.11        $ 17.68
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.03/(e)/   (0.02)/(e)/   (0.00)/(e)/   (0.01)/(e)/    (0.02)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.11         0.15          0.95         (2.41)         (7.88)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -             -          0.02              -
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............    1.14         0.13          0.95         (2.40)         (7.90)
                                                              ---------------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.03)           -             -             -              -
   Net realized gain on securities...........................       -            -             -             -          (0.56)
   Return of capital.........................................       -            -             -             -          (0.11)
                                                              ---------------------------------------------------------------
   Total distributions.......................................   (0.03)           -             -             -          (0.67)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $  8.90      $  7.79       $  7.66       $  6.71        $  9.11
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................   14.58%        1.70%        14.22%       (26.34)%/(d)/  (45.46)%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.85%        0.85%         0.85%         0.85%          0.85%
Ratio of expenses to average net assets/(c)/.................    1.13%        1.19%         1.29%         1.25%          1.08%
Ratio of expense reductions to average net assets............       -            -             -             -              -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    0.34%       (0.22)%       (0.03)%       (0.09)%        (0.16)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.06%       (0.56)%       (0.47)%       (0.49)%            -
Portfolio turnover rate......................................     105%         119%           87%          126%            67%
Number of shares outstanding at end of period (000's)........   5,499        5,462         4,588         4,082          3,335
Net assets at the end of period (000's)...................... $48,939      $42,544       $35,152       $27,406        $30,397

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The Fund's total return increased by 0.11% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
/(e)/The per share amounts are calculated using the average share method.

       86               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                           Conservative Growth Lifestyle Fund
                                                              -----------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2005         2004         2003         2002       2001
                                                              -------      -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  9.79      $  9.37      $  8.73      $  9.47      $ 11.33
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.24/(d)/    0.30/(d)/    0.21/(d)/    0.26/(d)/    0.34
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.03         0.41         0.64        (0.68)       (1.09)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    1.27         0.71         0.85        (0.42)       (0.75)
                                                              -----------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.25)       (0.29)       (0.21)       (0.32)       (0.43)
   Net realized gain on securities...........................       -            -            -            -        (0.68)
   Return of capital.........................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total distributions.......................................   (0.25)       (0.29)       (0.21)       (0.32)       (1.11)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $ 10.81      $  9.79      $  9.37      $  8.73      $  9.47
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................   13.03%        7.60%        9.90%       (4.62)%      (6.76)%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.10%        0.10%        0.10%        0.10%        0.10%
Ratio of expenses to average net assets/(c)/.................    0.31%        0.36%        0.34%        0.10%        0.10%
Ratio of expense reductions to average net assets............       -            -            -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    2.35%        3.01%        2.41%        2.92%        3.28%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    2.14%        2.75%        2.17%        2.92%           -
Portfolio turnover rate......................................      46%          67%          65%         181%         122%
Number of shares outstanding at end of period (000's)........   3,190        3,130        2,952        2,386        2,062
Net assets at the end of period (000's)...................... $34,468      $30,649      $27,652      $20,841      $19,527

                                                                                     Core Bond Fund
                                                              ------------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              ------------------------------------------------------------
                                                                  2005          2004         2003         2002       2001
                                                              --------      -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  10.00      $ 10.02      $  9.95      $  9.91      $  9.46
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.42/(d)/    0.34/(d)/    0.31/(d)/    0.48/(d)/    0.53
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.08         0.22         0.09         0.09         0.46
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................        -            -            -            -            -
                                                              ------------------------------------------------------------
   Total income (loss) from investment operations............     0.50         0.56         0.40         0.57         0.99
                                                              ------------------------------------------------------------
Distributions from:
   Net investment income.....................................    (0.41)       (0.35)       (0.33)       (0.47)       (0.54)
   Net realized gain on securities...........................    (0.03)       (0.23)           -        (0.06)           -
   Return of capital.........................................        -            -            -            -            -
                                                              ------------------------------------------------------------
   Total distributions.......................................    (0.44)       (0.58)       (0.33)       (0.53)       (0.54)
                                                              ------------------------------------------------------------
Net asset value at end of period............................. $  10.06      $ 10.00      $ 10.02      $  9.95      $  9.91
                                                              ------------------------------------------------------------
TOTAL RETURN/(a)/............................................     5.05%        5.71%        4.08%        5.98%       10.81%
                                                              ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.77%        0.77%        0.77%        0.77%        0.77%
Ratio of expenses to average net assets/(c)/.................     1.00%        1.07%        1.12%        1.14%        0.99%
Ratio of expense reductions to average net assets............        -            -            -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................     4.23%        3.37%        3.13%        4.94%        5.66%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................     3.99%        3.07%        2.77%        4.57%           -
Portfolio turnover rate......................................      205%         179%         197%         248%         341%
Number of shares outstanding at end of period (000's)........   10,072        7,138        6,336        4,280        3,254
Net assets at the end of period (000's)...................... $101,299      $71,409      $63,519      $42,568      $32,250

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                87

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                   High Yield Bond Fund
                                                              ------------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              ------------------------------------------------------------
                                                                  2005         2004          2003         2002       2001
                                                              -------      --------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  8.28       $  7.73      $  6.82      $  8.16      $  9.28
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.62/(d)/     0.69/(d)/    0.69/(d)/    0.74/(d)/    0.88
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    0.78          0.54         0.90        (1.35)       (1.12)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -            -            -            -
                                                              ------------------------------------------------------------
   Total income (loss) from investment operations............    1.40          1.23         1.59        (0.61)       (0.24)
                                                              ------------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.63)        (0.68)       (0.68)       (0.73)       (0.88)
   Net realized gain on securities...........................   (0.18)            -            -            -            -
   Return of capital.........................................       -             -            -            -            -
                                                              ------------------------------------------------------------
   Total distributions.......................................   (0.81)        (0.68)       (0.68)       (0.73)       (0.88)
                                                              ------------------------------------------------------------
Net asset value at end of period............................. $  8.87       $  8.28      $  7.73      $  6.82      $  8.16
                                                              ------------------------------------------------------------
TOTAL RETURN/(a)/............................................   17.45%        16.27%       24.25%       (7.96)%      (2.20)%
                                                              ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.99%         0.99%        0.99%        0.99%        0.99%
Ratio of expenses to average net assets/(c)/.................    1.27%        1.31%//       1.42%        1.51%        1.19%
Ratio of expense reductions to average net assets............       -             -            -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    7.30%         8.45%        9.69%        9.80%       10.64%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    7.01%         8.12%        9.26%        9.28%           -
Portfolio turnover rate......................................      57%          110%         124%         118%          83%
Number of shares outstanding at end of period (000's)........   9,090         6,470        5,433        2,789        2,095
Net assets at the end of period (000's)...................... $80,665       $53,562      $41,986      $19,026      $17,102

                                                                            International Small Cap Equity Fund
                                                              -------------------------------------------------------------
                                                                                   Year Ended August 31,
                                                              -------------------------------------------------------------
                                                                   2005          2004         2003         2002       2001
                                                              --------       -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  10.36       $  9.07      $  8.67      $  9.97      $ 14.79
                                                              -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.12/(d)/     0.11/(d)/    0.11/(d)/    0.07/(d)/    0.14
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     3.68          1.29         0.40        (1.36)       (4.17)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................        -             -            -            -            -
                                                              -------------------------------------------------------------
   Total income (loss) from investment operations............     3.80          1.40         0.51        (1.29)       (4.03)
                                                              -------------------------------------------------------------
Distributions from:
   Net investment income.....................................    (0.04)        (0.11)       (0.11)       (0.01)       (0.03)
   Net realized gain on securities...........................    (0.07)            -            -            -        (0.76)
   Return of capital.........................................        -             -            -            -            -
                                                              -------------------------------------------------------------
   Total distributions.......................................    (0.11)        (0.11)       (0.11)       (0.01)       (0.79)
                                                              -------------------------------------------------------------
Net asset value at end of period............................. $  14.05       $ 10.36      $  9.07      $  8.67      $  9.97
                                                              -------------------------------------------------------------
TOTAL RETURN/(a)/............................................    36.89%/(e)/   15.42%        5.94%      (12.91)%     (28.14)%
                                                              -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     1.00%         1.00%        1.01%        1.01%        1.03%
Ratio of expenses to average net assets/(c)/.................     1.57%         1.62%        1.71%        1.88%        1.50%
Ratio of expense reductions to average net assets............        -             -            -         0.02%           -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................     0.99%         1.09%        1.34%        0.76%        0.93%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................     0.42%         0.47%        0.65%       (0.11)%          -
Portfolio turnover rate......................................      143%           85%          70%         139%          63%
Number of shares outstanding at end of period (000's)........    7,405         3,980        4,654        3,474        2,844
Net assets at the end of period (000's)...................... $104,030       $41,227      $42,206      $30,114      $28,357

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

       88               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                   Large Cap Value Fund
                                                              ------------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              ------------------------------------------------------------
                                                                  2005         2004          2003         2002       2001
                                                              -------      -------       -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $ 12.18      $ 10.97       $ 10.22      $ 11.10      $ 11.60
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.18/(d)/    0.15/(d)/     0.13/(d)/    0.10/(d)/    0.10
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    2.05         1.21          0.74        (0.88)       (0.40)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -             -            -            -
                                                              ------------------------------------------------------------
   Total income (loss) from investment operations............    2.23         1.36          0.87        (0.78)       (0.30)
                                                              ------------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.17)       (0.15)        (0.12)       (0.10)       (0.09)
   Net realized gain on securities...........................   (0.52)           -             -            -        (0.07)
   Return of capital.........................................       -            -             -            -        (0.04)
                                                              ------------------------------------------------------------
   Total distributions.......................................   (0.69)       (0.15)        (0.12)       (0.10)       (0.20)
                                                              ------------------------------------------------------------
Net asset value at end of period............................. $ 13.72      $ 12.18       $ 10.97      $ 10.22      $ 11.10
                                                              ------------------------------------------------------------
TOTAL RETURN/(a)/............................................   18.62%       12.42%/(e)/    8.59%       (7.08)%      (2.66)%
                                                              ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.81%        0.81%         0.81%        0.81%        0.81%
Ratio of expenses to average net assets/(c)/.................    1.01%        1.08%         1.19%        1.29%        1.14%
Ratio of expense reductions to average net assets............       -            -             -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    1.41%        1.26%         1.28%        0.98%        0.98%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    1.21%        0.99%         0.90%        0.50%           -
Portfolio turnover rate......................................      84%          97%           67%          85%         106%
Number of shares outstanding at end of period (000's)........   6,476        5,735         4,091        2,743        1,846
Net assets at the end of period (000's)...................... $88,853      $69,831       $44,883      $28,030      $20,482

                                                                                     Mid Cap Growth Fund
                                                              ---------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                              ---------------------------------------------------------------
                                                                  2005          2004          2003          2002        2001
                                                              -------       -------       -------       -------       -------

PER SHARE DATA
Net asset value at beginning of period....................... $  5.94       $  5.70       $  4.44       $  6.20       $ 16.30
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................   (0.01)/(d)/   (0.03)/(d)/   (0.02)/(d)/   (0.03)/(d)/    0.01
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.63          0.27          1.28         (1.73)        (6.74)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -             -             -             -
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............    1.62          0.24          1.26         (1.76)        (6.73)
                                                              ---------------------------------------------------------------
Distributions from:
   Net investment income.....................................       -             -             -             -         (0.02)
   Net realized gain on securities...........................       -             -             -             -         (3.27)
   Return of capital.........................................       -             -             -             -         (0.08)
                                                              ---------------------------------------------------------------
   Total distributions.......................................       -             -             -             -         (3.37)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $  7.56       $  5.94       $  5.70       $  4.44       $  6.20
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................   27.27%         4.21%        28.38%       (28.39)%      (46.99)%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.85%         0.85%         0.85%         0.85%         0.83%
Ratio of expenses to average net assets/(c)/.................    1.37%         1.40%         1.51%         1.59%         1.38%
Ratio of expense reductions to average net assets............       -             -             -             -             -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................   (0.18)%       (0.41)%       (0.41)%       (0.45)%       (0.14)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................   (0.70)%       (0.96)%       (1.07)%       (1.19)%           -
Portfolio turnover rate......................................     125%          123%           99%           69%          114%
Number of shares outstanding at end of period (000's)........   6,920         7,487         7,682         5,745         3,754
Net assets at the end of period (000's)...................... $52,335       $44,446       $43,785       $25,527       $23,277

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursement, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure increased by 0.09% from a gain realized on the disposal of investments in violation of investment restrictions.

                      FINANCIAL HIGHLIGHTS - CONTINUED                89

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                    Mid Cap Value Fund
                                                              --------------------------------------------------------------
                                                                                   Year Ended August 31,
                                                              --------------------------------------------------------------
                                                                  2005          2004          2003          2002       2001
                                                              --------      --------      --------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  16.18      $  14.10      $  11.75      $ 13.54      $ 13.54
                                                              --------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.01/(d)/     0.02/(d)/     0.02/(d)/    0.04/(d)/    0.07
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     3.63          2.08          2.36        (1.36)        0.56
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................        -             -             -            -            -
                                                              --------------------------------------------------------------
   Total income (loss) from investment operations............     3.64          2.10          2.38        (1.32)        0.63
                                                              --------------------------------------------------------------
Distributions from:
   Net investment income.....................................    (0.01)        (0.02)        (0.03)       (0.04)       (0.07)
   Net realized gain on securities...........................    (1.54)            -             -        (0.43)       (0.56)
   Return of capital.........................................        -             -             -            -            -
                                                              --------------------------------------------------------------
   Total distributions.......................................    (1.55)        (0.02)        (0.03)       (0.47)       (0.63)
                                                              --------------------------------------------------------------
Net asset value at end of period............................. $  18.27      $  16.18      $  14.10      $ 11.75      $ 13.54
                                                              --------------------------------------------------------------
TOTAL RETURN/(a)/............................................    23.18%        14.86%        20.28%      (10.07)%       4.74%
                                                              --------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     1.05%         1.05%         1.05%        1.05%        1.05%
Ratio of expenses to average net assets/(c)/.................     1.18%         1.25%         1.32%        1.35%        1.26%
Ratio of expense reductions to average net assets............     0.02%         0.03%         0.04%        0.07%           -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................     0.01%         0.09%         0.11%        0.29%        0.65%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    (0.11)%       (0.11)%       (0.16)%      (0.01)%          -
Portfolio turnover rate......................................       46%           57%           48%         156%         215%
Number of shares outstanding at end of period (000's)........   16,528        11,902         9,587        7,937        4,981
Net assets at the end of period (000's)...................... $302,014      $192,607      $135,190      $93,245      $67,460

                                                                             Moderate Growth Lifestyle Fund
                                                              -----------------------------------------------------------
                                                                                  Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2005         2004         2003         2002       2001
                                                              -------      -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $ 10.46      $  9.80      $  8.93      $ 10.02      $ 13.42
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.18/(d)/    0.22/(d)/    0.17/(d)/    0.19/(d)/    0.30
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    1.58         0.66         0.87        (1.04)       (2.11)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    1.76         0.88         1.04        (0.85)       (1.81)
                                                              -----------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.18)       (0.22)       (0.17)       (0.24)       (0.45)
   Net realized gain on securities...........................       -            -            -            -        (1.14)
   Return of capital.........................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total distributions.......................................   (0.18)       (0.22)       (0.17)       (0.24)       (1.59)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $ 12.04      $ 10.46      $  9.80      $  8.93      $ 10.02
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................   16.88%        8.96%       11.84%       (8.62)%     (14.11)%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.10%        0.10%        0.10%        0.10%        0.10%
Ratio of expenses to average net assets/(c)/.................    0.25%        0.32%        0.32%        0.10%        0.10%
Ratio of expense reductions to average net assets............       -            -            -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    1.58%        2.12%        1.94%        2.03%        2.23%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    1.44%        1.89%        1.72%        2.03%           -
Portfolio turnover rate......................................      38%          76%          65%         184%         109%
Number of shares outstanding at end of period (000's)........   6,129        5,379        4,865        4,003        3,194
Net assets at the end of period (000's)...................... $73,804      $56,244      $47,692      $35,747      $31,993

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursement, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

       90               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                  Money Market II Fund
                                                              -----------------------------------------------------------
                                                                                 Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2005         2004         2003         2002       2001
                                                              -------      -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.02/(d)/    0.01/(d)/    0.01/(d)/    0.02/(d)/    0.05
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................       -            -            -            -            -
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    0.02         0.01         0.01         0.02         0.05
                                                              -----------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.02)       (0.01)       (0.01)       (0.02)       (0.05)
   Net realized gain on securities...........................       -            -            -            -            -
   Return of capital.........................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total distributions.......................................   (0.02)       (0.01)       (0.01)       (0.02)       (0.05)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................    1.99%        0.59%        0.83%        1.63%        5.07%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.56%        0.55%        0.56%        0.56%        0.56%
Ratio of expenses to average net assets/(c)/.................    0.75%        0.80%        0.85%        0.83%        0.71%
Ratio of expense reduction to average net assets.............       -            -            -            -            -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................    1.98%        0.59%        0.82%        1.61%        4.72%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    1.78%        0.34%        0.53%        1.34%           -
Portfolio turnover rate......................................     N/A          N/A          N/A          N/A          N/A
Number of shares outstanding at end of period (000's)........  75,836       72,901       79,798       70,870       51,979
Net assets at the end of period (000's)...................... $75,836      $72,901      $79,798      $70,870      $51,979

                                                                                    Small Cap Growth Fund
                                                              ---------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                              ---------------------------------------------------------------
                                                                  2005          2004          2003          2002        2001
                                                              -------       -------       -------       -------       -------

PER SHARE DATA
Net asset value at beginning of period....................... $ 10.20       $  9.70       $  7.40       $ 10.69       $ 23.24
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................   (0.09)/(d)/   (0.09)/(d)/   (0.05)/(d)/   (0.07)/(d)/   (0.05)
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    2.08          0.59          2.35         (3.22)       (10.38)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -             -             -             -             -
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............    1.99          0.50          2.30         (3.29)       (10.43)
                                                              ---------------------------------------------------------------
Distributions from:
   Net investment income.....................................       -             -             -             -             -
   Net realized gain on securities...........................       -             -             -             -         (2.12)
   Return of capital.........................................       -             -             -             -             -
                                                              ---------------------------------------------------------------
   Total distributions.......................................       -             -             -             -         (2.12)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $ 12.19       $ 10.20       $  9.70       $  7.40       $ 10.69
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................   19.51%         5.15%        31.08%       (30.78)%      (46.44)%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    1.16%         1.16%         1.16%         1.16%         1.16%
Ratio of expenses to average net assets/(c)/.................    1.44%         1.46%         1.57%         1.58%         1.40%
Ratio of expense reduction to average net assets.............       -             -             -             -             -
Ratio of net investment income (loss) to average net
 assets/(b)/.................................................   (0.81)%       (0.84)%       (0.66)%       (0.76)%       (0.49)%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................   (1.09)%       (1.14)%       (1.06)%       (1.18)%           -
Portfolio turnover rate......................................      46%           66%           37%          153%          111%
Number of shares outstanding at end of period (000's)........   3,779         3,800         4,565         3,389         2,574
Net assets at the end of period (000's)...................... $46,088       $38,755       $44,290       $25,072       $27,523

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements; but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method.

                      FINANCIAL HIGHLIGHTS - CONTINUED                91

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                                  Small Cap Value Fund
                                                              -----------------------------------------------------------
                                                                                 Year Ended August 31,
                                                              -----------------------------------------------------------
                                                                  2005         2004         2003         2002       2001
                                                              -------      -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $ 13.68      $ 11.70      $ 10.04      $ 11.36      $ 11.73
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................    0.12/(d)/    0.04/(d)/    0.07/(d)/    0.10/(d)/    0.13
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................    2.68         1.99         1.84        (1.03)        1.09
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total income (loss) from investment operations............    2.80         2.03         1.91        (0.93)        1.22
                                                              -----------------------------------------------------------
Distributions from:
   Net investment income.....................................   (0.13)       (0.05)       (0.09)       (0.10)       (0.13)
   Net realized gain on securities...........................   (0.74)           -        (0.16)       (0.29)       (1.46)
   Return of capital.........................................       -            -            -            -            -
                                                              -----------------------------------------------------------
   Total distributions.......................................   (0.87)       (0.05)       (0.25)       (0.39)       (1.59)
                                                              -----------------------------------------------------------
Net asset value at end of period............................. $ 15.61      $ 13.68      $ 11.70      $ 10.04      $ 11.36
                                                              -----------------------------------------------------------
TOTAL RETURN/(a)/............................................   20.84%       17.37%       19.47%       (8.47)%      11.99%
                                                              -----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................    0.95%        0.95%        0.95%        0.95%        0.95%
Ratio of expenses to average net assets/(c)/.................    1.22%        1.28%        1.40%        1.53%        1.55%
Ratio of expense reductions to average net assets............       -            -            -         0.01%           -
Ratio of net investment income loss to average net
 assets/(b)/.................................................    0.83%        0.34%        0.72%        0.91%        1.18%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................    0.56%        0.01%        0.26%        0.33%           -
Portfolio turnover rate......................................      85%          47%          42%         166%         100%
Number of shares outstanding at end of period (000's)........   6,235        5,217        5,035        4,496        2,677
Net assets at the end of period (000's)...................... $97,314      $71,371      $58,923      $45,124      $30,403

                                                                                  Socially Responsible Fund
                                                              ---------------------------------------------------------------
                                                                                    Year Ended August 31,
                                                              ---------------------------------------------------------------
                                                                   2005          2004          2003          2002       2001
                                                              --------       -------       -------       -------      -------

PER SHARE DATA
Net asset value at beginning of period....................... $  10.25       $  9.42       $  8.44       $ 10.46      $ 14.16
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)..............................     0.15/(d)/     0.09/(d)/     0.09/(d)/     0.08/(d)/    0.13
   Net realized and unrealized gain (loss) on investments
    and foreign currencies...................................     0.96          0.82          0.96         (2.02)       (3.56)
   Net increase from payments by affiliates resulting from
    disposal of investments in violation of investment
    restrictions.............................................     0.00             -             -             -            -
                                                              ---------------------------------------------------------------
   Total income (loss) from investment operations............     1.11          0.91          1.05         (1.94)       (3.43)
                                                              ---------------------------------------------------------------
Distributions from:
   Net investment income.....................................    (0.15)        (0.08)        (0.07)        (0.08)       (0.13)
   Net realized gain on securities...........................        -             -             -             -        (0.14)
   Return of capital.........................................        -             -             -             -            -
                                                              ---------------------------------------------------------------
   Total distributions.......................................    (0.15)        (0.08)        (0.07)        (0.08)       (0.27)
                                                              ---------------------------------------------------------------
Net asset value at end of period............................. $  11.21       $ 10.25       $  9.42       $  8.44      $ 10.46
                                                              ---------------------------------------------------------------
TOTAL RETURN/(a)/............................................    10.85%/(e)/    9.70%/(e)/   12.58%/(e)/  (18.65)%     (24.43)%
                                                              ---------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/.................     0.56%         0.56%         0.56%         0.56%        0.56%
Ratio of expenses to average net assets/(c)/.................     0.71%         0.96%         1.30%         1.19%        0.76%
Ratio of expense reductions to average net assets............        -             -             -             -            -
Ratio of net investment income loss to average net
 assets/(b)/.................................................     1.47%         0.91%         1.11%         0.82%        1.07%
Ratio of net investment income (loss) to average net
 assets/(c)/.................................................     1.32%         0.51%         0.37%         0.19%           -
Portfolio turnover rate......................................       74%          117%           96%           25%          58%
Number of shares outstanding at end of period (000's)........   17,180         3,205         1,314         1,186        1,111
Net assets at the end of period (000's)...................... $192,604       $32,850       $12,380       $10,008      $11,612

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

       92               FINANCIAL HIGHLIGHTS - CONTINUED

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

                                                                    Strategic Bond Fund
                                               -------------------------------------------------------------
                                                                   Year Ended August 31,
                                               -------------------------------------------------------------
                                                    2005          2004         2003         2002       2001
                                               --------       -------      -------      -------      -------

PER SHARE DATA
Net asset value at beginning of period........ $  10.66       $ 10.28      $  9.31      $  9.60      $  9.82
                                               -------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)...............     0.56/(d)/     0.57/(d)/    0.66/(d)/    0.62/(d)/    0.77
   Net realized and unrealized gain (loss)
    on investments and foreign currencies.....     0.65          0.46         0.95        (0.32)       (0.23)
   Net increase from payments by affiliates
    resulting from disposal of investments
    in violation of investment restrictions...        -             -            -            -            -
                                               -------------------------------------------------------------
   Total income (loss) from investment
    operations................................     1.21          1.03         1.61         0.30         0.54
                                               -------------------------------------------------------------
Distributions from:
   Net investment income......................    (0.54)        (0.56)       (0.64)       (0.59)       (0.76)
   Net realized gain on securities............    (0.25)        (0.09)           -            -            -
   Return of capital..........................        -             -            -            -            -
                                               -------------------------------------------------------------
   Total distributions........................    (0.79)        (0.65)       (0.64)       (0.59)       (0.76)
                                               -------------------------------------------------------------
Net asset value at end of period.............. $  11.08       $ 10.66      $ 10.28      $  9.31      $  9.60
                                               -------------------------------------------------------------
TOTAL RETURN/(a)/.............................    11.66%/(e)/   10.30%       17.73%        3.13%        5.90%
                                               -------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(b)/..     0.89%         0.88%        0.89%        0.89%        0.89%
Ratio of expenses to average net assets/(c)/..     1.09%         1.22%        1.52%        1.58%        1.09%
Ratio of expense reductions to average net
 assets.......................................        -             -            -            -            -
Ratio of net investment income loss to
 average net assets/(b)/......................     5.21%         5.54%        6.79%        6.64%        8.68%
Ratio of net investment income (loss) to
 average net assets/(c)/......................     5.01%         5.20%        6.17%        5.95%           -
Portfolio turnover rate.......................      153%          127%          63%         109%          69%
Number of shares outstanding at end of
 period (000's)...............................   12,302         7,484        4,431        2,810        1,574
Net assets at the end of period (000's)....... $136,295       $79,793      $45,565      $26,167      $15,113

/(a)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
/(b)/Includes expense reimbursements, but excludes expense reductions. /(c)/Excludes expense reimbursements and expense reductions.
/(d)/The per share amounts are calculated using the average share method. /(e)/The Fund's performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions.

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM    93

To the Shareholders of and Board of Trustees of VALIC Company II:

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VALIC Company II's Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, and Strategic Bond Fund as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VALIC Company II's Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Small Cap Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Moderate Growth Lifestyle Fund, Money Market II Fund, Small Cap Growth Fund, Small Cap Value Fund, Socially Responsible Fund, and Strategic Bond Fund as of August 31, 2005, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

October 19, 2005

       94          APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

 The Board, including the Trustees that are not interested persons of the Series Company, as defined in the 1940 Act (the "Independent Trustees"), approved with respect to each Fund the Investment Advisory Agreement between VALIC and the Series Company and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers at a meeting of the Board held on July 25-26, 2005: AIG Global Investment Corp. ("AIGGIC"), AIG SunAmerica Asset Management Corp. ("SAAMCo"), A I M Capital Management, Inc. ("AIM"), JP Morgan Investment Advisors, Inc. (formerly, Banc One Investment Advisors Corporation) ("JP Morgan"), Credit Suisse Asset Management, LLC ("CSAM"), Franklin Advisers, Inc. ("Franklin"), SSgA Funds Management, Inc. ("SSgA FM") and Wellington Management Company, LLP ("Wellington Management"). The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Agreements."

 AIGGIC, SAAMCo, AIM, JP Morgan, CSAM, Franklin, SSgA FM and Wellington Management are collectively referred to as the "Sub-advisers" and each a "Sub-adviser."

 In connection with the approval of Advisory Agreements described above, the Board received materials related to certain factors used in its consideration whether to renew or approve such Advisory Agreements. Those factors included:
(1) the nature, extent and quality of services provided by VALIC and the Sub-advisers; (2) the advisory fees and sub-advisory-fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices; (4) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers;
(5) the terms of the Advisory Agreements; (6) whether the Funds will benefit from possible economies of scale; and (7) information regarding VALIC and each of the Sub-advisers' compliance and regulatory history. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis. The Independent Trustees were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

 The Expense Group and the Performance Group each consists of a Fund and a select group of funds that are chosen to be comparable to the Fund based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. The other funds that comprise a Fund's Expense Group and Performance Group are generally identical. The Expense Universe and the Performance Universe each generally consists of a Fund, the funds in its Expense Group or Performance Group (if provided), respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group (or if no Performance Group is provided, all other funds in the asset category of the Fund) regardless of asset size or primary channel of distribution. A Fund's Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Fund and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Fund's Expense Group/Universe, Performance Group/Universe and Sub-Advisor Group/Universe are selected by the independent third-party provider of investment company data.

 Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account its familiarity with VALIC's management through board meetings, discussions and reports during the preceding year. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC II, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers and makes changes/replacements when deemed appropriate. The Board also noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to developing marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

 With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by the Sub-adviser, including information presented throughout the previous year, if applicable. The Board considered that the Sub-advisers make investment decisions for the Funds according to each Fund's investment objective and restrictions. It was also noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or VC II are required to maintain; and (iii) renders regular reports to VALIC and to officers and Trustees of VC II concerning its discharge of the foregoing responsibilities. The Board reviewed the qualifications, background and responsibilities of each Sub-adviser's investment and compliance personnel who would be responsible for providing investment management services to the Funds. The Trustees also took into account the financial condition of each Sub-adviser. The Trustees also noted each Sub-adviser's brokerage practices. The Board considered VALIC's and each Sub-adviser's history and investment experience.

 The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by VALIC and each Sub-adviser under the Advisory Agreements.

 Fees and Expenses. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadviser Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fees and not by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group or Subadvisor Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

   . Aggressive Growth, Conservative Growth and Moderate Growth Lifestyle Funds
     (each subadvised by AIGGIC). The Board considered that each Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of their respective Expense Groups and Expense Universes. In addition, the Board noted that each Fund's sub-advisory fees were below the median of its respective Subadvisor Expense Group.

           APPROVAL OF ADVISORY AGREEMENTS (Unaudited) - CONTINUED    95


   . Capital Appreciation Fund (subadvised by CSAM). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group.

   . Core Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund's total expenses were below the median of its Expense Group and above the median of its Expense Universe and that the Fund's actual advisory fees were at the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

   . High Yield Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and above the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

   . International Small Cap Equity Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

   . Large Cap Value Fund (subadvised by SSgA FM). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

   . Mid Cap Growth Fund (subadvised by AIM). The Board considered that the
     Fund's total expenses (net of applicable expense waivers/reimbursements) were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

   . Mid Cap Value Fund (subadvised by Wellington). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and below the median of its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

   . Money Market II Fund (subadvised by SAAMCo). The Board considered that the
     Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were at the median of its Subadvisor Expense Group.

   . Small Cap Growth Fund (subadvised by Franklin Advisers). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were below the median of its Expense Group and above the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

   . Small Cap Value Fund (subadvised by JPMorgan). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group.

   . Socially Responsible Fund (subadvised by AIGGIC). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Subadvisor Expense Group and Subadvisor Expense Universe.

   . Strategic Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Subadvisor Expense Group.

 The Trustees concluded that the advisory fees and sub-advisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

 Investment Performance. With respect to the Funds for which Advisory Agreements were approved at the July 2005 Board meeting, the Board received and reviewed information prepared by management and by a third party provider of investment company information regarding the Funds' investment performance compared against its benchmark and other funds in its Performance Group and Performance Universe. All information reviewed by the Board at its July 2005 meeting related to Performance Group, Performance Universe and its Lipper Index are as of the period ended April 30, 2005, while all information prepared by management (including benchmark related information) is as of the period ended June 30, 2005. A summary of certain of the information that the Board considered is as follows:

   . Aggressive Growth Lifestyle Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the one- and five-year periods but lagged the median for the three-year period. The independent third-party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were a limited number of funds in such group. The Board also noted that the Fund outperformed its blended benchmark for the one-year period and trailed the benchmark for the three- and five-year periods. The Fund's blended benchmark consists of the Wilshire 5000 Index ("Wilshire 5000") (65%), Lehman Brothers Aggregate Bond Index ("LBA Bond Index") (10%) and the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE Index") (25%). The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Capital Appreciation Fund (subadvised by CSAM). The Board considered that the Fund's performance exceeded the Lipper Large Cap Growth Index over the one- and three-year periods, but trailed the index for the five-year period. The Fund's performance also exceeded the median of its Performance Group and Performance Universe for the three-year period but trailed its Performance Group and Performance Universe for the one- and five-year periods. Finally, the Board noted that the Fund outperformed the S&P 500(R) Index for the one-year period, but trailed the index for the three-and five-year periods. The Trustees took into account management's discussion of the Fund's performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Conservative Growth Lifestyle Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the one-, three- and five-year periods. The independent third-party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were a limited number of funds in such group. In addition, the Board noted that the Fund outperformed its blended benchmark for the one- and five-year periods but trailed it for the three-year period. The Fund's blended benchmark consists of the Wilshire 5000 (42%), LBA Bond Index (50%) and the EAFE Index (8%). The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Core Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund's performance trailed the Lipper A Rated Bond Fund Index for the one-, three- and five-year periods. The Board noted that the Fund's performance was at the median of its Performance Group for the one-year period, above the median for the three-year period and below the median for the five-year period. The Board also noted that the Fund's performance was above the median of its Performance Universe for the one-year period and below the median of its Performance Universe for the three- and five-year periods. Finally, the Board noted that the Fund outperformed its benchmark, the LBA Bond Index, for the one-year period and trailed the benchmark for the three- and five-year periods. The Trustees took into account management's discussion of the Fund's performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . High Yield Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund's performance outperformance the Lipper High Current Yield Bond Index for the one-, three- and five-year periods and that it exceeded the medians of its Performance Group and Performance Universe for those same periods. In addition, the Board noted that the Fund outperformed its benchmark, the Citigroup High Yield Index for the one-year period and trailed the benchmark for the three- and five-year periods. The Board concluded that the Fund's performance has been satisfactory.

   . International Small Cap Equity Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Group for the one-year period and was below the median for the three-year period. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Universe for the one-, three- and five-year periods. Finally, the Board noted that the Fund outperformed its benchmark, the EAFE Small Cap Index, for the one-year period and trailed the benchmark for the three-year period and that there was insufficient benchmark information with which to compare the Fund's performance for the five-year period. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Large Cap Value Fund (subadvised by SSgA FM). The Board considered that the Fund's performance exceeded the Lipper Multi-Cap Value Index for the one-year period and trailed such index for the three- and five-year periods. The Board also noted that the Fund's performance exceeded the median of its Performance Group for the one-year period and was at the median for the three-year period. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Universe for the one-, three- and five-year periods. Finally, the Board noted that the Fund outperformed its benchmark, the Russell 1000 Value Index, for the five-year period but trailed the benchmark for the one- and three-year periods. The Trustees took into account management's discussion of the Fund's improved performance. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Mid Cap Growth Fund (subadvised by AIM). The Board also considered that the Fund's performance exceeded the Lipper Mid-Cap Growth Index for the one- and three-year periods and trailed the index for the five-year period. The Board also noted that the Fund's performance was at the median of its Performance Group for the three-year period and trailed the median for the one-year period. In addition, the Board noted that the Fund's performance trailed the median of its Performance Universe for the one-, three- and five-year periods. Finally, the Board noted that the Fund underperformed its benchmark, the Russell Mid Cap Growth Index, for the one-, three- and five-year periods. Management noted that a new sub-adviser began managing the assets in October 2004 and that the Fund's performance has improved since such time. The Board concluded that appropriate actions have been taken to address performance.

   . Mid Cap Value Fund (subadvised by Wellington). The Board considered that the Fund's performance trailed the Lipper MidCap Value Index for the one- and three-year periods and outperformed such index for the five-year period. The Board considered that the Fund's performance was below the medians of its Performance Group and Performance Universe for the one-, three- and five-year periods. The Board noted VALIC's plans to address performance issues. The Board concluded that the Fund's underperformance is being addressed.

   . Moderate Growth Lifestyle Fund (subadvised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Balanced Fund Index for the one- and three-year period and was the same as the index for the five-year period. The Board also considered that the Fund's performance exceeded the median of its Performance Universe for the one-, three- and five-year periods. The independent third-party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were a limited number of Funds in such group. In addition, the Board noted that the Fund outperformed its blended benchmark for the one- and five-year periods and trailed the benchmark for the three-year period. The Fund's blended benchmark consists of the Wilshire 5000 (55%), LBA Bond Index (30%) and the EAFE Index (15%). The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

   . Money Market II Fund (subadvised by SAAMCo). The Board considered that the
     Fund outperformed the Lipper Money Market Fund Index for the one- and three-year periods and was the same as the index for the five-year period. The Board also considered that the Fund's performance exceeded the median of its Performance Group for the one-, three- and five-year periods. The Board noted that the Fund's performance was slightly below the median of its Performance Universe for the one-, three- and five-year periods. Finally, the Board noted that the Fund outperformed its benchmark, the NYC 30-day Primary CD Rate, for the one- and five-year periods and slightly trailed the benchmark for the three-year period. The Board concluded that the Fund's performance has been satisfactory in light of all factors considered.

           APPROVAL OF ADVISORY AGREEMENTS (Unaudited) - CONTINUED    97


   . Small Cap Growth Fund (subadvised by Franklin Advisers). The Board considered that the Fund's performance exceeded the Lipper Small Cap Growth Index for the one-year period and trailed such index for the three- and five-year periods. The Board also noted that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods and trailed the median for the five-year period. In addition, the Board noted that the Fund's performance trailed the median of its Performance Universe for the one-, three- and five-year periods. Finally, the Board noted that the Fund underperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods. The Trustees took into account management's discussion of its plans to address the Fund's performance. The Board concluded that appropriate action is being taken to address the Fund's performance.

   . Small Cap Value Fund (subadvised by JPMorgan). The Board considered that the Fund's performance trailed the Lipper Small Cap Value Index and the medians of its Performance Group and Performance Universe for the one-, three- and five-year periods. In addition, the Board noted that the Fund underperformed its benchmark, the Russell 2000 Value Index, for the same periods. The Trustees took into account management's discussion of the Fund's performance, including its recent improvement as well as the recent market environment with respect to small cap companies. Management also noted the portfolio management change to the Fund as of December 31, 2004. The Board concluded that appropriate actions are being taken to monitor the Fund's performance.

   . Socially Responsible Fund (subadvised by AIGGIC). The Board considered that the Fund outperformed the Lipper Large Cap Core Index for the one-, three- and five-year periods. The Board also considered that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods and was at the median of the Performance Group for the five-year period. The Board also noted that the Fund's performance was below the median of its Performance Universe for the one-year period and exceeded the median for the three- and five-year periods. In addition, the Board noted that the Fund underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods. The Board concluded that the Fund's performance has been satisfactory.

   . Strategic Bond Fund (subadvised by AIGGIC). The Board considered that the
     Fund outperformed the Lipper General Bond Fund Index and the Fund's performance exceeded the medians of its Performance Group and Performance Universe for the one-, three- and five-year periods. In addition, the Board noted that the Fund outperformed its benchmark, the LBA Bond Index, for the one-, three- and five-year periods. The Board concluded that the Fund's performance has been satisfactory.

 Cost of Services & Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Funds are de minimis.

 Profitability and Economies of Scale. The Board received information related to VALIC's profitability with respect to the services it provides to the Funds. It was noted that the sub-advisory fees paid pursuant to the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Trustees also relied on the ability of VALIC to negotiate the Investment Sub-Advisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Sub-adviser in connection with its relationship with the Funds is therefore not a material factor in their consideration of the Sub-Advisory Agreements. For similar reasons, the potential for the Funds to experience economies of scale from the Sub-advisers' management of the Funds was not considered a material factor to the Board's approval of the Sub-advisory Agreements, although the Boards noted that many of the Funds' sub-advisory fees include breakpoints that reduce the fee rate on assets above specified levels.

 With respect to VALIC, the Board determined that its profitability was reasonable. It was noted that certain of the Funds of VC II currently have breakpoints in their advisory fees. The Board also noted that VALIC is currently waiving advisory fees or reimbursing expenses for certain of the Funds and that VALIC pays the sub-advisory fees out of the advisory fees that it receives under the Investment Advisory Agreement. Management noted that it believes that each Fund's existing fee schedule reflects the economics of scale inherent in providing investment advice to a Fund in its particular asset category and asset size. The Board concluded that no additional changes to each Fund's advisory fee structure were currently necessary.

 Furthermore, the Board noted that VALIC serves as a transfer agent to the Funds and SAAMCo serves as the administrator to the Funds and that the fees for such services are paid for by the Funds.

 Terms of the Advisory Agreements. The Board reviewed the terms of the Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the fees it received from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Agreements.

 Compliance. The Board reviewed the administrator's compliance personnel and VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations. The Board concluded that there was no information that it believed would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

 Conclusions. In reaching its decision to recommend the renewal and/or approval of the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee contributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that VALIC and the Sub-advisers possess the capability and resources to perform the duties required of it under its Advisory Agreement.

 Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreements are reasonable, fair and in the best interest of the Funds and their shareholders, and (2) the advisory fee rates and sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

98         TRUSTEES AND OFFICERS INFORMATION (Unaudited)         August 31, 2005

                                                                                                              Number of
                                                                                                               Funds in
                                     Position    Term of Office                                              Fund Complex
Name, Birth Date                     Held With   and Length of                                               Overseen by
and Address*                       VALIC Complex Time Served(4) Principal Occupations During Past Five Years  Trustee(2)
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Dr. Judith L. Craven               Trustee            1998-     Retired Administrator.                            79
  DOB: October 6, 1945                              Present









--------------------------------------------------------------------------------------------------------------------------
William F. Devin                   Trustee            2001-     Retired.                                          79
  DOB: December 30, 1938                            Present
  Chairman of the Board, July 2005
--------------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner               Trustee            1998-     Professor and Head, Department of                 39
  DOB: July 15, 1949                                Present     Neuroscience, and Visscher Chair of
                                                                Physiology, University of Minnesota
                                                                (1999-Present). Formerly, Director,
                                                                Graduate Program in Neuroscience,
                                                                University of Minnesota (1995-1999);
                                                                Professor of Neurosurgery, University of
                                                                Minnesota (1980-1999).
--------------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.     Trustee            1998-     Retired.                                          39
  DOB: July 27, 1940                                Present
--------------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman               Trustee            1998-     President Emeritus, Rice University,              39
  DOB: March 2, 1912                                Present     Houston, Texas (1985-Present).

--------------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster             Trustee            1998-     Pastor Emeritus and Director of Planned           39
  DOB: December 15, 1923                            Present     Giving, First Presbyterian Church
                                                                (1997-Present).
--------------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery                  Trustee            2001-     Vice President, Massachusetts Capital             39
  DOB: December 30, 1949                            Present     Resources Co. (1982-Present).

--------------------------------------------------------------------------------------------------------------------------
Ben H. Love                        Trustee            1998-     Retired.                                          39
  DOB: September 26, 1930                           Present
--------------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.            Trustee            1998-     President, Meharry Medical College,               39
  DOB: October 28, 1946                             Present     Nashville, Tennessee (1994-Present).


--------------------------------------------------------------------------------------------------------------------------



Name, Birth Date                        Other Directorships
and Address*                            Held by Trustee(3)
-----------------------------------------------------------------
Independent Trustees
Dr. Judith L. Craven               Director, A.G. Belo
  DOB: October 6, 1945             Corp., a media company
                                   (1992-Present); Director
                                   SYSCO Corp., a food
                                   marketing and distribution
                                   company (1996-Present);
                                   Director, Luby's, Inc., a
                                   restaurant chain (1998-
                                   Present); Director, University
                                   of Texas Board of Regents
                                   (2001-Present).
-----------------------------------------------------------------
William F. Devin                   Board of Governors, Boston
  DOB: December 30, 1938           Stock Exchange (1985-
  Chairman of the Board, July 2005 Present).
-----------------------------------------------------------------
Dr. Timothy J. Ebner               None.
  DOB: July 15, 1949






-----------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.     None.
  DOB: July 27, 1940
-----------------------------------------------------------------
Dr. Norman Hackerman               Chairman--Scientific Advisory
  DOB: March 2, 1912               Board for The Robert A. Welch
                                   Foundation (1983-Present).
-----------------------------------------------------------------
Dr. John Wm. Lancaster             None.
  DOB: December 15, 1923

-----------------------------------------------------------------
Kenneth J. Lavery                  Director, Board of Overseers,
  DOB: December 30, 1949           Newton Wellesley Hospital
                                   (1996-Present).
-----------------------------------------------------------------
Ben H. Love                        None.
  DOB: September 26, 1930
-----------------------------------------------------------------
Dr. John E. Maupin, Jr.            Director, Monarch Dental
  DOB: October 28, 1946            Corp. (1997-Present);
                                   Director, Pinnacle Financial
                                   Partners, Inc. (2000-Present).
-----------------------------------------------------------------

August 31, 2005  TRUSTEES AND OFFICERS INFORMATION (Unaudited) - CONTINUED   99

                                                                                                   Number of
                                                                                                    Funds in
                          Position    Term of Office                                              Fund Complex
Name, Birth Date          Held With   and Length of                                               Overseen by
and Address*            VALIC Complex Time Served(4) Principal Occupations During Past Five Years  Trustee(2)
---------------------------------------------------------------------------------------------------------------
Interested Trustees
Peter A. Harbeck(1)     Trustee            2001-     President, CEO and Director, AIG                  88
  DOB: January 23, 1954                  Present     SunAmerica Asset Management Corp.
                                                     ("SAAMCo.") (August 1995-Present);
                                                     Director, AIG SunAmerica Capital
                                                     Services, Inc. ("SACS") (August 1993 to
                                                     Present) President and CEO, AIG Advisor
                                                     Group, Inc. (June 2004 to Present).
---------------------------------------------------------------------------------------------------------------
Officers
Evelyn M. Curran        President          2002-     Senior Vice President, VALIC (2001-              N/A
  DOB: June 4, 1965                      Present     Present); Formerly, Vice President, VC I
                                                     and VC II (2001-2002); Formerly, Vice
                                                     President, American General Fund Group
                                                     (1999-2001); Senior Attorney, American
                                                     General Corp. (1997-1999).
---------------------------------------------------------------------------------------------------------------
Gregory R. Kingston     Treasurer          2000-     Assistant Treasurer (1999-2000); Vice            N/A
  DOB: January 18, 1966                  Present     President, SAAMCo (2001-Present);
                                                     Formerly, Vice President, American
                                                     General Investment Management, L.P.
                                                     (1999-2001); Assistant Treasurer, First
                                                     Investors Management Co. (1994-1999).
---------------------------------------------------------------------------------------------------------------
Nori L. Gabert          Secretary          2000-     Vice President and Deputy General                N/A
  DOB: August 15, 1953                   Present     Counsel, SAAMCo (2001-Present);
                                                     Formerly, Associate General Counsel,
                                                     American General Corp. (1997-2001).
---------------------------------------------------------------------------------------------------------------



Name, Birth Date        Other Directorships
and Address*            Held by Trustee(3)
-------------------------------------------
Interested Trustees
Peter A. Harbeck(1)     None.
  DOB: January 23, 1954





-------------------------------------------
Officers
Evelyn M. Curran        N/A
  DOB: June 4, 1965




-------------------------------------------
Gregory R. Kingston     N/A
  DOB: January 18, 1966




-------------------------------------------
Nori L. Gabert          N/A
  DOB: August 15, 1953


-------------------------------------------

* The business address for each Trustee is, 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Trustee, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current or former employment with SAAMCo (Mr. Harbeck), companies affiliated with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG Series Trust (4 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Series Trust (32 portfolios), VALIC Company I (24 funds), and VALIC Company II (15 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under the preceding column.
(4)Trustees serve until their successors are duly elected and qualified.

   Additional Information concerning the Trustee is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

100 VALIC COMPANY II - SHAREHOLDER TAX INFORMATION (Unaudited)   August 31, 2005

 Certain tax information regarding VALIC Company II is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the year ended August 31, 2005.

 During the year ended August 31, 2005, the Funds paid the following dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                              Net          Net                                Qualifying % for the
                                  Total     Ordinary    Long-term     Foreign      Foreign       70% Dividends
Fund                            Dividends    Income   Capital Gains Tax Credit* Source Income  Received Deduction
------------------------------ ----------- ---------- ------------- ----------- ------------- --------------------
Aggressive Growth Lifestyle... $   296,134 $  296,134  $        --   $     --    $       --           35.70%
Capital Appreciation..........     136,132    136,132           --         --            --          100.00
Conservative Growth Lifestyle.     752,113    752,113           --         --            --            8.23
Core Bond.....................   3,612,204  3,602,735        9,469         --            --            0.27
High Yield Bond...............   6,386,622  5,041,023    1,345,599         --            --            1.04
International Small Cap Equity     429,651    186,149      243,502    120,081     1,105,474            1.91
Large Cap Value...............   4,234,972  1,037,372    3,197,600         --            --           49.10
Mid Cap Growth................          --         --           --         --            --             N/A
Mid Cap Value.................  20,173,867  6,640,147   13,533,720         --            --           24.31
Moderate Growth Lifestyle.....   1,022,983  1,022,983           --         --            --           15.76
Money Market II...............   1,425,364  1,425,364           --         --            --             N/A
Small Cap Growth..............          --         --           --         --            --             N/A
Small Cap Value...............   5,317,436  1,095,362    4,222,074         --            --           54.01
Socially Responsible..........   1,419,049  1,419,049           --         --            --           48.87
Strategic Bond................   7,458,424  5,910,783    1,547,641         --            --            0.46

 The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005, which will be made available after the end of the calendar year.

*The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders.

August 31, 2005      VALIC COMPANY II - COMPARISONS: FUNDS VS. INDEXES       101
                                        (Unaudited)

In the following pages, we have included graphs that compare the Fund's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below in the individual graphs. It is important to note that the VCII Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the insurance company expenses associated with the variable annuity contract. All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity.

       102   AGGRESSIVE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS.
                                      INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The equity and fixed income markets performed well in the year ending August 31, 2005, with the Dow Jones Wilshire 5000 Total Market, MSCI EAFE, and Lehman Brothers Aggregate Bond indices returning 15.88%, 23.58%, and 4.15% respectively. For the period, the Fund returned 21.62% versus a return of 12.55% for the S&P 500 Index and 16.61% for the Fund's blended index. In addition, with three exceptions, the underlying funds outperformed their relevant benchmark, with the VC II International Small Cap Equity Fund (the Fund's third largest holding as of 8/31/05), returning over 36% for the one year period. The underperformers were VC II Mid Cap Value Fund, which trailed the Russell 2500 Value Index by 1.83%, VCII Small Cap Growth Fund, which trailed the Russell 2000(R) Growth Index by 4.0% and VCII Small Cap Value which trailed the Russell 2000 Value Index by 1.8%.

                          Growth of $10,000 Investment

                               [CHART]

                    Aggressive Growth    S & P 500(R)      Blended
                     Lifestyle Fund        Index*          Index**
                    -----------------    ------------      -------
    9/21/1998          $10,000             $10,000         $10,000
    8/31/1999           12,638              13,057          12,778
    8/31/2000           16,418              15,188          14,850
    8/31/2001           12,300              11,484          11,600
    8/31/2002           10,453               9,417          10,009
    8/31/2003           11,897              10,553          11,265
    8/31/2004           13,046              11,762          12,810
    8/31/2005           15,868              13,238          14,938

For the year ended August 31, 2005, the Aggressive Growth Lifestyle Fund returned 21.62% compared to 12.55% for the S&P 500(R) Index and 16.61% for the Blended Index.

*The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of the Fund consists of a combination of Dow Jones Wilshire
  5000 Total Market Index ("Wilshire") (65%), Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index (25%), and Lehman Brothers Aggregate Bond Index (10%).

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
21.62% -0.68%       6.88%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees and surrender charges.

           CAPITAL APPRECIATION FUND - COMPARISON: FUND VS. INDEX     103

MANAGEMENT OVERVIEW

A discussion with Credit Suisse Asset Management, LLC

For the 12 month period ended August 31, 2005, the Fund returned 14.58%, outperforming the Russell 1000(R) Growth Index, which returned 12.14% for the same period.

Equity market conditions were generally favorable during the period. Evidence of a sustainable and better-than-anticipated economic recovery helped counter worries over rising energy prices. Although stocks languished in the first few months of 2005, after a post election surge, the market again gained steam amid a steady flow of positive earnings news. In the end, the broad rally in stocks aided the Fund's absolute performance.

The Fund's sector allocation is a byproduct of our bottom-up stock selection process. That noted, the Fund's overweighting in the energy sector was a positive contributor to its relative return, as energy was the strongest performing sector in the Russell 1000(R) Growth Index for the period. The Fund's underweighting in the financial services sector was beneficial as well, with the sector underperforming in part due to concerns over a flat yield curve, which can hinder profit growth for many financial companies. The Fund's general avoidance of the utilities sector modestly detracted from its relative performance.

Top contributors to the Fund's performance on the stock level included Corning (3.2% of the Fund's portfolio as of August 31, 2005), which was boosted by demand for flat panel glass and signs of revival in its fiber business. Also in the technology sector, Macromedia (1.5%) rallied on news that it would be acquired by Adobe. In the healthcare area, Genentech (2.2%) had a sizable gain, aided by favorable product news, while Wellpoint (2.3%) rose on improving prospects for its health benefits programs.

On the negative side, stocks that hurt the Fund's performance included Biogen Idec. The stock had a sharp decline after the company withdrew a new multiple sclerosis treatment from the market early in 2005. We opted to eliminate our position in the company in the wake of this development. Another negative contributor to the Fund's performance was eBay, a strong performer in 2004 that gave back ground early in 2005. We sold our position before the end of the period, based on our view that eBay's increased investment spending could create near-term headwinds for the company.
                          Growth of $10,000 Investment

                                 [CHART]

                      Capital          Russell 1000(R)
                  Appreciation Fund     Growth Index*
                  -----------------     ------------
    9/21/1998          $10,000             $10,000
    8/31/1999           13,811              13,726
    8/31/2000           18,048              18,318
    8/31/2001            9,843              10,016
    8/31/2002            7,239               7,795
    8/31/2003            8,281               8,893
    8/31/2004            8,422               9,369
    8/31/2005            9,649              10,506


For the year ended August 31, 2005, the Capital Appreciation Fund returned 14.58% compared to 12.14% for the Russell 1000(R) Growth Index.

*The Russell 1000 Growth(R) Index measures the performance of those Russell
 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
14.58% -11.77%      -0.51%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       104  CONSERVATIVE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS.
                                      INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The equity and fixed income markets performed well in the year ending August 31, 2005, with the Dow Jones Wilshire 5000 Total Market, MSCI EAFE, and Lehman Brothers Aggregate Bond indices returning 15.88%, 23.58%, and 4.15% respectively. For the period, the Fund returned 13.03% versus a return of 12.55% for the S&P 500 Index and 10.59% for the Fund's blended index. In addition, with three exceptions, the underlying funds outperformed their benchmark, with the VC II International Small Cap Equity Fund (the Fund's fourth largest holding as of 8/31/05) returning over 36% for the one year period. The underperformers were VC II Mid Cap Value Fund, which trailed the Russell 2500 Value Index by 1.83%, VCII Small Cap Growth Fund, which trailed the Russell 2000(R) Growth Index by 4.0% and VCII Small Cap Value, which trailed by the Russell 2000 Value Index by 1.8%.
                          Growth of $10,000 Investment

                                      [CHART]

                  Conservative
              Growth Lifestyle Fund   S&P 500(R) Index*     Blended Index**
              ---------------------   ----------------      ---------------
    9/21/1998       $10,000              $10,000               $10,000
    8/31/1999        11,599               13,057                11,423
    8/31/2000        13,841               15,188                12,922
    8/31/2001        12,906               11,484                11,906
    8/31/2002        12,309                9,417                11,391
    8/31/2003        13,528               10,553                12,487
    8/31/2004        14,557               11,762                13,708
    8/31/2005        16,454               13,238                15,160


For the year ended August 31, 2005, the Conservative Growth Lifestyle Fund returned 13.03% compared to 12.55% for the S&P 500(R) Index and 10.59% for the Blended Index.

*The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of the Fund consists of a combination of the Dow Jones
  Wilshire 5000 Total Market Index ("Wilshire") (42%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") Index (8%), and Lehman Brothers Aggregate Bond Index (50%).

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
13.03%  3.52%       7.44%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                 CORE BOND FUND - COMPARISON: FUND VS. INDEX          105

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

For the 12 month period ended August 31, 2005, the Fund returned 5.05%, outperforming its benchmark the Lehman Brothers Aggregate Bond Index which returned 4.15%. Market conditions continued to have an influence on fund performance. Strong performance from the high yield, emerging market, and investment grade credit sectors bolstered the funds performance. Specifically, exposure to longer term credit and the barbelled positioning of the portfolio were the primary drivers of strong returns as the yield curve flattened significantly. The overall yield of the portfolio further bolstered returns. Duration of the portfolio was a drag on performance for the year.

Sector selection had an overall positive influence on returns for the period. Yankee, Finance and Supranationals were positive contributors, while U.S. Agency, Bank and Telecom were laggards.

Security selection had an overall positive influence on performance for the year. Positive contributors were U.S. Treasury Bonds, American Cellular bonds, FNMA bonds and Aries Vermogens debt. Negative contributors included U.S. Treasury notes maturing in 2005, General Motors bonds, and FNMA MBS debt. Strong performers were indicative of the excellent returns garnered in the long end of the U.S. Treasury market, high yield telecom and emerging market debt. The laggards highlighted the poor performance of the short maturity sector of the U.S. Treasury curve and weak performance in the U.S. auto industry and MBS asset class.
                          Growth of $10,000 Investment

                                   [CHART]

                      Core               Lehman Brothers Aggregate
                    Bond Fund                  Bond Index*
                    ---------            -------------------------
 9/21/1998           $10,000                      $10,000
 8/31/1999             9,983                        9,958
 8/31/2000            10,513                       10,709
 8/31/2001            11,649                       12,033
 8/31/2002            12,334                       13,009
 8/31/2003            12,836                       13,576
 8/31/2004            13,569                       14,408
 8/31/2005            14,254                       15,006



For the year ended August 31, 2005, the Core Bond Fund returned 5.05% compared to 4.15% for the Lehman Brothers Aggregate Bond Index.

*The Lehman Brothers Aggregate Bond Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
5.05%   6.28%       5.24%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       106      HIGH YIELD BOND FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

For the 12 month period ended August 31, 2005, the Fund returned 17.45%, outperforming its benchmark the Citigroup Market High Yield Index which returned 9.03%. The rise in short term interest rates beginning June of 2004 combined with the Citigroup High Yield Market Index reaching a near term low spread of 306 basis points over treasuries in February 2005 significantly lowered the return expectations for the high yield market in general at the beginning of the calendar year 2005. With expectations of rising interest rates and little additional room for spreads over treasuries to tighten, bond prices were expected to go down, offsetting some of the coupon. In the March through May 2005 time period the expectation of and eventual downgrade of GM and GMAC bonds to high yield had a strong technical impact on the market widening spreads over treasuries for the Citigroup High Yield Market Index to 432 basis points over treasuries in April 2005. Since then we have rallied to a spread of 367 basis points over treasuries as of August 31, 2005.

Industry selection while positive, was not a big contributor to outperformance during the period. Notable positive contributors were the automotive sector where we benefited from our underweight position, and the wireless sector where we benefited from our overweight position.

Security selection accounted for the bulk of our outperformance accounting for roughly 95% of the total return. The largest contribution (over 50% of the total) came from the wireless sector where our stock holdings in IWO and IPCS were big contributors. Other notable positive contributors were electric (Calpine, Dynegy, and Southern Energy), gaming (MGM), media cable (Telewest, Telenet, and Insight Communications), oil field services (Trico Marine), paper (Fibermark and Georgia Pacific), and transportation services (Atlas Air).

                          Growth of $10,000 Investment

                                 [CHART]

                    High Yield          Citigroup High Yield
                     Bond Fund             Market Index*
                    ----------          --------------------
   9/21/1998          $10,000                  $10,000
   8/31/1999           10,540                   10,513
   8/31/2000           11,173                   10,655
   8/31/2001           10,927                   10,674
   8/31/2002           10,060                    9,766
   8/31/2003           12,481                   12,392
   8/31/2004           14,512                   14,170
   8/31/2005           17,064                   15,449


For the year ended August 31, 2005, the High Yield Bond Fund returned 17.45% compared to 9.03% for the Citigroup High Yield Market Index.

*The Citigroup High Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
17.45%  8.84%       8.00%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

         INTERNATIONAL SMALL CAP EQUITY - COMPARISON: FUND VS. INDEX  107

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

For the 12 month period ended August 31, 2005, the Fund returned 36.89%, outperforming its benchmark the EAFE Small Cap Index which returned 35.30%. Despite difficult market conditions characterized by rising energy costs, a great deal of softening economic data and the diminishing appeal of riskier asset classes, small cap stocks continued to perform.

Clearly, energy was the best performing sector on a global basis driven by ever-higher oil prices. Although we were positioned to benefit from this, we underperformed the benchmark in Energy. The other two areas where we underperformed were Financials and Materials. However, we outperformed across all remaining sectors, achieving significant out-performance in Telecom, Utilities, and Technology.

Security selection is the cornerstone of our investment process. Two of our top contributors to performance were Finnish companies -- Nokian Renkaat Oyj and YIT-Yhtyma Oyj. Strong first quarter results were behind the rally. Another strong contributor to performance was Norwegian Aker Kvaerner ASA. We recently invested in this stock to increase our exposure to the oil services industry. In Japan, Otsuka Corp, an IT services provider to small size enterprises, was a stellar performer due to outstanding earnings announced in the second quarter of this year.

Country selection derives from security selection as we adopt a bottom-up approach. However, an analysis reveals that the top performing countries from a total return perspective in the fund include South Korea and Belgium. In general, the energy-rich Nordic countries performed very well over this time period.
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                     International
                       Small Cap      EAFE Small Cap    MSCI EAFE
                      Equity Fund        Index*          Index**
                     -------------    --------------    ---------
    9/21/1998          $10,000           $10,000         $10,000
    8/31/1999           11,911            13,656          13,213
    8/31/2000           16,355            14,098          14,475
    8/31/2001           11,752            11,571          10,950
    8/31/2002           10,234            10,485           9,313
    8/31/2003           10,842            12,568          10,161
    8/31/2004           12,514            16,190          12,462
    8/31/2005           17,131            21,477          15,400




For the year ended August 31, 2005, the International Small Cap Equity returned 36.89% compared to 35.30% for the EAFE Small Cap Index and 23.58% for the MSCI EAFE Index.

**Effective October 11, 2004, The Fund transitioned from its previous benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index to the EAFE Small Cap Index. The EAFE Small Cap Index is comprised of 40% of the full market capitalization of the eligible small cap universe with each industry group and each country in the EAFE Index.

*The Morgan Stanley Capital International, Europe, Australasia, and the Far
 East Index (MSCI EAFE Index) is comprised of 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
36.89%  0.93%       8.06%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       108      LARGE CAP VALUE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with SSgA Funds Management, Inc.

For the twelve months ended August 31, 2005, the Fund returned 18.62%, outpacing the Russell 1000 Value Index return of 16.86%. With corporate profit growth decelerating and interest rates rising investors have rewarded high quality large cap stocks that offer consistent and predictable earnings. This environment is consistent with our stock selection process, as we seek to own high quality stocks with strong cash flow available to sustain future growth, as well as those that are inexpensive on a price-to-earnings basis.

Our sector exposures relative to the benchmark are a function of stock selection. In the Fund, value added as a result of these sector exposures has been minimal over the past 12 months.

The Fund's performance results were driven by strong stock selection. Positions in the utilities, energy, technology, industrials and health care sectors positively contributed to the Fund's results. An overweight position in Texas power producer TXU Corp. appreciated soundly over the last 12 months. Within the energy sector, the Fund's positions in Sunoco, Valero Energy, Marathon Oil and Occidental Petroleum have been rewarded with solid year-over-year gains. Among technology companies, a number of internet and software stocks, added value like VeriSign Inc. and McAfee Inc. VeriSign Inc., the main operator of the Internet address database, reported sales increased after the acquisition of Jamba!, which sells ring tones and music for mobile telephones. Also within the technology sector, an overweight position in McAfee appreciated smartly. The world's second largest maker of anti-virus software announced that profit surged to $118.1 million reflecting a gain from the sale of its Sniffer network monitoring business.

Overall, consumer discretionary securities detracted from performance, with many of these names falling into negative territory over the past year. One of the largest stock level detractors from performance was an overweight position in American Axle & Manufacturing. The maker of automotive drive train systems plummeted after fiscal first quarter profit fell on a drop in sales to General Motors Corp. In addition, a modest position in Merck & Co. hurt the Fund's performance. The second biggest US drug maker said fiscal third quarter earnings plunged after a recall of the company's Vioxx painkiller.
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                     Large Cap          Russell 1000(R)
                     Value Fund          Value Index*
                     ----------          ------------
   9/21/1998          $10,000              $10,000
   8/31/1999           12,126               12,244
   8/31/2000           13,018               12,753
   8/31/2001           12,672               12,610
   8/31/2002           11,786               10,954
   8/31/2003           12,798               12,227
   8/31/2004           14,388               14,369
   8/31/2005           17,066               16,791



For the year ended August 31, 2005, the Large Cap Value Fund returned 18.62% as compared to 16.86% for the Russell 1000(R) Value Index.

*The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
18.62%  5.57%       8.00%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

              MID CAP GROWTH FUND - COMPARISON: FUND VS. INDEX        109

MANAGEMENT OVERVIEW

A discussion with A I M Capital Management, Inc.

The 12 month period ending on August 31, 2005 was strong for the financial markets amid solid economic indicators. The Dow Jones Industrial Average was up 5.39%, the NASDAQ increased 17.84%, and the S&P 500 rose by 12.55%. Average Gross Domestic Product ("GDP") growth for 2004 was a robust 4.20%, while first and second quarter GDP growth for 2005 was slightly lower at 3.80% and 3.30%, respectively. The markets, as well as the economy, have shown surprising resilience in the face of rising oil prices, which have increased by 63.70% since August 31, 2004. However, the employment situation has been a bright spot as the unemployment rate fell to 4.90% in August. The Federal Open Market Committee ("FOMC") raised the federal funds target rate at ten consecutive meetings to end this period at 3.50%.

For the 12 month period ended August 31, 2005, the Fund returned 27.27%, outperforming its benchmark, the Russell Mid Cap Growth Index, which returned 26.45%. The consumer discretionary sector, due to stock selection, contributed the most to performance relative to the benchmark. Meanwhile the information technology sector, also due to stock selection, detracted the most from relative performance. An overweight position in the telecommunication services sector also contributed significantly to relative performance during this period.

All sectors made positive contributions to absolute performance, with the consumer discretionary sector helping the most and the consumer staples sector contributing the least. The information technology and energy sectors also made significant contributions to overall performance. Talisman Energy Inc, of the energy sector was the strongest individual contributor, followed by Verisign, Inc., and Legg Mason, Inc. The detractors were led by Avaya, Inc. of the information technology sector, Eyetech Pharmaceuticals, Inc., and ATI Technologies, Inc.

The energy, financials, materials, and telecomm services sectors were all overweight for the year ending August 31, 2005. Meanwhile the consumer discretionary, consumer staples, health care, industrials, and information technology sectors were all underweight.
                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                        Mid Cap        Russell Midcap(R)
                      Growth Fund         Growth Index*
                      -----------      -----------------
 9/21/1998              $10,000             $10,000
 8/31/1999               11,636              13,692
 8/31/2000               17,017              22,891
 8/31/2001                9,020              12,580
 8/31/2002                6,460               9,639
 8/31/2003                8,293              12,568
 8/31/2004                8,642              13,506
 8/31/2005               10,999              17,078



For the year ended August 31, 2005, the Mid Cap Growth Fund returned 27.27% compared to 26.45% for the Russell Midcap(R) Growth Index.

*The Russell Midcap(R) Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell(R) 1000 Growth Index.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
27.27% -8.36%       1.38%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       110       MID CAP VALUE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with Wellington Management Company, LLP.

The Fund managed by Wellington Management Company, LLP began the year with strong absolute and relative performance over the first half of the fiscal year, posting returns in the double digits. During the second half of the year the market, represented by the Fund's index, the Russell 2500 Value, moved forward but at a much slower pace than the first half of the year. For the twelve month period ended August 31, 2005, the Fund returned 23.18% compared to the Russell 2500 Value Index return of 25.01%.

During the first six months of the fiscal year the market advanced amidst the resolution of the US Presidential election and some softening of energy prices. The market advanced but at a slower rate during the second half of the fiscal year as energy prices rose and the Federal Reserve increased short-term interest rates four times.

The Fund's underperformance, relative to the benchmark, was driven by security selection. Although selection was additive in five of the ten sectors, overall selection was responsible for the slight underperformance of the Fund relative to the index. Sector allocation, although negative in six of the ten sectors, did not contribute to relative performance.

On a relative basis, the sectors that contributed most to relative performance were Financials, Information Technology, and Energy. The sectors that detracted from relative performance were Materials, Consumer Discretionary, and Industrials.

In terms of individual securities, strong positive contributors to relative performance during the past fiscal year were Office Depot, Endo Pharmaceutical, Bunge Limited, CB Richard Ellis and Arch Coal. On the negative side, Graftech International, Pactiv, Ambac Financial Group, Smurfit-Stone Container and Rent-A-Center were among the largest detractors.
                          Growth of $10,000 Investment

                                   [CHART]

                      Mid Cap        Russell 2500(R)
                    Value Fund        Value Index*
                    ----------       ---------------
 9/21/1998           $10,000            $10,000
 8/31/1999            13,560             11,202
 8/31/2000            17,534             12,633
 8/31/2001            18,365             14,481
 8/31/2002            16,502             13,934
 8/31/2003            19,865             16,911
 8/31/2004            22,818             20,275
 8/31/2005            28,107             25,346


For the year ended August 31, 2005, the Mid Cap Value Fund returned 23.18% compared to 25.01% for the Russell 2500(R) Value Index.

*The Russell 2500 Value Index measures the performance of those Russell 2500 companies (the 2500 smallest companies, by market capitalization in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
23.18%  9.90%       16.05%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

         MODERATE GROWTH LIFESTYLE FUND - COMPARISON: FUND VS. INDEX  111

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

The equity and fixed income markets performed well in the year ending August 31, 2005, with the Dow Jones Wilshire 5000 Total Market, MSCI EAFE, and Lehman Brothers Aggregate Bond indices returning 15.88%, 23.58%, and 4.15% respectively. For the period, the Fund returned 16.88% versus a return of 12.55% for the S&P 500 Index and 13.47% for the Fund's blended index. In addition, with three exceptions, the underlying funds outperformed their benchmark, with the VC II International Small Cap Equity Fund (the Fund's fourth largest holding as of 8/31/05) returning over 36% for the one year period. The underperformers were VC II Mid Cap Value Fund, which trailed Russell 2500 Value Index by 1.83%, VC II Small Growth Fund, which trailed the Russell 2000(R) Growth Index by 4.00% and VC II Small Cap Value, which trailed by the Russell 2000 Value Index by 1.80%.
                       Growth of $10,000 Investment

                                    [CHART]

                       Moderate
                Growth Lifestyle Fund    S & P 500(R) Index*    Blended Index**
                ---------------------    -------------------    ---------------
  9/21/1998           $10,000                $10,000               $10,000
  8/31/1999            12,039                 13,057                12,075
  8/31/2000            14,843                 15,188                13,869
  8/31/2001            12,748                 11,484                11,773
  8/31/2002            11,650                  9,417                10,703
  8/31/2003            13,029                 10,553                11,907
  8/31/2004            14,197                 11,762                13,287
  8/31/2005            16,593                 13,238                15,078


For the year ended August 31, 2005, the Moderate Growth Lifestyle Fund returned 16.88% compared to 12.55% for the S&P 500(R) Index and 13.47% for the Blended Index.

*The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

**The blended index of the Fund consists of a combination of the Dow Jones
  Wilshire 5000 Total Market Index ("Wilshire") (55%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("MSCI EAFE") (15%) Index, and Lehman Brothers Aggregate Bond Index (30%).

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
16.88%  2.26%       7.57%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       112      MONEY MARKET II FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG SunAmerica Asset Management Corp.

The Money Market II Fund returned 1.99% for the twelve-month period ending August 31, 2005, compared to a return of 1.37% for the 30 day CD rate.

The Federal Open Market Committee raised short-term interest rates by 25bp at each meeting this past year. The last 25bp increase in August, the tenth consecutive increase, brought their target rate to 3.50%. Throughout the period, policy makers described monetary policy as accommodating, and noted that long-term inflation expectations remained well contained.

Sector selection had little impact on the portfolio. Instead value was added through active management of the portfolio's duration. Given our outlook for continued increases in the Federal Funds rate, we continued to emphasize short fixed-rate and floating-rate securities while selectively purchasing longer-dated securities when relative value opportunities were discovered.

Yields on money market securities increased steadily throughout the period with 1-month CDs yielding approximately 3.60% at the end of the period, up from the 1.61% level at the start of the fiscal year. In order to capture the rise in yields, value was added through the active management of the portfolio's duration, specifically by purchasing short-dated fixed rate instruments as well as floating rate notes.

             SMALL CAP GROWTH FUND - COMPARISON: FUND VS. INDEX       113

MANAGEMENT OVERVIEW

A discussion with Franklin Advisers, Inc.

The U.S. stock market rose during the past year but was generally volatile, influenced in part by worries about inflation, rising energy prices, fluctuating currency values and short-term interest rate hikes by the Federal Reserve Board. Nonetheless, the Standard & Poor's 500 Composite Index and NASDAQ Composite Index reached four-year highs during summer 2005, as rising dividend payments and solid corporate profits supported investor confidence. The stock market found further support from a maturing domestic economic expansion driven by perceived staying power across most industries, sectors and regions. Gross domestic product (GDP) rose each calendar quarter, benefiting primarily from personal consumption and greater business investment. Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong economic growth in the U.S. relative to its major trading partners. Oil prices hit record highs, yet inflation remained relatively contained. Continued competition, globalization and offshoring helped ease pricing pressures, and many companies held back in passing along higher commodity and energy costs to consumers. Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped to a four-year low of 4.9% by August.

For the one-year period ended August 31, 2005, the Fund returned 19.51%, underperforming its benchmark the Russell 2000(R) Growth Index which returned 23.51%. Performance was impacted by weak relative performance among selected investments in retail trade. Stock selection within the electronic technology sector also detracted from the Fund's overall results, as several holdings within the semiconductor industry fared poorly versus the Russell 2000 Growth Index. Lastly, an underweighted position and stock selection in energy minerals hindered performance relative to the benchmark index.

Notable standouts included several holdings in the consumer services sector. An overweighted position compared to the Russell 2000 Growth Index and stock selection among industrial services stocks also aided the Fund's overall results. Within the sector, the Fund's overweighted oilfield services and equipment industry holdings performed particularly well relative to the benchmark index. The transportation sector proved to be another prime contributor, where the Fund's trucking stocks outperformed those of the index.

                          Growth of $10,000 Investment

                                   [CHART]

                      Small Cap         Russell 2000(R)
                     Growth Fund         Growth Index*
                     -----------        ---------------
    9/21/1998          $10,000             $10,000
    8/31/1999           13,831              13,072
    8/31/2000           23,362              18,181
    8/31/2001           12,512              11,828
    8/31/2002            8,661               8,750
    8/31/2003           11,353              11,804
    8/31/2004           11,938              12,203
    8/31/2005           14,267              15,072


For the year ended August 31, 2005, the Small Cap Growth Fund returned 19.51% compared to 23.51% for the Russell 2000(R) Growth Index.

*The Russell 2000(R) Growth Index measures the performance of those Russell
 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
19.51% -9.39%       5.25%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       114      SMALL CAP VALUE FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with JPMorgan Investment Advisors, Inc.

For the year ended August 31, 2005, the Fund returned 20.84%, underperforming its benchmark, the Russell 2000 Value Index which returned 22.61%.

Stock selection in the consumer cyclical and energy sectors detracted from results. At the security level, a major detractor was Greif, a manufacturer and distributor of industrial packaging products. The company's shares declined during the quarter based on concerns about a weaker outlook for timber and overall sales. Another detractor was Silgan Holdings, a leading supplier of consumer goods packaging products, as the company did not participate in the strong market rally.

Stock selection within the telecommunications and industrial cyclical sectors positively contributed to performance. Additionally, the Fund had many strong contributors, including Shaw Group. Shares of Shaw Group, an engineering and construction services company, advanced after better-than-expected earnings were announced several times during the year. In July, the company announced an accounting error that overstated operating expenses for fiscal year 2004 and part of 2005, which led to a restatement of results, increasing income for these periods. Shares rose even higher in August, based on discussions that this Baton Rouge, Louisiana-based company would be part of the Hurricane Katrina reconstruction effort. Shaw is a primary contractor to the Federal Emergency Management Agency.

Another major contributor was Dobson Communications, an Oklahoma City-based provider of wireless communications. Dobson Communications' shares increased significantly during July upon issuance of a positive forecast. The company stated that its optimistic outlook resulted from an increase in average revenue per user in the latest fiscal quarter. The company was also holding discussions on a possible roaming agreement with Cingular, the biggest U.S. cell phone service provider.

Market conditions, country selection, and sector selection did not have an impact on the Fund's relative performance given that it is managed neutrally along these parameters.

                          GROWTH OF $10,000 INVESTMENT

                                     [CHART]

                      Small Cap          Russell 2000(R)
                     Value Fund           Value Index*
                     ----------          ---------------
    9/21/1998          $10,000              $10,000
    8/31/1999           10,361               10,834
    8/31/2000           12,176               12,318
    8/31/2001           13,636               14,540
    8/31/2002           12,469               13,726
    8/31/2003           14,912               16,976
    8/31/2004           17,502               20,286
    8/31/2005           21,150               24,872



For the year ended August 31, 2005, the Small Cap Value Fund returned 20.84% compared to 22.61% for the Russell 2000(R) Value Index.

*The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
20.84% 11.68%       11.39%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

           SOCIALLY RESPONSIBLE FUND - COMPARISON: FUND VS. INDEX     115

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

For the year ending August 2005, the Fund posted a return of 10.85%, while the S&P 500 Index had a return of 12.55%. We believe that over time the social universe (SRX) will produce the same results as the overall market (S&P 500). We define the SRX as the S&P 500 minus companies that are significantly engaged in: production of nuclear energy, the manufacture of military weapons or delivery systems, the manufacture of alcoholic beverages or tobacco products, the operation of gambling casinos, or business practices or the production of products that significantly pollute the environment. The Fund's underperformance versus the benchmark is mainly due to sector weightings. Over the past year the sector that has had the greatest impact on performance was the Energy sector. The underweighting of the Energy sector, which stems from the social mandate, cost the Fund about -1.25%. Stock selection was a positive. Two names in particular warrant mentioning: Aetna, Inc. (AET) and Caterpillar
(CAT). The Fund's holdings in AET and CAT contributed 62 basis points and 55 basis points, respectively, to performance.
                          Growth of $10,000 Investment

                                  [CHART]

                     Socially            S & P 500(R)
                  Responsible Fund          Index*
                  ----------------       ------------
    9/21/1998         $10,000               $10,000
    8/31/1999          12,783                13,057
    8/31/2000          14,672                15,188
    8/31/2001          11,087                11,484
    8/31/2002           9,019                 9,417
    8/31/2003          10,153                10,553
    8/31/2004          11,138                11,762
    8/31/2005          12,346                13,238


For the year ended August 31, 2005, the Socially Responsible Fund returned 10.85% compared to 12.55% for the S&P 500(R) Index.

*The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock's weight in the index proportionate to its market value.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
10.85% -3.39%       3.08%
-------------------------------

/(a)/Average annual total returns are net of expenses.

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

       116      STRATEGIC BOND FUND - COMPARISON: FUND VS. INDEX

MANAGEMENT OVERVIEW

A discussion with AIG Global Investment Corp.

For the 12 month period ended August 31, 2005, the Fund had a return of 11.66%, outperforming its benchmark the Lehman Brothers Aggregate Bond Index which returned 4.15%. Market conditions continued to have an influence on fund performance. Strong performance from the high yield, emerging market, and investment grade credit sectors bolstered the funds performance. Specifically, exposure to longer term credit and the barbelled positioning of the portfolio were the primary drivers of strong returns as the yield curve flattened significantly. The overall yield of the portfolio further bolstered returns. Duration of the portfolio was a drag on performance for the year.

Sector selection had a positive influence on returns over the past year. Top contributors to performance were Supranationals, Yankees, and Utilities. Laggards included Agency, Bank, and MBS product.

Security selection had a strong positive influence on returns during the period. Specific securities which proved most beneficial to returns were Russian Government, and IWO holdings, a provider of wireless communication services in the northeast U.S., and Southern Energy debt. Poor performing securities included U.S. Treasury Notes maturing in 2005, Japanese Government debt and PCA debt. Strong performers were indicative of the excellent returns garnered in emerging market and high yield utility debt. The laggards highlighted the poor performance of the short maturity sector of the U.S. Treasury curve and weak performance in the Japanese market.

Country selection had a positive influence on returns for the period. Exposure to the Euro, Sweden, Australia and Mexico all gave a positive boost to returns for the period. The weakest contributors were Poland, Hungary and Japan.

                          Growth of $10,000 Investment

                                    [CHART]

                      Strategic            Lehman Brothers
                      Bond Fund          Aggregate Bond Index*
                      ---------          --------------------
    9/21/1998          $10,000                $10,000
    8/31/1999           10,409                  9,958
    8/31/2000           11,286                 10,709
    8/31/2001           11,951                 12,033
    8/31/2002           12,326                 13,009
    8/31/2003           14,511                 13,576
    8/31/2004           16,021                 14,408
    8/31/2005           17,873                 15,006


For the year ended August 31, 2005, the Strategic Bond Fund returned 11.66% compared to 4.15% for the Lehman Brothers Aggregate Bond Index.

*The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

  Average Annual Total Return
-------------------------------
1 Year 5 Years Since Inception*
-------------------------------
11.66%  9.63%       8.72%
-------------------------------

*Inception date of the Fund: September 21, 1998

Past performance is not predictive of future performance. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees, distribution fees and surrender charges.

                              VALIC COMPANY II                        117

BOARD OF TRUSTEES
Judith L. Craven
William F. Devin
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
Norman Hackerman
Peter A. Harbeck
John W. Lancaster
Kenneth J. Lavery
Ben H. Love
John E. Maupin, Jr.

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS
AIG Global Investment Corp.
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Haborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

A I M Capital Management, Inc.
11 Greenway Plaza
Houston, TX 77046

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403-1906

JPMorgan Investment Advisors, Inc.
1111 Polaris Parkway
Columbus, Ohio 43271-0211

SSgA Funds Management, Inc.
2 International Place
Boston, Massachusetts 02110

Wellington Management Co., LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1401 McKinney Street, Suite 1200
Houston, Texas 77010

TRANSFER AND SHAREHOLDER
SERVICE AGENT
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

OFFICERS
Evelyn M. Curran,
President and Chief Executive Officer
John Packs,
Vice President and Senior Investment Officer
Gregory R. Kingston,
Treasurer and Chief Financial Officer
Nori L. Gabert,
Vice President, Chief Legal Officer and Secretary
Cynthia A. Gibbons,
Vice President, Chief Compliance Officer and Assistant Secretary
Donna Handel,
Vice President and Assistant Treasurer
Kathryn A. Pearce,
Assistant Treasurer
Mark Matthes,
Assistant Secretary
 This report is for the information of the shareholders and variable contract owners investing in VALIC Company II. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

 VALIC Company II is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. Once filed, VALIC Company II's Form N-Q will be available without charge on the U.S. Securities and Exchange Commission's website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), (ii) sending your request and a duplicating fee to the U.S. Securities and Exchange Commission's Public Reference Room, Washington DC 20549-0102 or (iii) sending your request electronically to www.publicinfo@sec.gov.

VOTING PROXIES ON VALIC COMPANY II PORTFOLIO SECURITIES

 A description of the policies and procedures that VALIC Company II uses to determine how to vote proxies related to securities held in the Fund's portfolios which is available in VALIC Company II's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY II PORTFOLIO SECURITIES

 Information regarding how VALIC Company II voted proxies relating to securities held in the VALIC Company II Funds during the twelve month period ended June 30, 2005 is available without charge, upon request, by calling (800) 448-2542 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

                               VALIC COMPANY II
                              MID CAP VALUE FUND

             Supplement to the Prospectus Dated December 31, 2004

The Board of Trustees (the "Board") of VALIC Company II, with respect to the Mid Cap Value Fund (the "Fund"), approved at a meeting held on October 19, 2005 an investment sub-advisory agreement (the "Sub-Advisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC") and U.S. Bancorp Asset Management, Inc. ("USBAM"). The Sub-Advisory Agreement with USBAM will become effective after the close of business on November 4, 2005 and provides that USBAM will manage a portion of the assets of the Fund. The subadvisory fees paid to USBAM will be borne by VALIC and will not result in increased costs to the Fund's shareholders. The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve investment sub-advisory agreements without a shareholder vote; however, an information statement explaining the addition of a new sub-adviser in further detail will be mailed to all shareholders of record. The changes to the VALIC Company II prospectus described below, shall be effective November 7, 2005.

With respect to the Fund's Fact Sheet on page 21, replace the Investment Sub-Adviser and Investment Strategy sections in their entirety, with the following:

   Investment Sub-Adviser

   U.S. Bancorp Asset Management, Inc. ("USBAM")
   Wellington Management Company, LLP ("Wellington Management")

   Investment Strategy

   The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. "Net assets" will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap Index range. As of August 31, 2005, the largest company in the Russell Midcap Index had a market capitalization of approximately $17.9 billion. Companies falling within the lower end of this range may be considered small cap companies.

   The sub-advisers use their own investment strategies to accomplish the Fund's investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria:

     . are undervalued relative to other securities in the same industry or market;
     .   exhibit good or improving fundamentals; or
     . exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

   In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company's business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser's valuation techniques are a key component to the Fund's investment approach.

   The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize in derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund's return.

   Effective November 7, 2005, Wellington Management will manage approximately two-thirds of the Fund's assets and USBAM managed approximately one-third of the Fund's assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

With respect to the Fund's Fact Sheet on page 21, add the following risk to the Investment Risk section:

   Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

In the section entitled About the Series Company Management on page 43, insert the following the description after the discussion of SSgA Funds Management,
Inc.:

   Mid Cap Value Fund

   U.S. Bancorp Asset Management, Inc. ("USBAM")
   800 Nicollet Mall, Minneapolis, Minnesota 55402

   USBAM (formerly U.S. Bancorp Piper Jaffrey Asset Management) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2005, USBAM and its affiliates had approximately $123 billion in assets under management, including investment company assets of approximately $54 billion.

   Kevin Earley, CFA and Brent Mellum, CFA have primary responsibility for the day-to-day management of a portion of the Fund's assets. Mr. Earley is currently an Equity Portfolio Manager with USBAM and serves as the primary portfolio manager for USBAM's portion of the Fund's assets. Mr. Earley joined USBAM in 1997 and has 18 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with USBAM and co-manages USBAM's portion of the Fund's assets. Mr. Mellum joined USBAM in 1993 and has 12 years of financial industry experience, including 10 years in portfolio management.

Dated: October 20, 2005

                                                               AIG VALIC ONLINE
                                                                 Account Access

   You must establish a Manage your account on the Web through AIG VALIC
Personal Identification Online!
    Number (PIN) before
    using the automated Enjoy quick, easy and secure access -- now or anytime.
      account services. Go to www.aigvalic.com and click on "AIG VALIC Online"
                        in the Login Section.
  Your PIN is valid for You'll find these exciting features:
both AIG VALIC by Phone
      at 1.800.428.2542 .  View your account portfolio including values and AIG VALIC Online. .  View, download or print account and transaction confirmation statements
                        .  View current and historical fund performance and
                           unit values
                        .  View or download transaction history
                        .  View your financial advisor's contact information
                        .  Update or reset your Personal Identification Number
                           (PIN)
                        .  Change your contact information such as telephone,
                           address or e-mail
                        .  Initiate account transactions including:
                        (greater than)Allocation changes
                        (greater than)Transfer money among investment options
                        (greater than)
                                      Rebalance account to your desired allocation mix
                        (greater than)Loan modeling
                        .  Request forms for a variety of services
                        .  Enroll in the electronic document delivery service

                        Start exploring AIG VALIC Online today by establishing a Personal Identification Number (PIN)!

                        To set up a PIN through AIG VALIC Online:

                        .  Go to www.aigvalic.com
                        .  Click "AIG VALIC Online" in the Login Section
                        .  Click "I am a new user"
                        .  Enter the information required to establish a new
                           PIN
                        . Click "I Agree" to accept AIG VALIC'S access agreement (required)
                        . Verify and/or update your address, e-mail and telephone number information
                        . Click "Continue" to update your record and proceed to the Client Summary screen

                        Your PIN setup is complete when the Client Summary screen appears.

                        This PIN is valid for both AIG VALIC by Phone at 1-800-428-2542 and AIG VALIC Online.

                        AIG VALIC by Phone is our toll-free automated phone line providing 24-hour access to your account.


                                             ---------------
                   VALIC Company II             PRSRT STD
                   P.O. Box 3206              U.S. POSTAGE
                   Houston, Texas 77253-3206      PAID
                                              LANCASTER, PA
                                             PERMIT NO. 1765
                                             ---------------

VL 11288 VER 08/05

Item 2. Code of Ethics.

VALIC Company II ("the Registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3. Audit Committee Financial Expert.

Currently, the Registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b)of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the Registrant's financial statements, supervise the Registrant's preparation of its financial statements, and oversee the work of the Registrant's independent auditors.

Item 4. Principal Accountant Fees and Services.

        (a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountant were as follows:

                                                    2004             2005
                        Audit Fees               $ 38,852        $ 243,410
                        Audit-Related Fees       $ 14,187        $  64,295
                        Tax Fees                 $ 84,575        $  89,990
                        All Other Fees           $      0        $       0

                Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees principally include a SAS No. 100 review of the Registrant's Semiannual Shareholder Report. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

                (e)

                        (1) The Registrant's audit committee pre-approves all audit services provided by the Registrant's principal accountant for the Registrant and all non-audit services provided by the Registrant's principal accountant for the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the Registrant.

                        (2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                (f)     Not Applicable.

                (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the Registrant for 2005 and 2004 were $890,253 and $911,350, respectively.

                (h) Non-audit services rendered to the Registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the Series's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

        (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's management, including the President and Treasurer, concluded that the Registrant's disclosure controls and procedures are effective.

        (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.3a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

        (a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

                (2) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
                Exhibit 99.CERT.

                (3) Not applicable.

        (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company II

By:   /s/ Evelyn M. Curran
      ----------------------------
      Evelyn M. Curran
      President

Date: November 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Evelyn M. Curran
      ----------------------------
      Evelyn M. Curran
      President

Date: November 9, 2005

By:   /s/ Gregory R. Kingston
      ----------------------------
      Gregory R. Kingston
      Treasurer

Date: November 9, 2005